As filed with the Securities and Exchange Commission on November 2, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget

(“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

Integrated Large Cap Fund

International Equity Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

International Select Fund

International Small Cap Fund

Intrinsic Value Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Sustainable Equity Fund

U.S. Equity Impact Fund

Annual Report

August 31, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Dividend Growth Fund	2
Emerging Markets Equity Fund	6
Equity Income Fund	10
Focus Fund	14
Genesis Fund	17
Global Real Estate Fund	20
Greater China Equity Fund	24
Guardian Fund	28
Integrated Large Cap Fund	31
International Equity Fund	34
International Select Fund	38
International Small Cap Fund	42
Intrinsic Value Fund	46
Large Cap Value Fund	50
Mid Cap Growth Fund	53
Mid Cap Intrinsic Value Fund	56
Multi-Cap Opportunities Fund	59
Real Estate Fund	63
Small Cap Growth Fund	66
Sustainable Equity Fund	69
U.S. Equity Impact Fund	73
FUND EXPENSE INFORMATION	82
LEGEND	86
SCHEDULE OF INVESTMENTS
Dividend Growth Fund	87
Positions by Country	88

Emerging Markets Equity Fund	90
Positions by Industry	93
Equity Income Fund	96
Positions by Country	98
Focus Fund	101
Positions by Country	103
Genesis Fund	106
Global Real Estate Fund	109
Positions by Sector	110
Greater China Equity Fund	111
Guardian Fund	113
Integrated Large Cap Fund	118
International Equity Fund	120
Positions by Industry	122
International Select Fund	123
Positions by Industry	124
International Small Cap Fund	126
Positions by Industry	128
Intrinsic Value Fund	130
Large Cap Value Fund	133
Mid Cap Growth Fund	135
Mid Cap Intrinsic Value Fund	138
Multi-Cap Opportunities Fund	140
Real Estate Fund	142
Small Cap Growth Fund	144
Sustainable Equity Fund	147
Positions by Country	148
U.S. Equity Impact Fund	149
FINANCIAL STATEMENTS	151
FINANCIAL HIGHLIGHTS (ALL CLASSES)
Dividend Growth Fund	201
Emerging Markets Equity Fund	202
Equity Income Fund	203
Focus Fund	203
Genesis Fund	205

Global Real Estate Fund	206
Greater China Equity Fund	206
Guardian Fund	207
Integrated Large Cap Fund	208
International Equity Fund	209
International Select Fund	210
International Small Cap Fund	211
Intrinsic Value Fund	212
Large Cap Value Fund	213
Mid Cap Growth Fund	215
Mid Cap Intrinsic Value Fund	216
Multi-Cap Opportunities Fund	218
Real Estate Fund	218
Small Cap Growth Fund	219
Sustainable Equity Fund	221
U.S. Equity Impact Fund	222
Reports of Independent Registered Public Accounting Firms	229
Directory	233
Trustees and Officers	234
Proxy Voting Policies and Procedures	244
Quarterly Portfolio Schedule	244
Liquidity Risk Management Program	244
Neuberger Berman U.S. Equity Impact Fund: Initial Consideration of the Management Agreement	245
Notice to Shareholders	248

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2021 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

Global equity markets continued to climb this fiscal year, as investors weighed positive economic indicators such as strong corporate earnings, COVID-19 related global fiscal stimulus, more normalized global trade relations, healthy consumer balance sheets, and climbing vaccination rates against risks including supply chain bottlenecks and signs of inflation, high stock valuations, and, more recently, the Delta variant's surge among the unvaccinated and its potential to disrupt the global economic recovery.

Conditions created by the pandemic and global response meant many of our actively managed strategies outpaced their benchmarks. Stock picking was important as a shift in dominance from momentum growth stocks to value, then back to growth within the reporting period favored managers driven by strong disciplines.

We see a number of reasons for continued optimism: if the average bull market lasts five years, we are early into this one, starting post the April 2020 pandemic-driven recession. During lockdowns, household savings increased some $2.5 trillion, suggesting consumer spending has capacity to grow gross domestic product. Real GDP growth estimates for third quarter 2021 are approximately 5% annualized, following a 6.6% growth rate in the second quarter. Both are above long-term averages for the U.S. The Biden Administration's infrastructure plans and strengthening of "buy American" rules have the potential to provide well-paid skilled and unskilled opportunities for workers. Interest rates remain low, and fiscal stimulus is ongoing in many global regions, while low bond yields continue to drive investors toward equities.

However, we believe the most serious risk facing the global economy and markets remains. COVID-19—this time, the Delta variant which is currently overwhelming hospital systems—threatens labor, manufacturing, supply chains, travel and tourism, childcare and education, and consumer and business confidence. The Conference Board's consumer confidence index dropped from July's 125.1 to 113.8 in late August, its lowest point since February 2021 (a figure recorded before Hurricane Ida's destructive drive from Louisiana to the Northeast). Further, inflation remains a concern, at least currently, with the U.S. Department of Labor reporting the Producer Price Index for final demand increased 8.3% from a year ago. And equity valuations remain high, making markets susceptible to headline shocks.

Americans are in a very privileged position, with enviable access to a lifesaving preventative. The push to require vaccination helps protect lives and the U.S. economy, while helping to prevent ongoing viral mutation. During a devastating centennial health crisis, we believe this is important, and hope Americans will continue to take action.

Should President Biden's vaccination push continue to make a positive impact, much of the uncertainty facing the U.S., and consequently, global economy and equity markets, could lessen dramatically. Until the pandemic is under control, however, we anticipate ongoing volatility.

In the environment we foresee, we believe research-driven active management continues to have an advantage, as fundamentals, balance sheets, cash flows, and growth prospects will matter. Our teams continue working to position their portfolios for success should the economy surprise either on the upside or downside in the immediate term.

Thank you for your confidence in Neuberger Berman.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN EQUITY FUNDS

Dividend Growth Fund Commentary (Unaudited)

Neuberger Berman Dividend Growth Fund Institutional Class generated a 35.18% total return for the fiscal year ended August 31, 2021 (the reporting period), outperforming its benchmark, the S&P 500® Index (the Index), which posted a 31.17% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the reporting period, the stock market sharply advanced as gains were propelled by powerful corporate earnings working in concert with accommodative fiscal and monetary policy actions. The U.S. House of Representatives adopted a $3.5 trillion budget resolution, setting the stage for negotiations to address infrastructure initiatives put forth by President Biden. Also, the Food & Drug Administration granted full approval for the Pfizer-BioNTech vaccine for individuals 16 years of age and older and, by late-August, over 50% of Americans were fully vaccinated—prompting several states to reopen despite growing concerns surrounding the Delta variant. Elsewhere, the U.S. Federal Reserve Chair, Jerome Powell, signaled tapering $120 billion in monthly asset purchases at the annual Jackson Hole symposium, while reiterating rates will likely remain near historic lows, all while downplaying inflationary pressures.

The Fund seeks long term capital appreciation and current income. This approach seeks to identify companies with strong business models generating cash to both grow their business, while also providing rising dividend distributions to shareholders. Overall, we focus on companies that we believe have strong balance sheets, solid management teams, attractive free cash flow yields, and clear capital allocation strategies. From a portfolio construction standpoint, at the end of the reporting period, top equity sector weights included approximately 20% Information Technology (IT), 17% Financials, and 14% Health Care. Overall, the bulk of returns were generated from stocks across Financials, IT, and Health Care—while exposure to Communication Services, Consumer Staples, and Real Estate made positive, but smaller, contributions.

During the reporting period, our Energy names posted outsized returns versus the Index, driven by stocks tied to production and transportation of oil/gas. Devon Energy was our top overall performer as the upstream business posted solid results with management reporting earnings growth driven by cost controls. What's more, the C-suite has articulated their commitment to balance sheet improvement while increasing shareholder returns through its formalized dividend model. From a capital allocation standpoint, Devon Energy has among the most transparent return of capital frameworks focused on stock buybacks and dividend increases, causing us to see this as an ideal holding.

Within Materials, the Fund generated positive returns as our allocation posted outsized returns relative to their sector constituents. While stock selection was strong across Materials, Wheaton Precious Metals was an outlier as shares of the precious metals streaming company experienced profit-taking—making this our biggest detractor. However, we remain attracted to this business given its diversification across what we view as high-quality streaming rights including gold, platinum, palladium, and copper. As it stands, Wheaton enjoys agreements across 23 operating mines and 8 development stage projects. Wheaton typically hasn't incurred ongoing exploration costs faced by traditional mining companies and has a strong track record of generating among the highest cash operating margins in the industry. From a portfolio construction standpoint, we believe our overweight to Materials versus the Index could offset inflationary pressures.

In closing, despite what has been a challenging macroeconomic backdrop, we remain constructive as widely distributed vaccines could support reopening initiatives, albeit at a measured pace. Moreover, we believe the stock market is a discounting mechanism, assigning a present value to expected future cash flows. Through this lens, we believe investors are anticipating a rebound in earnings and monetary / fiscal stimulus working in concert. We continue to favor cyclical and value-oriented stocks that have shown growing dividend payments which we believe offer compelling opportunities for investors and an attractive inflationary hedge into the new business cycle.

We thank you for investing in our Fund.

Sincerely,

WILLIAM D. HUNTER AND SHAWN TRUDEAU
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.2%
Consumer Discretionary	10.5
Consumer Staples	3.8
Energy	2.4
Financials	17.4
Health Care	13.8
Industrials	11.5
Information Technology	19.6
Materials	6.3
Real Estate	4.6
Utilities	3.9
Short-Term Investments	3.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/15/2015	35.18%	15.08%	15.17%
Class A	12/15/2015	34.73%	14.65%	14.76%
Class C	12/15/2015	33.69%	13.84%	13.88%
Class R6	12/15/2015	35.34%	15.16%	15.26%
With Sales Charge
Class A		26.98%	13.29%	13.58%
Class C		32.69%	13.84%	13.88%
Index
S&P 500® Index[1,15]		31.17%	18.02%	17.36%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.17%, 1.62%, 2.28% and 1.18% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.06%, 1.81% and 0.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Dividend Growth Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Equity Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of 16.04% for the fiscal year ended August 31, 2021 (the reporting period), trailing its benchmark, the MSCI Emerging Markets (EM) Index (Net) (the Index), which reported a total return of 21.12% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong showing during the first half of the reporting period, EM equities lost ground, largely due to concerns about China. Chinese regulatory changes shook investor sentiment there and added to concerns about the spread of the COVID-19 Delta variant, given vaccination rates remain lower in EM than developed markets. Although absolute returns were strong, the Index trailed both U.S. stocks, as measured by the S&P 500® Index, and developed markets, as measured by the MSCI EAFE® Index (Net).

Sector and country returns varied widely. Information Technology (IT) and Materials were up over 50%, followed by Industrials—as value segments took the lead, taking the momentum mantle from growth, which had been stronger in the market's initial COVID-19 bounce-back in mid-2020. By country, leaders included smaller markets like Mexico, the Czech Republic, and Argentina. Underperforming sectors included Real Estate, Communication Services and Consumer Discretionary, where poorly performing Chinese internet companies reside. Peru, Pakistan, and Egypt were among markets that declined.

Sector allocation was advantageous to the Fund's performance this period, especially our underweight to Consumer Discretionary and overweight to IT versus the Index, but overall stock selection detracted. Our Health Care and Financials holdings outperformed, but holdings within Consumer Discretionary, Communication Services and Industrials lagged.

From a country perspective, our holdings in India and Malaysia, and an opportunistic allocation to Kazakhstan were beneficial, while holdings based in China, Brazil and Taiwan detracted from relative performance.

Taiwan Semiconductor Manufacturing and Samsung Electronics were among the top contributors this period. The Taiwanese semiconductor manufacturing giant rallied in late 2020 after wins for next-generation chips, progress on investments in advanced technologies, and additional factory locations—and held onto those gains. Similarly, Samsung, the Korean consumer electronics and semiconductor/memory leader, kept late 2020 gains, as investors believed its memory chip business would benefit from expected growth trends.

China's Alibaba and Ping An Insurance were among key detractors, as investor sentiment about China dipped. Alibaba, an e-commerce behemoth, reported strong earnings but sold off on fears of greater Chinese regulatory scrutiny of dominant internet firms. Ping An, an insurer and fin-tech application developer, absorbed losses from a real estate firm it had exposure to, and separately invested in a restructured business. Both events drew investor scrutiny, causing the stock to decline during the reporting period.

Because of its impact on the asset class, China, which remains our largest underweight versus the Index at the end of the reporting period, deserves comment. Recent regulatory announcements appear aligned with the concept of "common prosperity," with the Chinese government targeting business segments they believe favor wealthier parts of society.

President Xi Jinping is working to orient government policy toward average citizens. This summer's target was private tutoring/education, where the Fund has no exposure. The government wants these businesses to be made affordable and accessible, thus the effort to have local governments set their prices.

Where analysis becomes more complex is with Chinese internet names. As we complete reviews of the impact of the broader Chinese regulatory trend, across local Chinese businesses, we are focusing on current portfolio names, and also researching select names we don't own whose prices have corrected.

Overall, we anticipate more China-related headlines, which could drive volatility in EM equities, and, as always, we will seek to use it to our advantage. While the momentum-driven market has been a relative headwind for the strategy, we believe deep research and fundamental evaluation will reassert its importance and are confident in the Fund's holdings and positioning.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	16.04%	8.97%	4.88%	8.49%
Class A	10/08/2008	15.68%	8.69%	4.61%	8.22%
Class C	10/08/2008	14.85%	7.89%	3.83%	7.41%
Class R3[10]	06/21/2010	15.21%	8.24%	4.18%	7.86%
Class R6[21]	03/15/2013	16.17%	9.08%	4.96%	8.55%
With Sales Charge
Class A		9.01%	7.41%	3.99%	7.72%
Class C		13.85%	7.89%	3.83%	7.41%
Index
MSCI Emerging Markets Index (Net)[1,15]		21.12%	10.40%	4.85%	7.98%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.26%, 1.60%, 2.34%, 1.98% and 1.16% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 2.26% and 1.92% for Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class and Class R6 includes each class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)

Neuberger Berman Equity Income Fund Institutional Class generated a 23.62% total return for the fiscal year ended August 31, 2021 (the reporting period), underperforming its benchmark, the S&P 500® Index (the Index), which posted a 31.17% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the reporting period, the stock market sharply advanced as gains were propelled by powerful corporate earnings working in concert with accommodative fiscal and monetary policy actions. The U.S. House of Representatives adopted a $3.5 trillion budget resolution, setting the stage for negotiations to address infrastructure initiatives put forth by President Biden. Also, the Food & Drug Administration granted full approval for the Pfizer-BioNTech vaccine for individuals 16 years of age and older, and by late-August, over 50% of Americans were fully vaccinated—prompting several states to reopen despite growing concerns surrounding the Delta variant. Elsewhere, the U.S. Federal Reserve Chair, Jerome Powell, signaled tapering $120 billion in monthly asset purchases at the annual Jackson Hole symposium, while reiterating rates will likely remain near historic lows all while downplaying inflationary pressures.

The Fund is an objective-based strategy, targeting a total return between stocks and bonds with limited volatility relative to the Index. Overall, the portfolio is diversified among dividend-paying stocks and convertible securities, selected through extensive analysis of cash flow prospects, that we believe have the ability to sustain and grow dividends.

From a portfolio construction standpoint, at the end of the reporting period, top equity sector weights included approximately 16% Financials, 11% Information Technology (IT), and 16% Real Estate. Overall, the bulk of the Fund's total returns were generated from our allocation across Financials, IT, and Real Estate—while exposure to Energy, Communication Services, and Consumer Staples stocks made positive, but smaller, contributions.

In aggregate, our overweight to Financials generated the bulk of returns. By design, the Fund invests in companies that can benefit from a rise in interest rates, such as banks, capital markets players, and insurance providers. Our factor analysis suggests exposure to these beneficiaries can potentially counterbalance rate sensitivity elsewhere in the portfolio. PNC Financial was among top overall performing securities advancing by double digits. The Pittsburgh-based lender became the fifth-largest domestic bank following its $11.6 billion deal to purchase the U.S. operations of the Spanish bank BBVA. This gives PNC a presence in the high-growth states including Arizona, Florida, and Texas. We believe this acquisition gives PNC the wherewithal to transition into a truly national bank with attractive dividend growth potential.

On the other end of the spectrum, stock selection within Real Estate was a headwind to relative returns, as Equinix was our biggest loser. During the reporting period, the cloud computing / data storage player experienced profit-taking following years of strong returns. It's worth highlighting, while recent results had been somewhat underwhelming, this position was sold during the reporting period for a meaningful long-term gain after benefitting from structural demand tied to work from home, streaming, and online shopping, which require greater data storage and processing capacity.

The Fund's use of written options contributed positively to performance during the reporting period.

In closing, despite a challenging macroeconomic backdrop, we remain constructive as widely distributed vaccines could support reopening initiatives, albeit at a measured pace. Moreover, we believe the stock market is a discounting mechanism, assigning a present value to expected future cash flows. Through this lens, we believe investors are anticipating a rebound in earnings and monetary/fiscal stimulus working in concert. From a valuation standpoint, we continue to favor cyclical and value-oriented dividend-paying stocks which we believe offer compelling opportunities for income-oriented investors and an attractive inflationary hedge relative to bonds into the new business cycle.

We thank you for investing in our Fund.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.8%
Consumer Discretionary	8.1
Consumer Staples	3.8
Energy	3.7
Financials	15.8
Health Care	10.4
Industrials	9.2
Information Technology	10.8
Materials	5.7
Real Estate	16.0
Utilities	10.4
Convertible Bonds	2.9
Short-Term Investments	0.4
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2021
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	23.62%	9.80%	8.92%	8.15%
Class A13	06/09/2008	23.19%	9.40%	8.51%	7.78%
Class C13	06/09/2008	22.26%	8.58%	7.72%	7.08%
Class R3[13]	06/21/2010	22.82%	9.10%	8.20%	7.61%
With Sales Charge
Class A13		16.15%	8.11%	7.87%	7.36%
Class C13		21.26%	8.58%	7.72%	7.08%
Index
S&P 500® Index[1,15]		31.17%	18.02%	16.34%	10.65%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 13 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.70%, 1.06%, 1.81% and 1.34% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)

Neuberger Berman Focus Fund Investor Class generated a 32.06% total return for the fiscal year ended August 31, 2021 (the reporting period), outperforming the 28.64% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a weak start, the global equity market rallied sharply and generated strong results over the reporting period. An increase in COVID-19 infections, mixed economic data, and uncertainties over the November 2020 U.S. Presidential Election initially dragged the market lower. However, the announcement of several highly effective COVID-19 vaccines, improving economic data, aggressive fiscal stimulus, and continued accommodative monetary policy fueled investor demand for equities. The market was further supported by corporate earnings that often exceeded expectations. Collectively, these positives more than offset rising inflation and concerns over the COVID-19 Delta variant. All told, the Index returned 28.64% for the reporting period.

Stock selection drove the Fund's relative outperformance during the reporting period, whereas sector allocation detracted from returns. Looking at stock selection, holdings in the Information Technology, Consumer Discretionary and Consumer Staples sectors added the most value. In terms of individual stocks, semiconductor company ASML Holding, software company Constellation Software, Inc. and multinational technology firm Microsoft Corp. were the most beneficial for returns. In contrast, stock selection in the Communication Services and Materials sectors were the only meaningful detractors from relative returns. Individual stocks that detracted from performance included online travel company Expedia Group, Inc., luxury fashion firm Farfetch Limited and financial technology company Fidelity National Information Services. We eliminated all three positions during the reporting period.

In terms of sector allocation, an underweight to Financials versus the Index was the largest negative for relative performance. An overweight to Consumer Discretionary was also a headwind for returns. On the upside, underweights to the Health Care and Utilities sectors were the most additive for relative performance.

The 10-year U.S. Treasury yield is hovering near 1.3% versus its peak level of 1.7% earlier this year. This is a remarkable turn of events, given inflation in the U.S. remains above the U.S. Federal Reserve Board's (Fed) 2% target. Fed Chairman Jerome Powell has recently indicated a willingness to withdraw some easy-money policies by year-end, while landmark infrastructure legislation in the U.S. increasingly looks set to pass in some shape over the near-term. We attribute the sharp recent drop in rates to Fed officials reiterating that rate hikes are not imminent, signs the economic recovery could be slowing, and worries over the COVID-19 Delta variant. As a reminder, the Fund seeks long-term growth of capital, by investing in a concentrated portfolio of what we believe to be outstanding companies. The Fund does not seek to add value from macro and political events. Indeed, we initiated on several positions in early 2021 that we believe are on the path to becoming outstanding businesses. Leveraging our data-science insights, we believe we have a differentiated view on the earnings power of these companies over the next 3-5 years. Many of these new holdings have been highly additive to investment performance across a variety of sectors and geographies. At the same time, ESG (Environmental, Social, and Governance) diligence remains deeply embedded in our investment process, with recent and ongoing engagement efforts focused on decarbonization and diversity, equity and inclusion (DEI). Going forward, we will not hesitate to act should the right opportunity present itself; however, we will not deviate from our process.

Sincerely,

TIMOTHY CREEDON AND HARI RAMANAN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	8.6%
Consumer Discretionary	25.5
Consumer Staples	9.1
Financials	3.1
Health Care	3.9
Industrials	9.1
Information Technology	34.5
Materials	3.2
Real Estate	1.3
Short-Term Investments	1.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	32.06%	16.53%	15.12%	10.84%
Trust Class[3]	08/30/1993	31.78%	16.31%	14.90%	10.81%
Advisor Class[4]	09/03/1996	31.49%	16.11%	14.72%	10.74%
Institutional Class[5]	06/21/2010	32.25%	16.71%	15.32%	10.88%
Class A19	06/21/2010	31.73%	16.28%	14.90%	10.81%
Class C19	06/21/2010	30.76%	15.42%	14.05%	10.67%
With Sales Charge
Class A19		24.17%	14.91%	14.23%	10.71%
Class C19		29.76%	15.42%	14.05%	10.67%
Index
MSCI All Country World Index (Net)[1,15]		28.64%	14.29%	11.27%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.92%, 1.11%, 1.27%, 0.76%, 1.13%, and 1.88% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)

Neuberger Berman Genesis Fund Investor Class generated a 32.89% total return for the fiscal year ended August 31, 2021 (the reporting period), underperforming the 47.08% total return of its benchmark, the Russell 2000® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a weak start, the equity market rallied sharply and generated strong results over the reporting period. Uncertainties surrounding the November 2020 U.S. Presidential Election and surging COVID cases initially dragged the market lower. However, the announcement of several highly effective COVID-19 vaccines, improving economic data, aggressive fiscal stimulus, and continued accommodative monetary policy fueled investor demand for equities. The market was further supported by corporate earnings that often exceeded expectations. Collectively, these positives more than offset rising inflation and concerns over the COVID-19 Delta variant. All told, the S&P 500® Index gained 31.17% during the reporting period. Small-cap stocks, as measured by the Index, performed even better, returning 47.08%.

The Fund posted a strong absolute return during the reporting period but underperformed the substantial gain in the overall small-cap market. The Fund generated double-digit gains in eight of the 10 sectors in which it invests but lagged the Index on a relative basis in all but one sector. We believe this broad-based negative stock selection is indicative of a speculative market environment driven by lower quality companies. The Fund, with its high-quality focus on durable and highly differentiated business models that enjoy attractive financial characteristics, such as above average profitability, consistent free cash flow generation and conservative balance sheets, typically has underperformed in a risk-driven, speculative environment. Drilling down further, relative stock selection was the weakest in the Health Care, Financials, and Information Technology (IT) sectors. Within Health Care, the performance of four stocks in particular was a significant drag on absolute and relative returns. These stocks declined due to company-specific weakness. Within Financials, our Capital Markets positions negatively impacted relative results the most. Within IT, our "Steady Eddie" Software and IT Services holdings were the largest headwinds for performance.

Meanwhile, sector allocation was beneficial for performance, largely driven by underweights to traditional Biotechnology companies within the Health Care sector and an underweight to the Utilities sector versus the Index. This was partially offset by an underweight to Energy and our cash position.

Early this year, prospects for an economic revival driven by the vaccine rollout, along with unprecedented fiscal and monetary stimulus, drove significant outperformance of more cyclical, lower quality, and speculative stocks. However, in recent months, these types of stocks have ceded performance to higher quality, secularly growing and less cyclical stocks due to concerns of an economic deceleration, uncertainty around the Delta variant and global supply chain constraints, all of which help explain the Fund's better relative performance the last few months. However, inflation remains a wild card. While the U.S. Federal Reserve Board has repeatedly said rising prices are largely transitory, this remains to be seen. Our research suggests that wage inflation and supply chain-related issues could prove to be "stickier." While it is difficult to be fully immune to these challenges, overall, we believe that our companies have the pricing power, scale, supply chain sophistication and cost efficiency opportunities to navigate these challenges more effectively than their counterparts. Given the uncertainties tied to inflation, we have "stress tested" all the Fund's holdings to project how they may respond to the possibility of a more durable shift towards inflation. Regardless, we are confident that as the economy transitions to less stimulus and stands on its own, investing in a diversified portfolio of what we believe to be financially strong companies, with sustainable and highly differentiated business models, is a prudent approach for long-term investment success.

Sincerely,

JUDITH M. VALE, ROBERT W. D'ALELIO, BRETT S. REINER AND GREGORY G. SPIEGEL
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.6%
Consumer Discretionary	14.1
Consumer Staples	3.4
Financials	12.9
Health Care	13.4
Industrials	19.5
Information Technology	26.9
Materials	4.0
Real Estate	1.5
Short-Term Investments	0.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	09/27/1988	32.89%	16.18%	13.62%	12.77%
Trust Class[3]	08/26/1993	32.77%	16.09%	13.52%	12.74%
Advisor Class[4]	04/02/1997	32.43%	15.79%	13.22%	12.51%
Institutional Class[5]	07/01/1999	33.11%	16.38%	13.81%	12.92%
Class R6[22]	03/15/2013	33.23%	16.48%	13.86%	12.84%
Index
Russell 2000® Index[1,15]		47.08%	14.38%	13.62%	10.23%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.01%, 1.09%, 1.35%, 0.84% and 0.75% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Genesis Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Real Estate Fund Commentary (Unaudited)

Neuberger Berman Global Real Estate Fund Institutional Class generated a 28.06% total return for the fiscal year ended August 31, 2021 (the reporting period), underperforming the 33.34% total return of its benchmark, the FTSE EPRA/Nareit Developed Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a weak start, the global equity market rallied sharply and generated strong results over the reporting period. An increase in COVID-19 infections, mixed economic data, and uncertainties over the November 2020 U.S. Presidential Election initially dragged the market lower. However, the announcement of several highly effective COVID-19 vaccines, improving economic data, aggressive fiscal stimulus, and continued accommodative monetary policy fueled investor demand for equities. The market was further supported by corporate earnings that often exceeded expectations. Collectively, these positives more than offset rising inflation and concerns over the COVID-19 Delta variant. All told, global equities, as measured by the MSCI All Country World Index (Net), returned 28.64% for the reporting period. Comparatively, global real estate investment trusts (REITs), as measured by the Index, generated even stronger results.

The Fund generated a strong absolute return but lagged the Index during the reporting period. From a stock selection perspective, holdings in the Specialty REITs and Real Estate Holding & Development sectors were the largest detractors from relative returns. Several individual holdings detracted from performance, including GDS Holdings Ltd., CyrusOne, Inc., UOL Group Ltd., Nippon Accommodations Fund, Inc., and LEG Immobilien SE. On the upside, holdings in the Retail REITs and Industrial & Office REITs sectors were additive for returns. In terms of individual holdings, Simon Property Group, Inc., Regency Centers Corp., Segro PLC, Equity Residential and Prologis, Inc. were the largest contributors to performance.

In terms of the Fund's positioning from a country perspective, underweights in Germany and Hong Kong versus the Index, along with an overweight to Australia, were the most beneficial for excess returns. On the downside, an overweight in China, an underweight in Sweden, and an overweight in Singapore were the largest detractors from relative performance.

Looking ahead, while it may be premature to say that the COVID-19 crisis has ended in the U.S., we believe the vaccination of the majority of the U.S. population over 12 years-old increases visibility to a post-COVID-19 environment and may lead to a sustainable market recovery. The challenges presented by the Delta and other variants, many of which are more contagious, remind us that elevated uncertainty and market volatility could persist. The exceptional level of fiscal stimulus, the accelerating reopening of the U.S. economy and the potential for additional infrastructure spending has led to higher headline inflation. However, dovish commentary by the U.S. Treasury and Federal Reserve Board have moderated some of these concerns. Overseas, the Continental European real estate market has lagged this year, dragged down by German Residential REITs, which we hold. While the sector was extremely resilient throughout the downturn and seen as a safe haven, it did not enjoy the reflation trade. We view the sector quite favorably and believe its attractive fundamentals remain intact. We also continue to believe in Continental European logistics and continue to hold names focused on this sector. In the UK, there has been an extremely successful vaccine program and over the summer great hope that life will begin to resemble normality. The Asian markets followed the U.S. markets in the rotation from high-growth sectors to the sectors more impacted by COVID-19 in anticipation of the normalization scenario. Residential and retail stocks in Asia rebounded strongly, but we believe the more attractive returns lie in the high-quality and higher-growth companies that we believe are resilient to the upcoming secular changes. We also favor certain well-managed stocks that appear quite undervalued to private real estate buyers.

Sincerely,

STEVE SHIGEKAWA, BRIAN C. JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/30/2014	28.06%	9.00%	8.14%
Class A	12/30/2014	27.70%	8.60%	7.74%
Class C	12/30/2014	26.73%	7.81%	6.94%
With Sales Charge
Class A		20.34%	7.32%	6.79%
Class C		25.73%	7.81%	6.94%
Index
FTSE EPRA/Nareit Developed Index (Net)[1,15]		33.34%	5.57%	5.53%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 8.81%, 9.28% and 9.88% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Greater China Equity Fund Commentary (Unaudited)

Neuberger Berman Greater China Equity Fund Institutional Class generated a 13.54% total return for the fiscal year ended August 31, 2021 (the reporting period), outperforming its benchmark, the MSCI China All Shares Index (Net) (the Index), which returned 0.54% over the same period. (Performance for all share classes is provided in the table immediately following this letter.)

On April 26, 2021, the Fund began comparing its performance to the Index rather than the MSCI China Index (Net) because the Index has characteristics that are more representative of the Fund's investment strategy than the MSCI China Index (Net). From the close of April 26, 2021 (the effective date of the change) through the end of the reporting period, the Fund's Institutional Class returned –3.78%, outperforming the Index, which returned –9.21%. For the entire reporting period, the Fund's Institutional Class returned 13.54%, outperforming the prior benchmark, which returned –5.10% for the reporting period.

Over the reporting period, China equity markets continued to experience volatility. In September 2020, Chinese equities retreated on elevated geopolitical tensions with the U.S. and India as well as the resurgence of COVID-19 cases in Europe and the U.S. After the Golden Week holidays in October, both onshore and offshore markets rallied given signs of consumption recovery and the State Council announced plans to develop Shenzhen as the "core engine" of reform in the Greater Bay Area. Markets extended gains into November following the release of the proposals for the 14th Five-Year Plan at the Fifth Plenary Session of the 19th Party Congress as well as positive news regarding COVID-19 vaccine developments. The signing of the Regional Comprehensive Economic Partnership agreement by 15 Asia-Pacific countries led by China further boosted risk-on sentiment. In December, Chinese equities consolidated due to concerns over the worsening COVID-19 situation globally. Both MSCI and FTSE announced the removal of companies named in the U.S. executive order as being affiliated with the Chinese military from their respective benchmark indices. Meanwhile, China's Central Economic Work Conference provided 2021 policy plans which were positively received by the market and the People's Bank of China (PBOC) unexpectedly injected cash via medium-term lending facility operations, driving a strong rally to end 2020.

Going into 2021, China equity markets rallied strongly on the back of increasing investment by Chinese households as evidenced by onshore mutual funds raising money at record pace, significant turnover volume of the China A-share market and record levels of inflows into the Hong Kong market from China. Investor sentiment was further buoyed due to stronger than expected macroeconomic data signaling an economic recovery. In February, markets continued to rally in the beginning of the month as the PBOC eased concerns overs liquidity tightening and MSCI announced plans to include stocks listed on the Shanghai Stock Exchange Science and Technology Innovation Board (also known as the STAR Board) in its May review. After the Chinese New Year holidays, both onshore China A-shares and offshore Hong Kong markets corrected sharply as investors took profit aggressively on growth and overvalued stocks and rotated into reflationary thematic plays as the rollout of COVID-19 vaccines accelerated.

China equity markets continued to sell off in March due to concerns over increasing bond yields and tightening onshore credit policy. Growth and high valuation stocks corrected sharply while value names rallied on optimism over global economic recovery. In April, both onshore A-shares and offshore Hong Kong markets rebounded after the State Council announced deep tax cuts to support private firms and sustain momentum of economic recovery. The solid first quarter GDP growth and upbeat corporate earnings results also supported markets. In May, the China equities market corrected after the Labor Day holidays with a sharp correction in cyclical stocks driven by supervision on over-heated onshore commodities. Internet giants also remained weak amid China's ongoing antimonopoly crackdown. However, both onshore A-shares and offshore Hong Kong markets rebounded in the second half of the month, supported by solid first quarter corporate earnings results. Markets consolidated in June after the government announced measures to curb the renminbi's rally and surging commodity prices amid inflation concerns. China-U.S. tensions also escalated again, exacerbated by an amendment to the U.S. executive order issued in December 2020 that brought the number of banned investments to 59 Chinese entities and trade restrictions imposed on certain solar companies over forced labor allegations. In July, the China equities market experienced a broad-based selloff on policy uncertainty following the stricter anti-monopoly and cybersecurity supervision of internet companies, stricter than expected regulatory opinions on the after-school tutoring sector and new regulations on capital markets. Markets remained volatile in August with concerns surrounding ongoing regulatory crackdown and July macro data showing a broad-based slowing of economic activity.

For the reporting period, contributors to performance relative to the Index included Materials (significant overweight versus the Index and stock selection primarily within Chemicals), Financials (stock selection within Banks) and Communication Services (underweight). Detractors from performance relative to the Index included Utilities (underweight versus the Index), Real Estate (overweight) and Industrials (stock selection within Machinery and Commercial Services & Supplies).

The Fund continued to focus on companies that it believes have sustainable top and bottom line growth. As of August 31, 2021, the Fund's largest sector overweight relative to the Index was Materials, followed by Consumer Discretionary and Health Care. The largest sector underweight was Information Technology, followed by Communication Services and Financials. The Fund's top 10 positions comprised approximately 52% of net portfolio assets at the end of August.

Economic growth in China started to slow in the third quarter of 2021 following the tightening in both credit and fiscal policies in the first half of 2021 as well as resurgence of COVID-19 Delta variant infections in various parts of China. The July macro indicators were broadly weaker than anticipated and August production manufacturing index (PMI) readings fell to the lowest since March 2020. As such, the PBOC announced a 50 basis point cut on the reserve requirement ratio in early July to ensure stable growth. Looking ahead, we believe there is further downside risk to economic growth amid ongoing power usage restraints, which started in mid-August and led to production shutdown in high energy intensive industries in September. The property market slowdown will also likely accelerate given the government's continued tight stance on stabilizing land and home prices. The policy environment is anticipated to remain accommodative and future policy stimulus will likely be led by further loosening of fiscal policy, particularly in the form of local government special bond issuance to ensure robust credit growth. We believe regulatory policy changes are also likely to continue to support long-term economic transformation, balancing growth and sustainability and tackling social equality and national security. With this in mind, the Fund continues to focus on identifying and owning high quality companies with good earnings visibility that we believe are capable of weathering the uncertain regulatory landscape and slowing economic growth momentum in the horizon.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	6.2%
Consumer Discretionary	27.6
Consumer Staples	6.7
Financials	10.9
Health Care	10.5
Industrials	10.5
Information Technology	1.5
Materials	23.2
Real Estate	2.9
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	35.9%
Hong Kong	62.5
United States	1.6
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/17/2013	13.54%	15.20%	13.82%
Class A	07/17/2013	13.01%	14.76%	13.46%
Class C	07/17/2013	12.20%	13.92%	12.57%
With Sales Charge
Class A		6.47%	13.41%	12.64%
Class C		11.20%	13.92%	12.57%
Index
MSCI China All Shares Index (Net)[1,15] *		0.54%	10.03%	9.25%
MSCI China Index (Net)[1,15]		–5.10%	10.80%	9.00%

*  On April 26, 2021, the Fund began comparing its performance to the MSCI China All Shares Index (Net) rather than the MSCI China Index (Net) because the MSCI China All Shares Index (Net) has characteristics that are more representative of the Fund's investment strategy than its former index, the MSCI China Index (Net).

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.81%, 2.29% and 2.95% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  On April 26, 2021, the Fund began comparing its performance to the MSCI China All Shares Index (Net) rather than the MSCI China Index (Net) because the MSCI China All Shares Index (Net) has characteristics that are more representative of the Fund's investment strategy than its former index, the MSCI China Index (Net).

Guardian Fund Commentary (Unaudited)

Neuberger Berman Guardian Fund Investor Class posted a 35.49% total return for the fiscal year ended August 31, 2021 (the reporting period), outperforming the 31.17% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a weak start, the equity market rallied sharply and generated strong results over the reporting period. Uncertainties surrounding the November 2020 U.S. Presidential Election initially dragged the market lower. However, the announcement of several highly effective COVID-19 vaccines, improving economic data, aggressive fiscal stimulus, and continued accommodative monetary policy fueled investor demand for equities. The market was further supported by corporate earnings that often exceeded expectations. Collectively, these positives more than offset rising inflation and concerns over the COVID-19 Delta variant. All told, the Index gained 31.17% during the reporting period.

Sector allocation, overall, contributed to the Fund's results during the reporting period. This was primarily driven by out-of-benchmark positions in two privately held companies and an underweight to Consumer Staples versus the Index. Conversely, the Fund's underweights to Energy and Financials were the largest detractors from relative results.

Stock selection, overall, was also additive for the Fund's relative performance. In particular, holdings in Consumer Discretionary, Financials and Consumer Staples sectors were the most beneficial for excess returns. In contrast, holdings in the Health Care, Materials and Information Technology sectors were the largest detractors from relative performance.

Looking ahead, we anticipate unprecedented fiscal and monetary policy, coupled with confident consumer and corporate leaders in a fully opened country that will likely be strong medicine for the economy. In our view, this should contribute to a durable and sustainable pickup in GDP growth and earnings expectations, as a confident consumer (with a stronger balance sheet) is the key ingredient for a consumer led economy. If this occurs, we could see calendar year 2021 company earnings higher than today's consensus forecasts.1 While we believe growth will accelerate and there will be a period of higher inflation, we believe over time inflation should settle down. First, demand came back faster than anticipated. Second, supply has been constricted by a litany of idiosyncratic events. Pandemic induced cuts to production and shifts in demand patterns created supply shortages. Additionally, many workers who left the labor force have yet to return given healthy unemployment benefits. A willingness to fund the growing amount of government debt with tax increases over the longer run would also be helpful in containing inflationary expectations. Fiscal policy remains the key to containing inflation in the long run. As a reminder, we are investors with a relatively longer-term view and remain unwilling to bet against the skills and ingenuity of the corporate managers that lead our businesses. In our view, corporate managers' willingness to drive innovation, enhance productivity, allocate capital to the best risk-adjusted return and compete on a global scale could provide investors with suitable long-term return potential for the risks they bear. Nevertheless, we are very mindful of the complex world in which we live and invest, and the myriad of ongoing geopolitical issues remains at the top of our mind. We remain flexible in our decision making and open-minded to new ideas across different asset classes and geographies.

Sincerely,

CHARLES KANTOR AND MARC REGENBAUM
PORTFOLIO MANAGERS

1   Forward earnings estimates are based on consensus estimates, not Neuberger Berman's own projections, and the forecasts may or may not be realized. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX
Class R6	NGRDX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	9.8%
Consumer Discretionary	15.6
Consumer Staples	5.8
Energy	0.5
Financials	8.3
Health Care	7.9
Industrials	13.4
Information Technology	32.3
Materials	2.6
Real Estate	1.3
Utilities	1.4
Options Purchased	0.0
Short-Term Investments	1.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS11

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	35.49%	22.36%	16.81%	11.73%
Trust Class[3]	08/03/1993	35.21%	22.13%	16.61%	11.67%
Advisor Class[4]	09/03/1996	34.95%	21.83%	16.25%	11.52%
Institutional Class[5]	05/27/2009	35.68%	22.56%	17.02%	11.76%
Class A19	05/27/2009	35.15%	22.08%	16.58%	11.69%
Class C19	05/27/2009	34.17%	21.21%	15.72%	11.55%
Class R3[16]	05/27/2009	34.77%	21.75%	16.26%	11.64%
Class R6[22]	03/29/2019	35.72%	22.47%	16.87%	11.74%
With Sales Charge
Class A19		27.40%	20.65%	15.89%	11.60%
Class C19		33.17%	21.21%	15.72%	11.55%
Index
S&P 500® Index[1,15]		31.17%	18.02%	16.34%	11.53%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.87%, 1.05%, 1.33%, 0.70%, 1.08%, 1.82%, 1.37% and 0.66% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Class R3 and Class R6 includes each class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Integrated Large Cap Fund Commentary (Unaudited)

Neuberger Berman Integrated Large Cap Fund Institutional Class generated a 31.12% total return for the fiscal year ended August 31, 2021 (the reporting period), trailing its benchmark, the Russell 1000® Index (the Index), which returned 32.25% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Following the severe pandemic-induced sell-off of early 2020 and the equally as dramatic rally in technology stocks as equity markets rebounded, the latter stages of 2020 saw aggressive stimulus and vaccine progress drive a shift towards cyclicals and distressed Value names. As we entered 2021, market disruption from retail traders, rising inflation concerns and the large-scale vaccine rollout fueled increased market volatility with investors migrating from long duration, high multiple stocks into cheaper cyclicals and financials. Despite the recent emergence of the COVID-19 Delta variant as the dominant strain, strong economic data and positive growth outlooks pushed global bond yields higher during the period. Meanwhile, Value and Growth styles jockeyed for leadership through the spring and summer as investors balanced concerns over potential U.S. Federal Reserve Board tapering with the possibility of renewed pandemic restrictions.

The Fund struggled through the fourth quarter of 2020 and the early stages of 2021 as the initial vaccine announcement and subsequent Value rally favored distressed names, like airlines, cruise lines and regional banks; meanwhile our higher Quality stock picks underperformed. That dynamic reversed in March 2021, as high Quality and Low Volatility stocks began to outperform with investors placing a greater emphasis on cash flow generation and balance sheet health as we entered a choppier mid-cycle environment. This change was most evident in Consumer Discretionary and Financial sectors where contribution from security selection flipped from negative to positive as the year progressed. The re-emergence of the Quality factor also boosted performance in Information Technology (IT) as gains from positions in Technology Hardware and Semiconductors industries more than offset losses from IT Services.

As vaccine efforts progressed, the team actively increased exposure to banks and more cyclically geared Industrials to incrementally position the Fund for a reflationary market environment. With inflation fears mounting, the Delta variant surging in the U.S., and equity valuations at all-time highs, we believe that our focus on higher Quality and GARP (Growth at a Reasonable Price) stocks should be well-suited for a more volatile mid-cycle environment.

Sincerely,

SIMON GRIFFITHS AND JACOB GAMERMAN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Integrated Large Cap Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	10.0%
Consumer Discretionary	12.1
Consumer Staples	5.2
Energy	2.6
Financials	10.6
Health Care	13.5
Industrials	8.9
Information Technology	27.2
Materials	2.4
Real Estate	3.5
Utilities	2.0
Short-Term Investments	2.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9,24*

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	06/30/2011	31.12%	14.68%	10.81%	9.58%
Class A	06/30/2011	30.51%	14.27%	10.42%	9.20%
Class C	06/30/2011	29.64%	13.40%	9.59%	8.38%
With Sales Charge
Class A		22.94%	12.93%	9.78%	8.57%
Class C		28.64%	13.40%	9.59%	8.38%
Index
Russell 1000® Index[1,15]		32.25%	18.24%	16.40%	15.28%

*Prior to September 3, 2019, the Fund had a different investment strategy, portfolio management team, benchmark and fees and expenses. Please also see Endnote 24.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 8.67%, 9.15% and 9.79% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.41%, 0.77% and 1.52% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Integrated Large Cap Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Equity Fund Commentary (Unaudited)

Neuberger Berman International Equity Fund Institutional Class generated a total return of 28.45% for the fiscal year ended August 31, 2021 (the reporting period), outperforming its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a 26.12% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets advanced this reporting period, as trade between the U.S. and foreign partners returned to more typical conditions, and as COVID-19 vaccines were approved and rolled out across many nations, allowing economic and social activities to resume in the Eurozone and Japan. Additionally, the European Commission began approving national recovery plans, paving the way for disbursements from the Next Generation EU recovery plan. This fiscal boost should complement continuing vaccination efforts and improving mobility to support economic growth as the year progresses.

Developed international markets (as measured by the Index) outperformed emerging markets equities this period, but trailed U.S. equities, as measured by the S&P 500® Index. By country, Austria, the Netherlands and Sweden performed best; New Zealand declined and Portugal and Hong Kong underperformed. By sector, Information Technology, Materials and Financials outperformed. All sectors were positive, but Utilities, Health Care and Consumer Staples lagged in a market that generally favored growth.

The Fund outperformed on the basis of strong stock selection, which was especially significant within Industrials, Financials and Materials. Sector allocation was a secondary benefit. By country, holdings based in Japan, Switzerland and Hong Kong contributed most to relative returns.

Techtronic Industries and ASML were key contributors this period. Techtronic, a Hong Kong based power tool maker, saw demand rise as homeowners undertook DIY projects in lockdown. ASML, a Netherlands-based semiconductor equipment manufacturer, reported strong new sales for extreme ultraviolet lithography tools (an advanced technology used in chipmaking) and as they fulfilled orders delayed by COVID-19.

The Fund lagged due to negative stock selection within Communication Services, and from an underweight to Consumer Discretionary versus the Index. By country, holdings based in Germany, UK and Israel detracted the most from relative performance.

The Fund's positions in Reckitt Benckiser and SAP detracted most during the reporting period. Reckitt Benckiser, a UK based household products firm, continued to see strong demand in its health and hygiene divisions, but its stock was relatively weak as momentum investors overlooked defensive growth names. SAP, the German software giant, was hit hard by disappointing guidance in late 2020, as it reduced both its full year outlook and mid-term ambitions with weaker than expected demand for licenses and the pull-forward of cloud investments in anticipation of customer transitions toward subscriptions and away from traditional software deployments.

While international equities lagged U.S. equities during the reporting period, we believe the outperformance we saw in late 2020 may return, given impressive leading indicators. Europe's greater exposure to cyclical sectors such as Financials, Industrials, Materials and Energy could also help.

We are gratified that after strong relative performance within the past several years' growth-oriented markets, the Fund finished ahead of the benchmark in a market where value outperformed for a significant period.

We believe our disciplined approach to valuation, particularly over the last two years—striving to own the right companies at the right price, trimming high profitability growth names where valuations became stretched, and recycling profits into opportunities elsewhere—protected the Fund against some of the most violent price movements in stocks with high valuation multiples.

The businesses we prefer have attractive end markets and strong competitive positions; especially in areas where investor skepticism has created valuations offering upside potential even under conservative assumptions. We remain engaged with our companies in this period of rising cost pressures to ensure they maintain pricing power, and/or the ability to pass through cost increases. We believe these businesses should be resilient in the event of further supply shocks.

We retain high conviction in our tried-and-tested approach and our current portfolio companies, which have performed admirably in a challenging period. We believe stocks of companies like these will reward investors in the environment ahead.

Sincerely,

ELIAS COHEN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	28.24%	11.51%	8.35%	6.60%
Trust Class[12]	01/28/2013	28.17%	11.45%	8.30%	6.57%
Institutional Class	06/17/2005	28.45%	11.69%	8.52%	6.71%
Class A12	01/28/2013	28.05%	11.29%	8.18%	6.50%
Class C12	01/28/2013	27.07%	10.46%	7.49%	6.08%
Class R6[21]	09/03/2013	28.57%	11.78%	8.60%	6.75%
With Sales Charge
Class A12		20.65%	9.97%	7.55%	6.11%
Class C12		26.07%	10.46%	7.49%	6.08%
Index
MSCI EAFE® Index (Net)[1,15]		26.12%	9.72%	7.34%	5.76%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.19%, 1.24%, 0.98%, 1.35%, 2.10% and 0.88% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.22%, 1.97% and 0.76% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Select Fund Commentary (Unaudited)

Neuberger Berman International Select Fund Trust Class posted a 28.12% total return for the fiscal year ended August 31, 2021 (the reporting period), outperforming its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a 26.12% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets advanced this reporting period, as trade between the U.S. and foreign partners returned to more typical conditions, and as COVID-19 vaccines were approved and rolled out across many nations, allowing economic and social activities to resume in the Eurozone and Japan. Additionally, the European Commission began approving national recovery plans, paving the way for disbursements from the Next Generation EU recovery plan. This fiscal boost should complement continuing vaccination efforts and improving mobility to support economic growth as the year progresses.

Developed international markets (as measured by the Index) outperformed emerging markets equities this period, but trailed U.S. equities, as measured by the S&P 500® Index. By country, Austria, the Netherlands and Sweden performed best; New Zealand declined and Portugal and Hong Kong underperformed. By sector, Information Technology, Materials and Financials outperformed. All sectors were positive, but Utilities, Health Care and Consumer Staples lagged in a market that generally favored growth.

The Fund outperformed on the basis of strong stock selection, which was especially significant within Industrials, Materials, and Health Care. Sector allocation was a secondary benefit. By country, holdings based in Japan, Switzerland and Hong Kong contributed most to relative returns.

Techtronic Industries and ASML were key contributors this period. Techtronic, a Hong Kong based power tool maker, saw demand rise as homeowners undertook DIY projects in lockdown. ASML, a Netherlands-based semiconductor equipment manufacturer, reported strong new sales for extreme ultraviolet lithography tools (an advanced technology used in chipmaking) and as they fulfilled orders delayed by COVID-19.

The Fund lagged due to negative stock selection within Communication Services, and from an underweight to Consumer Discretionary versus the Index. By country, holdings based in Germany, UK and Israel detracted the most from relative performance.

The Fund's positions in Reckitt Benckiser and SAP detracted most during the reporting period. Reckitt Benckiser, a UK based household products firm, continued to see strong demand in its health and hygiene divisions, but its stock was relatively weak as momentum investors overlooked defensive growth names. SAP, the German software giant, was hit hard by disappointing guidance in late 2020, as it reduced both its full year outlook and mid-term ambitions with weaker than expected demand for licenses and the pull-forward of cloud investments in anticipation of customer transitions toward subscriptions and away from traditional software deployments.

While international equities lagged U.S. equities during the reporting period, we believe the outperformance we saw in late 2020 may return, given impressive leading indicators. Europe's greater exposure to cyclical sectors such as Financials, Industrials, Materials and Energy could also help.

We are gratified that after strong relative performance within the past several years' growth-oriented markets, the Fund finished ahead of the benchmark in a market where value outperformed for a significant period.

We believe our disciplined approach to valuation, particularly over the last two years—striving to own the right companies at the right price, trimming high profitability growth names where valuations became stretched, and recycling profits into opportunities elsewhere—protected the Fund against some of the most violent price movements in stocks with high valuation multiples.

The businesses we prefer have attractive end markets and strong competitive positions; especially in areas where investor skepticism has created valuations offering upside potential even under conservative assumptions. We remain engaged with our companies in this period of rising cost pressures to ensure they maintain pricing power, and/or the ability to pass through cost increases. We believe these businesses should be resilient in the event of further supply shocks.

We retain high conviction in our tried-and-tested approach and our current portfolio companies, which have performed admirably in a challenging period. We believe stocks of companies like these will reward investors in the environment ahead.

Sincerely,

ELIAS COHEN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	28.12%	11.79%	7.91%	5.44%
Institutional Class[6]	10/06/2006	28.57%	12.20%	8.29%	5.80%
Class A14	12/20/2007	28.07%	11.77%	7.90%	5.44%
Class C14	12/20/2007	27.11%	10.93%	7.10%	4.72%
Class R3[14]	05/27/2009	27.74%	11.49%	7.63%	5.21%
Class R6[23]	04/17/2017	28.65%	12.22%	8.11%	5.58%
With Sales Charge
Class A14		20.72%	10.45%	7.26%	5.02%
Class C14		26.11%	10.93%	7.10%	4.72%
Index
MSCI EAFE® Index (Net)[1,15]		26.12%	9.72%	7.34%	4.47%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.41%, 0.94%, 1.31%, 2.06%, 1.57% and 0.84% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.16%, 0.81%, 1.17%, 1.92%, 1.42% and 0.71% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Small Cap Fund Commentary (Unaudited)

Neuberger Berman International Small Cap Fund Institutional Class generated a total return of 36.97% for the fiscal year ended August 31, 2021 (the reporting period), surpassing the 32.81% total return of its benchmark, the MSCI EAFE® Small Cap Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equities advanced this reporting period, as investors reacted favorably to normalized trade conditions and cooperation with the U.S. under the Biden administration, and as vaccination approvals and subsequent rollouts across many nations meant a resumption of business activity. EU fiscal support was an additional positive, as the governing body began approving individual member nations' recovery plans, a further support for the region's recovery.

International small cap stocks, as measured by the Index, outperformed the larger-cap international MSCI EAFE® Index (Net), a shift after an extended period of large-cap growth dominance. They also outperformed U.S. stocks, as measured by the S&P 500® Index, and emerging markets equities, as measured by the MSCI Emerging Markets Index (Net).

Industrials, Materials and Information Technology (IT) led the Index as economic activity began to pick up. All sectors reported positive returns, but Utilities and Consumer Staples, two less economically sensitive areas, along with Energy, lagged. By country, Ireland, the Netherlands and Austria significantly outperformed, while Singapore, Japan, and Hong Kong lagged.

Stock selection powered the Fund's outperformance. Selection within the Communications Services, Consumer Discretionary and Health Care sectors were key areas of strength, and by country, UK, Swiss and French holdings added most.

Future, Colliers International, and ARB Corporation were the Fund's top contributors. Future, the British Media firm, reported strong results on growth in digital advertising and e-commerce. We believe the synergies driven by its merger with GoCompare could be greater than initially anticipated. Colliers International, the Canada-based global real estate firm, posted better-than-expected results, aided by its strategy of increasing recurring revenue streams. ARB, the Australian vehicle accessories firm, benefited from a strong outlook, especially in the U.S.

Our Industrials, Materials and IT holdings lagged their Index peers, and by country, our holdings in the Netherlands, Italy and Sweden underperformed.

The Fund's positions in Sweco, Enghouse and Prestige International detracted most during the reporting period. Sweco, the Swedish engineering and consulting company, announced a write-down in its German project portfolio, and missed quarterly sales expectations on weaker demand driven by the pandemic. Enghouse, the Canada-based software developer struggled to meet raised 2021 earnings expectations after a strong end to 2020. Prestige International, a Japanese call center operator, continues to see lower volumes due to the pandemic. We believe sales and earnings could rebound as the vaccination roll-out continues in Japan.

As we look ahead, we believe current vaccination efforts point to an ongoing economic recovery as the year progresses and a return to more normal economic conditions. However, the progression of the COVID-19 Delta variant in the unvaccinated could derail this positive momentum. We anticipate, however, it's more likely we will see localized outbreaks causing lockdowns and restrictions that could temporarily dampen growth in affected regions.

Inflation is another concern. Our view remains that inflation has so far been driven by worker shortages and supply chain bottlenecks, combined with excess liquidity. We believe that normalization of conditions without any additional stimulus should cause inflation to stabilize in the medium term.

Given this environment, we continue deploying our investment philosophy focused on identifying lesser-known high quality names. We believe international small cap stocks remain attractive from a macroeconomic standpoint due to a supportive economic recovery and subdued U.S. dollar, which favors non-U.S. equities. We also believe that international small caps continue to offer a diverse, untapped universe for quality focused, fundamentals-oriented investors.

Sincerely,

DAVID BUNAN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/08/2016	36.97%	16.86%
Class A	12/08/2016	36.43%	16.44%
Class C	12/08/2016	35.48%	15.59%
Class R6	12/08/2016	37.14%	16.98%
With Sales Charge
Class A		28.62%	14.99%
Class C		34.48%	15.59%
Index
MSCI EAFE® Small Cap Index (Net)[1,15]		32.81%	12.85%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 5.81%, 6.40%, 6.94% and 5.72% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.06%, 1.43%, 2.18% and 0.97% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Intrinsic Value Fund Institutional Class generated a 61.43% total return for the fiscal year ended August 31, 2021 (the reporting period), outperforming its benchmark, the Russell 2000® Value Index (the Index), which generated a 59.49% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Small cap stocks have been on quite a run. Virtually every return period for the asset class and our strategy looks favorable and robust. Knowing that market corrections are likely but impossible to time, our strategy remains focused on identifying companies suited to survive market corrections while still being able to profit from an economy marked by significant technology-driven disruptions. Investments in out-of-favor technology, health care and advanced industrial companies helped us weather the recent COVID-19 storm as well as prosper when value investing came back into favor.

When we look at sources of future risk many come to mind—inflation, anti-business regulatory and tax policy, geopolitical events, COVID-19 variants, et al. There will also be challenges that haven't yet manifested such as U.S.-China relations. Inflation is an often-discussed market risk because of its implications on interest rates and the challenge it may present to profit margins. The prevailing thinking is that inflation will be "transitory"; we aren't so sure. We are increasing our investments in some basic industrial companies with pricing power. Over the years, the biggest threat to commodity and cyclical industry investing has been the risk of excessive capital spending. In our view the emergence of ESG (Environmental, Social and Governance) concerns is damping the flow of investment capital into basic industries with CO2 footprints. We believe this will create an opportunity for cleaner and better capitalized companies to benefit from longer periods of higher prices. We've increased our position in the largest U.S. steel producer and one of the larger independent oil and gas companies.

Much attention has been focused on the risk from COVID-19 variants. Science already showed us that it can prevail in this fight. Dramatic improvements in access to PPE, rapid point-of-care, and OTC diagnostics, and a new vaccine technology platform (mRNA) that we believe will prove fast and flexible against variants, all reduce the risk of overwhelming our healthcare systems. In our view, the greater risk comes from poor policy responses in dealing with COVID-19, rather than from the virus itself.

For the reporting period, the Fund benefitted most from our companies in the Industrials sector. Our Consumer Discretionary investments also helped as the economy reopened and the retail, travel and entertainment areas rebounded. On the negative side, there were several stock specific disappointments in the Information Technology and Consumer Staples sectors due in part to supply chain constraints and inflationary pressures. Merger and acquisition activity for the period has been robust. In total there have been 13 deals in the portfolio which are providing capital for reinvestment. Our new idea cadence is returning to pre-COVID levels. Historically we generated between 15 and 20 new ideas per year. This fell to 10 when measured from March 31, 2020 to March 31, 2021. Since then, we added eight companies to the portfolio, seven interrupted growth names in technology, healthcare and industrials and one consumer retailer that is a COVID-19 recovery idea. Our discount to intrinsic value1 at the end of the reporting period stood at 27%, about 5% below historic averages, and argues for caution. We will continue to balance the Fund between new contrarian ideas and established investments in companies that have proven their ability to compete in a global economy marked by a laundry list of risks and technology-driven disruptions.

A year ago, we would have been hard-pressed to entertain the possibility of stocks recovering to all-time highs. We are thrilled with performance; however, we remain mindful of the potential for unexpected events that could drive markets lower. As we look ahead, we need to be clear-headed about valuation, prepared for drawdowns, and optimistic that we can overcome challenges that may arise.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

1 Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX
Class R6	NRINX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.1%
Consumer Discretionary	6.1
Consumer Staples	1.5
Energy	2.4
Financials	5.3
Health Care	12.5
Industrials	17.6
Information Technology	32.9
Materials	7.3
Utilities	2.7
Convertible Bonds	1.3
Short-Term Investments	7.3
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2021
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[18]	05/10/2010	61.43%	16.87%	14.71%	12.15%
Class A18	05/10/2010	60.81%	16.46%	14.29%	11.96%
Class C18	05/10/2010	59.58%	15.58%	13.44%	11.57%
Class R6[18,21]	01/18/2019	61.54%	16.95%	14.75%	12.16%
With Sales Charge
Class A18		51.53%	15.09%	13.62%	11.69%
Class C18		58.58%	15.58%	13.44%	11.57%
Index
Russell 2000® Value Index[1,15]		59.49%	11.66%	12.14%	9.19%
Russell 2000® Index[1,15]		47.08%	14.38%	13.62%	8.92%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. The performance data for Class R6 also includes the performance of the Fund's Institutional Class from May 10, 2010 through January 18, 2019. Performance prior to May 10, 2010 is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.05%, 1.43%, 2.16% and 0.98% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37%, 2.12% and 0.91% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Value Fund Commentary (Unaudited)

Neuberger Berman Large Cap Value Fund Investor Class generated a 50.05% total return for the fiscal year ended August 31, 2021 (the reporting period), outperforming the 36.44% total return of its benchmark, the Russell 1000® Value Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a weak start, the equity market rallied sharply and generated strong results over the reporting period. Uncertainties surrounding the November 2020 U.S. Presidential Election initially dragged the market lower. However, the announcement of several highly effective COVID-19 vaccines, improving economic data, aggressive fiscal stimulus, and continued accommodative monetary policy fueled investor demand for equities. The market was further supported by corporate earnings that often exceeded expectations. Collectively, these positives more than offset rising inflation and concerns over the COVID-19 Delta variant. All told, the S&P 500® Index gained 31.17% during the reporting period. Meanwhile, large-cap value stocks, as measured by the Index, returned 36.44% over the reporting period. In contrast, large-cap growth stocks, as measured by the Russell 1000® Growth Index, returned 28.53%.

The Fund outperformed the Index during the reporting period, driven by both stock selection and sector allocation. In terms of stock selection, holdings in the Industrials, Financials and Consumer Discretionary sectors added the most relative value. Looking at individual stocks, multinational conglomerate General Electric Co., financial services organization JPMorgan Chase & Co. and materials company Freeport-McMoRan, Inc. were the most beneficial for returns. From a sector allocation perspective, an overweight to Financials and an underweight to Health Care versus the Index were the largest contributors to results.

On the downside, stock selection in the Utilities sector was the only meaningful detractor from relative returns. Looking at individual stocks, oilfield services company Schlumberger and materials companies Agnico Eagle Mines Ltd. and Newmont Corp. were the largest detractors from results. We eliminated our positions in Schlumberger and Agnico Eagle Mines Ltd. during the reporting period. In terms of sector allocation, an underweight to the Real Estate sector versus the Index was a headwind for returns.

The Fund has been positioned in the more cyclical areas of the market and has benefited from those positions over the past year. We initiated those overweights after the pandemic-driven pullback in the markets. As markets have continued to be volatile, we are remaining disciplined and continue to monitor valuations and opportunities in the markets. With our belief that the stimulus will likely cause an acceleration in economic growth, it may be time to think about the prospects over the coming months of value reasserting itself and continuing to outperform growth. The sectors we are currently seeing the most value in are Energy, Financials, Industrials and Materials. In our view, as more of the unknowns from last year become knowns, market volatility should start to subside and the value opportunities we have identified could turn into attractive investment opportunities. We remain disciplined bottom-up managers, looking for opportunities to buy stocks that we believe are trading below their fair value to generate results for the Fund's investors. We also believe that equities remain the most attractive asset class over the long term given their potential to generate capital appreciation.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX
Class R6	NRLCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	0.2%
Consumer Discretionary	5.6
Consumer Staples	7.9
Energy	6.1
Financials	27.1
Health Care	7.9
Industrials	13.1
Information Technology	6.8
Materials	13.5
Real Estate	0.8
Utilities	0.7
Short-Term Investments	10.3
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	50.05%	16.58%	13.95%	12.90%
Trust Class[3]	08/30/1993	49.76%	16.38%	13.74%	12.80%
Advisor Class[4]	08/16/1996	49.48%	16.19%	13.57%	12.66%
Institutional Class[5]	06/07/2006	50.25%	16.76%	14.13%	12.96%
Class A19	06/21/2010	49.67%	16.32%	13.69%	12.84%
Class C19	06/21/2010	48.59%	15.48%	12.86%	12.64%
Class R3[16]	06/21/2010	49.26%	16.00%	13.39%	12.76%
Class R6[22]	01/18/2019	50.39%	16.73%	14.02%	12.91%
With Sales Charge
Class A19		41.08%	14.95%	13.02%	12.69%
Class C19		47.59%	15.48%	12.86%	12.64%
Index
Russell 1000® Value Index[1,15]		36.44%	11.68%	13.03%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.85%, 1.04%, 1.19%, 0.68%, 1.06%, 1.81%, 1.34% and 0.59% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The total annual operating expense ratio for each of Class R3 and Class R6 includes each class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 35.63% total return for the fiscal year ended August 31, 2021 (the reporting period), outperforming its benchmark, the Russell Midcap® Growth Index (the Index), which returned 35.17% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While the trailing twelve months unquestionably delivered a broadly positive environment for equities, it was also a challenging period defined by dramatic stylistic shifts in market leadership resulting from significant rotational volatility between longer-term secular growth trends and more opportunistic cyclicality. The first notable pivot away from secular growth and towards increased cyclicality was spurred by a surge in forward-looking reopening optimism following the robust vaccine efficacy results announced in November 2020. Then, in early 2021, after growth had begun to reassert its leadership, inflationary worries precipitated a rise in the yield on the 10-year U.S. Treasury, with the unexpected velocity of that move triggering broad and indiscriminate selling of higher expectation growth investments, especially within Information Technology (IT) and Health Care. Fortunately, the yield on the 10-year U.S. Treasury retreated and investors began to selectively return to the growth stories and secular themes they had abruptly abandoned and, with a renewed focus on fundamentals and positive differentiation, the last couple of months of the reporting period proved to be a more advantageous environment for our investment approach.

During the reporting period, strong stock selection within IT, Consumer Discretionary, Financials and Communication Services offset weakness within Health Care, the "drag effect" of our normal cash position (average weight of 2.6% during the reporting period) in a strongly positive market and the negative impact of our underweight allocation to Real Estate versus the Index. At the industry level, positive trends around rates, deposits and loan growth translated to strong fundamentals for Banks, which made that segment the leading relative contributor to performance, while the negative impact of COVID-19 on elective medical procedures resulted in the Health Care Equipment & Supplies industry being the leading relative detractor. Drilling down to our holdings, Cloudflare, Inc., which provides cloud-based services to improve website performance reliability and security, was the leading contributor to performance as they consistently delivered strong results, especially as it related to new customer growth associated with streaming media. The leading detractor from performance was Splunk, Inc., which develops and markets software that collects, aggregates, and analyzes the "machine" data generated by websites, applications, networks, and mobile devices, as the company fell well short of expectations and offered a surprising reduction in forward earnings guidance. Given our lack of confidence in management, we exited our position in December 2020.

Looking ahead, we believe that growth will normalize and stimulus efforts will wind down, causing worries of an over-heating economy to fade, and that the U.S. Federal Reserve Board's inflation objectives and current approach to interest rates will ultimately prove to be a positive for our style of investing. We're also cautiously optimistic that the months ahead can continue to be more of a bottom-up stock-pickers market, with an opportunity for underlying fundamentals to be a differentiator for both higher expectation secular growth trends, as more selective buyers gauge those opportunities, and reopening cyclicality plays, where companies will now need to deliver positive metrics that exceed increasing expectations. To that end, our goal will be to develop and maintain an effective portfolio balance between secular and cyclical exposure, with a focus on identifying business models highlighted by intriguing and underappreciated catalysts, expanding addressable markets, compelling top- and bottom-line fundamentals and balance sheet strength.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.6%
Consumer Discretionary	14.3
Consumer Staples	1.9
Financials	5.0
Health Care	18.3
Industrials	16.1
Information Technology	35.7
Materials	0.9
Short-Term Investments	4.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	35.63%	20.54%	15.58%	12.61%
Trust Class[3]	08/30/1993	35.53%	20.46%	15.51%	12.52%
Advisor Class[4]	09/03/1996	35.19%	20.17%	15.20%	12.31%
Institutional Class[5]	04/19/2007	35.91%	20.77%	15.81%	12.70%
Class A19	05/27/2009	35.42%	20.32%	15.39%	12.56%
Class C19	05/27/2009	34.42%	19.41%	14.53%	12.32%
Class R3[16]	05/27/2009	35.03%	20.00%	15.09%	12.48%
Class R6[22]	03/15/2013	35.99%	20.87%	15.85%	12.67%
With Sales Charge
Class A19		27.63%	18.90%	14.70%	12.40%
Class C19		33.42%	19.41%	14.53%	12.32%
Index
Russell Midcap® Growth Index[1,15]		35.17%	20.44%	16.88%	N/A
Russell Midcap® Index[1,15]		41.24%	15.40%	14.84%	13.53%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.88%, 0.95%, 1.20%, 0.70%, 1.07%, 1.81%, 1.32% and 0.60% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 54.09% total return for the fiscal year ended August 31, 2021 (the reporting period), outperforming its benchmark, the Russell Midcap® Value Index (the Index), which returned 44.50% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Last year, the pandemic created one of the deepest, yet shortest recessions in economic history. Fortunately, we are now in recovery mode, fueled by extremely aggressive monetary and fiscal policy and significant progress in controlling COVID-19 with vaccines. However, many sources of future risk come to mind—inflation, anti-business regulatory and tax policy, geopolitical events, COVID-19 variants, et al. There will also be challenges that haven't yet manifested such as U.S.-China relations. Inflation is an often-discussed market risk because of its implications for interest rates and the challenge it may present to profit margins. The prevailing thinking is that inflation will be "transitory"; we aren't so sure. We are increasing our investments in some basic industrial companies with pricing power. Over the years, the biggest threat to commodity and cyclical industry investing has been the risk of excessive capital spending. In our view the emergence of ESG (Environmental, Social and Governance) concerns is damping the flow of investment capital into basic industries with CO2 footprints. We believe this will create an opportunity for cleaner and better capitalized companies to benefit from longer periods of higher prices. We've introduced positions in the largest U.S. steel producer and one of the larger independent oil and gas companies.

During the reporting period, the Fund benefitted from our Consumer Discretionary names as the economy reopened and the retail, travel and entertainment sectors rebounded. Many of our Information Technology companies also generated strong returns. On the negative side, our underweight versus the Index and stock selection in the Materials sector detracted from relative performance. Strategic event activity for the reporting period has been robust. In total, 12 portfolio companies have merged, been acquired, divested significant assets or made synergistic acquisitions. Further, some of our portfolio holdings have benefitted from activist interest. We anticipate M&A and activist activity to continue to be robust for the remainder of the year. During the second quarter of 2021, we repositioned the portfolio to rotate out of in-favor and highly valued successful growth investments to more out-of-favor companies and sectors. Nearly 30% of the portfolio was repositioned.

A year ago, we would have been hard-pressed to entertain the possibility of stocks recovering to all-time highs. We are thrilled with performance; however, we remain mindful of the potential for unexpected events that could drive markets lower. As we look ahead, we need to be clear-headed about valuation, prepared for drawdowns, and optimistic that we can overcome challenges that may arise.

Finally, we note that the Fund's individual research analysts were added as portfolio managers to the Fund on May 1, 2021 and given responsibility for implementing buy and sell decisions for stocks in their respective sectors under the oversight of senior portfolio managers Benjamin Nahum (who was also named a portfolio manager on May 1, 2021) and Michael Greene. We believe this change will allow us to effectively respond to the challenges of the current market environment and improve long-term performance. Knowing that market corrections are likely but impossible to time, our strategy now is to focus on identifying companies suited to survive market corrections while still being able to profit from an economy marked by significant technology-driven disruptions.

Sincerely,

MICHAEL C. GREENE, BENJAMIN H. NAHUM, JAMES F. MCAREE, AMIT SOLOMON AND RAND W. GESING
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX
Class R6	NBMRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.3%
Consumer Discretionary	12.7
Consumer Staples	7.0
Energy	7.6
Financials	13.3
Health Care	6.1
Industrials	17.4
Information Technology	14.8
Materials	3.6
Real Estate	3.0
Utilities	8.4
Short-Term Investments	3.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	54.09%	8.15%	10.67%	8.95%
Trust Class[3]	06/10/1999	53.86%	7.99%	10.50%	8.84%
Institutional Class[5]	03/08/2010	54.34%	8.42%	10.94%	9.09%
Class A19	06/21/2010	53.74%	8.03%	10.54%	8.89%
Class C19	06/21/2010	52.69%	7.22%	9.72%	8.48%
Class R3[16]	06/21/2010	53.42%	7.75%	10.26%	8.75%
Class R6[22]	03/29/2019	54.45%	8.32%	10.75%	8.99%
With Sales Charge
Class A19		44.88%	6.75%	9.89%	8.60%
Class C19		51.69%	7.22%	9.72%	8.48%
Index
Russell Midcap® Value Index[1,15]		44.50%	11.52%	13.26%	9.84%
Russell Midcap® Index[1,15]		41.24%	15.40%	14.84%	10.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.38%, 1.54%, 1.19%, 1.55%, 2.31%, 1.80% and 1.02% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.86%, 1.22%, 1.97%, 1.47% and 0.76% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 36.24% total return for the fiscal year ended August 31, 2021 (the reporting period), versus a 31.17% total return for its benchmark, the S&P 500® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the past year, the U.S. economy benefitted from successful and ongoing vaccination efforts, pent-up consumer demand, supportive fiscal and monetary stimulus, increased business activity, and a strengthening labor market. The U.S. government, through fiscal and monetary policy, continued to provide unprecedented support to U.S. consumers and businesses in response to the evolving COVID-19 pandemic. These efforts supported the economic recovery that has taken place. U.S. monetary policy has been supportive of the broad economy and employment growth, and the U.S. Federal Reserve Board has taken a measured approach regarding the timing and scale of potential tapering actions. We believe improving company fundamentals, continuing economic growth, and the potential improvement in global supply chains are creating an attractive environment for U.S. equities.

Performance for the Fund during the reporting period was strong on an absolute basis and outperformed the Index by over 500 basis points. Superior stock selection contributed to outperformance versus the Index. Selection was notably strong within the Communication Services, Consumer Staples, Health Care, and Information Technology (IT) sectors, while selection within Financials was the primary detractor. Portfolio positioning also benefitted relative performance. The Fund's overweights to Financials, Industrials, and Materials versus the Index, and underweight to Utilities contributed to relative performance. The Fund ended the reporting period with overweight positions relative to the Index to the Consumer Discretionary, Financials, and Materials sectors and underweight positions to the Health Care and IT sectors. The Fund had no exposure to the Energy or Real Estate sectors at the end of the reporting period.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic, and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to find investment opportunities across each investment category that we believe have attractive risk/return profiles.

We believe the current market environment is creating opportunity to drive differentiated performance through stock selection. We continue to apply disciplined fundamental research to identify what we believe are high quality business models with attractive free cash flow characteristics trading at compelling valuations. We believe our investment strategy has the ability to create long-term value for clients and effectively navigate the dynamic market environment. As part of our ongoing research process, we continue to closely monitor developments related to COVID-19. We believe the opening of the U.S. economy will progress, supporting U.S. corporate earnings growth. We believe the Fund is well positioned to benefit from the continued growth of global economic activity and increasing investor focus on company fundamentals.

Our style of investing is based on rigorous fundamental research. The analysis centers on a company's business model and ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow the Fund's assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	13.2%
Consumer Discretionary	14.4
Consumer Staples	6.2
Financials	18.2
Health Care	9.6
Industrials	11.6
Information Technology	18.4
Materials	8.2
Utilities	0.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2021
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	36.24%	17.24%	15.75%	10.72%
Class A17	12/21/2009	35.69%	16.80%	15.33%	10.40%
Class C17	12/21/2009	34.66%	15.94%	14.46%	9.76%
With Sales Charge
Class A17		27.89%	15.43%	14.65%	9.96%
Class C17		33.66%	15.94%	14.46%	9.76%
Index
S&P 500® Index[1,15]		31.17%	18.02%	16.34%	10.65%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.76%, 1.14% and 1.88% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)

Neuberger Berman Real Estate Fund Trust Class generated a 34.12% total return for the fiscal year ended August 31, 2021 (the reporting period), underperforming the 36.09% total return of its benchmark, the FTSE Nareit All Equity REITs Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a weak start, the equity market rallied sharply and generated strong results over the reporting period. Uncertainties surrounding the November 2020 U.S. Presidential Election initially dragged the market lower. However, the announcement of several highly effective COVID-19 vaccines, improving economic data, aggressive fiscal stimulus, and continued accommodative monetary policy fueled investor demand for equities. The market was further supported by corporate earnings that often exceeded expectations. Collectively, these positives more than offset rising inflation and concerns over the COVID-19 Delta variant. All told, U.S. equities, as measured by the S&P 500® Index, gained 31.17% during the reporting period. Comparatively, real estate investment trusts (REITs), as measured by the Index, posted even stronger returns during the period.

The Fund generated a positive absolute return but underperformed the Index on a relative basis during the reporting period. Sector positioning, overall, detracted from performance. In particular, the Fund's underweight to Specialty versus the Index and its small cash position were the largest negatives for relative returns. Conversely, overweights to Regional Malls and Self Storage versus the Index were the most beneficial for performance.

Stock selection, overall, was additive for performance. Among those sectors contributing the most to relative results were the Regional Malls, Free Standing, and Industrials sectors. In terms of individual holdings Simon Property Group, Inc., Equity Residential, Public Storage, Prologis, Inc. and Welltower, Inc. were the most additive for returns. On the downside, holdings within the Data Centers, Office, and Lodging/Resorts sectors were the largest detractors from excess performance. Several individual holdings were also negative for results, including CyrusOne, Inc., Vornado Realty Trust, Kilroy Realty Corp., and Brookfield Asset Management. Brookfield was sold during the reporting period.

The rollout of multiple COVID-19 vaccines, in our view, marked a major turning point in the fight against the global pandemic and sparked a strong market rally. Although it may be premature to say that the COVID-19 crisis has ended in the U.S., we believe the vaccination of the majority of the U.S. population over 12 years-old increases visibility to a post-COVID-19 environment and may lead to a sustainable market recovery. However, the challenges presented by the Delta and other variants, many of which are more contagious, remind us that elevated uncertainty and market volatility could persist. In the meantime, additional governmental measures, including additional monetary and fiscal stimulus, in our view should help buoy the economy until self-sustaining economic growth returns.

The exceptional level of fiscal stimulus, the accelerating re-opening of the U.S. economy and the potential for additional infrastructure spending has led to higher headline inflation. However, dovish commentary by the U.S. Treasury and the U.S. Federal Reserve Board have moderated some of these concerns and, in our view, should anchor rates near historically low levels. Longer term, we believe policy details relating to deficit spending, tax policy, and global trade could weigh on investor sentiment. Higher inflation can be viewed as positive for the owners of certain real estate assets, and the Fund. For example, as landlords can capture higher inflation by raising the rent they charge their tenants. In particular, shorter lease duration sectors, such as Residential, Self Storage, and Lodging/Resorts, can raise their rents quickly in an inflationary environment.

Sincerely,

STEVE SHIGEKAWA AND BRIAN C. JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	11.7%
Data Centers	11.0
Diversified	1.6
Free Standing	3.2
Health Care	8.2
Industrial	10.0
Infrastructure	19.0
Lodging/Resorts	0.9
Manufactured Homes	4.3
Office	5.9
Regional Malls	3.5
Self Storage	7.4
Shopping Centers	4.9
Single Family Homes	3.7
Specialty	1.4
Timber	2.7
Short-Term Investments	0.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7, 20

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	34.12%	10.99%	11.13%	11.65%
Institutional Class[6]	06/04/2008	34.40%	11.19%	11.34%	11.80%
Class A14	06/21/2010	33.89%	10.79%	10.93%	11.54%
Class C14	06/21/2010	32.94%	9.97%	10.11%	11.06%
Class R3[14]	06/21/2010	33.55%	10.52%	10.66%	11.37%
Class R6[23]	03/15/2013	34.45%	11.29%	11.39%	11.79%
With Sales Charge
Class A14		26.19%	9.49%	10.28%	11.20%
Class C14		31.94%	9.97%	10.11%	11.06%
Index
FTSE Nareit All Equity REITs Index[1,15]		36.09%	9.42%	11.51%	10.59%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.41%, 1.04%, 1.41%, 2.17%, 1.67% and 0.95% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.22%, 1.97%, 1.47% and 0.76% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Small Cap Growth Fund Investor Class returned 27.95% for the fiscal year ended August 31, 2021 (the reporting period), trailing its benchmark, the Russell 2000® Growth Index (the Index), which returned 35.61% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While the trailing twelve months unquestionably delivered a broadly positive environment for equities, it was also a challenging period defined by dramatic stylistic shifts in market leadership resulting from significant rotational volatility between longer-term secular growth trends and more opportunistic cyclicality. The first notable pivot away from secular growth and towards increased cyclicality was spurred by a surge in forward-looking reopening optimism following the robust vaccine efficacy results announced in November 2020. Then, in early 2021, after growth had begun to reassert its leadership, inflationary worries precipitated a rise in the yield on the 10-year U.S. Treasury, with the unexpected velocity of that move triggering broad and indiscriminate selling of higher expectation growth investments, especially within Information Technology (IT) and Health Care. Fortunately, the yield on the 10-year U.S. Treasury retreated and investors began to selectively return to the growth stories and secular themes they had abruptly abandoned and, with a renewed focus on fundamentals and positive differentiation, the last couple months of the reporting period proved to be a more advantageous environment for our investment approach.

Measured against the continued narrow breadth and increasingly concentrated leadership of the small-cap growth investable universe, our relative underperformance was in large part due to our allocation decisions and what we ultimately didn't own in the Fund. For the reporting period, positive stock selection within IT and Financials could not overcome weakness across Industrials, Communication Services, Consumer Discretionary and Health Care. At the industry level, continued strong demand resulted in IT's Semiconductors segment being the leading contributor to performance, while our underweight to alternative energy resulted in Industrials' Electrical Equipment industry being the leading detractor. Drilling down to our holdings, Calix, which offers broadband communications access systems and software that enables communications service providers to transform their networks and monetize customer data, was the leading contributor to performance as they consistently delivered strong results and raised their guidance throughout the reporting period. The leading detractor was Everbridge, Inc., which markets cloud-based software solutions for critical event management and automated enterprise-level operational safety responses, as the stock fell victim to a conflux of rising expectations, increasing competition and a sustained market rotation away from past COVID-19 winners. Given those headwinds, we elected to exit our position during the reporting period in favor of new ideas.

Looking ahead, we think that growth will normalize and stimulus efforts will wind down, causing worries of an over-heating economy to fade and that the U.S. Federal Reserve Board's inflation objectives and current approach to interest rates will ultimately prove to be a positive for our style of investing. We're also cautiously optimistic that the months ahead can continue to be more of a bottom-up stock-pickers market, with an opportunity for underlying fundamentals to be a differentiator for both higher expectation secular growth trends, as more selective buyers gauge those opportunities, and reopening cyclicality plays, where companies will now need to deliver positive metrics that exceed increasing expectations. To that end, our goal will be to develop and maintain an effective portfolio balance between secular and cyclical exposure, with a focus on identifying business models highlighted by intriguing and underappreciated catalysts, expanding addressable markets, compelling top- and bottom-line fundamentals and balance sheet strength.

Sincerely,

KENNETH J. TUREK, CHAD BRUSO AND TREVOR MORENO
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX
Class R6	NSRSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.4%
Consumer Discretionary	14.1
Consumer Staples	3.0
Financials	3.8
Health Care	29.3
Industrials	15.2
Information Technology	27.4
Materials	1.0
Short-Term Investments	3.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	27.95%	22.64%	16.15%	11.03%
Trust Class[3]	11/03/1998	27.70%	22.46%	15.96%	10.88%
Advisor Class[4]	05/03/2002	27.50%	22.28%	15.80%	10.77%
Institutional Class[5]	04/01/2008	28.18%	22.97%	16.49%	11.21%
Class A19	05/27/2009	27.69%	22.52%	16.07%	10.98%
Class C19	05/27/2009	26.75%	21.62%	15.20%	10.53%
Class R3[16]	05/27/2009	27.38%	22.23%	15.78%	10.83%
Class R6[22]	09/07/2018	28.29%	22.90%	16.27%	11.08%
With Sales Charge
Class A19		20.34%	21.08%	15.39%	10.69%
Class C19		25.75%	21.62%	15.20%	10.53%
Index
Russell 2000® Growth Index[1,15]		35.61%	16.58%	14.78%	9.38%
Russell 2000® Index[1,15]		47.08%	14.38%	13.62%	9.93%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.42%, 1.55%, 1.71%, 1.19%, 1.61%, 2.31%, 1.86% and 1.09% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.31%, 1.41%, 1.61%, 0.91%, 1.27%, 2.02%,1.52% and 0.81% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Sustainable Equity Fund Commentary (Unaudited)

Neuberger Berman Sustainable Equity Fund Investor Class generated a total return of 34.45% for the fiscal year ended August 31, 2021 (the reporting period), surpassing the 31.17% total return of its benchmark, the S&P 500® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. equity markets saw strong performance across a period that included the development and deployment of COVID-19 vaccines, allowing for economic reopening, strong domestic economic growth driven by pent-up consumer demand, and ongoing fiscal stimulus. U.S. consumers, in general, remained in good shape, with de-levered balance sheets and higher savings than before the pandemic. Unemployment numbers continued to track downward, business and consumer confidence pointed to a continued recovery. While inflation has picked up, the U.S. Federal Reserve Board (Fed) has signaled they view it as transitory, related to pandemic-related supply/demand factors, and are likely to maintain their accommodative stance.

As the market shifted toward fundamentals rather than growth at any price, active strategies like ours benefited. Stock selection, which was especially advantageous within Communications Services, Consumer Discretionary, Industrials and Information Technology, drove the Fund's outperformance during the reporting period.

Individual key contributors included Alphabet and Zebra Technologies. Alphabet, the parent of Google, benefited from strong digital advertising growth. Alphabet is also making large investments in high impact, rapidly growing markets like cloud computing, autonomous driving, and more. Alphabet is the world's largest corporate purchaser of renewable energy, using 100% renewable energy for all global operations.

Zebra Technologies designs and manufactures devices that improve business productivity optimizing resources and supporting sustainability efforts. Earnings surpassed guidance and expectations, benefiting from the accelerating trend to automate workflows.

Our stock selection within the resurgent Financials sector detracted this reporting period, as did our Consumer Staples holdings. Detractors included GoDaddy and Unilever.

GoDaddy, a new position established during this period and a dominant infrastructure gateway to the internet for individuals and small and medium business, announced its CFO's retirement, which drove stock underperformance, despite the company reporting strong bookings.

Unilever, a global consumer products company with full integration of sustainability in its products and supply chain, declined as COVID-19 cases increased, threatening demand.

New purchases this period included Ansys, Fiserv, GoDaddy and CoStar. We sold Novozymes, Weyerhaeuser, US Bancorp, Booking Holdings and Eversource Energy.

We believe the economic recovery will continue through 2021, notwithstanding risks from evolving COVID-19 variants. While the Fed may raise rates late in 2022, we believe current monetary policy coupled with fiscal stimulus and improving employment, consumer and business trends should support recovery near-term, and consequently, capital markets.

Should the Biden administration succeed in improving trade relations, that would further support the markets. However, as in prior years, where appreciation was largely driven by valuation expansion, we believe future returns will likely come primarily from earnings growth. We believe this shift has begun.

In our view, a company's ability to provide solutions to leading sustainability challenges will continue to serve as attractive underlying drivers of secular growth. We continue to position the Fund toward best-in-class businesses, with relevant and material ESG (Environmental, Social and Governance) advantages, that are likely to be beneficiaries in the current environment, while being mindful of valuations.

We believe our approach to seeking businesses with solid growth prospects, high return on invested capital, strong balance sheets, ESG leadership, and diversification positions the Fund well for a variety of backdrops.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Sustainable Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	11.1%
Consumer Discretionary	9.8
Consumer Staples	4.5
Financials	8.4
Health Care	17.7
Industrials	14.5
Information Technology	28.1
Materials	1.9
Utilities	2.3
Short-Term Investments	1.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	34.45%	15.34%	13.95%	10.16%
Trust Class[3]	03/03/1997	34.21%	15.16%	13.76%	9.98%
Institutional Class[5]	11/28/2007	34.68%	15.56%	14.16%	10.26%
Class A19	05/27/2009	34.17%	15.13%	13.73%	10.07%
Class C19	05/27/2009	33.19%	14.28%	12.88%	9.70%
Class R3[16]	05/27/2009	33.87%	14.84%	13.46%	9.95%
Class R6[22]	03/15/2013	34.82%	15.66%	14.20%	10.25%
With Sales Charge
Class A19		26.44%	13.77%	13.06%	9.83%
Class C19		32.19%	14.28%	12.88%	9.70%
Index
S&P 500® Index[1,15]		31.17%	18.02%	16.34%	10.72%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.87%, 1.03%, 0.68%, 1.05%, 1.80%, 1.30% and 0.59% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Sustainable Equity Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

U.S. Equity Impact Fund Commentary (Unaudited)

Neuberger Berman U.S. Equity Impact Fund commenced operations on March 23, 2021. From its date of inception through August 31, 2021 (the reporting period), the Institutional Class generated a 13.50% total return versus a 13.69% total return for its benchmark, the Russell 3000® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. equities have continued to successfully navigate a dynamic market environment. During the reporting period, the opportunity set for Impact1 investing improved due to strong demand for products and services which have the potential to generate significant positive outcomes for people and/or the planet. Companies have created value for shareholders through this pursuit in a number of ways. U.S. equity market performance during the reporting period benefitted from improving company fundamentals and a growing U.S. economy. U.S. economic growth is supported by ongoing vaccinations efforts, pent-up consumer demand, increased business activity, a strengthening labor market, and significant monetary and fiscal stimulus. This has led to impressive and accelerating economic and corporate earnings growth.

The Fund generated strong returns on an absolute basis. Within the Fund, the top contributing and best performing sectors during the reporting period were Health Care and Information Technology (IT). Overall, superior stock selection relative to the Index benefitted relative performance. Selection was notably strong within the Health Care, Industrials, and IT sectors. Selection within the Consumer Discretionary sector detracted from relative performance, as did the Fund's overweight to the Industrials sector versus the Index. The Fund ended the reporting period with overweight positions relative to the Index in the Health Care, Industrials, and Materials sectors and underweight to the Communication Services, Financials, and IT sectors. The Fund had no exposure to the Energy or Real Estate sectors at the end of the reporting period. We believe the Fund remains well positioned to benefit from U.S. economic growth, robust company fundamentals, and an increased focus on Impact investing.

Impact investing offers the unique potential to support measurable progress against real-world environmental and social challenges while seeking market rate returns. This approach invests in companies with products or services that have the potential to deliver significantly positive outcomes for people and/or the planet, while reporting and measuring the tangible contributions that portfolio companies make. Our proprietary quantitative and qualitative impact analysis requires a deep understanding of the product outcomes for customers, which is a lens that adds insight to our fundamental investment process. Positive and negative impacts associated with the products and services of each major business line of a company are assessed.

A company's contribution to specific positive outcomes is evaluated with reference to the United Nations Sustainable Development Goals (UNSDGs). We believe companies delivering solutions aligned with achieving the UNSDGs have the potential for outsized growth and returns as these UNSDG goals become spending priorities. We believe the potential for significant incremental capital deployed to achieve UNSDGs, along with a U.S. equity environment characterized by improving company fundamentals, continued economic growth, and the potential improvement in global supply chains are creating an attractive environment for the Fund.

Sincerely,

RICHARD S. NACKENSON AND JONATHAN BAILEY
PORTFOLIO MANAGERS

1 Impact investing is the investment in a concentrated portfolio of companies whose products and services the Portfolio Managers believe have the potential to deliver positive social and environmental outcomes.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Impact Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NEQIX
Class A	NEQAX
Class C	NEQCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.4%
Consumer Discretionary	6.5
Consumer Staples	4.2
Financials	1.6
Health Care	24.2
Industrials	23.0
Information Technology	20.2
Materials	10.6
Utilities	5.8
Short-Term Investments	0.5
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Cumulative Total Return Ended 08/31/2021
	Inception Date	Life of Fund
At NAV
Institutional Class	03/23/2021	13.50%
Class A	03/23/2021	13.30%
Class C	03/23/2021	12.90%
With Sales Charge
Class A		6.79%
Class C		11.90%
Index
Russell 3000® Index[1,15]		13.69%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2021 are 1.93%, 2.29% and 3.04% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios for fiscal year 2021 are 0.90%, 1.26%, and 2.01% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Impact Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1  Please see "Glossary of Indices" on page 79 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when NBIA first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund, Neuberger Berman Integrated Large Cap Fund and Neuberger Berman International Small Cap Fund are each relatively small. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

Endnotes (Unaudited) (cont'd)

11  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

12  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

13  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

14  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). NBIA had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

18  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On

Endnotes (Unaudited) (cont'd)

May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund. The performance for Class R6 from May 10, 2010 to January 18, 2019 includes the performance of the Fund's Institutional Class, and prior to May 10, 2010 includes the performance of the Predecessors, as noted above.

19  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

21  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

22  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

24  Effective September 3, 2019, Neuberger Berman Global Equity Fund changed its name to Neuberger Berman Integrated Large Cap Fund and changed its investment strategy, benchmark, portfolio management team and fees and expenses. Prior to that date, the Fund had a higher management fee, different expenses, a different investment strategy and benchmark, and different risks. Its performance prior to that date might have been different if the current investment strategy and fees and expenses had been in effect.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

FTSE EPRA/Nareit Developed Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

FTSE Nareit All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all tax-qualified equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, or NASDAQ. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI China All Shares Index (Net):

The index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. It covers the integrated MSCI China equity universe comprising A-shares, B-shares, H-shares, Red chips, P-chips and foreign listings listed outside China or Hong Kong (e.g. ADRs). A-shares are incorporated in China and trade on the Shanghai and Shenzhen exchanges; they are quoted in local renminbi and entail foreign investment regulations (QFII). B-shares are incorporated in China, and trade on the Shanghai and Shenzhen exchanges; they are quoted in foreign currencies (Shanghai USD, Shenzhen HKD) and are open to foreign investors. H-shares are incorporated in China and trade on the Hong Kong exchange and other foreign exchanges. Red chips and P-chips are incorporated outside of China and trade on the Hong Kong exchange. Red chips are usually controlled by the state or a province or municipality. P-chips are non state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (Unaudited) (cont'd)

MSCI China Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. U.S.-listed China stocks are also included in the index. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE® Index (Net) (Europe, Australasia, Far East):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE® Small Cap Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (Unaudited) (cont'd)

Russell 1000® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 3000® Index:

The index is a float-adjusted, market-capitalization-weighted equity index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization which represent about 98% of all U.S incorporated equity securities. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:

The index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2021 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During the Period(1) 3/1/21 - 8/31/21	Expense Ratio	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During the Period(2) 3/1/21 - 8/31/21	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$1,145.50	$3.79	0.70%	$1,000.00	$1,021.68	$3.57	0.70%
Class A	$1,000.00	$1,142.90	$5.73	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Class C	$1,000.00	$1,138.20	$9.75	1.81%	$1,000.00	$1,016.08	$9.20	1.81%
Class R6	$1,000.00	$1,145.30	$3.24	0.60%	$1,000.00	$1,022.18	$3.06	0.60%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$962.00	$5.98	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class A	$1,000.00	$960.50	$7.41	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Class C	$1,000.00	$957.10	$11.10	2.25%	$1,000.00	$1,013.86	$11.42	2.25%
Class R3	$1,000.00	$958.50	$9.43	1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Class R6	$1,000.00	$962.80	$5.39	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Equity Income Fund
Institutional Class	$1,000.00	$1,123.50	$3.69	0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$1,122.00	$5.62	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,116.80	$9.60	1.80%	$1,000.00	$1,016.13	$9.15	1.80%
Class R3	$1,000.00	$1,119.40	$7.10	1.33%	$1,000.00	$1,018.50	$6.77	1.33%
Focus Fund
Investor Class	$1,000.00	$1,186.70	$4.80	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Trust Class	$1,000.00	$1,185.30	$5.95	1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Advisor Class	$1,000.00	$1,183.90	$7.27	1.32%	$1,000.00	$1,018.55	$6.72	1.32%
Institutional Class	$1,000.00	$1,187.40	$4.02	0.73%	$1,000.00	$1,021.53	$3.72	0.73%
Class A	$1,000.00	$1,184.80	$6.17	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,180.60	$10.28	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Genesis Fund
Investor Class	$1,000.00	$1,070.60	$5.17	0.99%	$1,000.00	$1,020.21	$5.04	0.99%
Trust Class	$1,000.00	$1,070.20	$5.64	1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Advisor Class	$1,000.00	$1,068.80	$6.99	1.34%	$1,000.00	$1,018.45	$6.82	1.34%
Institutional Class	$1,000.00	$1,071.50	$4.33	0.83%	$1,000.00	$1,021.02	$4.23	0.83%
Class R6	$1,000.00	$1,072.00	$3.86	0.74%	$1,000.00	$1,021.48	$3.77	0.74%
Global Real Estate Fund
Institutional Class	$1,000.00	$1,212.30	$5.63	1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Class A	$1,000.00	$1,211.00	$7.63	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Class C	$1,000.00	$1,206.00	$11.79	2.12%	$1,000.00	$1,014.52	$10.76	2.12%
Greater China Equity Fund
Institutional Class	$1,000.00	$936.50	$7.37	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class A	$1,000.00	$934.30	$9.12	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Class C	$1,000.00	$931.10	$12.75	2.62%	$1,000.00	$1,012.00	$13.29	2.62%
Guardian Fund
Investor Class	$1,000.00	$1,249.70	$4.59	0.81%	$1,000.00	$1,021.12	$4.13	0.81%
Trust Class	$1,000.00	$1,248.30	$5.78	1.02%	$1,000.00	$1,020.06	$5.19	1.02%
Advisor Class	$1,000.00	$1,247.30	$6.74	1.19%	$1,000.00	$1,019.21	$6.06	1.19%
Institutional Class	$1,000.00	$1,250.90	$3.80	0.67%	$1,000.00	$1,021.83	$3.41	0.67%
Class A	$1,000.00	$1,248.20	$6.01	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Class C	$1,000.00	$1,243.40	$10.12	1.79%	$1,000.00	$1,016.18	$9.10	1.79%
Class R3	$1,000.00	$1,246.20	$7.76	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Class R6	$1,000.00	$1,250.90	$3.80	0.67%	$1,000.00	$1,021.83	$3.41	0.67%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During the Period(1) 3/1/21 - 8/31/21	Expense Ratio	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During the Period(2) 3/1/21 - 8/31/21	Expense Ratio
Integrated Large Cap Fund
Institutional Class	$1,000.00	$1,219.80	$2.29	0.41%	$1,000.00	$1,023.14	$2.09	0.41%
Class A	$1,000.00	$1,217.80	$4.30	0.77%	$1,000.00	$1,021.32	$3.92	0.77%
Class C	$1,000.00	$1,213.50	$8.48	1.52%	$1,000.00	$1,017.54	$7.73	1.52%
International Equity Fund
Investor Class	$1,000.00	$1,164.00	$5.73	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Trust Class	$1,000.00	$1,163.20	$6.16	1.13%	$1,000.00	$1,019.51	$5.75	1.13%
Institutional Class	$1,000.00	$1,164.50	$4.69	0.86%	$1,000.00	$1,020.87	$4.38	0.86%
Class A	$1,000.00	$1,162.60	$6.65	1.22%	$1,000.00	$1,019.06	$6.21	1.22%
Class C	$1,000.00	$1,158.80	$10.72	1.97%	$1,000.00	$1,015.27	$10.01	1.97%
Class R6	$1,000.00	$1,165.90	$4.15	0.76%	$1,000.00	$1,021.37	$3.87	0.76%
International Select Fund
Trust Class	$1,000.00	$1,163.80	$6.33	1.16%	$1,000.00	$1,019.36	$5.90	1.16%
Institutional Class	$1,000.00	$1,165.60	$4.42	0.81%	$1,000.00	$1,021.12	$4.13	0.81%
Class A	$1,000.00	$1,163.10	$6.38	1.17%	$1,000.00	$1,019.31	$5.96	1.17%
Class C	$1,000.00	$1,159.40	$10.45	1.92%	$1,000.00	$1,015.53	$9.75	1.92%
Class R3	$1,000.00	$1,162.40	$7.74	1.42%	$1,000.00	$1,018.05	$7.22	1.42%
Class R6	$1,000.00	$1,166.20	$3.88	0.71%	$1,000.00	$1,021.63	$3.62	0.71%
International Small Cap Fund
Institutional Class	$1,000.00	$1,196.30	$5.81	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class A	$1,000.00	$1,194.50	$7.85	1.42%	$1,000.00	$1,018.05	$7.22	1.42%
Class C	$1,000.00	$1,190.50	$11.93	2.16%	$1,000.00	$1,014.32	$10.97	2.16%
Class R6	$1,000.00	$1,197.40	$5.26	0.95%	$1,000.00	$1,020.42	$4.84	0.95%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,086.90	$5.31	1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Class A	$1,000.00	$1,085.00	$7.20	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Class C	$1,000.00	$1,080.60	$11.12	2.12%	$1,000.00	$1,014.52	$10.76	2.12%
Class R6	$1,000.00	$1,087.60	$4.63	0.88%	$1,000.00	$1,020.77	$4.48	0.88%
Large Cap Value Fund
Investor Class	$1,000.00	$1,098.70	$4.02	0.76%	$1,000.00	$1,021.37	$3.87	0.76%
Trust Class	$1,000.00	$1,097.40	$5.13	0.97%	$1,000.00	$1,020.32	$4.94	0.97%
Advisor Class	$1,000.00	$1,096.60	$5.92	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Institutional Class	$1,000.00	$1,099.30	$3.28	0.62%	$1,000.00	$1,022.08	$3.16	0.62%
Class A	$1,000.00	$1,097.10	$5.29	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class C	$1,000.00	$1,093.50	$9.13	1.73%	$1,000.00	$1,016.48	$8.79	1.73%
Class R3	$1,000.00	$1,095.70	$6.76	1.28%	$1,000.00	$1,018.75	$6.51	1.28%
Class R6	$1,000.00	$1,100.00	$2.75	0.52%	$1,000.00	$1,022.58	$2.65	0.52%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,071.50	$4.33	0.83%	$1,000.00	$1,021.02	$4.23	0.83%
Trust Class	$1,000.00	$1,070.80	$4.80	0.92%	$1,000.00	$1,020.57	$4.69	0.92%
Advisor Class	$1,000.00	$1,069.60	$6.10	1.17%	$1,000.00	$1,019.31	$5.96	1.17%
Institutional Class	$1,000.00	$1,072.20	$3.45	0.66%	$1,000.00	$1,021.88	$3.36	0.66%
Class A	$1,000.00	$1,070.40	$5.38	1.03%	$1,000.00	$1,020.01	$5.24	1.03%
Class C	$1,000.00	$1,066.30	$9.27	1.78%	$1,000.00	$1,016.23	$9.05	1.78%
Class R3	$1,000.00	$1,068.70	$6.67	1.28%	$1,000.00	$1,018.75	$6.51	1.28%
Class R6	$1,000.00	$1,073.00	$2.93	0.56%	$1,000.00	$1,022.38	$2.85	0.56%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During the Period(1) 3/1/21 - 8/31/21		Expense Ratio	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During the Period(2) 3/1/21 - 8/31/21	Expense Ratio
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,114.70	$5.17		0.97%	$1,000.00	$1,020.32	$4.94	0.97%
Trust Class	$1,000.00	$1,113.50	$6.45		1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Institutional Class	$1,000.00	$1,114.90	$4.58		0.86%	$1,000.00	$1,020.87	$4.38	0.86%
Class A	$1,000.00	$1,113.00	$6.50		1.22%	$1,000.00	$1,019.06	$6.21	1.22%
Class C	$1,000.00	$1,108.90	$10.47		1.97%	$1,000.00	$1,015.27	$10.01	1.97%
Class R3	$1,000.00	$1,111.70	$7.82		1.47%	$1,000.00	$1,017.80	$7.48	1.47%
Class R6	$1,000.00	$1,115.40	$4.00		0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,190.60	$4.36		0.79%	$1,000.00	$1,021.22	$4.02	0.79%
Class A	$1,000.00	$1,188.30	$6.40		1.16%	$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$1,183.80	$10.51		1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Real Estate Fund
Trust Class	$1,000.00	$1,265.40	$5.94		1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Institutional Class	$1,000.00	$1,267.10	$4.86		0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$1,264.40	$6.91		1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,259.80	$11.16		1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$1,262.70	$8.33		1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Class R6	$1,000.00	$1,266.90	$4.29		0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Small Cap Growth Fund
Investor Class	$1,000.00	$948.60	$4.96		1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Trust Class	$1,000.00	$947.40	$6.14		1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Advisor Class	$1,000.00	$946.70	$6.87		1.40%	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class	$1,000.00	$949.10	$4.42		0.90%	$1,000.00	$1,020.67	$4.58	0.90%
Class A	$1,000.00	$947.40	$6.18		1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class C	$1,000.00	$943.90	$9.80		2.00%	$1,000.00	$1,015.12	$10.16	2.00%
Class R3	$1,000.00	$946.20	$7.41		1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class R6	$1,000.00	$949.60	$3.93		0.80%	$1,000.00	$1,021.17	$4.08	0.80%
Sustainable Equity Fund
Investor Class	$1,000.00	$1,144.70	$4.49		0.83%	$1,000.00	$1,021.02	$4.23	0.83%
Trust Class	$1,000.00	$1,143.70	$5.51		1.02%	$1,000.00	$1,020.06	$5.19	1.02%
Institutional Class	$1,000.00	$1,145.70	$3.57		0.66%	$1,000.00	$1,021.88	$3.36	0.66%
Class A	$1,000.00	$1,143.40	$5.56		1.03%	$1,000.00	$1,020.01	$5.24	1.03%
Class C	$1,000.00	$1,139.20	$9.60		1.78%	$1,000.00	$1,016.23	$9.05	1.78%
Class R3	$1,000.00	$1,142.10	$6.91		1.28%	$1,000.00	$1,018.75	$6.51	1.28%
Class R6	$1,000.00	$1,146.20	$3.03		0.56%	$1,000.00	$1,022.38	$2.85	0.56%
U.S. Equity Impact Fund
Institutional Class	$1,000.00	$1,135.00	$4.26	(3)	0.90%	$1,000.00	$1,020.67	$4.58	0.90%
Class A	$1,000.00	$1,133.00	$5.96	(3)	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class C	$1,000.00	$1,129.00	$9.50	(3)	2.01%	$1,000.00	$1,015.07	$10.21	2.01%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 162/365 (to reflect the period shown of March 23, 2021 (Commencement of Operations) to August 31, 2021).

Legend August 31, 2021 (Unaudited)

Neuberger Berman Equity Funds

Investment Methods:

PIPE = Private investment in public equity

Counterparties:

SSB = State Street Bank and Trust Company

Schedule of Investments Dividend Growth Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 97.1%
Auto Components 2.4%
Aptiv PLC*	10,950	$1,666,481
Automobiles 2.0%
General Motors Co.*	28,400	1,391,884
Banks 4.5%
JPMorgan Chase & Co.	10,500	1,679,475
PNC Financial Services Group, Inc.	7,975	1,524,022
		3,203,497
Capital Markets 6.2%
Amundi SA(a)	14,675	1,388,800
BlackRock, Inc.	750	707,468
Cboe Global Markets, Inc.	8,475	1,069,121
Morgan Stanley	11,800	1,232,274
		4,397,663
Chemicals 1.5%
Akzo Nobel NV	8,750	1,078,616
Consumer Finance 1.4%
American Express Co.	6,050	1,004,058
Diversified Financial Services 1.0%
Equitable Holdings, Inc.	23,725	735,712
Electronic Equipment, Instruments & Components 5.7%
Amphenol Corp. Class A	21,800	1,670,534
Corning, Inc.	40,700	1,627,593
Zebra Technologies Corp. Class A*	1,325	778,000
		4,076,127
Entertainment 1.0%
Activision Blizzard, Inc.	8,775	722,797
Equity Real Estate Investment Trusts 4.6%
American Tower Corp.	5,450	1,592,326
Equinix, Inc.	1,980	1,670,031
		3,262,357
Food & Staples Retailing 2.0%
Walmart, Inc.	9,600	1,421,760
	Number of Shares	Value
Food Products 1.8%
Mondelez International, Inc. Class A	20,150	$1,250,711
Health Care Equipment & Supplies 3.0%
Baxter International, Inc.	12,600	960,372
STERIS PLC	5,475	1,177,180
		2,137,552
Hotels, Restaurants & Leisure 2.3%
Marriott International, Inc. Class A*	12,250	1,655,465
Industrial Conglomerates 2.0%
Honeywell International, Inc.	6,250	1,449,438
Insurance 4.3%
Aon PLC Class A	5,075	1,455,814
Assurant, Inc.	4,050	688,946
Chubb Ltd.	5,025	924,198
		3,068,958
IT Services 2.8%
Automatic Data Processing, Inc.	4,300	898,872
Fidelity National Information Services, Inc.	8,300	1,060,491
		1,959,363
Life Sciences Tools & Services 2.6%
Agilent Technologies, Inc.	10,525	1,846,822
Machinery 4.0%
Caterpillar, Inc.	6,025	1,270,492
Stanley Black & Decker, Inc.	8,000	1,546,160
		2,816,652
Media 2.2%
Comcast Corp. Class A	25,700	1,559,476
Metals & Mining 4.8%
Freeport- McMoRan, Inc.	52,500	1,910,475
Wheaton Precious Metals Corp.	33,700	1,517,848
		3,428,323
Multi-Utilities 3.9%
CenterPoint Energy, Inc.	59,225	1,485,955
	Number of Shares	Value
Dominion Energy, Inc.	16,700	$1,299,928
		2,785,883
Oil, Gas & Consumable Fuels 2.4%
Brigham Minerals, Inc. Class A	9,125	174,470
Devon Energy Corp.	50,800	1,501,140
		1,675,610
Pharmaceuticals 8.2%
AstraZeneca PLC ADR	24,225	1,411,833
Bristol-Myers Squibb Co.	16,100	1,076,446
Eli Lilly & Co.	8,500	2,195,465
Novartis AG ADR	12,300	1,136,397
		5,820,141
Professional Services 2.0%
SGS SA	460	1,445,678
Road & Rail 1.9%
CSX Corp.	42,425	1,380,085
Semiconductors & Semiconductor Equipment 4.7%
Analog Devices, Inc.	3,575	582,546
QUALCOMM, Inc.	13,900	2,038,991
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,725	681,332
		3,302,869
Software 3.5%
Microsoft Corp.	8,200	2,475,416
Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	14,250	2,163,577
Textiles, Apparel & Luxury Goods 3.9%
Cie Financiere Richemont SA Class A	12,550	1,384,166
VF Corp.	18,425	1,408,960
		2,793,126
Transportation Infrastructure 1.5%
Aena SME SA*(a)	6,650	1,061,589
Total Common Stocks (Cost $43,659,376)		69,037,686

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (cont'd)

	Number of Shares	Value
Short-Term Investments 3.0%
Investment Companies 3.0%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b) (Cost $2,131,015)	2,131,015	$2,131,015
Total Investments 100.1% (Cost $45,790,391)		71,168,701
Liabilities Less Other Assets (0.1)%		(82,585)
Net Assets 100.0%		$71,086,116

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2021 amounted to $2,450,389, which represents 3.4% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2021.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$57,931,427	81.5%
Switzerland	3,966,241	5.5%
Brazil	1,517,848	2.1%
United Kingdom	1,411,833	2.0%
France	1,388,800	2.0%
Netherlands	1,078,616	1.5%
Spain	1,061,589	1.5%
Taiwan	681,332	1.0%
Short-Term Investments and Other Liabilities—Net	2,048,430	2.9%
	$71,086,116	100.0%

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$69,037,686	$—	$—	$69,037,686
Short-Term Investments	—	2,131,015	—	2,131,015
Total Investments	$69,037,686	$2,131,015	$—	$71,168,701

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 99.1%
Brazil 4.1%
B3 SA— Brasil Bolsa Balcao*	4,793,123	$13,042,322
CSN Mineracao SA	4,033,573	5,554,081
Natura & Co. Holding SA*	900,125	8,985,931
Pagseguro Digital Ltd., Class A*	237,257	14,109,674
Petrobras Distribuidora SA	1,890,718	9,942,102
Vasta Platform Ltd.*	291,856	1,631,475
		53,265,585
Canada 0.7%
Parex Resources, Inc.*	590,715	9,101,969
China 29.6%
A-Living Smart City Services Co. Ltd.(a)	3,015,500	11,941,883
Alibaba Group Holding Ltd.*	2,645,536	56,295,599
Beijing Sinnet Technology Co. Ltd. Class A	4,267,952	9,244,852
China Gas Holdings Ltd.	1,318,600	3,823,159
China Merchants Bank Co. Ltd., H Shares	2,408,500	19,896,769
Fujian Green Pine Co. Ltd., Class A	4,205,455	9,734,127
Greentown Management Holdings Co. Ltd.(a)	12,780,000	6,194,910
Hengli Petrochemical Co. Ltd. Class A	2,096,284	8,497,747
	Number of Shares	Value
iQIYI, Inc. ADR*	656,436	$5,947,310
JD.com, Inc., Class A*	905,800	35,684,848
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	12,801,829	12,359,731
Kuaishou Technology*(a)	328,200	3,565,809
Kweichow Moutai Co. Ltd., Class A	27,756	6,690,780
Longfor Group Holdings Ltd.(a)	20,500	88,827
Montage Technology Co. Ltd. Class A	696,457	6,826,425
Ping An Insurance Group Co. of China Ltd., Class A	2,589,627	19,993,562
Poly Developments and Holdings Group Co. Ltd., Class A	4,869,105	8,580,750
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	2,371,500	6,678,008
Tencent Holdings Ltd.	1,249,800	77,326,599
Trip.com Group Ltd. ADR*	233,112	7,107,585
Tsingtao Brewery Co. Ltd., H Shares	914,000	7,485,975
Wingtech Technology Co. Ltd. Class A	761,354	14,059,228
	Number of Shares	Value
WUS Printed Circuit Kunshan Co. Ltd., Class A	5,209,342	$9,019,145
Xianhe Co. Ltd., Class A	2,117,597	12,456,838
Yifeng Pharmacy Chain Co. Ltd. Class A	1,428,981	11,461,563
Zhejiang Juhua Co. Ltd., Class A	5,482,037	14,410,789
		385,372,818
Hong Kong 0.7%
ASM Pacific Technology Ltd.	781,100	9,299,945
Hungary 1.9%
OTP Bank Nyrt*	208,788	12,607,246
Richter Gedeon Nyrt	408,125	12,232,167
		24,839,413
India 18.6%
Apollo Hospitals Enterprise Ltd.	198,373	13,536,887
Aptus Value Housing Finance India Ltd.*	1,182,482	5,958,773
AU Small Finance Bank Ltd.*(a)	422,441	6,511,577
Cartrade Tech Ltd.*	158,420	3,230,677
Divi's Laboratories Ltd.	43,687	3,093,679
EPL Ltd.	2,520,047	8,137,535
Gland Pharma Ltd.*(a)	280,752	14,959,083
GMM Pfaudler Ltd.	74,236	4,318,617
HDFC Bank Ltd.	628,180	13,602,142

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

	Number of Shares	Value
Housing Development Finance Corp. Ltd.	402,751	$15,417,159
ICICI Bank Ltd.	2,128,251	20,930,510
IndusInd Bank Ltd.	1,020,316	13,876,968
Infosys Ltd. ADR	1,188,048	28,299,303
JM Financial Ltd.	1,127,272	1,431,334
National Stock Exchange*(b)(c)(f)	1,063,830	23,314,427
Pine Labs PTE Ltd.*(b)(c)(f)	4,084	1,522,760
Reliance Industries Ltd.	712,218	15,770,594
Spandana Sphoorty Financial Ltd.*	343,300	2,967,124
State Bank of India	3,389,115	19,756,975
UltraTech Cement Ltd.	138,535	14,853,980
United Breweries Ltd.	350,006	7,063,882
Zomato Ltd.*	2,355,552	4,323,446
		242,877,432
Indonesia 1.0%
Bank Central Asia Tbk PT	2,399,400	5,509,577
Bukalapak. com PT Tbk*	103,761,600	6,875,002
		12,384,579
Kazakhstan 1.6%
Kaspi.KZ JSC(d)	177,757	20,335,401
Korea 10.7%
Korea Petrochemical Ind Co. Ltd.	40,651	8,116,526
LG Chem Ltd.	21,453	14,025,076
NCSoft Corp.	19,313	10,993,643
Orion Corp.	92,394	10,080,505
Samsung Electronics Co. Ltd.	885,537	58,580,092
	Number of Shares	Value
SK Hynix, Inc.	203,776	$18,717,620
SK Telecom Co. Ltd.	48,717	12,521,166
Soulbrain Co. Ltd.	28,879	7,056,295
		140,090,923
Peru 0.4%
Credicorp Ltd.*	48,263	5,146,284
Poland 2.6%
Allegro.eu SA*(a)	570,502	10,576,961
Dino Polska SA*(a)	186,412	15,798,163
InPost SA*	411,246	8,012,052
		34,387,176
Russia 6.4%
Detsky Mir PJSC(a)(b)	4,086,268	7,740,241
Fix Price Group Ltd.*(d)	622,107	5,807,369
Gazprom PJSC(b)	2,438,690	10,188,493
LUKOIL PJSC ADR	30,598	2,617,659
LUKOIL PJSC ADR	226,655	19,211,278
Polyus PJSC(b)	33,458	6,032,914
Sberbank of Russia PJSC(b)	1,478,208	6,638,777
X5 Retail Group NV GDR	196,813	6,520,415
Yandex NV Class A*	238,571	18,346,110
		83,103,256
South Africa 3.4%
Anglo American PLC	214,416	9,047,101
Bid Corp. Ltd.*	611,948	13,475,599
Capitec Bank Holdings Ltd.	101,254	13,227,758
Naspers Ltd., N Shares	51,368	8,769,823
		44,520,281
	Number of Shares	Value
Taiwan 14.2%
Accton Technology Corp.	480,600	$4,864,355
Chunghwa Telecom Co. Ltd.	2,679,000	10,826,781
Keystone Microtech Corp.	513,000	6,543,580
LandMark Optoelectronics Corp.	714,000	5,642,232
Largan Precision Co. Ltd.	112,000	10,830,823
Parade Technologies Ltd.	92,000	5,809,443
RichWave Technology Corp.*	750,000	10,310,859
Taiwan Semiconductor Manufacturing Co. Ltd.	4,711,839	104,392,053
Tong Hsing Electronic Industries Ltd.	1,103,339	10,430,830
Uni- President Enterprises Corp.	5,941,000	15,499,100
		185,150,056
Thailand 1.2%
Ngern Tid Lor PCL*	7,677,000	9,527,030
Thai Beverage PCL	11,773,422	5,954,797
		15,481,827
United Arab Emirates 0.6%
Network International Holdings PLC*(a)	1,535,636	8,259,286
	Number of Units
Brazil 0.5%
Energisa SA	753,690	6,467,321

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

	Number of Units	Value
Mexico 0.9%
Fomento Economico Mexicano SAB de CV	1,287,394	$11,186,175
Total Common Stocks (Cost $1,001,574,130)		1,291,269,727
	Number of Shares
Preferred Stocks 1.0%
India 1.0%
Gupshup, Inc. Ser. F*(b)(c)(f)	217,973	4,983,996
Pine Labs PTE Ltd. Ser. 1*(b)(c)(f)	9,762	3,639,859
	Number of Shares	Value
Pine Labs PTE Ltd. Ser. A*(b)(c)(f)	2,439	$909,406
Pine Labs PTE Ltd. Ser. B*(b)(c)(f)	2,654	989,570
Pine Labs PTE Ltd. Ser. B2*(b)(c)(f)	2,147	800,530
Pine Labs PTE Ltd. Ser. C*(b)(c)(f)	3,993	1,488,830
Pine Labs PTE Ltd. Ser. C1*(b)(c)(f)	841	313,575
Pine Labs PTE Ltd. Ser. D*(b)(c)(f)	900	335,574
Total Preferred Stocks (Cost $13,478,212)		13,461,340
	Number of Shares	Value
Short-Term Investments 1.8%
Investment Companies 1.8%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(e) (Cost $24,021,517)	24,021,517	$24,021,517
Total Investments 101.9% (Cost $1,039,073,859)		1,328,752,584
Liabilities Less Other Assets (1.9)%		(25,349,347)
Net Assets 100.0%		$1,303,403,237

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2021 amounted to $85,636,740, which represents 6.6% of net assets of the Fund.

(b)  Security fair valued as of August 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2021 amounted to $68,898,952, which represents 5.3% of net assets of the Fund.

(c)  Value determined using significant unobservable inputs.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2021, these securities amounted to $26,142,770, which represents 2.0% of net assets of the Fund.

(e)  Represents 7-day effective yield as of August 31, 2021.

(f)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale. At August 31, 2021, these securities amounted to $38,298,527, which represents 2.9% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 8/31/2021	Fair Value Percentage of Net Assets as of 8/31/2021
Gupshup, Inc. (Ser. F Preferred Shares)	7/16/2021	$4,983,996	0.4%	$4,983,996	0.4%
National Stock Exchange	4/16/2018	15,536,312	1.1%	23,314,427	1.8%
Pine Labs PTE Ltd.	7/6/2021	1,522,760	0.1%	1,522,760	0.1%
Pine Labs PTE Ltd. (Ser. 1 Preferred Shares)	7/6/2021	3,639,859	0.3%	3,639,859	0.3%
Pine Labs PTE Ltd. (Ser. A Preferred Shares)	7/6/2021	909,406	0.1%	909,406	0.1%
Pine Labs PTE Ltd. (Ser. B Preferred Shares)	7/6/2021	989,570	0.1%	989,570	0.1%
Pine Labs PTE Ltd. (Ser. B2 Preferred Shares)	7/6/2021	800,530	0.1%	800,530	0.0%
Pine Labs PTE Ltd. (Ser. C Preferred Shares)	7/6/2021	1,488,830	0.1%	1,488,830	0.1%
Pine Labs PTE Ltd. (Ser. C1 Preferred Shares)	7/6/2021	313,575	0.0%	313,575	0.0%
Pine Labs PTE Ltd. (Ser. D Preferred Shares)	7/6/2021	335,574	0.0%	335,574	0.0%
Total		$30,520,412	2.3%	$38,298,527	2.9%

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	$167,542,157	12.9%
Banks	150,064,314	11.5%
Internet & Direct Marketing Retail	125,756,356	9.6%
Interactive Media & Services	99,238,518	7.6%
IT Services	74,897,215	5.7%
Chemicals	61,840,560	4.7%
Technology Hardware, Storage & Peripherals	58,580,092	4.5%
Oil, Gas & Consumable Fuels	56,889,993	4.4%
Food & Staples Retailing	47,255,740	3.6%
Electronic Equipment, Instruments & Components	44,340,026	3.4%
Beverages	38,381,609	3.0%
Capital Markets	37,788,083	2.9%
Pharmaceuticals	33,869,258	2.6%
Consumer Finance	32,829,555	2.5%
Food Products	25,579,605	2.0%
Specialty Retail	23,489,712	1.8%
Thrifts & Mortgage Finance	21,375,932	1.7%
Metals & Mining	20,634,096	1.6%
Real Estate Management & Development	20,611,460	1.6%
Insurance	19,993,562	1.5%
Entertainment	16,940,953	1.3%
Construction Materials	14,853,980	1.1%
Health Care Providers & Services	13,536,887	1.0%
Wireless Telecommunication Services	12,521,166	1.0%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

Industry	Investments at Value	Percentage of Net Assets
Paper & Forest Products	$12,456,838	1.0%
Diversified Telecommunication Services	10,826,781	0.8%
Personal Products	8,985,931	0.7%
Containers & Packaging	8,137,535	0.6%
Air Freight & Logistics	8,012,052	0.6%
Hotels, Restaurants & Leisure	7,107,585	0.6%
Electric Utilities	6,467,321	0.5%
Construction & Engineering	6,194,910	0.5%
Communications Equipment	4,864,355	0.4%
Machinery	4,318,617	0.3%
Gas Utilities	3,823,159	0.3%
Life Sciences Tools & Services	3,093,679	0.2%
Diversified Consumer Services	1,631,475	0.1%
Short-Term Investments and Other Liabilities—Net	(1,327,830)	(0.1)%
	$1,303,403,237	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
India	$218,040,245	$—	$24,837,187	$242,877,432
Russia	52,502,831	30,600,425	—	83,103,256
Other Common Stocks(a)	965,289,039	—	—	965,289,039
Total Common Stocks	1,235,832,115	30,600,425	24,837,187	1,291,269,727
Preferred Stocks(a)	—	—	13,461,340	13,461,340
Short-Term Investments	—	24,021,517	—	24,021,517
Total Investments	$1,235,832,115	$54,621,942	$38,298,527	$1,328,752,584

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2021
Investments in Securities:
Common Stocks(c)	$12,754	$—	$—	$10,557	$1,526	$—	$—	$—	$24,837	$10,557
Preferred Stocks(c)	—	—	—	(17)	13,478	—	—	—	13,461	(17)
Total	$12,754	$—	$—	$10,540	$15,004	$—	$—	$—	$38,298	$10,540

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 8/31/2021	Valuation approach	Unobservable input(s)	Input value/ range		Weighted average(e)		Impact to valuation from increase input(f)
Common Stocks	$1,522,760	Market Approach	Transaction Price	$372.86		$372.86		Increase
Common Stocks	23,314,427	Market Approach	Enterprise value/ Revenue multiple(d) (EV/Revenue)	13.0	x	13.0	x	Increase
Preferred Stocks	13,461,340	Market Approach	Transaction Price	$22.87 - $372.86		$243.28		Increase

(d)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(e)  The weighted averages disclosed in the table above were weighted by relative fair value.

(f)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 96.5%
Aerospace & Defense 1.9%
Lockheed Martin Corp.	61,175	$22,010,765
Banks 8.2%
Bank of America Corp.	60,000	2,505,000
Citizens Financial Group, Inc.	495,025	21,677,145
JPMorgan Chase & Co.(a)	225,730	36,105,513
PNC Financial Services Group, Inc.(a)	186,200	35,582,820
		95,870,478
Beverages 1.3%
Coca-Cola Co.	128,850	7,255,544
PepsiCo, Inc.	48,450	7,577,095
		14,832,639
Biotechnology 0.6%
AbbVie, Inc.	62,600	7,560,828
Capital Markets 6.9%
Amundi SA(b)	141,418	13,383,396
CME Group, Inc.	182,975	36,909,717
Morgan Stanley	160,100	16,719,243
Virtu Financial, Inc. Class A	571,775	13,997,052
		81,009,408
Chemicals 1.8%
Nutrien Ltd.	351,250	21,317,363
Diversified Telecommunication Services 2.8%
Cogent Communications Holdings, Inc.	110,000	7,983,800
TELUS Corp.	828,000	19,078,160
TELUS Corp.	230,000	5,299,200
		32,361,160
Electric Utilities 2.8%
NextEra Energy, Inc.(a)	391,675	32,896,783
	Number of Shares	Value
Electrical Equipment 3.0%
Eaton Corp. PLC	206,900	$34,833,684
Electronic Equipment, Instruments & Components 1.9%
Corning, Inc.	544,250	21,764,558
Equity Real Estate Investment Trusts 15.9%
Alexandria Real Estate Equities, Inc.	75,475	15,575,776
Americold Realty Trust	164,525	6,044,648
Brixmor Property Group, Inc.	1,464,975	34,353,664
Camden Property Trust	139,000	20,855,560
Crown Castle International Corp.	141,300	27,509,697
CyrusOne, Inc.	203,975	15,701,995
Duke Realty Corp.(c)	330,725	17,366,370
MGM Growth Properties LLC Class A	438,100	18,163,626
Prologis, Inc.	176,250	23,733,825
Terreno Realty Corp.	104,000	6,948,240
		186,253,401
Food Products 1.9%
Flowers Foods, Inc.	660,000	15,925,800
Kellogg Co.	103,925	6,561,824
		22,487,624
Health Care Equipment & Supplies 0.5%
Medtronic PLC	45,500	6,073,340
Health Care Providers & Services 1.4%
CVS Health Corp.	195,000	16,846,050
Hotels, Restaurants & Leisure 1.2%
McDonald's Corp.	59,850	14,211,981
Household Durables 2.8%
Leggett & Platt, Inc.	587,150	28,412,188
	Number of Shares	Value
Newell Brands, Inc.	167,360	$4,252,618
		32,664,806
Household Products 0.6%
Procter & Gamble Co.	46,150	6,571,299
Insurance 0.6%
Assurant, Inc.	42,000	7,144,620
IT Services 2.5%
Paychex, Inc.	250,925	28,723,385
Machinery 1.2%
Caterpillar, Inc.	63,950	13,485,137
Metals & Mining 3.9%
Rio Tinto PLC ADR	373,300	28,023,631
Southern Copper Corp.	281,200	17,600,308
		45,623,939
Multi-Utilities 7.6%
Ameren Corp.	174,800	15,333,456
CenterPoint Energy, Inc.	1,299,600	32,606,964
Dominion Energy, Inc.	170,300	13,256,152
Public Service Enterprise Group, Inc.	101,700	6,502,698
Sempra Energy	64,100	8,484,276
WEC Energy Group, Inc.	132,100	12,480,808
		88,664,354
Oil, Gas & Consumable Fuels 3.7%
Chevron Corp.	186,725	18,069,378
ConocoPhillips	307,698	17,086,470
Valero Energy Corp.	125,225	8,303,670
		43,459,518
Pharmaceuticals 7.8%
AstraZeneca PLC ADR	403,075	23,491,211
Bristol- Myers Squibb Co.	471,900	31,551,234
Johnson & Johnson	207,500	35,924,475
		90,966,920

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

	Number of Shares	Value
Professional Services 1.2%
SGS SA	4,300	$13,513,950
Semiconductors & Semiconductor Equipment 5.1%
Intel Corp.	30,000	1,621,800
QUALCOMM, Inc.(a)	165,290	24,246,390
Texas Instruments, Inc.	175,400	33,485,614
		59,353,804
Software 1.4%
Microsoft Corp.	54,550	16,467,554
Specialty Retail 2.4%
Best Buy Co., Inc.	120,425	14,030,717
Home Depot, Inc.	44,125	14,392,692
		28,423,409
Textiles, Apparel & Luxury Goods 1.6%
VF Corp.	249,900	19,109,853
Trading Companies & Distributors 2.0%
Watsco, Inc.	85,500	23,804,910
Total Common Stocks (Cost $764,745,505)		1,128,307,520
	Principal Amount
Convertible Bonds 2.9%
Biotechnology 0.1%
Exact Sciences Corp., 0.38%, due 3/1/2028	$1,405,000	1,587,386
	Principal Amount	Value
Electronic Equipment, Instruments & Components 0.9%
Vishay Intertechnology, Inc., 2.25%, due 6/15/2025	$10,385,000	$10,943,713
Health Care Equipment & Supplies 0.3%
Dexcom, Inc., 0.25%, due 11/15/2025	2,680,000	3,082,130
Media 0.5%
Liberty Media Corp., 2.75%, due 12/1/2049(d)	6,000,000	6,262,800
Metals & Mining 0.4%
Ivanhoe Mines Ltd., 2.50%, due 4/15/2026(d)	3,050,000	3,999,392
Semiconductors & Semiconductor Equipment 0.7%
Enphase Energy, Inc., 0.00%, due 3/1/2028(d)	8,440,000	8,210,647
Total Convertible Bonds (Cost $30,717,328)		34,086,068
	Number of Shares	Value
Short-Term Investments 0.4%
Investment Companies 0.4%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(c)(e) (Cost $4,134,567)	4,134,567	$4,134,567
Total Investments 99.8% (Cost $799,597,400)		1,166,528,155
Other Assets Less Liabilities 0.2%(f)		2,813,663
Net Assets 100.0%		$1,169,341,818

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2021 amounted to $13,383,396, which represents 1.1% of net assets of the Fund.

(c)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $10,654,997.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2021, these securities amounted to $18,472,839, which represents 1.6% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

(e)  Represents 7-day effective yield as of August 31, 2021.

(f)  Includes the impact of the Fund's open positions in derivatives at August 31, 2021.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$1,016,686,977	86.9%
Canada	49,694,115	4.3%
Australia	28,023,631	2.4%
United Kingdom	23,491,211	2.0%
Peru	17,600,308	1.5%
Switzerland	13,513,950	1.2%
France	13,383,396	1.1%
Short-Term Investments and Other Assets—Net	6,948,230	0.6%
	$1,169,341,818	100.0%

Derivative Instruments

Written option contracts ("options written")

At August 31, 2021, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Diversified Telecommunication Services
Cogent Communications Holdings, Inc.	100	$(725,800)	$85	1/21/2022	$(14,250)
Electrical Equipment
Eaton Corp. PLC	100	(1,683,600)	160	10/15/2021	(104,000)
Eaton Corp. PLC	100	(1,683,600)	165	10/15/2021	(66,500)
Eaton Corp. PLC	100	(1,683,600)	170	10/15/2021	(39,000)
Eaton Corp. PLC	100	(1,683,600)	175	10/15/2021	(19,500)
Eaton Corp. PLC	100	(1,683,600)	185	1/21/2022	(31,500)
					(260,500)
Equity Real Estate Investment Trusts
Camden Property Trust	140	(2,100,560)	150	11/19/2021	(70,000)
Camden Property Trust	140	(2,100,560)	160	2/18/2022	(47,250)
Prologis, Inc.	180	(2,423,880)	140	11/19/2021	(53,550)
Prologis, Inc.	80	(1,077,280)	150	1/21/2022	(15,000)
Prologis, Inc.	180	(2,423,880)	150	2/18/2022	(45,900)
Prologis, Inc.	180	(2,423,880)	155	2/18/2022	(29,250)
					(260,950)
Health Care Equipment & Supplies
Medtronic PLC	100	(1,334,800)	150	1/21/2022	(12,900)
Hotels, Restaurants & Leisure
McDonald's Corp.	28	(664,888)	280	3/18/2022	(3,710)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Insurance
Assurant, Inc.	140	$(2,381,540)	$200	3/18/2022	$(39,200)
IT Services
Paychex, Inc.	270	(3,090,690)	120	12/17/2021	(70,875)
Pharmaceuticals
AstraZeneca PLC	200	(1,165,600)	67.5	1/21/2022	(13,700)
Bristol-Myers Squibb Co.	250	(1,671,500)	77.5	3/18/2022	(22,375)
Bristol-Myers Squibb Co.	225	(1,504,350)	80	6/17/2022	(25,087)
Johnson & Johnson	200	(3,462,600)	190	1/21/2022	(35,500)
Johnson & Johnson	200	(3,462,600)	210	6/17/2022	(27,100)
					(123,762)
Semiconductors & Semiconductor Equipment
QUALCOMM, Inc.	150	(2,200,350)	165	11/19/2021	(26,175)
QUALCOMM, Inc.	150	(2,200,350)	170	12/17/2021	(25,275)
QUALCOMM, Inc.	150	(2,200,350)	175	1/21/2022	(28,425)
					(79,875)
Software
Microsoft Corp.	100	(3,018,800)	295	10/15/2021	(124,250)
Microsoft Corp.	75	(2,264,100)	335	1/21/2022	(36,563)
					(160,813)
Specialty Retail
Home Depot, Inc.	100	(3,261,800)	385	2/18/2022	(25,150)
Home Depot, Inc.	100	(3,261,800)	410	6/17/2022	(33,250)
					(58,400)
Total calls					$(1,085,235)
Puts
Road & Rail
Union Pacific Corp.	100	$(2,168,400)	$165	11/19/2021	$(5,850)
Union Pacific Corp.	100	(2,168,400)	160	1/21/2022	(12,200)
					(18,050)
Semiconductors & Semiconductor Equipment
Intel Corp.	300	(1,621,800)	52.5	9/17/2021	(11,850)
Intel Corp.	300	(1,621,800)	50	10/15/2021	(14,400)
Intel Corp.	300	(1,621,800)	47.5	12/17/2021	(33,750)
					(60,000)
Total puts					$(78,050)
Total options written (premium received $851,030)					$(1,163,285)

For the year ended August 31, 2021, the average market value for the months where the Fund had options written outstanding was $(1,905,702). At August 31, 2021, the Fund had securities pledged in the amount of $36,826,735 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,128,307,520	$—	$—	$1,128,307,520
Convertible Bonds(a)	—	34,086,068	—	34,086,068
Short-Term Investments	—	4,134,567	—	4,134,567
Total Investments	$1,128,307,520	$38,220,635	$—	$1,166,528,155

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2021:

Other Financial Instruments	Level 1	Level 2	Level 3(b)	Total
Options Written
Liabilities	$(1,163,285)	$—	$—	$(1,163,285)
Total	$(1,163,285)	$—	$—	$(1,163,285)

(b)   The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/2020	Accrued discounts/ (premiums)	gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases/ Closing of options	Sales/ Writing of options	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2021
Other Financial Instruments:
Options Written(c)	$(19)	$—	$21	$(12)	$10	$—	$—	$—	$—	$—
Total	$(19)	$—	$21	$(12)	$10	$—	$—	$—	$—	$—

(c)  At the beginning of the year, these investments were valued in accordance with the procedures approved by the Board of Trustees. The Fund held no Level 3 investments at August 31, 2021.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Focus Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 98.7%
Aerospace & Defense 2.5%
Airbus SE*	173,451	$23,695,632
Banks 1.3%
ICICI Bank Ltd. ADR	620,518	12,174,563
Beverages 2.8%
Carlsberg AS Class B	111,777	19,513,323
Diageo PLC	143,424	6,889,697
		26,403,020
Capital Markets 1.9%
Blackstone, Inc.	123,888	15,576,438
Patria Investments Ltd. Class A	128,559	2,118,653
		17,695,091
Chemicals 3.2%
Linde PLC	98,114	30,865,683
Commercial Services & Supplies 1.0%
LegalZoom.com, Inc.*(a)(g)	286,288	9,284,320
Communications Equipment 0.7%
Nokia Corp. ADR*	1,153,845	6,876,916
Electronic Equipment, Instruments & Components 2.7%
Zebra Technologies Corp. Class A*	43,190	25,359,872
Equity Real Estate Investment Trusts 1.3%
Prologis, Inc.	90,495	12,186,057
Food & Staples Retailing 0.7%
Kroger Co.	155,765	7,169,863
Health Care Equipment & Supplies 0.9%
Figs, Inc. Class A*(b)	206,321	8,461,224
Health Care Providers & Services 1.7%
UnitedHealth Group, Inc.	39,355	16,382,306
Hotels, Restaurants & Leisure 3.9%
Entain PLC*	1,388,684	36,905,462
Interactive Media & Services 7.3%
Alphabet, Inc. Class C*	14,385	41,849,417
	Number of Shares	Value
Facebook, Inc. Class A*	73,426	$27,856,356
		69,705,773
IT Services 7.4%
Accenture PLC Class A	66,978	22,542,116
EPAM Systems, Inc.*	53,274	33,712,320
Globant SA*	44,115	14,217,382
		70,471,818
Life Sciences Tools & Services 1.3%
IQVIA Holdings, Inc.*	49,111	12,755,600
Machinery 2.7%
Deere & Co.	67,276	25,432,346
Multiline Retail 3.3%
Target Corp.	125,455	30,984,876
Personal Products 5.3%
Estee Lauder Cos., Inc. Class A	71,531	24,355,590
L'Oreal SA	55,943	26,177,487
		50,533,077
Semiconductors & Semiconductor Equipment 9.1%
ASML Holding NV	78,052	65,020,438
Marvell Technology, Inc.	233,176	14,268,039
United Microelectronics Corp. ADR(b)	672,816	7,649,918
		86,938,395
Software 14.5%
AvidXchange, Inc.*(a)(c)(g)	10,202	756,284
Constellation Software, Inc.	25,564	43,324,765
DoubleVerify Holdings, Inc.*(a)(g)	58,101	2,040,507
Microsoft Corp.	213,226	64,368,665
Paycor HCM, Inc.*	180,000	6,651,000
	Number of Shares	Value
Paycor HCM, Inc.*(a)(g)	476,548	$16,383,720
Topicus.com, Inc.*	46,495	4,718,230
		138,243,171
Specialty Retail 5.8%
Bath & Body Works, Inc.	204,808	13,820,444
RH*	43,168	30,246,523
Victoria's Secret & Co.*	173,357	11,493,569
		55,560,536
Textiles, Apparel & Luxury Goods 12.9%
Deckers Outdoor Corp.*	27,295	11,421,593
Hermes International	6,519	9,579,305
LVMH Moet Hennessy Louis Vuitton SE	57,182	42,320,077
NIKE, Inc. Class B	231,015	38,057,411
Puma SE	175,515	21,304,212
		122,682,598
Trading Companies & Distributors 3.1%
IMCD NV	148,366	29,229,321
Wireless Telecommunication Services 1.4%
T-Mobile U.S., Inc.*	94,434	12,939,347
Total Common Stocks (Cost $646,670,524)		938,936,867
Preferred Stocks 1.0%
Hotels, Restaurants & Leisure 0.5%
Sweetgreen, Inc. Ser. D*(a)(c)(g)	250,000	3,425,000
Sweetgreen, Inc. Ser. I*(a)(c)(g)	27,151	464,282
Sweetgreen, Inc. Ser. J*(a)(c)(g)	20,645	353,030
		4,242,312
IT Services 0.2%
Druva, Inc. Ser. 5*(a)(c)(g)	106,691	999,993

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (cont'd)

	Number of Shares	Value
Turing Holding Corp. Thoughtworks Ser. B*(a)(c)(g)	1,511	$1,189,000
		2,188,993
Software 0.3%
AvidXchange, Inc. Ser. F*(a)(c)(g)	40,808	3,025,138
Total Preferred Stocks (Cost $7,817,393)		9,456,443
	Number of Shares	Value
Warrants 0.0%(d)
Hotels, Restaurants & Leisure 0.0%(d)
Sweetgreen, Inc. Ser. J Expires 1/21/2026*(a)(c)(g) (Cost $—)	1	$—
Short-Term Investments 1.7%
Investment Companies 1.7%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(e)	1,455,128	1,455,128
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(e)(f)	15,201,104	$15,201,104
Total Short-Term Investments (Cost $16,656,232)		16,656,232
Total Investments 101.4% (Cost $671,144,149)		965,049,542
Liabilities Less Other Assets (1.4)%		(13,743,580)
Net Assets 100.0%		$951,305,962

*  Non-income producing security.

(a)  Security fair valued as of August 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2021 amounted to $37,921,274, which represents 4.0% of net assets of the Fund.

(b)  All or a portion of this security is on loan at August 31, 2021. Total value of all such securities at August 31, 2021 amounted to $14,644,435 for the Fund (see Note A of Notes to Financial Statements).

(c)  Value determined using significant unobservable inputs.

(d)  Represents less than 0.05% of net assets of the Fund.

(e)  Represents 7-day effective yield as of August 31, 2021.

(f)  Represents investment of cash collateral received from securities lending.

(g)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (cont'd)

At August 31, 2021, these securities amounted to $37,921,274, which represents 4.0% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 8/31/2021	Fair Value Percentage of Net Assets as of 8/31/2021
AvidXchange, Inc.	4/7/2020	$500,020	0.1%	$756,284	0.1%
AvidXchange, Inc. (Ser. F Preferred Shares)	4/7/2020	2,000,082	0.3%	3,025,138	0.3%
DoubleVerify Holdings, Inc.	11/18/2020	999,999	0.1%	2,040,507	0.2%
Druva, Inc. (Ser. 5 Preferred Shares)	4/1/2021	1,000,000	0.1%	999,993	0.1%
LegalZoom.com, Inc.	8/22/2018	2,819,507	0.4%	9,284,320	1.0%
Paycor HCM, Inc.	1/19/2021	10,990,000	1.4%	16,383,720	1.7%
Sweetgreen, Inc. (Ser. D Preferred Shares)	11/30/2018	3,000,000	0.4%	3,425,000	0.4%
Sweetgreen, Inc. (Ser. I Preferred Shares)	9/13/2019	464,282	0.1%	464,282	0.1%
Sweetgreen, Inc. (Ser. J Preferred Shares)	1/21/2021	353,030	0.0%	353,030	0.0%
Sweetgreen, Inc. (Ser. J Warrants)	1/21/2021	—	0.0%	—	0.0%
Turing Holding Corp. Thoughtworks (Ser. B Preferred Shares)	6/23/2021	1,000,000	0.1%	1,189,000	0.1%
Total		$23,126,920	3.0%	$37,921,274	4.0%

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$560,029,628	58.9%
France	101,772,501	10.7%
Netherlands	98,967,989	10.4%
United Kingdom	74,660,842	7.8%
Canada	43,324,765	4.6%
Germany	21,304,212	2.2%
Denmark	19,513,323	2.1%
India	12,174,563	1.3%
Taiwan	7,649,918	0.8%
Finland	6,876,916	0.7%
Cayman Islands	2,118,653	0.2%
Short-Term Investments and Other Liabilities—Net	2,912,652	0.3%
	$951,305,962	100.0%

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Commercial Services & Supplies	$—	$9,284,320	$—	$9,284,320
Software	119,062,660	18,424,227	756,284	138,243,171
Other Common Stocks(a)	791,409,376	—	—	791,409,376
Total Common Stocks	910,472,036	27,708,547	756,284	938,936,867
Preferred Stocks(a)	—	—	9,456,443	9,456,443
Warrants(a)	—	—	—	—
Short-Term Investments	—	16,656,232	—	16,656,232
Total Investments	$910,472,036	$44,364,779	$10,212,727	$965,049,542

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country Summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2021
Investments in Securities:
(000's omitted)
Common Stocks(c)	$3,445	$—	$—	$131	$—	$—	$—	$(2,820)	$756	$131
Preferred Stocks(c)	5,464	—	—	1,639	2,353	—	—	—	9,456	1,639
Warrants(c)	—	—	—	—	—	—	—	—	—	—
Total	$8,909	$—	$—	$1,770	$2,353	$—	$—	$(2,820)	$10,212	$1,770
See Notes to Financial Statements

Schedule of Investments Focus Fund^ (cont'd)

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 8/31/2021	Valuation approach	Unobservable Input(s)	Input value/ range	Weighted average(e)	Impact to valuation from increase in input(f)
Common Stocks	$756,284	Market Approach	Enterprise value/ Revenue multiple(d) (EV/Revenue)	15.0x	15.0x	Increase
Preferred Stocks	7,639,138	Market Approach	Enterprise value/ Revenue multiple(d) (EV/Revenue)	5.0x - 15.0x	9.1x	Increase
Preferred Stocks	1,817,305	Market Approach	Transaction Price	$9.37 - $17.10	$12.85	Increase
Warrants	—	Market Approach	Transaction Price	$0.00	$0.00	Increase

(d)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(e)  The weighted averages disclosed in the table above were weighted by relative fair value.

(f)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 99.4%
Air Freight & Logistics 0.6%
Forward Air Corp.	927,016	$81,735,001
Airlines 0.7%
Allegiant Travel Co.*	447,043	86,028,955
Auto Components 3.6%
Fox Factory Holding Corp.*	1,771,267	272,190,600
LCI Industries	931,077	131,896,368
XPEL, Inc.*	824,105	62,615,498
		466,702,466
Banks 9.1%
Bank of Hawaii Corp.	1,783,436	149,469,771
BOK Financial Corp.	1,016,541	89,506,435
Columbia Banking System, Inc.	2,049,782	74,530,073
Community Bank System, Inc.	1,824,157	134,987,618
Cullen/Frost Bankers, Inc.	1,123,862	128,367,518
CVB Financial Corp.	3,847,411	78,333,288
First Financial Bankshares, Inc.	2,953,657	140,653,146
First Hawaiian, Inc.	2,846,131	79,435,516
Glacier Bancorp, Inc.	2,544,264	135,507,501
Lakeland Financial Corp.	1,024,087	68,009,618
Prosperity Bancshares, Inc.	1,267,720	88,588,274
		1,167,388,758
Biotechnology 1.4%
Abcam PLC*	2,391,134	50,758,242
Emergent BioSolutions, Inc.*	2,038,483	128,587,508
		179,345,750
	Number of Shares	Value
Building Products 1.7%
AAON, Inc.	2,045,871	$139,344,274
CSW Industrials, Inc.	640,235	85,016,805
		224,361,079
Capital Markets 2.4%
Artisan Partners Asset Management, Inc. Class A	920,123	47,809,591
Hamilton Lane, Inc. Class A	560,326	48,227,259
Houlihan Lokey, Inc.	959,904	86,583,341
MarketAxess Holdings, Inc.	262,159	124,766,711
		307,386,902
Chemicals 1.8%
Chase Corp.(a)	590,633	67,627,479
Quaker Chemical Corp.	634,937	164,524,875
		232,152,354
Commercial Services & Supplies 4.8%
Driven Brands Holdings, Inc.*	2,143,525	64,048,527
IAA, Inc.*	2,163,927	114,947,802
MSA Safety, Inc.	1,044,263	170,047,787
Rollins, Inc.	3,023,511	117,675,048
Tetra Tech, Inc.	1,048,728	150,849,036
		617,568,200
Communications Equipment 0.8%
NetScout Systems, Inc.*(a)	3,862,787	105,917,620
Construction & Engineering 1.2%
Valmont Industries, Inc.	596,831	148,527,363
Construction Materials 1.3%
Eagle Materials, Inc.	1,036,892	162,626,141
Containers & Packaging 1.0%
AptarGroup, Inc.	916,104	123,490,819
	Number of Shares	Value
Distributors 3.4%
Pool Corp.	888,497	$439,184,067
Diversified Consumer Services 0.9%
Bright Horizons Family Solutions, Inc.*	820,616	119,612,988
Electrical Equipment 0.2%
Shoals Technologies Group, Inc. Class A*	649,790	21,163,660
Electronic Equipment, Instruments & Components 7.2%
Cognex Corp.	1,565,205	138,708,467
Littelfuse, Inc.	630,228	179,867,071
National Instruments Corp.	1,053,650	44,063,643
Novanta, Inc.*	1,362,289	208,729,921
Rogers Corp.*(a)	999,166	212,232,850
Zebra Technologies Corp. Class A*	243,815	143,160,854
		926,762,806
Food & Staples Retailing 0.5%
Grocery Outlet Holding Corp.*	2,351,441	61,208,009
Food Products 1.1%
Lancaster Colony Corp.	576,118	102,111,154
Utz Brands, Inc.	2,292,581	44,521,923
		146,633,077
Health Care Equipment & Supplies 6.1%
Atrion Corp.(a)	135,549	94,079,139
Haemonetics Corp.*	2,234,524	140,216,381
IDEXX Laboratories, Inc.*	191,902	129,295,891
Neogen Corp.*	1,398,593	61,230,402

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (cont'd)

	Number of Shares	Value
West Pharmaceutical Services, Inc.	811,582	$366,526,663
		791,348,476
Health Care Providers & Services 1.7%
Chemed Corp.	383,276	182,707,669
National Research Corp.	654,266	35,330,364
		218,038,033
Health Care Technology 0.6%
Certara, Inc.*	889,550	29,862,194
Simulations Plus, Inc.	938,990	41,597,257
		71,459,451
Hotels, Restaurants & Leisure 0.9%
Texas Roadhouse, Inc.	1,287,556	122,317,820
Household Products 1.8%
Church & Dwight Co., Inc.	1,279,616	107,052,675
WD-40 Co.	503,280	120,600,986
		227,653,661
Insurance 1.4%
AMERISAFE, Inc.(a)	1,019,864	58,693,173
RLI Corp.	1,161,004	126,816,467
		185,509,640
IT Services 1.4%
Computer Services, Inc.	1,045,546	60,641,668
Jack Henry & Associates, Inc.	673,222	118,742,896
		179,384,564
Leisure Products 0.6%
Hayward Holdings, Inc.*	3,797,632	79,560,390
Life Sciences Tools & Services 3.7%
Bio-Techne Corp.	737,040	367,886,145
ICON PLC*	417,588	106,806,483
		474,692,628
	Number of Shares	Value
Machinery 6.6%
Graco, Inc.	1,403,599	$110,070,234
Kadant, Inc.	547,861	114,568,692
Lindsay Corp.(a)	580,256	95,597,176
Nordson Corp.	501,506	119,659,332
Omega Flex, Inc.	121,449	18,460,248
RBC Bearings, Inc.*	940,604	217,768,638
Toro Co.	1,636,151	179,878,441
		856,002,761
Media 3.6%
Cable One, Inc.	73,144	153,572,411
Nexstar Media Group, Inc. Class A	1,404,862	210,378,084
TechTarget, Inc.*	1,213,450	102,633,601
		466,584,096
Professional Services 1.9%
Exponent, Inc.	2,090,270	244,352,563
Real Estate Management & Development 1.5%
FirstService Corp.	1,047,585	194,924,141
Semiconductors & Semiconductor Equipment 5.9%
CMC Materials, Inc.	981,471	130,162,684
Lattice Semiconductor Corp.*	3,493,775	217,033,303
MKS Instruments, Inc.	866,950	127,597,701
Power Integrations, Inc.	2,602,553	282,741,358
		757,535,046
Software 11.6%
Altair Engineering, Inc. Class A*	981,973	72,656,182
American Software, Inc. Class A(a)	1,814,630	46,037,163
	Number of Shares	Value
Aspen Technology, Inc.*	1,675,367	$216,960,027
Fair Isaac Corp.*	445,819	204,960,827
Manhattan Associates, Inc.*	1,923,764	313,554,294
Model N, Inc.*(a)	2,158,437	73,192,599
Qualys, Inc.*	1,534,252	180,090,500
SPS Commerce, Inc.*	1,436,593	194,701,449
Tyler Technologies, Inc.*	306,281	148,760,682
Vertex, Inc. Class A*(a)	2,439,846	50,504,812
		1,501,418,535
Specialty Retail 4.1%
Asbury Automotive Group, Inc.*	843,396	157,074,071
Floor & Decor Holdings, Inc. Class A*	1,178,542	145,314,229
Lithia Motors, Inc.	324,612	107,543,956
Petco Health & Wellness Co., Inc.*	1,798,918	38,730,704
Tractor Supply Co.	443,963	86,239,813
		534,902,773
Trading Companies & Distributors 2.3%
Richelieu Hardware Ltd.(b)	1,791,001	64,590,452
SiteOne Landscape Supply, Inc.*	495,225	99,094,523
Transcat, Inc.*(a)	484,458	32,826,874
Watsco, Inc.	366,115	101,933,738
		298,445,587
Total Common Stocks (Cost $5,415,234,046)		12,821,926,180

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (cont'd)

	Number of Shares	Value
Short-Term Investments 0.6%
Investment Companies 0.6%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(c)	5,623,374	$5,623,374
	Number of Shares	Value
State Street Institutional Treasury Plus Money Market Fund Premier Class, 0.01%(c)	79,766,073	$79,766,073
Total Short-Term Investments (Cost $85,389,447)		85,389,447
Total Investments 100.0% (Cost $5,500,623,493)		12,907,315,627
Liabilities Less Other Assets (0.0)%(d)		(6,158,936)
Net Assets 100.0%		$12,901,156,691

*  Non-income producing security.

(a)  Affiliated company (see Note F of Notes to Financial Statements).

(b)  Security fair valued as of August 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2021 amounted to $64,590,452, which represents 0.5% of net assets of the Fund.

(c)  Represents 7-day effective yield as of August 31, 2021.

(d)  Represents less than 0.05% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Trading Companies & Distributors	$233,855,135	$64,590,452	$—	$298,445,587
Other Common Stocks(a)	12,523,480,593	—	—	12,523,480,593
Total Common Stocks	12,757,335,728	64,590,452	—	12,821,926,180
Short-Term Investments	—	85,389,447	—	85,389,447
Total Investments	$12,757,335,728	$149,979,899	$—	$12,907,315,627

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 100.3%
Australia 3.8%
Charter Hall Long Wale REIT	18,504	$70,932
Dexus	5,489	42,725
Scentre Group	22,036	45,943
		159,600
Canada 4.5%
Allied Properties Real Estate Investment Trust	829	28,445
Brookfield Asset Management, Inc. Class A	950	52,852
Canadian Apartment Properties REIT	854	41,365
Summit Industrial Income REIT	3,869	65,656
		188,318
China 1.5%
China Resources Land Ltd.	17,000	63,279
France 1.2%
ARGAN SA	395	51,957
Germany 3.9%
Deutsche Wohnen SE	1,134	70,376
Vonovia SE	1,394	94,084
		164,460
Hong Kong 2.6%
Sun Hung Kai Properties Ltd.	7,769	109,481
Japan 10.7%
LaSalle Logiport REIT	58	101,223
Mitsubishi Estate Co. Ltd.	7,785	121,783
Mitsui Fudosan Logistics Park, Inc.	18	106,676
Nomura Real Estate Holdings, Inc.	4,815	123,204
		452,886
	Number of Shares	Value
Singapore 3.4%
Keppel DC REIT	14,475	$26,916
Mapletree Commercial Trust	26,800	40,466
UOL Group Ltd.	14,500	75,495
		142,877
Spain 1.4%
Cellnex Telecom SA(a)	890	60,950
United Kingdom 10.5%
Land Securities Group PLC	4,408	42,968
Safestore Holdings PLC	6,937	110,156
Segro PLC	9,594	169,363
UNITE Group PLC	7,219	121,334
		443,821
United States 56.8%
American Homes 4 Rent Class A	899	37,704
American Tower Corp.	821	239,871
Apartment Income REIT Corp.	1,274	64,745
Boston Properties, Inc.	541	61,128
Crown Castle International Corp.	820	159,646
CyrusOne, Inc.	467	35,950
Digital Realty Trust, Inc.	558	91,462
Douglas Emmett, Inc.	1,069	35,288
Duke Realty Corp.	1,255	65,900
Equinix, Inc.	171	144,230
Equity LifeStyle Properties, Inc.	1,094	93,067
Equity Residential	1,510	126,946
Essex Property Trust, Inc.	269	88,969
Extra Space Storage, Inc.	409	76,446
Healthcare Trust of America, Inc. Class A	1,349	40,915
Healthpeak Properties, Inc.	1,605	57,780
	Number of Shares	Value
Host Hotels & Resorts, Inc.*	1,577	$26,115
Invitation Homes, Inc.	1,252	51,557
Kilroy Realty Corp.	522	34,269
National Retail Properties, Inc.	630	29,994
Prologis, Inc.	1,312	176,674
Public Storage	344	111,322
Regency Centers Corp.	1,431	98,195
Retail Opportunity Investments Corp.	1,153	20,846
SBA Communications Corp.	246	88,307
Simon Property Group, Inc.	612	82,283
Spirit Realty Capital, Inc.	937	48,508
VICI Properties, Inc.	1,109	34,279
Vornado Realty Trust	558	23,369
Welltower, Inc.	1,026	89,806
Weyerhaeuser Co.	1,664	59,904
		2,395,475
Total Common Stocks (Cost $3,543,014)		4,233,104
Short-Term Investments 0.4%
Investment Companies 0.4%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(b) (Cost $16,017)	16,017	16,017
Total Investments 100.7% (Cost $3,559,031)		4,249,121
Liabilities Less Other Assets (0.7)%		(31,438)
Net Assets 100.0%		$4,217,683

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2021 amounted to $60,950, which represents 1.4% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2021.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (cont'd)

POSITIONS BY SECTOR

Sector	Investments at Value	Percentage of Net Assets
Specialty REITs	$1,494,884	35.4%
Industrial & Office REITs	861,450	20.4%
Real Estate Holding & Development	710,554	16.9%
Residential REITs	625,687	14.8%
Retail REITs	366,235	8.7%
Diversified REITs	113,900	2.7%
Hotel & Lodging REITs	60,394	1.4%
Short-Term Investments and Other Liabilities—Net	(15,421)	(0.3)%
	$4,217,683	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$4,233,104	$—	$—	$4,233,104
Short-Term Investments	—	16,017	—	16,017
Total Investments	$4,233,104	$16,017	$—	$4,249,121

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 95.6%
Banks 5.6%
China Merchants Bank Co. Ltd., H Shares	443,000	$3,659,651
Beverages 2.2%
China Resources Beer Holdings Co. Ltd.	176,000	1,448,290
Biotechnology 1.6%
Akeso, Inc.*(a)	203,000	1,049,264
Chemicals 12.7%
Jiangsu Eastern Shenghong Co. Ltd. Class A	790,000	3,957,823
Wanhua Chemical Group Co. Ltd. Class A	123,000	2,030,588
Zhejiang Satellite Petrochemical Co. Ltd. Class A	345,618	2,241,127
		8,229,538
Construction Materials 4.5%
China National Building Material Co. Ltd., H Shares	2,116,000	2,894,810
Containers & Packaging 5.1%
Yunnan Energy New Material Co. Ltd. Class A	76,100	3,325,077
Electrical Equipment 2.6%
Eve Energy Co. Ltd. Class A	49,000	773,301
JL Mag Rare-Earth Co. Ltd. Class A	152,000	929,893
		1,703,194
	Number of Shares	Value
Electronic Equipment, Instruments & Components 1.4%
Sunny Optical Technology Group Co. Ltd.	30,000	$907,238
Food Products 4.2%
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	516,000	2,715,243
Household Durables 11.2%
Gree Electric Appliances, Inc. of Zhuhai Class A	516,000	3,281,285
Haier Smart Home Co. Ltd., H Shares	737,000	2,776,501
Midea Group Co. Ltd. Class A	122,813	1,254,125
		7,311,911
Insurance 4.8%
China Pacific Insurance Group Co. Ltd., H Shares	835,000	2,351,221
Ping An Insurance Group Co. of China Ltd., H Shares	101,000	784,370
		3,135,591
Interactive Media & Services 5.9%
Tencent Holdings Ltd.	62,500	3,866,949
Internet & Direct Marketing Retail 9.7%
Alibaba Group Holding Ltd.*	197,000	4,192,055
JD.com, Inc., Class A*	54,000	2,127,381
		6,319,436
	Number of Shares	Value
Machinery 5.9%
Weichai Power Co. Ltd., H Shares	786,000	$1,982,825
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	1,510,050	1,841,068
		3,823,893
Pharmaceuticals 8.5%
CanSino Biologics, Inc., H Shares*(a)	63,800	2,521,664
CSPC Pharmaceutical Group Ltd.	2,352,000	2,984,814
		5,506,478
Real Estate Management & Development 2.8%
China Resources Land Ltd.	490,000	1,823,927
Road & Rail 1.5%
Full Truck Alliance Co. Ltd. ADR*	61,534	989,467
Specialty Retail 4.4%
China Yongda Automobiles Services Holdings Ltd.	1,704,000	2,856,998
Textiles, Apparel & Luxury Goods 1.0%
Shenzhou International Group Holdings Ltd.	30,000	654,199
Total Investments 95.6% (Cost $57,030,739)		62,221,154
Other Assets Less Liabilities 4.4%		2,836,923
Net Assets 100.0%		$65,058,077

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2021 amounted to $3,570,928, which represents 5.5% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$62,221,154	$—	$—	$62,221,154
Total Investments	$62,221,154	$—	$—	$62,221,154

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 97.0%
Aerospace & Defense 1.0%
L3Harris Technologies, Inc.	90,568	$21,103,250
Air Freight & Logistics 0.3%
FedEx Corp.	19,765	5,251,363
Automobiles 0.4%
Lucid Group, Inc.*(a)(b)(l)	466,667	9,291,340
Banks 0.9%
Citigroup, Inc.	266,066	19,132,806
Beverages 1.9%
Keurig Dr Pepper, Inc.	1,089,757	38,871,632
Capital Markets 7.4%
Apollo Global Management, Inc.(c)	492,829	29,461,318
BlackRock, Inc.	22,738	21,448,528
Blackstone, Inc. Class A	145,610	18,307,545
Brookfield Asset Management, Inc. Class A	604,775	33,595,251
CME Group, Inc.	146,000	29,451,120
Tradeweb Markets, Inc. Class A	249,302	21,691,767
		153,955,529
Chemicals 2.6%
Air Products & Chemicals, Inc.	57,700	15,550,727
Ashland Global Holdings, Inc.	428,000	38,995,080
		54,545,807
Commercial Services & Supplies 5.0%
LegalZoom.com, Inc.*(a)(l)	2,176,736	70,591,548
Waste Management, Inc.	215,900	33,488,249
		104,079,797
Diversified Consumer Services 0.1%
European Wax Center, Inc.*	77,800	1,894,430
Electric Utilities 1.4%
NextEra Energy, Inc.	354,995	29,816,030
Electronic Equipment, Instruments & Components 2.9%
CDW Corp.	197,480	39,616,463
TE Connectivity Ltd.	140,000	21,030,800
		60,647,263
	Number of Shares	Value
Entertainment 2.0%
Activision Blizzard, Inc.	345,376	$28,448,621
Spotify Technology SA*	58,655	13,745,213
		42,193,834
Equity Real Estate Investment Trusts 1.3%
SBA Communications Corp.	77,000	27,640,690
Food & Staples Retailing 2.2%
Costco Wholesale Corp.	45,884	20,899,703
Walmart, Inc.	166,575	24,669,758
		45,569,461
Food Products 1.2%
Lamb Weston Holdings, Inc.	267,164	17,405,734
Mondelez International, Inc. Class A	127,840	7,935,029
		25,340,763
Health Care Equipment & Supplies 1.9%
Medtronic PLC	292,000	38,976,160
Health Care Providers & Services 2.8%
Humana, Inc.	44,623	18,091,057
UnitedHealth Group, Inc.	96,370	40,115,940
		58,206,997
Hotels, Restaurants & Leisure 3.5%
Expedia Group, Inc.*	164,000	23,698,000
McDonald's Corp.	210,000	49,866,600
		73,564,600
Interactive Media & Services 7.8%
Alphabet, Inc. Class A*	39,010	112,892,989
Facebook, Inc. Class A*	132,450	50,248,881
		163,141,870
Internet & Direct Marketing Retail 5.0%
Amazon.com, Inc.*	21,807	75,687,518
Chewy, Inc. Class A*	333,984	29,430,670
		105,118,188
IT Services 3.5%
Fidelity National Information Services, Inc.(d)	91,360	11,673,067
Visa, Inc. Class A	126,335	28,943,349
	Number of Shares	Value
WEX, Inc.*	172,586	$31,681,612
		72,298,028
Life Sciences Tools & Services 2.1%
Thermo Fisher Scientific, Inc.	79,715	44,237,839
Oil, Gas & Consumable Fuels 0.1%
Venture Global LNG, Inc. Ser. C*(a)(e)(l)	329	2,277,338
Pharmaceuticals 1.2%
Johnson & Johnson	143,890	24,911,676
Professional Services 5.6%
Dun & Bradstreet Holdings, Inc.*	1,430,550	26,221,981
Equifax, Inc.	143,439	39,052,702
IHS Markit Ltd.	434,646	52,418,308
		117,692,991
Road & Rail 1.6%
Uber Technologies, Inc.*(d)	211,270	8,269,108
Union Pacific Corp.	114,690	24,869,379
		33,138,487
Software 21.0%
Adobe, Inc.*	78,673	52,215,270
Anaplan, Inc.*	463,073	27,775,118
Atlassian Corp. PLC Class A*	84,944	31,179,545
AvidXchange, Inc.*(a)(e)(l)	48,968	3,630,047
DoubleVerify Holdings, Inc.*(c)	129,505	4,704,917
DoubleVerify Holdings, Inc.*(a)(l)	58,101	2,040,507
Duck Creek Technologies, Inc.*	651,327	30,371,378
Intuit, Inc.(d)	22,135	12,530,845
Microsoft Corp.(f)	349,367	105,466,910
Paycor HCM, Inc.*	192,679	7,119,489
Paycor HCM, Inc.*(a)(l)	971,309	33,393,603
Riskified Ltd. Class A*	24,162	779,224
salesforce.com, Inc.*	191,984	50,927,596
ServiceNow, Inc.*	67,690	43,567,992
Workday, Inc. Class A*	122,390	33,432,052
		439,134,493
Specialty Retail 5.5%
Fanatics Holdings, Inc. Class A*(a)(e)(l)	1,392,147	65,946,003
Home Depot, Inc.	107,320	35,005,638
TJX Cos., Inc.	208,622	15,170,992
		116,122,633

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

	Number of Shares	Value
Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	524,135	$79,579,417
Textiles, Apparel & Luxury Goods 1.0%
NIKE, Inc. Class B	129,416	21,319,992
Total Common Stocks (Cost $1,058,842,243)		2,029,054,704
Preferred Stocks 1.7%
Hotels, Restaurants & Leisure 0.5%
Sweetgreen, Inc. Ser. D*(a)(e)(l)	626,667	8,585,338
Sweetgreen, Inc. Ser. I*(a)(e)(l)	59,031	1,009,430
Sweetgreen, Inc. Ser. J*(a)(e)(l)	51,075	873,383
		10,468,151
IT Services 0.3%
Druva, Inc. Ser. 4*(a)(e)(l)	287,787	2,697,370
Druva, Inc. Ser. 5*(a)(e)(l)	461,441	4,324,994
		7,022,364
Software 0.9%
AvidXchange, Inc. Ser. F*(a)(e)(l)	195,872	14,520,187
Signifyd, Inc. Ser. A*(a)(e)(l)	39,343	1,213,732
	Number of Shares	Value
Signifyd, Inc. Ser. Seed*(a)(e)(l)	90,310	$2,786,063
		18,519,982
Total Preferred Stocks (Cost $28,827,683)		36,010,497
	Number of Units
Master Limited Partnerships and Limited Partnerships 0.4%
Oil, Gas & Consumable Fuels 0.4%
Enterprise Products Partners L.P. (Cost $8,708,485)	358,933	7,989,849
	Number of Shares
Warrants 0.0%(g)
Food Products 0.0%(g)
Whole Earth Brands, Inc. Expires 6/25/2025*	142,005	230,048
Hotels, Restaurants & Leisure 0.0%(g)
Sweetgreen, Inc. Ser. J Expires 1/21/2026*(a)(e)(l)	1	—
Total Warrants (Cost $204,203)		230,048
Total Options Purchased(h) 0.0%(g) (Cost $582,263)		299,612
	Number of Shares	Value
Short-Term Investments 1.1%
Investment Companies 1.1%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(d)(i)	18,947,106	$18,947,106
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(i)(j)	4,002,321	4,002,321
Total Short-Term Investments (Cost $22,949,427)		22,949,427
Total Investments 100.2% (Cost $1,120,114,304)		2,096,534,137
Liabilities Less Other Assets (0.2)%(k)		(4,539,315)
Net Assets 100.0%		$2,091,994,822

*  Non-income producing security.

(a)  Security fair valued as of August 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2021 amounted to $223,180,883, which represents 10.7% of net assets of the Fund.

(b)  Security acquired via a PIPE transaction.

(c)  All or a portion of this security is on loan at August 31, 2021. Total value of all such securities at August 31, 2021 amounted to $3,974,445 for the Fund (see Note A of Notes to Financial Statements).

(d)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $48,023,557.

(e)  Value determined using significant unobservable inputs.

(f)  All or a portion of the security is pledged as collateral for options written.

(g)  Represents less than 0.05% of net assets of the Fund.

(h)  See "Purchased option contracts" under Derivative Instruments.

(i)  Represents 7-day effective yield as of August 31, 2021.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

(j)  Represents investment of cash collateral received from securities lending.

(k)  Includes the impact of the Fund's open positions in derivatives at August 31, 2021.

(l)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale. At August 31, 2021, these securities amounted to $223,180,883, which represents 10.7% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 8/31/2021	Fair Value Percentage of Net Assets as of 8/31/2021
AvidXchange, Inc.	4/7/2020	$2,400,020	0.1%	$3,630,047	0.2%
AvidXchange, Inc. (Ser. F Preferred Shares)	4/7/2020	9,600,079	0.6%	14,520,187	0.7%
DoubleVerify Holdings, Inc.	11/8/2020	999,999	0.0%	2,040,507	0.1%
Druva, Inc. (Ser. 4 Preference Shares)	6/14/2019	1,500,003	0.1%	2,697,370	0.1%
Druva, Inc. (Ser. 5 Preference Shares)	4/1/2021	4,325,000	0.2%	4,324,994	0.2%
Fanatics Holdings, Inc. Class A	8/13/2020	23,499,997	1.6%	65,946,003	3.2%
	4/29/2021	1,150,013	0.1%
LegalZoom.com, Inc.	8/22/2018	21,437,584	1.3%	70,591,548	3.4%
Lucid Group, Inc.	7/23/2021	7,000,005	0.3%	9,291,340	0.4%
Paycor HCM, Inc.	1/19/2021	22,400,000	1.3%	33,393,603	1.6%
Signifyd, Inc. (Ser. A Preferred Shares)	5/27/2021	1,213,732	0.1%	1,213,732	0.1%
Signifyd, Inc. (Ser. Seed Preferred Shares)	5/27/2021	2,786,063	0.1%	2,786,063	0.1%
Sweetgreen, Inc. (Ser. D Preferred Shares)	11/30/2018	7,520,004	0.4%	8,585,338	0.4%
Sweetgreen, Inc. (Ser. I Preferred Shares)	9/13/2019	1,009,430	0.1%	1,009,430	0.1%
Sweetgreen, Inc. (Ser. J Preferred Shares)	1/21/2021	873,383	0.1%	873,383	0.0%
Sweetgreen, Inc. (Ser. J Warrants)	1/21/2021	—	0.0%	—	0.0%
Venture Global LNG, Inc. Ser. C	11/21/2018	2,303,000	0.1%	2,277,338	0.1%
Total		$110,018,312	6.5%	$223,180,883	10.7%

Derivative Instruments

Purchased option contracts ("options purchased")

At August 31, 2021, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Capital Markets
Apollo Global Management, Inc.	1,195	$7,143,710	$65	1/21/2022	$262,900
IT Services
WEX, Inc.	267	4,901,319	220	11/19/2021	36,712
Total options purchased (cost $582,263)					$299,612

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

Written option contracts ("options written")

At August 31, 2021, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Capital Markets
Apollo Global Management, Inc.	1,195	$(7,143,710)	$50	1/21/2022	$(125,475)
Internet & Direct Marketing Retail
Chewy, Inc.	831	(7,322,772)	65	10/15/2021	(45,705)
IT Services
WEX, Inc.	267	(4,901,319)	180	11/19/2021	(254,985)
Total options written (premium received $914,394)					$(426,165)

For the year ended August 31, 2021, average market value for the months where the Fund had options purchased and options written outstanding was $873,498 and $(670,598), respectively. At August 31, 2021, the Fund had securities pledged in the amount of $12,075,200 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Automobiles	$—	$9,291,340	$—	$9,291,340
Commercial Services & Supplies	33,488,249	70,591,548	—	104,079,797
Oil, Gas & Consumable Fuels	—	—	2,277,338	2,277,338
Software	400,070,336	35,434,110	3,630,047	439,134,493
Specialty Retail	50,176,630	—	65,946,003	116,122,633
Other Common Stocks(a)	1,358,149,103	—	—	1,358,149,103
Total Common Stocks	1,841,884,318	115,316,998	71,853,388	2,029,054,704
Preferred Stocks(a)	—	—	36,010,497	36,010,497
Master Limited Partnerships and Limited Partnerships(a)	7,989,849	—	—	7,989,849
Warrants(a)	230,048	—	—	230,048
Options Purchased(b)	299,612	—	—	299,612
Short-Term Investments	—	22,949,427	—	22,949,427
Total Investments	$1,850,403,827	$138,266,425	$107,863,885	$2,096,534,137

(a)  The Schedule of Investments provides information on the industry or sector categorization.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2021
Investments in Securities:
(000's omitted)
Common Stocks(d)	$26,050	$—	$—	$42,591	$24,650	$—	$—	$(21,438)	$71,853	$42,591
Preferred Stocks(d)	44,276	—	—	6,036	9,198	(23,500)	—	—	36,010	6,036
Warrants(d)	—	—	—	—	—	—	—	—	—	—
Total	$70,326	$—	$—	$48,627	$33,848	$(23,500)	$—	$(21,438)	$107,863	$48,627

(d)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 8/31/2021	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(f)	Impact to valuation from increase in input(g)
Common Stocks	$65,946,003	Market Approach	Transaction Price	$47.37	$47.37	Increase
Common Stocks	2,277,338	Market Approach	Enterprise value/EBITDA multiple(e) (EV/EBITDA)	11.0x	11.0x	Increase
Common Stocks	3,630,047	Market Approach	Enterprise value/Revenue multiple(e) (EV/Revenue)	15.0x	15.0x	Increase
Preferred Stocks	23,105,525	Market Approach	Enterprise value/Revenue multiple(e) (EV/Revenue)	5.0x - 15.0x	11.3x	Increase
Preferred Stocks	12,904,972	Market Approach	Transaction Price	$9.37 - $30.85	$17.16	Increase
Warrants	—	Market Approach	Transaction Price	$0.00	$0.00	Increase

(e)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(f)  The weighted averages disclosed in the table above were weighted by relative fair value.

(g)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2021:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(426,165)	$—	$—	$(426,165)
Total	$(426,165)	$—	$—	$(426,165)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Integrated Large Cap Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 98.4%
Air Freight & Logistics 0.5%
FedEx Corp.	80	$21,255
Auto Components 0.3%
Gentex Corp.	441	13,583
Automobiles 0.8%
General Motors Co.*	758	37,150
Banks 2.8%
Bank OZK	633	26,858
JPMorgan Chase & Co.	640	102,368
		129,226
Beverages 1.8%
Constellation Brands, Inc. Class A	84	17,736
Keurig Dr Pepper, Inc.	1,201	42,839
Monster Beverage Corp.*	210	20,490
		81,065
Biotechnology 0.8%
Regeneron Pharmaceuticals, Inc.*	58	39,057
Building Products 1.6%
Johnson Controls International PLC	961	71,883
Capital Markets 3.5%
Blackstone Group, Inc.	348	43,754
Morgan Stanley	704	73,519
S&P Global, Inc.	51	22,635
Tradeweb Markets, Inc. Class A	239	20,795
		160,703
Chemicals 0.8%
Air Products & Chemicals, Inc.	131	35,306
Communications Equipment 2.3%
Cisco Systems, Inc.	880	51,937
Motorola Solutions, Inc.	222	54,217
		106,154
Containers & Packaging 0.4%
Packaging Corp. of America	135	20,480
Distributors 1.4%
LKQ Corp.*	1,230	64,809
Diversified Financial Services 1.6%
Berkshire Hathaway, Inc. Class B*	256	73,157
Diversified Telecommunication Services 0.8%
Verizon Communications, Inc.	662	36,410
	Number of Shares	Value
Electric Utilities 0.9%
Duke Energy Corp.	415	$43,434
Electrical Equipment 2.6%
AMETEK, Inc.	281	38,208
Eaton Corp. PLC	204	34,345
Emerson Electric Co.	431	45,471
		118,024
Electronic Equipment, Instruments & Components 2.0%
Amphenol Corp. Class A	533	40,844
TE Connectivity Ltd.	217	32,598
Zebra Technologies Corp. Class A*	33	19,376
		92,818
Entertainment 0.7%
Activision Blizzard, Inc.	392	32,289
Equity Real Estate Investment Trusts 2.9%
American Homes 4 Rent Class A	809	33,929
Equity LifeStyle Properties, Inc.	271	23,054
Mid-America Apartment Communities, Inc.	124	23,854
Prologis, Inc.	398	53,595
		134,432
Health Care Equipment & Supplies 5.3%
Cooper Cos., Inc.	128	57,691
DexCom, Inc.*	51	27,000
Hill-Rom Holdings, Inc.	502	73,081
Medtronic PLC	623	83,158
		240,930
Health Care Providers & Services 1.3%
HCA Healthcare, Inc.	176	44,525
Humana, Inc.	39	15,811
		60,336
Health Care Technology 0.3%
Teladoc Health, Inc.*	85	12,276
Hotels, Restaurants & Leisure 2.3%
Booking Holdings, Inc.*	26	59,791
Marriott International, Inc. Class A*	355	47,975
		107,766
Household Durables 1.1%
Lennar Corp. Class A	488	52,367
Household Products 2.1%
Procter & Gamble Co.	667	94,974
	Number of Shares	Value
Insurance 2.8%
Aon PLC Class A	97	$27,825
Assurant, Inc.	279	47,461
Hartford Financial Services Group, Inc.	766	51,491
		126,777
Interactive Media & Services 5.3%
Alphabet, Inc. Class A*	84	243,092
Internet & Direct Marketing Retail 0.5%
eBay, Inc.	306	23,482
IT Services 2.4%
Fidelity National Information Services, Inc.	196	25,043
Visa, Inc. Class A	363	83,163
		108,206
Life Sciences Tools & Services 1.9%
Thermo Fisher Scientific, Inc.	153	84,907
Machinery 2.0%
Caterpillar, Inc.	152	32,052
Dover Corp.	354	61,724
		93,776
Media 2.5%
Altice USA, Inc. Class A*	715	19,620
Cable One, Inc.	9	18,896
Comcast Corp. Class A	1,280	77,670
		116,186
Metals & Mining 1.1%
BHP Group PLC ADR	313	19,606
Steel Dynamics, Inc.	492	33,205
		52,811
Multi-Utilities 1.1%
DTE Energy Co.	146	17,570
Public Service Enterprise Group, Inc.	499	31,906
		49,476
Oil, Gas & Consumable Fuels 2.6%
Cabot Oil & Gas Corp.	1,053	16,732
Cheniere Energy, Inc.*	527	46,092
EOG Resources, Inc.	848	57,257
		120,081
Personal Products 0.3%
Bellring Brands, Inc. Class A*	355	11,988

See Notes to Financial Statements

Schedule of Investments Integrated Large Cap Fund^ (cont'd)

	Number of Shares	Value
Pharmaceuticals 4.0%
Johnson & Johnson	546	$94,529
Novartis AG ADR	407	37,603
Zoetis, Inc.	247	50,526
		182,658
Real Estate Management & Development 0.6%
CBRE Group, Inc. Class A*	283	27,253
Road & Rail 1.0%
CSX Corp.	1,457	47,396
Semiconductors & Semiconductor Equipment 4.8%
Analog Devices, Inc.	226	36,827
ASML Holding NV	40	33,321
Lam Research Corp.	51	30,846
QUALCOMM, Inc.	310	45,474
Texas Instruments, Inc.	390	74,455
		220,923
Software 9.1%
Adobe, Inc.*	84	55,751
Intuit, Inc.	73	41,326
	Number of Shares	Value
Microsoft Corp.	937	$282,862
ServiceNow, Inc.*	55	35,400
		415,339
Specialty Retail 3.8%
Academy Sports & Outdoors, Inc.*	1,798	79,598
TJX Cos., Inc.	474	34,469
Ulta Beauty, Inc.*	153	59,258
		173,325
Technology Hardware, Storage & Peripherals 6.7%
Apple, Inc.	2,014	305,786
Textiles, Apparel & Luxury Goods 1.9%
NIKE, Inc. Class B	518	85,335
Tobacco 1.1%
Philip Morris International, Inc.	489	50,367
Trading Companies & Distributors 1.3%
United Rentals, Inc.*	164	57,835
	Number of Shares	Value
Wireless Telecommunication Services 0.7%
T-Mobile U.S., Inc.*	220	$30,144
Total Common Stocks (Cost $3,216,015)		4,507,027
Short-Term Investments 2.1%
Investment Companies 2.1%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(a) (Cost $93,976)	93,976	93,976
Total Investments 100.5% (Cost $3,309,991)		4,601,003
Liabilities Less Other Assets (0.5)%		(22,843)
Net Assets 100.0%		$4,578,160

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$4,507,027	$—	$—	$4,507,027
Short-Term Investments	—	93,976	—	93,976
Total Investments	$4,507,027	$93,976	$—	$4,601,003

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Equity Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 98.4%
Austria 1.5%
BAWAG Group AG*(a)	496,390	$29,833,138
Belgium 0.9%
KBC Group NV	217,407	18,313,222
Canada 1.1%
Softchoice Corp.*	806,542	21,415,731
China 3.3%
NXP Semi conductors NV	206,856	44,500,931
Shenzhou International Group Holdings Ltd.	893,500	19,484,227
		63,985,158
Finland 1.3%
Nordea Bank Abp	2,094,171	24,612,324
France 5.7%
Air Liquide SA	75,589	13,550,200
Arkema SA	103,283	13,707,343
Kering SA	24,414	19,429,291
Pernod- Ricard SA	157,885	33,173,935
Tele performance	71,220	31,484,437
		111,345,206
Germany 9.9%
adidas AG	83,828	29,738,526
Brenntag SE	311,210	31,395,898
Deutsche Boerse AG	51,721	8,922,268
Gerresheimer AG	233,330	24,781,630
QIAGEN NV*	426,590	23,812,254
SAP SE	26,084	3,925,602
SAP SE ADR	219,283	32,923,149
Scout24 AG(a)	293,925	24,710,108
Stabilus SA	169,618	13,338,417
		193,547,852
Hong Kong 4.3%
AIA Group Ltd.	1,548,200	18,502,876
HKBN Ltd.	9,036,300	10,503,205
Techtronic Industries Co. Ltd.	2,495,800	55,355,611
		84,361,692
	Number of Shares	Value
India 1.7%
Infosys Ltd. ADR	1,393,410	$33,191,026
Ireland 5.3%
CRH PLC	832,642	44,267,791
Kerry Group PLC Class A	213,773	31,349,641
Smurfit Kappa Group PLC	475,429	27,271,015
		102,888,447
Israel 1.7%
Check Point Software Technologies Ltd.*	268,503	33,732,032
Italy 1.1%
Nexi SpA*(a)	978,062	20,377,278
Japan 14.9%
Bridgestone Corp.	482,600	22,214,120
Daikin Industries Ltd.	108,300	26,977,789
Fujitsu Ltd.	93,000	17,160,387
Hoya Corp.	195,400	31,579,439
Nitori Holdings Co. Ltd.	52,900	9,895,760
Otsuka Corp.	376,300	19,496,523
Sanwa Holdings Corp.	2,076,400	27,593,481
SCSK Corp.	296,700	18,743,490
Sony Group Corp.	193,900	20,021,852
Subaru Corp.	733,900	13,585,305
TechnoPro Holdings, Inc.	963,700	25,849,918
Terumo Corp.	471,200	19,689,191
Tokio Marine Holdings, Inc.	365,200	17,849,206
Toyota Motor Corp.	234,000	20,402,018
		291,058,479
Netherlands 6.5%
AerCap Holdings NV*	328,667	17,725,011
ASML Holding NV	28,334	23,569,318
Heineken NV	321,511	35,191,169
Intertrust NV*(a)	370,775	5,752,597
Koninklijke DSM NV	75,084	15,980,148
Koninklijke Philips NV	613,811	28,294,537
		126,512,780
	Number of Shares	Value
Norway 1.3%
Elopak ASA*	3,682,444	$11,541,720
Sbanken ASA(a)	1,107,895	12,972,219
		24,513,939
Singapore 1.0%
DBS Group Holdings Ltd.	854,407	19,046,136
Sweden 2.6%
Assa Abloy AB Class B	1,043,251	33,342,638
Autoliv, Inc.	195,788	17,305,701
		50,648,339
Switzerland 10.3%
Julius Baer Group Ltd.	205,677	14,059,929
Lonza Group AG	28,803	24,376,003
Novartis AG	260,204	24,092,490
Partners Group Holding AG	9,135	16,200,098
Roche Holding AG	94,891	38,106,651
SGS SA	5,056	15,889,891
SIG Combibloc Group AG*	654,650	20,045,194
Sonova Holding AG	63,302	24,401,426
UBS Group AG	1,458,519	24,336,522
		201,508,204
United Kingdom 18.9%
Barratt Developments PLC	930,939	9,458,473
Bunzl PLC	1,230,829	44,606,535
Clinigen Group PLC	1,373,390	11,820,166
DCC PLC	390,510	33,179,971
Diageo PLC	473,734	22,756,885
Electro components PLC	1,268,493	18,556,030
Fevertree Drinks PLC	512,414	15,653,822
Ibstock PLC(a)	2,883,570	9,483,028
London Stock Exchange Group PLC	226,428	24,767,391
Prudential PLC	1,488,576	31,005,519
Reckitt Benckiser Group PLC	185,857	14,153,559
RELX PLC	1,167,202	35,015,161

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (cont'd)

	Number of Shares	Value
Savills PLC	561,403	$10,551,121
Smith & Nephew PLC	1,038,560	19,918,708
St. James's Place PLC	1,042,212	23,069,454
Unilever PLC	440,157	24,501,991
Weir Group PLC*	860,431	20,719,609
		369,217,423
United States 5.1%
Aon PLC Class A	95,915	27,514,177
Ferguson PLC	286,429	41,368,370
Schneider Electric SE	171,395	30,619,296
		99,501,843
Total Common Stocks (Cost $1,394,987,822)		1,919,610,249
	Number of Shares	Value
Short-Term Investments 1.1%
Investment Companies 1.1%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b) (Cost $20,914,582)	20,914,582	$20,914,582
Total Investments 99.5% (Cost $1,415,902,404)		1,940,524,831
Other Assets Less Liabilities 0.5%		9,091,744
Net Assets 100.0%		$1,949,616,575

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2021 amounted to $103,128,368, which represents 5.3% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2021.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Trading Companies & Distributors	$153,651,844	7.9%
Health Care Equipment & Supplies	123,883,301	6.4%
Professional Services	113,992,004	5.8%
Capital Markets	111,355,662	5.7%
IT Services	108,968,704	5.6%
Beverages	106,775,811	5.5%
Banks	104,777,039	5.4%
Insurance	94,871,778	4.9%
Machinery	89,413,637	4.6%
Building Products	87,913,908	4.5%
Life Sciences Tools & Services	84,790,053	4.3%
Software	70,580,783	3.6%
Textiles, Apparel & Luxury Goods	68,652,044	3.5%
Semiconductors & Semiconductor Equipment	68,070,249	3.5%
Pharmaceuticals	62,199,141	3.2%
Containers & Packaging	58,857,929	3.0%
Construction Materials	53,750,819	2.8%
Chemicals	43,237,691	2.2%
Auto Components	39,519,821	2.0%
Automobiles	33,987,323	1.7%
Industrial Conglomerates	33,179,971	1.7%
Food Products	31,349,641	1.6%
Electrical Equipment	30,619,296	1.6%
Household Durables	29,480,325	1.5%
Interactive Media & Services	24,710,108	1.3%
Personal Products	24,501,991	1.3%
Electronic Equipment, Instruments & Components	21,415,731	1.1%
Household Products	14,153,559	0.7%
Real Estate Management & Development	10,551,121	0.5%
Diversified Telecommunication Services	10,503,205	0.5%
Specialty Retail	9,895,760	0.5%
Short-Term Investments and Other Assets—Net	30,006,326	1.6%
	$1,949,616,575	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,919,610,249	$—	$—	$1,919,610,249
Short-Term Investments	—	20,914,582	—	20,914,582
Total Investments	$1,919,610,249	$20,914,582	$—	$1,940,524,831

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Select Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 98.8%
Austria 1.6%
BAWAG Group AG*(a)	44,202	$2,656,549
Belgium 0.8%
KBC Group NV	15,367	1,294,435
China 3.3%
NXP Semiconductors NV	17,780	3,825,011
Shenzhou International Group Holdings Ltd.	77,400	1,687,834
		5,512,845
Finland 1.3%
Nordea Bank Abp	181,092	2,128,334
France 5.7%
Air Liquide SA	6,459	1,157,850
Arkema SA	8,910	1,182,503
Kering SA	2,100	1,671,234
Pernod-Ricard SA	11,431	2,401,819
Teleperformance	7,037	3,110,868
		9,524,274
Germany 9.4%
adidas AG	7,233	2,565,954
Brenntag SE	27,084	2,732,324
Deutsche Boerse AG	6,247	1,077,655
Gerresheimer AG	24,191	2,569,290
QIAGEN NV*	22,369	1,248,637
SAP SE	3,044	458,117
SAP SE ADR	20,119	3,020,667
Scout24 AG(a)	25,291	2,126,200
		15,798,844
Hong Kong 4.5%
AIA Group Ltd.	181,900	2,173,927
Techtronic Industries Co. Ltd.	240,100	5,325,299
		7,499,226
India 1.9%
Infosys Ltd. ADR	132,067	3,145,836
Ireland 5.8%
CRH PLC	80,755	4,293,376
Kerry Group PLC Class A	18,450	2,705,678
Smurfit Kappa Group PLC	47,683	2,735,138
		9,734,192
	Number of Shares	Value
Israel 1.7%
Check Point Software Technologies Ltd.*	23,024	$2,892,505
Italy 1.1%
Nexi SpA*(a)	83,915	1,748,314
Japan 13.5%
Bridgestone Corp.	51,100	2,352,138
Daikin Industries Ltd.	8,000	1,992,819
Fujitsu Ltd.	8,000	1,476,162
Hoya Corp.	18,000	2,909,058
Nitori Holdings Co. Ltd.	4,500	841,794
Otsuka Corp.	32,500	1,683,861
Sanwa Holdings Corp.	142,200	1,889,710
SCSK Corp.	25,600	1,617,234
Sony Group Corp.	16,800	1,734,745
Subaru Corp.	63,400	1,173,605
Terumo Corp.	40,700	1,700,658
Tokio Marine Holdings, Inc.	31,500	1,539,567
Toyota Motor Corp.	20,200	1,761,200
		22,672,551
Netherlands 6.4%
AerCap Holdings NV*	28,408	1,532,043
ASML Holding NV	2,449	2,037,173
Heineken NV	27,302	2,988,356
Koninklijke DSM NV	6,494	1,382,120
Koninklijke Philips NV	62,016	2,858,720
		10,798,412
Singapore 1.2%
DBS Group Holdings Ltd.	92,372	2,059,124
Sweden 2.9%
Assa Abloy AB Class B	94,377	3,016,320
Autoliv, Inc.	21,270	1,880,055
		4,896,375
Switzerland 13.5%
Julius Baer Group Ltd.	28,522	1,949,743
Lonza Group AG	2,743	2,321,403
Novartis AG	28,522	2,640,874
Partners Group Holding AG	793	1,406,314
Roche Holding AG	11,880	4,770,811
	Number of Shares	Value
SGS SA	549	$1,725,386
SIG Combibloc Group AG*	85,452	2,616,515
Sonova Holding AG	6,826	2,631,262
UBS Group AG	151,280	2,524,224
		22,586,532
United Kingdom 18.6%
Barratt Developments PLC	120,245	1,221,706
Bunzl PLC	108,837	3,944,367
DCC PLC	39,307	3,339,748
Diageo PLC	40,937	1,966,502
Electro- components PLC	109,613	1,603,464
Fevertree Drinks PLC	44,170	1,349,357
London Stock Exchange Group PLC	19,531	2,136,361
Prudential PLC	136,649	2,846,259
Reckitt Benckiser Group PLC	16,058	1,222,864
RELX PLC	115,862	3,475,771
Rightmove PLC	78,281	754,879
Smith & Nephew PLC	70,001	1,342,560
St. James's Place PLC	76,181	1,686,273
Unilever PLC	38,063	2,118,833
Weir Group PLC*	92,565	2,229,012
		31,237,956
United States 5.6%
Aon PLC Class A	8,999	2,581,453
Ferguson PLC	26,288	3,796,723
Schneider Electric SE	17,212	3,074,882
		9,453,058
Total Common Stocks (Cost $114,996,599)		165,639,362

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (cont'd)

	Number of Shares	Value
Short-Term Investments 0.8%
Investment Companies 0.8%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b) (Cost $1,413,405)	1,413,405	$1,413,405
Number of Shares	Value
Total Investments 99.6% (Cost $116,410,004)	$167,052,767
Other Assets Less Liabilities 0.4%	612,569
Net Assets 100.0%	$167,665,336

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2021 amounted to $6,531,063, which represents 3.9% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2021.

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Trading Companies & Distributors	$13,608,921	8.1%
Health Care Equipment & Supplies	11,442,258	6.8%
Capital Markets	10,780,570	6.4%
IT Services	9,671,407	5.8%
Insurance	9,141,206	5.4%
Beverages	8,706,034	5.2%
Professional Services	8,312,025	5.0%
Banks	8,138,442	4.9%
Machinery	7,554,311	4.5%
Pharmaceuticals	7,411,685	4.4%
Building Products	6,898,849	4.1%
Software	6,371,289	3.8%
Life Sciences Tools & Services	6,139,330	3.7%
Textiles, Apparel & Luxury Goods	5,925,022	3.5%
Semiconductors & Semiconductor Equipment	5,862,184	3.5%
Containers & Packaging	5,351,653	3.2%
Construction Materials	4,293,376	2.6%
Auto Components	4,232,193	2.5%
Chemicals	3,722,473	2.2%
Industrial Conglomerates	3,339,748	2.0%
Electrical Equipment	3,074,882	1.8%
Household Durables	2,956,451	1.8%
Automobiles	2,934,805	1.8%
Interactive Media & Services	2,881,079	1.7%
Food Products	2,705,678	1.6%
Personal Products	2,118,833	1.3%
Household Products	1,222,864	0.7%
Specialty Retail	841,794	0.5%
Short-Term Investments and Other Assets—Net	2,025,974	1.2%
	$167,665,336	100.0%

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$165,639,362	$—	$—	$165,639,362
Short-Term Investments	—	1,413,405	—	1,413,405
Total Investments	$165,639,362	$1,413,405	$—	$167,052,767

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 98.4%
Australia 3.9%
ARB Corp. Ltd.	1,304	$49,424
Corporate Travel Management Ltd.*	1,941	32,162
Hansen Technologies Ltd.	6,724	30,202
Steadfast Group Ltd.	10,333	37,720
		149,508
Austria 0.3%
Schoeller-Bleckmann Oilfield Equipment AG*	260	9,732
Belgium 1.2%
Shurgard Self Storage SA	774	46,335
Canada 5.4%
Colliers International Group, Inc.	464	64,618
Descartes Systems Group, Inc.*	429	33,632
Enghouse Systems Ltd.	596	28,830
Kinaxis, Inc.*	228	36,989
Softchoice Corp.*	1,600	42,484
		206,553
Denmark 2.4%
Chemometec A/S	220	34,861
Schouw & Co. A/S	311	33,726
SimCorp A/S	170	23,180
		91,767
Finland 1.0%
Kemira OYJ	2,187	36,901
France 7.0%
Chargeurs SA	642	17,814
Esker SA	98	33,094
Interparfums SA	821	58,358
Lectra	968	40,518
Lumibird*	1,201	23,398
Sopra Steria Group	177	36,030
Tikehau Capital SCA	836	24,925
Virbac SA	80	33,817
		267,954
Germany 4.3%
Dermapharm Holding SE	314	29,141
Jenoptik AG	1,206	43,546
Nexus AG	343	28,350
Stabilus SA	427	33,578
Washtec AG	427	29,999
		164,614
	Number of Shares	Value
Ireland 1.3%
Uniphar PLC	10,936	$51,263
Italy 2.0%
Carel Industries SpA(a)	2,006	57,675
GVS SpA(a)	1,050	20,060
		77,735
Japan 19.7%
Aeon Delight Co. Ltd.	1,050	33,977
Amano Corp.	1,400	35,555
Ariake Japan Co. Ltd.	500	28,314
Azbil Corp.	900	39,063
CKD Corp.	700	14,679
EM Systems Co. Ltd.	1,200	8,835
Idec Corp.	1,300	26,989
Kito Corp.	1,500	22,647
Konishi Co. Ltd.	1,400	21,353
Nagaileben Co. Ltd.(b)	800	18,572
Nakanishi, Inc.	1,200	27,138
Nichias Corp.	1,300	34,493
Nihon Parkerizing Co. Ltd.	3,500	36,554
Nohmi Bosai Ltd.	1,700	33,006
NS Solutions Corp.	800	27,124
Okamoto Industries, Inc.	600	22,742
Optex Group Co. Ltd.	900	12,042
Prestige International, Inc.	4,600	31,568
Relo Group, Inc.	1,500	33,623
Shinnihonseiyaku Co. Ltd.(b)	1,200	20,474
SHO-BOND Holdings Co. Ltd.	900	40,454
Shoei Co. Ltd.	1,400	61,464
Software Service, Inc.	100	7,926
Sun Frontier Fudousan Co. Ltd.	3,100	32,236
Tanseisha Co. Ltd.	2,900	23,144
TKC Corp.	1,100	37,645
Yellow Hat Ltd.	1,300	23,019
		754,636
Jersey 1.1%
Sanne Group PLC	3,345	42,770
Korea 3.6%
CJ ENM Co. Ltd.	161	21,259
Dentium Co. Ltd.	393	29,523
Innocean Worldwide, Inc.	399	20,131
Kyung Dong Navien Co. Ltd.	466	27,009
	Number of Shares	Value
NICE Information Service Co. Ltd.	1,242	$22,709
Vitzrocell Co. Ltd.	1,357	18,551
		139,182
Netherlands 1.7%
Corbion NV	883	47,459
Intertrust NV*(a)	1,268	19,673
		67,132
Norway 2.6%
Borregaard ASA	2,040	53,380
Elopak ASA*	8,581	26,895
Pexip Holding ASA*	608	4,720
Sbanken ASA(a)	1,234	14,449
		99,444
Singapore 1.0%
Haw Par Corp. Ltd.	3,800	36,857
Spain 2.3%
Applus Services SA	3,519	34,300
Befesa SA(a)	641	51,996
		86,296
Sweden 7.8%
Biotage AB	1,225	34,211
Cellavision AB	630	33,437
Cloetta AB, B Shares	10,979	37,964
Dustin Group AB(a)(b)	4,190	47,681
Sweco AB	3,015	52,862
Thule Group AB(a)	1,070	58,401
Xvivo Perfusion AB*	667	34,164
		298,720
Switzerland 10.9%
Belimo Holding AG	100	52,143
Bossard Holding AG Class A	126	42,378
Inficon Holding AG	36	45,209
Interroll Holding AG	13	57,778
Kardex Holding AG	127	34,047
Komax Holding AG*	153	43,273
Medacta Group SA*(a)	189	29,513
Medartis Holding AG*(a)	303	41,889
Tecan Group AG	57	34,763
VZ Holding AG	401	38,097
		419,090
Taiwan 0.3%
Bioteque Corp.	3,000	11,258
United Arab Emirates 0.4%
Network International Holdings PLC*(a)	2,796	15,038

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (cont'd)

	Number of Shares	Value
United Kingdom 18.2%
Biffa PLC*(a)	9,482	$50,972
Big Yellow Group PLC	2,045	42,877
Clinigen Group PLC	2,713	23,350
Coats Group PLC	38,510	40,397
Craneware PLC	748	24,681
Dechra Pharmaceuticals PLC	449	32,347
Diploma PLC	1,403	59,141
Future PLC	1,197	63,359
Games Workshop Group PLC	308	48,994
GB Group PLC	2,012	24,868
Genus PLC	372	30,354
Ideagen PLC	6,488	28,009
Johnson Service Group PLC*	14,514	29,493
Learning Technologies Group PLC	10,503	33,039
On the Beach Group PLC*(a)	5,226	25,327
OSB Group PLC	5,307	37,175
Restore PLC*	4,923	31,811
Sensyne Health PLC*	8,002	16,337
Stock Spirits Group PLC	3,224	17,420
Victrex PLC	990	36,069
		696,020
Total Common Stocks (Cost $2,737,282)		3,768,805
	Number of Shares	Value
Short-Term Investments 3.8%
Investment Companies 3.8%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(c)	72,056	$72,056
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(c)(d)	71,387	71,387
Total Short-Term Investments (Cost $143,443)		143,443
Total Investments 102.2% (Cost $2,880,725)		3,912,248
Liabilities Less Other Assets (2.2)%		(82,247)
Net Assets 100.0%		$3,830,001

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2021 amounted to $432,674, which represents 11.3% of net assets of the Fund.

(b)  The Security or a portion of this security is on loan at August 31, 2021. Total value of all such securities at August 31, 2021 amounted to $69,057 for the Fund (see Note A of Notes to Financial Statements).

(c)  Represents 7-day effective yield as of August 31, 2021.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Software	$317,081	8.3%
Electronic Equipment, Instruments & Components	274,303	7.2%
Chemicals	254,458	6.6%
Health Care Equipment & Supplies	245,554	6.4%
Machinery	236,001	6.2%
Commercial Services & Supplies	229,817	6.0%
Real Estate Management & Development	176,812	4.6%
Building Products	171,320	4.5%
Pharmaceuticals	132,162	3.5%
Life Sciences Tools & Services	127,185	3.3%
IT Services	115,837	3.0%
Auto Components	110,888	2.9%
Leisure Products	107,395	2.8%
Capital Markets	105,792	2.7%
Trading Companies & Distributors	101,519	2.6%
Food Products	100,004	2.6%
Professional Services	99,826	2.6%
Construction & Engineering	93,316	2.5%
Health Care Technology	86,129	2.2%
Media	83,490	2.2%
Personal Products	78,832	2.0%
Internet & Direct Marketing Retail	68,940	1.8%
Textiles, Apparel & Luxury Goods	58,211	1.5%
Hotels, Restaurants & Leisure	57,489	1.5%
Health Care Providers & Services	51,263	1.3%
Electrical Equipment	45,540	1.2%
Equity Real Estate Investment Trusts	42,877	1.1%
Insurance	37,720	1.0%
Thrifts & Mortgage Finance	37,175	1.0%
Biotechnology	30,354	0.8%
Containers & Packaging	26,895	0.7%
Specialty Retail	23,019	0.6%
Beverages	17,420	0.5%
Banks	14,449	0.4%
Energy Equipment & Services	9,732	0.3%
Short-Term Investments and Other Liabilities—Net	61,196	1.6%
	$3,830,001	100.0%

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$3,768,805	$—	$—	$3,768,805
Short-Term Investments	—	143,443	—	143,443
Total Investments	$3,768,805	$143,443	$—	$3,912,248

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 91.5%
Aerospace & Defense 1.0%
Mercury Systems, Inc.*	68,774	$3,464,834
PAE, Inc.*	403,145	2,697,040
Spirit AeroSystems Holdings, Inc. Class A	120,241	4,718,257
		10,880,131
Banks 5.3%
BankUnited, Inc.	380,120	15,976,443
Comerica, Inc.	188,369	13,922,353
Huntington Bancshares, Inc.	982,754	15,262,170
Texas Capital Bancshares, Inc.*	217,919	14,816,313
		59,977,279
Biotechnology 0.7%
Emergent BioSolutions, Inc.*	123,904	7,815,864
Building Products 2.7%
Resideo Technologies, Inc.*	957,126	30,857,742
Capital Markets 0.0%(a)
Alimco Financial Corp.*	6,282	31,410
Commercial Services & Supplies 5.0%
Clean Harbors, Inc.*	94,059	9,652,335
Covanta Holding Corp.	661,568	13,264,438
Harsco Corp.*	747,364	13,631,919
KAR Auction Services, Inc.*	308,848	5,222,620
Stericycle, Inc.*	218,309	15,194,306
		56,965,618
Communications Equipment 5.4%
Ciena Corp.*	401,229	22,922,213
EMCORE Corp.*	534,764	4,000,035
Infinera Corp.*	675,220	5,719,114
Radware Ltd.*	91,215	3,126,850
Ribbon Communications, Inc.*	756,949	4,942,877
Viasat, Inc.*	243,469	12,572,739
Viavi Solutions, Inc.*	521,087	8,488,507
		61,772,335
	Number of Shares	Value
Construction & Engineering 0.6%
Valmont Industries, Inc.	29,428	$7,323,452
Containers & Packaging 5.3%
Avery Dennison Corp.	114,713	25,855,163
Crown Holdings, Inc.	306,894	33,693,892
		59,549,055
Electrical Equipment 1.5%
Babcock & Wilcox Enterprises, Inc.*	1,621,470	11,836,731
Bloom Energy Corp. Class A*	223,865	4,795,188
		16,631,919
Electronic Equipment, Instruments & Components 3.2%
II-VI, Inc.*	80,196	5,050,744
Itron, Inc.*	172,978	14,531,882
OSI Systems, Inc.*	70,678	6,992,881
Teledyne Technologies, Inc.*	22,024	10,205,481
		36,780,988
Energy Equipment & Services 1.0%
Dril-Quip, Inc.*	138,922	3,375,804
ION Geophysical Corp.*	113,920	146,957
Oil States International, Inc.*	642,701	3,766,228
Patterson-UTI Energy, Inc.	210,390	1,632,626
TETRA Technologies, Inc.*	583,749	1,891,347
		10,812,962
Food Products 1.5%
Hain Celestial Group, Inc.*	233,163	8,722,628
TreeHouse Foods, Inc.*	219,855	8,237,967
		16,960,595
Health Care Equipment & Supplies 5.2%
Accuray, Inc.*	1,328,375	5,406,486
AtriCure, Inc.*	141,157	10,391,978
Avanos Medical, Inc.*	223,336	7,370,088
Cardiovascular Systems, Inc.*	95,180	3,406,492
	Number of Shares	Value
CytoSorbents Corp.*	370,927	$3,549,772
Haemonetics Corp.*	136,076	8,538,769
Intersect ENT, Inc.*	244,647	6,656,845
OraSure Technologies, Inc.*	520,812	5,702,892
Varex Imaging Corp.*	263,766	7,694,054
		58,717,376
Health Care Providers & Services 3.5%
Acadia Healthcare Co., Inc.*	267,045	17,657,015
MEDNAX, Inc.*	83,982	2,696,662
Molina Healthcare, Inc.*	48,453	13,022,713
Patterson Cos., Inc.	194,851	5,970,235
		39,346,625
Hotels, Restaurants & Leisure 2.2%
International Game Technology PLC*	901,205	19,366,895
SeaWorld Entertainment, Inc.*	121,425	5,972,896
		25,339,791
Household Durables 1.3%
Tempur Sealy International, Inc.	335,920	15,015,624
Independent Power and Renewable Electricity Producers 2.7%
Ormat Technologies, Inc.	267,837	19,051,246
Vistra Corp.	600,214	11,458,085
		30,509,331
IT Services 4.8%
Alliance Data Systems Corp.	89,487	8,779,570
Conduent, Inc.*	2,955,645	21,576,208
Unisys Corp.*	972,108	23,534,735
		53,890,513

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (cont'd)

	Number of Shares	Value
Life Sciences Tools & Services 2.8%
Charles River Laboratories International, Inc.*	53,391	$23,698,129
Fluidigm Corp.*	1,081,516	7,797,731
		31,495,860
Machinery 1.6%
Enerpac Tool Group Corp.	229,919	5,784,762
Lydall, Inc.*	171,894	10,653,990
Twin Disc, Inc.*	104,715	1,308,938
		17,747,690
Media 2.8%
Criteo SA ADR*	843,518	31,657,231
Metals & Mining 2.0%
Cleveland- Cliffs, Inc.*	973,038	22,837,202
Oil, Gas & Consumable Fuels 1.4%
Devon Energy Corp.	550,386	16,263,906
Pharmaceuticals 0.4%
Amneal Pharmaceuticals, Inc.*	884,297	4,987,435
Professional Services 1.6%
KBR, Inc.	458,483	17,853,328
Road & Rail 1.4%
Avis Budget Group, Inc.*	124,411	11,290,298
Ryder System, Inc.	54,069	4,297,945
		15,588,243
Semiconductors & Semiconductor Equipment 7.2%
CEVA, Inc.*	111,746	5,391,745
CMC Materials, Inc.	56,175	7,449,928
Entegris, Inc.	70,634	8,485,969
Impinj, Inc.*	62,952	3,669,472
MACOM Technology Solutions Holdings, Inc.*	343,385	20,846,903
Rambus, Inc.*	775,791	18,463,826
Veeco Instruments, Inc.*	770,145	17,551,605
		81,859,448
	Number of Shares	Value
Software 10.4%
Box, Inc. Class A*	301,266	$7,766,638
Cloudera, Inc.*	1,034,387	16,477,785
Cognyte Software Ltd.*	462,478	12,708,895
FireEye, Inc.*	860,741	15,656,879
New Relic, Inc.*	103,641	8,288,171
Nuance Communications, Inc.*	188,495	10,376,650
OneSpan, Inc.*	386,842	7,454,445
Verint Systems, Inc.*	281,721	12,576,025
Vonage Holdings Corp.*	272,179	3,837,724
Xperi Holding Corp.	1,065,947	22,779,287
		117,922,499
Specialty Retail 2.5%
Caleres, Inc.	139,399	3,427,821
Chico's FAS, Inc.*	576,066	2,978,261
Children's Place, Inc.*	66,774	5,798,654
ODP Corp.*	343,115	16,184,735
		28,389,471
Technology Hardware, Storage & Peripherals 3.2%
Diebold Nixdorf, Inc.*	598,341	6,509,950
Quantum Corp.*	2,432,187	15,176,847
Stratasys Ltd.*	670,964	14,130,502
		35,817,299
Trading Companies & Distributors 1.3%
AerCap Holdings NV*	283,911	15,311,320
Total Common Stocks (Cost $636,126,818)		1,036,909,542
	Principal Amount	Value
Convertible Bonds 1.4%
Communications Equipment 1.1%
Infinera Corp., 2.50%, due 3/1/2027	$9,304,000	$12,474,926
Energy Equipment & Services 0.3%
ION Geophysical Corp., 8.00%, due 12/15/2025	3,150,000	2,865,261
Total Convertible Bonds (Cost $12,454,000)		15,340,187
	Number of Shares
Short-Term Investments 7.3%
Investment Companies 7.3%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b) (Cost $83,052,477)	83,052,477	83,052,477
Total Investments 100.2% (Cost $731,633,295)		1,135,302,206
Liabilities Less Other Assets (0.2)%		(2,099,563)
Net Assets 100.0%		$1,133,202,643

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (cont'd)

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,036,909,542	$—	$—	$1,036,909,542
Convertible Bonds(a)	—	15,340,187	—	15,340,187
Short-Term Investments	—	83,052,477	—	83,052,477
Total Investments	$1,036,909,542	$98,392,664	$—	$1,135,302,206

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 94.8%
Aerospace & Defense 2.0%
Raytheon Technologies Corp.	1,506,556	$127,695,687
Airlines 1.1%
Delta Air Lines, Inc.*	1,063,234	42,997,183
United Airlines Holdings, Inc.*	589,321	27,409,320
		70,406,503
Automobiles 1.1%
General Motors Co.*	1,491,629	73,104,737
Banks 19.1%
Bank of America Corp.	4,773,686	199,301,390
Citigroup, Inc.	850,468	61,157,154
Comerica, Inc.	1,008,418	74,532,174
Fifth Third Bancorp	1,051,853	40,875,008
JPMorgan Chase & Co.	1,897,158	303,450,422
PNC Financial Services Group, Inc.	944,118	180,420,950
Regions Financial Corp.	2,482,569	50,718,885
Truist Financial Corp.	2,567,799	146,518,611
U.S. Bancorp	1,952,065	112,029,010
Zions Bancorp NA	1,069,262	61,910,270
		1,230,913,874
Beverages 1.2%
Keurig Dr Pepper, Inc.	2,209,034	78,796,243
Building Products 0.4%
Johnson Controls International PLC	335,009	25,058,673
Capital Markets 0.8%
Charles Schwab Corp.	667,558	48,631,600
	Number of Shares	Value
Chemicals 4.8%
Dow, Inc.	2,195,064	$138,069,526
DuPont de Nemours, Inc.	625,517	46,300,768
LyondellBasell Industries NV Class A	817,731	82,059,306
Mosaic Co.	1,311,674	42,209,669
		308,639,269
Communications Equipment 2.6%
Cisco Systems, Inc.	2,848,552	168,121,539
Diversified Financial Services 2.3%
Berkshire Hathaway, Inc. Class B*	226,963	64,859,217
Equitable Holdings, Inc.	2,645,140	82,025,791
		146,885,008
Electrical Equipment 1.6%
Emerson Electric Co.	956,632	100,924,676
Equity Real Estate Investment Trusts 0.8%
Prologis, Inc.	391,036	52,656,908
Food & Staples Retailing 1.1%
Walmart, Inc.	458,972	67,973,753
Food Products 1.5%
Mondelez International, Inc. Class A	1,588,083	98,572,312
Health Care Equipment & Supplies 1.5%
Medtronic PLC	731,774	97,677,194
Health Care Providers & Services 0.7%
Anthem, Inc.	126,663	47,515,091
Hotels, Restaurants & Leisure 4.7%
Carnival Corp.*	1,456,090	35,150,013
Marriott International, Inc. Class A*	1,033,295	139,639,486
McDonald's Corp.	552,738	131,253,165
		306,042,664
Household Products 4.6%
Procter & Gamble Co.	2,061,151	293,487,291
	Number of Shares	Value
Industrial Conglomerates 5.2%
3M Co.	391,189	$76,180,146
General Electric Co.	2,470,018	260,364,597
		336,544,743
Insurance 6.6%
Aon PLC Class A	551,078	158,082,235
Athene Holding Ltd. Class A*	1,272,157	85,196,354
Lincoln National Corp.	682,003	46,819,506
MetLife, Inc.	2,204,508	136,679,496
		426,777,591
IT Services 2.2%
IBM Corp.	1,024,354	143,757,840
Machinery 2.4%
Caterpillar, Inc.	121,899	25,704,842
Illinois Tool Works, Inc.	557,916	129,916,320
		155,621,162
Metals & Mining 9.5%
BHP Group Ltd. ADR(a)	1,965,595	130,004,453
Freeport- McMoRan, Inc.	2,374,830	86,420,064
Newmont Corp.	1,155,673	67,017,477
Rio Tinto PLC ADR	1,867,619	140,202,158
Southern Copper Corp.	2,086,196	130,575,008
United States Steel Corp.	2,122,809	56,785,141
		611,004,301
Multi-Utilities 0.8%
Sempra Energy	371,090	49,117,472
Oil, Gas & Consumable Fuels 6.4%
Chevron Corp.	1,159,242	112,179,848
Devon Energy Corp.	1,810,669	53,505,269
EOG Resources, Inc.	809,122	54,631,918
Exxon Mobil Corp.	3,572,906	194,794,835
		415,111,870
See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (cont'd)

	Number of Shares	Value
Pharmaceuticals 6.1%
Bristol-Myers Squibb Co.	1,436,936	$96,073,541
Johnson & Johnson	530,608	91,864,163
Pfizer, Inc.	4,464,079	205,660,120
		393,597,824
Semiconductors & Semiconductor Equipment 1.0%
Analog Devices, Inc.	403,944	65,822,675
Software 1.3%
salesforce.com, Inc.*	325,094	86,237,685
Trading Companies & Distributors 1.2%
United Rentals, Inc.*	224,969	79,335,318
	Number of Shares	Value
Wireless Telecommunication Services 0.2%
T-Mobile U.S., Inc.*	98,577	$13,507,021
Total Common Stocks (Cost $5,254,722,785)		6,119,538,524
Short-Term Investments 10.9%
Investment Companies 10.9%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(b)	653,347,903	653,347,903
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(b)(c)	51,839,234	$51,839,234
Total Short-Term Investments (Cost $705,187,137)		705,187,137
Total Investments 105.7% (Cost $5,959,909,922)		6,824,725,661
Liabilities Less Other Assets (5.7)%		(368,229,185)
Net Assets 100.0%		$6,456,496,476

*  Non-income producing security.

(a)  All or a portion of this security is on loan at August 31, 2021. Total value of all such securities at August 31, 2021 amounted to $49,511,147 for the Fund (see Note A of Notes to Financial Statements).

(b)  Represents 7-day effective yield as of August 31, 2021.

(c)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$6,119,538,524	$—	$—	$6,119,538,524
Short-Term Investments	—	705,187,137	—	705,187,137
Total Investments	$6,119,538,524	$705,187,137	$—	$6,824,725,661

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 97.4%
Aerospace & Defense 1.7%
Axon Enterprise, Inc.*	105,000	$19,096,350
HEICO Corp.	135,000	17,120,700
		36,217,050
Airlines 0.9%
Allegiant Travel Co.*	100,000	19,244,000
Auto Components 1.4%
Aptiv PLC*	125,000	19,023,750
Visteon Corp.*	100,000	10,568,000
		29,591,750
Banks 4.4%
Pinnacle Financial Partners, Inc.	225,000	21,807,000
Signature Bank	135,000	35,009,550
SVB Financial Group*	67,500	37,766,250
		94,582,800
Biotechnology 4.2%
Exact Sciences Corp.*	225,000	23,485,500
Fate Therapeutics, Inc.*	200,000	14,650,000
Horizon Therapeutics PLC*	326,500	35,291,385
Seagen, Inc.*	100,000	16,760,000
		90,186,885
Building Products 0.6%
Fortune Brands Home & Security, Inc.	125,000	12,171,250
Capital Markets 0.7%
MarketAxess Holdings, Inc.	30,000	14,277,600
Commercial Services & Supplies 3.1%
Cintas Corp.	92,500	36,608,725
Waste Connections, Inc.	230,000	29,718,300
		66,327,025
Containers & Packaging 0.9%
Ball Corp.	200,000	19,192,000
	Number of Shares	Value
Diversified Consumer Services 0.8%
Chegg, Inc.*	200,000	$16,644,000
Electrical Equipment 3.1%
AMETEK, Inc.	205,000	27,873,850
Generac Holdings, Inc.*	90,000	39,328,200
		67,202,050
Electronic Equipment, Instruments & Components 4.9%
Amphenol Corp. Class A	230,000	17,624,900
CDW Corp.	110,000	22,067,100
Teledyne Technologies, Inc.*	65,000	30,119,700
Zebra Technologies Corp. Class A*	57,500	33,762,275
		103,573,975
Entertainment 1.5%
Lions Gate Entertainment Corp. Class A*	725,946	9,379,222
Roku, Inc.*	62,500	22,025,000
		31,404,222
Food & Staples Retailing 1.2%
BJ's Wholesale Club Holdings, Inc.*	437,500	24,788,750
Health Care Equipment & Supplies 7.4%
Align Technology, Inc.*	32,900	23,326,100
IDEXX Laboratories, Inc.*	55,000	37,056,800
Insulet Corp.*	105,000	31,270,050
Masimo Corp.*	50,000	13,577,000
Penumbra, Inc.*	100,000	27,495,000
Teleflex, Inc.	62,500	24,716,250
		157,441,200
Health Care Technology 1.2%
Veeva Systems, Inc. Class A*	80,000	26,558,400
	Number of Shares	Value
Hotels, Restaurants & Leisure 3.9%
Chipotle Mexican Grill, Inc.*	14,000	$26,646,620
Darden Restaurants, Inc.	160,000	24,104,000
DraftKings, Inc. Class A*	350,000	20,751,500
Expedia Group, Inc.*	75,000	10,837,500
		82,339,620
Household Products 0.8%
Church & Dwight Co., Inc.	200,000	16,732,000
Interactive Media & Services 2.2%
IAC/ InterActiveCorp.*	95,000	12,544,750
Match Group, Inc.*	75,000	10,308,000
Pinterest, Inc. Class A*	425,000	23,617,250
		46,470,000
IT Services 8.4%
Cloudflare, Inc. Class A*	180,000	21,733,200
EPAM Systems, Inc.*	60,000	37,968,600
MongoDB, Inc.*	70,000	27,428,100
Okta, Inc.*	136,000	35,849,600
Twilio, Inc. Class A*	55,000	19,632,800
WEX, Inc.*	125,000	22,946,250
Wix.com Ltd.*	60,000	13,324,800
		178,883,350
Leisure Products 0.8%
Polaris, Inc.	140,000	16,766,400
Life Sciences Tools & Services 4.8%
Adaptive Biotechnologies Corp.*	300,000	10,896,000
Avantor, Inc.*	930,900	36,714,696
Bio-Rad Laboratories, Inc. Class A*	52,509	42,260,294
IQVIA Holdings, Inc.*	50,000	12,986,500
		102,857,490
Machinery 1.2%
IDEX Corp.	117,500	26,320,000

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (cont'd)

	Number of Shares	Value
Multiline Retail 0.5%
Ollie's Bargain Outlet Holdings, Inc.*	150,000	$10,857,000
Pharmaceuticals 0.9%
Catalent, Inc.*	150,000	19,566,000
Professional Services 1.3%
CoStar Group, Inc.*	325,000	27,540,500
Road & Rail 1.3%
Old Dominion Freight Line, Inc.	95,000	27,428,400
Semiconductors & Semiconductor Equipment 9.7%
Enphase Energy, Inc.*	115,000	19,978,950
Entegris, Inc.	275,000	33,038,500
KLA Corp.	80,000	27,196,800
Lattice Semiconductor Corp.*	200,000	12,424,000
Marvell Technology, Inc.	400,000	24,476,000
Monolithic Power Systems, Inc.	75,000	37,119,750
ON Semiconductor Corp.*	650,000	28,834,000
Teradyne, Inc.	200,000	24,288,000
		207,356,000
	Number of Shares	Value
Software 14.7%
Avalara, Inc.*	150,000	$26,955,000
Crowdstrike Holdings, Inc. Class A*	120,000	33,720,000
DocuSign, Inc.*	145,000	42,954,800
Five9, Inc.*	65,000	10,284,950
HubSpot, Inc.*	62,500	42,779,375
Manhattan Associates, Inc.*	225,000	36,672,750
Palo Alto Networks, Inc.*	25,000	11,526,000
Paylocity Holding Corp.*	105,000	28,266,000
RingCentral, Inc. Class A*	100,000	25,226,000
Trade Desk, Inc. Class A*	400,000	32,020,000
Zscaler, Inc.*	85,000	23,658,900
		314,063,775
Specialty Retail 7.2%
Best Buy Co., Inc.	105,000	12,233,550
Burlington Stores, Inc.*	95,000	28,451,550
CarMax, Inc.*	165,000	20,659,650
Dick's Sporting Goods, Inc.(a)	230,000	32,386,300
Five Below, Inc.*	100,000	21,281,000
Foot Locker, Inc.	161,906	9,178,451
O'Reilly Automotive, Inc.*	50,000	29,704,000
		153,894,501
	Number of Shares	Value
Trading Companies & Distributors 1.7%
United Rentals, Inc.*	102,500	$36,146,625
Total Common Stocks (Cost $1,221,204,148)		2,076,624,618
Short-Term Investments 4.2%
Investment Companies 4.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(b)	70,287,990	70,287,990
State Street 19,998,110 Navigator Securities Lending Government Money Market Portfolio, 0.03%(b)(c)		19,998,110
Total Short-Term Investments (Cost $90,286,100)		90,286,100
Total Investments 101.6% (Cost $1,311,490,248)		2,166,910,718
Liabilities Less Other Assets (1.6)%		(33,807,385)
Net Assets 100.0%		$2,133,103,333

*  Non-income producing security.

(a)  All or a portion of this security is on loan at August 31, 2021. Total value of all such securities at August 31, 2021 amounted to $19,420,234 for the Fund (see Note A of Notes to Financial Statements).

(b)  Represents 7-day effective yield as of August 31, 2021.

(c)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$2,076,624,618	$—	$—	$2,076,624,618
Short-Term Investments	—	90,286,100	—	90,286,100
Total Investments	$2,076,624,618	$90,286,100	$—	$2,166,910,718

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 95.7%
Aerospace & Defense 3.0%
General Dynamics Corp.	9,187	$1,840,248
Auto Components 2.9%
Aptiv PLC*	11,524	1,753,838
Banks 9.9%
BankUnited, Inc.	26,951	1,132,751
Comerica, Inc.	16,430	1,214,341
First Horizon Corp.	51,686	847,134
Huntington Bancshares, Inc.	73,877	1,147,310
M&T Bank Corp.	5,826	815,698
Truist Financial Corp.	15,091	861,092
		6,018,326
Beverages 2.4%
Molson Coors Brewing Co. Class B	30,600	1,454,418
Biotechnology 0.7%
Emergent BioSolutions, Inc.*	6,852	432,224
Building Products 7.2%
Carlisle Cos, Inc.	7,897	1,664,214
Fortune Brands Home & Security, Inc.	9,318	907,294
Johnson Controls International PLC	23,748	1,776,350
		4,347,858
Chemicals 1.1%
Ashland Global Holdings, Inc.	7,014	639,045
Commercial Services & Supplies 2.2%
KAR Auction Services, Inc.*	44,600	754,186
Stericycle, Inc.*	8,657	602,527
		1,356,713
Communications Equipment 3.2%
Ciena Corp.*	16,400	936,932
Motorola Solutions, Inc.	4,083	997,150
		1,934,082
Containers & Packaging 1.9%
Sealed Air Corp.	19,029	1,161,340
Electric Utilities 3.5%
Evergy, Inc.	24,300	1,663,335
OGE Energy Corp.	12,100	428,461
		2,091,796
	Number of Shares	Value
Electronic Equipment, Instruments & Components 3.0%
CDW Corp.	6,031	$1,209,879
II-VI, Inc.*	4,719	297,202
Itron, Inc.*	3,467	291,263
		1,798,344
Energy Equipment & Services 1.0%
Baker Hughes Co.	27,794	633,147
Entertainment 2.3%
Lions Gate Entertainment Corp. Class B*	117,800	1,385,328
Equity Real Estate Investment Trusts 2.9%
Regency Centers Corp.	25,972	1,782,199
Food & Staples Retailing 1.3%
BJ's Wholesale Club Holdings, Inc.*	14,300	810,238
Food Products 3.3%
Hain Celestial Group, Inc.*	21,800	815,538
TreeHouse Foods, Inc.*	31,100	1,165,317
		1,980,855
Health Care Equipment & Supplies 3.5%
Cardiovascular Systems, Inc.*	7,500	268,425
Haemonetics Corp.*	7,096	445,274
Zimmer Biomet Holdings, Inc.	9,200	1,384,140
		2,097,839
Health Care Providers & Services 1.9%
McKesson Corp.	2,900	592,006
MEDNAX, Inc.*	17,578	564,430
		1,156,436
Hotels, Restaurants & Leisure 5.9%
MGM Resorts International	53,700	2,288,694
Travel & Leisure Co.	23,613	1,293,048
		3,581,742
Independent Power and Renewable Electricity Producers 2.9%
AES Corp.	46,100	1,100,407
Vistra Corp.	34,300	654,787
		1,755,194
Insurance 1.0%
Globe Life, Inc.	6,500	624,455
	Number of Shares	Value
IT Services 2.4%
Alliance Data Systems Corp.	4,440	$435,608
Conduent, Inc.*	143,600	1,048,280
		1,483,888
Metals & Mining 0.7%
Cleveland-Cliffs, Inc.*	16,803	394,366
Mortgage Real Estate Investment Trusts 2.3%
Starwood Property Trust, Inc.	53,200	1,372,560
Multi-Utilities 2.1%
CenterPoint Energy, Inc.	49,700	1,246,973
Multiline Retail 1.3%
Dollar Tree, Inc.*	8,700	787,698
Oil, Gas & Consumable Fuels 6.5%
Devon Energy Corp.	26,495	782,927
EOG Resources, Inc.	12,434	839,544
ONEOK, Inc.	23,323	1,224,924
Phillips 66	6,300	447,867
Williams Cos., Inc.	26,100	644,409
		3,939,671
Professional Services 1.8%
Dun & Bradstreet Holdings, Inc.*	33,426	612,699
KBR, Inc.	11,933	464,671
		1,077,370
Semiconductors & Semiconductor Equipment 4.6%
CMC Materials, Inc.	3,126	414,570
NXP Semiconductors NV	5,543	1,192,465
Skyworks Solutions, Inc.	6,334	1,162,036
		2,769,071
Software 1.5%
Dropbox, Inc. Class A*	29,579	937,950
Specialty Retail 2.5%
Chico's FAS, Inc.*	151,900	785,323
Children's Place, Inc.*	8,052	699,236
		1,484,559

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (cont'd)

	Number of Shares	Value
Trading Companies & Distributors 3.1%
AerCap Holdings NV*	35,100	$1,892,943
Total Common Stocks (Cost $42,435,830)		58,022,714
Warrants 0.1%
Diversified Consumer Services 0.1%
OneSpaWorld Holdings Ltd. Expires 3/19/2024* (Cost $—)	18,168	55,958
	Number of Shares	Value
Short-Term Investments 3.8%
Investment Companies 3.8%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(a) (Cost $2,298,461)	2,298,461	$2,298,461
Total Investments 99.6% (Cost $44,734,291)		60,377,133
Other Assets Less Liabilities 0.4%		212,829
Net Assets 100.0%		$60,589,962

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$58,022,714	$—	$—	$58,022,714
Warrants(a)	55,958	—	—	55,958
Short-Term Investments	—	2,298,461	—	2,298,461
Total Investments	$58,078,672	$2,298,461	$—	$60,377,133

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 100.5%
Aerospace & Defense 2.9%
Raytheon Technologies Corp.	193,000	$16,358,680
Banks 3.3%
JPMorgan Chase & Co.	117,000	18,714,150
Capital Markets 8.4%
Apollo Global Management, Inc.	65,000	3,885,700
Brookfield Asset Management, Inc. Class A	420,000	23,331,000
Charles Schwab Corp.	182,000	13,258,700
Intercontinental Exchange, Inc.	65,000	7,769,450
		48,244,850
Communications Equipment 6.2%
Cisco Systems, Inc.	250,000	14,755,000
Motorola Solutions, Inc.	85,000	20,758,700
		35,513,700
Construction Materials 1.6%
Eagle Materials, Inc.	57,000	8,939,880
Containers & Packaging 4.7%
Ball Corp.	200,000	19,192,000
Graphic Packaging Holding Co.	370,000	7,592,400
		26,784,400
Diversified Financial Services 5.0%
Berkshire Hathaway, Inc. Class B*	100,000	28,577,000
Electrical Equipment 1.9%
Rockwell Automation, Inc.	33,500	10,902,575
Entertainment 3.4%
Activision Blizzard, Inc.	90,000	7,413,300
Walt Disney Co.*	65,000	11,784,500
		19,197,800
	Number of Shares	Value
Food & Staples Retailing 2.9%
BJ's Wholesale Club Holdings, Inc.*	110,000	$6,232,600
US Foods Holding Corp.*	310,000	10,540,000
		16,772,600
Food Products 2.5%
Lamb Weston Holdings, Inc.	80,000	5,212,000
Mondelez International, Inc. Class A	145,000	9,000,150
		14,212,150
Health Care Equipment & Supplies 2.9%
Becton, Dickinson & Co.	4,000	1,006,800
Hill-Rom Holdings, Inc.	106,500	15,504,270
		16,511,070
Health Care Providers & Services 4.4%
HCA Healthcare, Inc.	100,000	25,298,000
Hotels, Restaurants & Leisure 4.2%
Aramark	300,000	10,437,000
Booking Holdings, Inc.*	1,350	3,104,555
McDonald's Corp.	45,000	10,685,700
		24,227,255
Household Products 0.8%
WD-40 Co.	18,000	4,313,340
Independent Power and Renewable Electricity Producers 0.2%
Brookfield Renewable Corp. Class A	25,000	1,095,250
Insurance 1.6%
Chubb Ltd.	33,000	6,069,360
Progressive Corp.	31,000	2,986,540
		9,055,900
Interactive Media & Services 5.3%
Alphabet, Inc. Class C*	10,500	30,547,020
	Number of Shares	Value
Internet & Direct Marketing Retail 3.3%
Amazon.com, Inc.*	5,400	$18,742,266
IT Services 2.7%
PayPal Holdings, Inc.*	54,000	15,587,640
Leisure Products 0.9%
Brunswick Corp.	53,000	5,134,110
Machinery 4.2%
Nordson Corp.	38,000	9,066,800
Stanley Black & Decker, Inc.	76,000	14,688,520
		23,755,320
Materials 2.0%
Sherwin- Williams Co.	38,000	11,539,460
Media 4.5%
Cable One, Inc.	3,800	7,978,442
Comcast Corp. Class A	295,000	17,900,600
		25,879,042
Pharmaceuticals 2.3%
Pfizer, Inc.	290,000	13,360,300
Road & Rail 2.7%
CSX Corp.	472,000	15,354,160
Software 4.9%
Microsoft Corp.	93,000	28,074,840
Specialty Retail 2.9%
Lowe's Cos., Inc.	80,000	16,311,200
Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	175,000	26,570,250
Textiles, Apparel & Luxury Goods 3.2%
Columbia Sportswear Co.	45,000	4,590,450
NIKE, Inc. Class B	83,000	13,673,420
		18,263,870
Total Investments 100.5% (Cost $238,214,041)		573,838,078
Liabilities Less Other Assets (0.5)%		(2,903,370)
Net Assets 100.0%		$570,934,708

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (cont'd)

*  Non-income producing security.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$573,838,078	$—	$—	$573,838,078
Total Investments	$573,838,078	$—	$—	$573,838,078

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 99.4%
Apartments 11.7%
Apartment Income REIT Corp.	431,606	$21,934,217
Camden Property Trust	113,232	16,989,329
Equity Residential	700,041	58,852,447
Essex Property Trust, Inc.	109,010	36,053,967
		133,829,960
Data Centers 11.0%
CyrusOne, Inc.	256,491	19,744,677
Digital Realty Trust, Inc.	236,429	38,753,077
Equinix, Inc.	79,575	67,117,534
		125,615,288
Free Standing 3.2%
Four Corners Property Trust, Inc.	419,355	11,997,747
National Retail Properties, Inc.	212,963	10,139,168
Spirit Realty Capital, Inc.	264,191	13,677,168
		35,814,083
Health Care 8.2%
Healthcare Trust of America, Inc. Class A	398,167	12,076,405
Healthpeak Properties, Inc.	771,659	27,779,724
Omega Healthcare Investors, Inc.	314,427	10,542,738
Welltower, Inc.	488,936	42,796,568
		93,195,435
Industrial 10.0%
Duke Realty Corp.	445,487	23,392,522
Prologis, Inc.	543,190	73,145,966
Rexford Industrial Realty, Inc.	283,455	17,554,368
		114,092,856
	Number of Shares	Value
Infrastructure 19.0%
American Tower Corp.	367,956	$107,505,705
Crown Castle International Corp.	390,347	75,996,657
SBA Communications Corp.	91,223	32,746,320
		216,248,682
Lodging/Resorts 0.9%
Host Hotels & Resorts, Inc.*	632,596	10,475,790
Manufactured Homes 4.3%
Equity LifeStyle Properties, Inc.	358,337	30,483,729
Sun Communities, Inc.	91,811	18,498,998
		48,982,727
Office 5.9%
Boston Properties, Inc.	287,724	32,509,935
Douglas Emmett, Inc.	556,695	18,376,502
Kilroy Realty Corp.	132,982	8,730,268
Vornado Realty Trust	194,621	8,150,728
		67,767,433
Real Estate Management & Development 1.6%
Brookfield Asset Management, Inc. Class A	335,483	18,636,081
Regional Malls 3.5%
Simon Property Group, Inc.	299,927	40,325,185
Self Storage 7.4%
Extra Space Storage, Inc.	155,160	29,000,955
Public Storage	171,193	55,399,767
		84,400,722
Shopping Centers 4.9%
Kimco Realty Corp.	1,037,110	22,598,627
	Number of Shares	Value
Regency Centers Corp.	317,009	$21,753,157
Retail Opportunity Investments Corp.	597,896	10,809,960
		55,161,744
Single Family Homes 3.7%
American Homes 4 Rent Class A	388,964	16,313,150
Invitation Homes, Inc.	625,460	25,756,443
		42,069,593
Specialty 1.4%
VICI Properties, Inc.	517,253	15,988,290
Timber 2.7%
Weyerhaeuser Co.	848,807	30,557,052
Total Common Stocks (Cost $858,578,882)		1,133,160,921
Short-Term Investments 0.6%
Investment Companies 0.6%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(a) (Cost $7,040,269)	7,040,269	7,040,269
Total Investments 100.0% (Cost $865,619,151)		1,140,201,190
Other Assets Less Liabilities 0.0%(b)		544,664
Net Assets 100.0%		$1,140,745,854

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2021.

(b)  Represents less than 0.05% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,133,160,921	$—	$—	$1,133,160,921
Short-Term Investments	—	7,040,269	—	7,040,269
Total Investments	$1,133,160,921	$7,040,269	$—	$1,140,201,190

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 97.7%
Aerospace & Defense 0.9%
Axon Enterprise, Inc.*	20,933	$3,807,085
Airlines 1.1%
Allegiant Travel Co.*	24,195	4,656,086
Auto Components 1.4%
Dorman Products, Inc.*	33,372	3,132,296
Visteon Corp.*	25,744	2,720,626
		5,852,922
Banks 2.9%
Pinnacle Financial Partners, Inc.	81,046	7,854,978
Seacoast Banking Corp. of Florida	133,487	4,263,575
		12,118,553
Biotechnology 16.1%
Apellis Pharmaceuticals, Inc.*	18,222	1,199,919
Arcutis Biotherapeutics, Inc.*	111,270	2,355,586
Arrowhead Pharmaceuticals, Inc.*	110,666	7,427,902
Beam Therapeutics, Inc.*	23,673	2,625,809
CareDx, Inc.*	78,925	5,783,624
Fate Therapeutics, Inc.*	111,760	8,186,420
Halozyme Therapeutics, Inc.*	101,419	4,258,584
Insmed, Inc.*	41,858	1,173,698
Intellia Therapeutics, Inc.*	25,641	4,116,150
Karuna Therapeutics, Inc.*	32,411	3,853,668
Krystal Biotech, Inc.*	41,000	2,375,540
MaxCyte, Inc.*(a)	134,700	2,068,992
Mirati Therapeutics, Inc.*	18,382	3,119,977
	Number of Shares	Value
Natera, Inc.*	76,588	$9,070,317
Sutro Biopharma, Inc.*	197,275	4,284,813
Turning Point Therapeutics, Inc.*	51,405	3,959,213
Twist Bioscience Corp.*	18,687	2,115,555
		67,975,767
Building Products 2.0%
Builders FirstSource, Inc.*	94,578	5,040,061
Gibraltar Industries, Inc.*	45,545	3,400,390
		8,440,451
Commercial Services & Supplies 2.1%
Casella Waste Systems, Inc. Class A*	52,441	3,880,109
Tetra Tech, Inc.	34,807	5,006,639
		8,886,748
Communications Equipment 3.1%
Calix, Inc.*	281,220	13,104,852
Construction & Engineering 0.9%
Valmont Industries, Inc.	14,700	3,658,242
Containers & Packaging 1.0%
Graphic Packaging Holding Co.	214,533	4,402,217
Diversified Consumer Services 1.3%
Chegg, Inc.*	36,318	3,022,384
OneSpaWorld Holdings Ltd.*	236,737	2,485,738
		5,508,122
Electronic Equipment, Instruments & Components 1.5%
II-VI, Inc.*	56,413	3,552,891
PAR Technology Corp.*(a)	39,205	2,663,195
		6,216,086
Entertainment 0.5%
Lions Gate Entertainment Corp. Class A*	181,142	2,340,355
	Number of Shares	Value
Food & Staples Retailing 1.1%
Performance Food Group Co.*	94,193	$4,730,372
Food Products 0.7%
Utz Brands, Inc.	158,475	3,077,585
Health Care Equipment & Supplies 4.0%
Axonics, Inc.*	44,465	3,333,986
CONMED Corp.	37,606	4,939,172
NuVasive, Inc.*	46,260	2,874,596
Outset Medical, Inc.*	117,755	5,804,144
		16,951,898
Health Care Providers & Services 4.8%
Amedisys, Inc.*	23,500	4,311,075
Option Care Health, Inc.*	199,355	5,332,746
R1 RCM, Inc.*	354,607	6,992,850
Select Medical Holdings Corp.	105,359	3,642,261
		20,278,932
Health Care Technology 0.9%
Inspire Medical Systems, Inc.*	16,485	3,685,387
Hotels, Restaurants & Leisure 7.0%
Boyd Gaming Corp.*	85,622	5,254,622
Churchill Downs, Inc.	27,842	5,860,741
Cracker Barrel Old Country Store, Inc.	33,850	4,860,183
Marriott Vacations Worldwide Corp.*	37,376	5,589,581
Texas Roadhouse, Inc.	39,093	3,713,835
Wingstop, Inc.	24,790	4,262,145
		29,541,107
Household Durables 1.0%
Helen of Troy Ltd.*	17,163	4,105,218

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (cont'd)

	Number of Shares	Value
Insurance 0.9%
Primerica, Inc.	26,221	$4,010,240
IT Services 2.4%
Shift4 Payments, Inc. Class A*	119,729	10,261,973
Life Sciences Tools & Services 3.9%
Medpace Holdings, Inc.*	24,176	4,408,494
NeoGenomics, Inc.*	113,381	5,512,584
Repligen Corp.*	22,770	6,443,454
		16,364,532
Machinery 3.3%
Chart Industries, Inc.*	30,880	5,817,175
Meritor, Inc.*	122,045	2,894,907
Rexnord Corp.	87,720	5,329,867
		14,041,949
Marine 0.8%
Kirby Corp.*	61,009	3,269,472
Media 1.9%
Criteo SA ADR*	51,236	1,922,887
PubMatic, Inc. Class A*	209,867	6,117,623
		8,040,510
Multiline Retail 0.4%
Ollie's Bargain Outlet Holdings, Inc.*	24,790	1,794,300
Pharmaceuticals 0.1%
Collegium Pharmaceutical, Inc.*	26,810	550,409
Professional Services 0.9%
Exponent, Inc.	31,465	3,678,259
Road & Rail 0.9%
Landstar System, Inc.	22,407	3,765,048
Semiconductors & Semiconductor Equipment 7.4%
Brooks Automation, Inc.	59,782	5,079,078
Impinj, Inc.*	98,414	5,736,552
	Number of Shares	Value
Lattice Semiconductor Corp.*	189,332	$11,761,304
SkyWater Technology, Inc.*(a)	266,518	8,896,371
		31,473,305
Software 13.4%
Agilysys, Inc.*	79,123	4,496,560
Appian Corp.*(a)	25,409	2,723,845
Descartes Systems Group, Inc.*	90,539	7,098,258
Digital Turbine, Inc.*	85,215	4,980,817
LivePerson, Inc.*	81,754	5,240,431
Manhattan Associates, Inc.*	47,745	7,781,957
Rapid7, Inc.*	53,055	6,447,244
Sprout Social, Inc. Class A*	71,806	8,731,609
Varonis Systems, Inc.*	114,232	7,883,150
Veritone, Inc.*	63,426	1,323,701
		56,707,572
Specialty Retail 3.3%
Academy Sports & Outdoors, Inc.*	135,517	5,999,338
Lithia Motors, Inc.	13,497	4,471,556
Signet Jewelers Ltd.	44,144	3,496,205
		13,967,099
Tobacco 1.2%
Turning Point Brands, Inc.	104,883	5,218,978
Trading Companies & Distributors 2.6%
Air Lease Corp.	84,831	3,371,184
H&E Equipment Services, Inc.	64,090	2,182,264
WESCO International, Inc.*	45,579	5,333,655
		10,887,103
Total Common Stocks (Cost $355,862,499)		413,368,734
	Number of Shares	Value
Rights 0.0%(b)
Biotechnology 0.0%(b)
Alder Biopharmaceuticals, Inc.(c) (Cost $125,859)*	143,022	$143,022
Short-Term Investments 3.9%
Investment Companies 3.9%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(d)	11,795,643	11,795,643
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(d)(e)	4,544,620	4,544,620
Total Short-Term Investments (Cost $16,340,263)		16,340,263
Total Investments 101.6% (Cost $372,328,621)		429,852,019
Liabilities Less Other Assets (1.6)%		(6,901,614)
Net Assets 100.0%		$422,950,405

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (cont'd)

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at August 31, 2021. Total value of all such securities at August 31, 2021 amounted to $4,548,184 for the Fund (see Note A of Notes to Financial Statements).

(b)  Represents less than 0.05% of net assets of the Fund.

(c)  Value determined using significant unobservable inputs.

(d)  Represents 7-day effective yield as of August 31, 2021.

(e)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$413,368,734	$—	$—	$413,368,734
Rights(a)	—	—	143,022	143,022
Short-Term Investments	—	16,340,263	—	16,340,263
Total Investments	$413,368,734	$16,340,263	$143,022	$429,852,019

(a)  The Schedule of Investments provides information on the industry or sector categorization.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2021
Investments in Securities:
Rights(c)	$188	$—	$1	$(39)	$—	$(7)	$—	$—	$143	$(39)
Total	$188	$—	$1	$(39)	$—	$(7)	$—	$—	$143	$(39)

(c)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 97.7%
Auto Components 2.7%
Aptiv PLC*	351,151	$53,441,671
Banks 3.0%
JPMorgan Chase & Co.	372,402	59,565,700
Biotechnology 2.4%
Regeneron Pharmaceuticals, Inc.*	70,214	47,282,108
Capital Markets 2.9%
Inter- continental Exchange, Inc.	483,989	57,851,205
Communications Equipment 2.3%
Arista Networks, Inc.*	120,059	44,365,402
Electrical Equipment 2.2%
Vestas Wind Systems A/S	1,075,669	43,431,874
Electronic Equipment, Instruments & Components 2.7%
Zebra Technologies Corp. Class A*	89,779	52,715,535
Health Care Equipment & Supplies 7.5%
Becton, Dickinson & Co.	206,015	51,853,976
Danaher Corp.	167,401	54,264,708
Medtronic PLC	316,577	42,256,698
		148,375,382
Health Care Providers & Services 4.7%
Amerisource Bergen Corp.	329,968	40,325,389
Cigna Corp.	251,079	53,140,871
		93,466,260
Hotels, Restaurants & Leisure 4.0%
Compass Group PLC*	2,401,744	49,547,081
Starbucks Corp.	258,453	30,365,643
		79,912,724
Household Products 2.1%
Colgate- Palmolive Co.	540,318	42,117,788
	Number of Shares	Value
Insurance 2.4%
Progressive Corp.	493,487	$47,542,538
Interactive Media & Services 5.5%
Alphabet, Inc. Class A*	37,387	108,196,109
IT Services 10.0%
Accenture PLC Class A	99,742	33,569,167
Cognizant Technology Solutions Corp. Class A	657,652	50,185,424
Fiserv, Inc.*	266,176	31,352,871
GoDaddy, Inc. Class A*	425,190	31,170,679
MasterCard, Inc. Class A	147,868	51,196,338
		197,474,479
Machinery 3.7%
Otis Worldwide Corp.	261,881	24,150,666
Stanley Black & Decker, Inc.	256,386	49,551,722
		73,702,388
Materials 1.9%
Sherwin- Williams Co.	126,077	38,285,803
Media 5.5%
Comcast Corp. Class A	1,311,851	79,603,119
Discovery, Inc. Class A*	1,034,953	29,848,044
		109,451,163
Multi-Utilities 2.2%
National Grid PLC	3,427,045	44,350,981
Personal Products 2.3%
Unilever PLC ADR	830,624	46,249,144
Pharmaceuticals 3.0%
Roche Holding AG	145,974	58,620,735
Professional Services 1.5%
CoStar Group, Inc.*	339,165	28,740,842
Road & Rail 1.9%
CSX Corp.	1,152,548	37,492,386
	Number of Shares	Value
Semiconductors & Semiconductor Equipment 4.4%
Texas Instruments, Inc.	458,279	$87,490,044
Software 8.6%
ANSYS, Inc.*	48,281	17,639,946
Intuit, Inc.	89,231	50,514,562
Microsoft Corp.	339,957	102,626,219
		170,780,727
Specialty Retail 3.1%
Advance Auto Parts, Inc.	298,172	60,484,190
Trading Companies & Distributors 5.2%
United Rentals, Inc.*	137,119	48,355,015
W.W. Grainger, Inc.	124,975	54,201,658
		102,556,673
Total Common Stocks (Cost $1,007,775,404)		1,933,943,851
	Principal Amount
Short-Term Investments 1.7%
Certificates of Deposit 0.0%(a)
Carver Federal Savings Bank, 0.05%, due 9/23/2021	$100,000	100,000
Self Help Credit Union, 0.10%, due 11/16/2021	250,000	250,000
Self Help Federal Credit Union, 0.10%, due 9/9/2021	250,000	250,000
		600,000

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (cont'd)

	Number of Shares	Value
Investment Companies 1.7%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b)	33,477,036	$33,477,036
Total Short-Term Investments (Cost $34,077,036)		34,077,036
Total Investments 99.4% (Cost $1,041,852,440)		1,968,020,887
Other Assets Less Liabilities 0.6%		11,472,647
Net Assets 100.0%		$1,979,493,534

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2021.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$1,691,744,036	85.4%
United Kingdom	140,147,206	7.1%
Switzerland	58,620,735	3.0%
Denmark	43,431,874	2.2%
Short-Term Investments and Other Assets—Net	45,549,683	2.3%
	$1,979,493,534	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,933,943,851	$—	$—	$1,933,943,851
Short-Term Investments	—	34,077,036	—	34,077,036
Total Investments	$1,933,943,851	$34,077,036	$—	$1,968,020,887

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^ August 31, 2021

	Number of Shares	Value
Common Stocks 99.3%
Auto Components 3.3%
Aptiv PLC*	1,372	$208,805
Building Products 3.6%
Trane Technologies PLC	1,136	225,496
Chemicals 3.2%
Ecolab, Inc.	897	202,148
Communications Equipment 3.9%
Motorola Solutions, Inc.	1,014	247,639
Containers & Packaging 7.4%
Ball Corp.	2,546	244,314
Graphic Packaging Holding Co.	10,690	219,359
		463,673
Diversified Consumer Services 2.1%
Adtalem Global Education, Inc.*	3,316	122,692
WW International, Inc.*	478	10,349
		133,041
Electric Utilities 2.4%
Avangrid, Inc.	2,719	148,593
Electrical Equipment 2.4%
Array Technologies, Inc.*	2,015	38,426
Sunrun, Inc.*	1,143	50,578
TPI Composites, Inc.*	1,737	63,070
		152,074
Electronic Equipment, Instruments & Components 3.8%
II-VI, Inc.*	2,333	146,932
Trimble, Inc.*	971	91,488
		238,420
Food Products 2.1%
Simply Good Foods Co.*	3,719	132,471
Health Care Equipment & Supplies 9.4%
ABIOMED, Inc.*	258	93,901
Boston Scientific Corp.*	3,045	137,482
DexCom, Inc.*	245	129,708
Hill-Rom Holdings, Inc.	1,593	231,909
		593,000
	Number of Shares	Value
Health Care Providers & Services 5.8%
HCA Healthcare, Inc.	1,023	$258,798
Universal Health Services, Inc. Class B	704	109,655
		368,453
Health Care Technology 0.6%
Teladoc Health, Inc.*	237	34,227
Household Products 2.1%
Clorox Co.	772	129,734
Independent Power and Renewable Electricity Producers 3.4%
Brookfield Renewable Corp. Class A	4,902	214,757
Internet & Direct Marketing Retail 1.1%
Etsy, Inc.*	322	69,636
IT Services 3.1%
PayPal Holdings, Inc.*	677	195,423
Machinery 6.4%
Deere & Co.	261	98,666
Evoqua Water Technologies Corp.*	4,961	193,082
Xylem, Inc.	839	114,364
		406,112
Media 3.4%
Cable One, Inc.	103	216,258
Mortgage Real Estate Investment Trusts 1.6%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,696	102,387
Pharmaceuticals 8.4%
Eli Lilly & Co.	694	179,253
Merck & Co., Inc.	1,700	129,693
Organon & Co.	2,014	68,255
Pfizer, Inc.	3,277	150,971
		528,172
Professional Services 2.6%
Verisk Analytics, Inc.	818	165,040
Road & Rail 7.9%
CSX Corp.	6,753	219,675
Kansas City Southern	532	149,316
Lyft, Inc. Class A*	2,765	131,642
		500,633
	Number of Shares	Value
Semiconductors & Semiconductor Equipment 2.2%
First Solar, Inc.*	811	$76,234
SolarEdge Technologies, Inc.*	224	64,911
		141,145
Software 7.1%
DocuSign, Inc.*	353	104,573
Everbridge, Inc.*	620	97,321
Proofpoint, Inc.*	564	99,264
Tyler Technologies, Inc.*	305	148,139
		449,297
Total Common Stocks (Cost $5,488,906)		6,266,634
Short-Term Investments 0.5%
Investment Companies 0.5%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(a) (Cost $32,476)	32,476	32,476
Total Investments 99.8% (Cost $5,521,382)		6,299,110
Other Assets Less Liabilities 0.2%		14,761
Net Assets 100.0%		$6,313,871
See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^ (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$6,266,634	$—	$—	$6,266,634
Short-Term Investments	—	32,476	—	32,476
Total Investments	$6,266,634	$32,476	$—	$6,299,110

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$71,168,701	$1,328,752,584	$1,166,528,155	$965,049,542	$12,070,606,742	$4,249,121	$62,221,154	$2,096,534,137	$4,601,003	$1,940,524,831
Affiliated issuers(b)	—	—	—	—	836,708,885	—	—	—	—	—
	71,168,701	1,328,752,584	1,166,528,155	965,049,542	12,907,315,627	4,249,121	62,221,154	2,096,534,137	4,601,003	1,940,524,831
Cash	—	—	—	—	692,360	—	—	—	—	—
Foreign currency(c)	—	1,676,086	—	12,554	—	1,925	2,490,248	—	579	3,449,796
Dividends and interest receivable	77,493	2,085,738	4,740,053	458,637	6,615,637	5,821	7,185	1,553,746	6,862	5,483,844
Receivable for securities sold	—	710,461	—	9,123,249	3,837,034	—	443,536	232,368	—	4,806,912
Receivable from Management—net (Note B)	13,684	—	—	—	—	28,345	17,000	—	27,960	—
Receivable for Fund shares sold	250	305,156	498,087	53,170	5,905,231	2,000	120,000	214,056	803	1,513,014
Receivable for securities lending income (Note A)	—	50	—	4,463	—	—	—	631	—	372
Prepaid expenses and other assets	12,349	50,763	60,189	69,006	342,529	11,469	31,350	145,817	24,159	73,380
Total Assets	71,272,477	1,333,580,838	1,171,826,484	974,770,621	12,924,708,418	4,298,681	65,330,473	2,098,680,755	4,661,366	1,955,852,149
Liabilities
Payable to investment manager—net (Note B)	29,846	1,044,282	525,514	411,361	7,100,966	2,867	61,455	820,792	749	1,106,902
Option contracts written, at value(d) (Note A)	—	—	1,163,285	—	—	—	—	426,165	—	—
Due to custodian	—	—	—	—	—	—	67,522	—	—	—
Payable for securities purchased	—	3,060,337	—	7,190,388	7,398,013	—	55,097	—	—	3,606,589
Payable for Fund shares redeemed	81,000	16,152,098	331,102	268,260	6,454,950	—	—	697,032	—	1,024,632
Payable to administrator—net (Note B)	—	154,503	293,608	217,891	1,673,214	—	—	449,354	—	280,007
Payable to trustees	5,598	5,598	5,598	5,598	5,598	5,598	5,598	5,598	5,598	5,598
Payable for audit fees	45,300	52,682	55,345	53,395	59,437	48,550	49,324	55,143	50,388	54,711
Payable for custodian fees	9,844	144,125	27,157	21,738	200,279	10,693	14,684	34,471	9,097	57,715
Payable for legal fees	9,056	9,056	9,094	9,056	9,094	9,056	12,529	9,056	13,594	9,094
Payable for organization costs	—	—	—	—	—	—	—	—	—	—
Payable for loaned securities collateral (Note A)	—	—	—	15,201,104	—	—	—	4,002,321	—	—
Accrued capital gains taxes (Note A)	—	9,463,695	—	—	—	—	—	—	—	—
Other accrued expenses and payables	5,717	91,225	73,963	85,868	650,176	4,234	6,187	186,001	3,780	90,326
Total Liabilities	186,361	30,177,601	2,484,666	23,464,659	23,551,727	80,998	272,396	6,685,933	83,206	6,235,574
Net Assets	$71,086,116	$1,303,403,237	$1,169,341,818	$951,305,962	$12,901,156,691	$4,217,683	$65,058,077	$2,091,994,822	$4,578,160	$1,949,616,575
Net Assets consist of:
Paid-in capital	$43,265,214	$1,055,829,862	$708,361,368	$555,040,835	$4,361,842,570	$3,425,718	$60,581,700	$947,834,854	$2,865,037	$1,280,052,528
Total distributable earnings/(losses)	27,820,902	247,573,375	460,980,450	396,265,127	8,539,314,121	791,965	4,476,377	1,144,159,968	1,713,123	669,564,047
Net Assets	$71,086,116	$1,303,403,237	$1,169,341,818	$951,305,962	$12,901,156,691	$4,217,683	$65,058,077	$2,091,994,822	$4,578,160	$1,949,616,575
Net Assets
Investor Class	$—	$—	$—	$865,318,767	$2,106,845,351	$—	$—	$1,812,927,193	$—	$102,900,203
Trust Class	—	—	—	53,407,721	1,349,725,347	—	—	52,458,094	—	32,429,427
Advisor Class	—	—	—	2,139,838	148,244,630	—	—	8,010,886	—	—
Institutional Class	68,346,441	972,077,918	898,615,451	26,817,729	3,551,659,507	3,638,354	61,336,399	204,839,772	4,023,416	1,653,997,129
Class A	1,355,992	32,169,347	186,822,917	2,919,746	—	310,154	3,555,403	10,035,223	465,578	66,050,432
Class C	1,343,075	6,618,563	83,323,039	702,161	—	269,175	166,275	3,112,780	89,166	8,221,764
Class R3	—	840,283	580,411	—	—	—	—	400,840	—	—
Class R6	40,608	291,697,126	—	—	5,744,681,856	—	—	210,034	—	86,017,620

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	24,059,066	26,275,604	—	—	61,713,760	—	5,990,054
Trust Class	—	—	—	1,488,540	16,855,969	—	—	1,789,574	—	1,888,054
Advisor Class	—	—	—	59,764	1,868,739	—	—	275,783	—	—
Institutional Class	3,473,301	41,283,690	59,867,514	743,925	44,293,722	262,855	4,730,067	6,963,522	428,952	96,167,944
Class A	68,894	1,362,952	12,500,297	81,464	—	22,461	274,445	342,836	49,254	3,849,488
Class C	68,793	282,501	5,610,279	20,079	—	19,602	12,858	108,800	9,565	483,724
Class R3	—	35,667	38,842	—	—	—	—	13,798	—	—
Class R6	2,061	12,383,125	—	—	71,680,489	—	—	7,139	—	4,995,875
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$35.97	$80.18	$—	$—	$29.38	$—	$17.18
Trust Class	—	—	—	35.88	80.07	—	—	29.31	—	17.18
Advisor Class	—	—	—	35.80	79.33	—	—	29.05	—	—
Institutional Class	19.68	23.55	15.01	36.05	80.18	13.84	12.97	29.42	9.38	17.20
Class R3	—	23.56	14.94	—	—	—	—	29.05	—	—
Class R6	19.70	23.56	—	—	80.14	—	—	29.42	—	17.22
Net Asset Value and redemption price per share
Class A	$19.68	$23.60	$14.95	$35.84	$—	$13.81	$12.95	$29.27	$9.45	$17.16
Offering Price per share
Class A‡	$20.88	$25.04	$15.86	$38.03	$—	$14.65	$13.74	$31.06	$10.03	$18.21
Net Asset Value and offering price per share
Class C^	$19.52	$23.43	$14.85	$34.97	$—	$13.73	$12.93	$28.61	$9.32	$17.00
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—	$14,644,435	$—	$—	$—	$3,974,445	$—	$—
*Cost of Investments:
(a) Unaffiliated issuers	$45,790,391	$1,039,073,859	$799,597,400	$671,144,149	$4,880,821,359	$3,559,031	$57,030,739	$1,120,114,304	$3,309,991	$1,415,902,404
(b) Affiliated issuers	—	—	—	—	619,802,134	—	—	—	—	—
Total cost of investments	$45,790,391	$1,039,073,859	$799,597,400	$671,144,149	$5,500,623,493	$3,559,031	$57,030,739	$1,120,114,304	$3,309,991	$1,415,902,404
(c) Total cost of foreign currency	$—	$1,672,017	$—	$12,491	$—	$1,927	$2,484,448	$—	$519	$3,448,931
(d) Premium received from option contracts written	$—	$—	$851,030	$—	$—	$—	$—	$914,394	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$167,052,767	$3,912,248	$1,135,302,206	$6,824,725,661	$2,166,910,718	$60,377,133	$573,838,078	$1,140,201,190	$429,852,019	$1,968,020,887
Affiliated issuers(b)	—	—	—	—	—	—	—	—	—	—
	167,052,767	3,912,248	1,135,302,206	6,824,725,661	2,166,910,718	60,377,133	573,838,078	1,140,201,190	429,852,019	1,968,020,887
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency(c)	306,049	7,258	—	—	—	—	—	—	—	338
Dividends and interest receivable	618,247	11,999	363,685	25,885,588	550,133	67,898	643,357	314,889	49,247	3,004,371
Receivable for securities sold	—	—	2,803,636	2,166,835	16,762,830	579,267	1,031,315	—	10,321,134	9,904,068
Receivable from Management—net (Note B)	4,165	41,097	—	—	—	18,875	—	—	18,232	—
Receivable for Fund shares sold	112,043	109	3,944,250	12,968,949	585,735	11,950	193,192	1,582,057	1,508,402	1,470,848
Receivable for securities lending income (Note A)	32	31	—	112,062	554	—	—	—	3,714	—
Prepaid expenses and other assets	46,069	12,093	56,645	358,963	98,203	45,274	22,288	71,669	57,466	85,939
Total Assets	168,139,372	3,984,835	1,142,470,422	6,866,218,058	2,184,908,173	61,100,397	575,728,230	1,142,169,805	441,810,214	1,982,486,451
Liabilities
Payable to investment manager—net (Note B)	77,719	2,628	705,914	2,301,342	845,445	28,135	283,441	753,555	284,767	789,753
Option contracts written, at value(d) (Note A)	—	—	—	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	—	939,935	—	—	—
Payable for securities purchased	291,915	2,696	7,189,823	349,283,050	28,656,619	364,795	—	—	13,170,312	—
Payable for Fund shares redeemed	1,635	175	1,069,054	4,740,789	1,744,679	50,599	3,370,831	490,399	759,676	1,570,656
Payable to administrator—net (Note B)	—	—	194,122	1,159,096	334,243	—	114,191	28,864	—	417,398
Payable to trustees	5,598	5,598	5,598	5,598	5,598	5,598	5,598	5,598	5,598	5,598
Payable for audit fees	55,143	43,600	26,025	53,395	26,025	26,025	26,025	53,263	26,025	26,025
Payable for custodian fees	19,022	15,219	20,639	91,710	35,920	10,793	13,627	22,132	15,003	35,919
Payable for legal fees	9,056	9,056	9,056	9,094	13,209	12,168	9,094	9,094	13,129	9,056
Payable for organization costs	144	—	—	—	—	—	—	—	—	—
Payable for loaned securities collateral (Note A)	—	71,387	—	51,839,234	19,998,110	—	—	—	4,544,620	—
Accrued capital gains taxes (Note A)	—	—	—	—	—	—	—	—	—	—
Other accrued expenses and payables	13,804	4,475	47,548	238,274	144,992	12,322	30,780	61,046	40,679	138,512
Total Liabilities	474,036	154,834	9,267,779	409,721,582	51,804,840	510,435	4,793,522	1,423,951	18,859,809	2,992,917
Net Assets	$167,665,336	$3,830,001	$1,133,202,643	$6,456,496,476	$2,133,103,333	$60,589,962	$570,934,708	$1,140,745,854	$422,950,405	$1,979,493,534
Net Assets consist of:
Paid-in capital	$103,524,855	$2,635,764	$673,777,404	$5,308,472,015	$1,060,011,277	$50,477,103	$116,881,565	$842,821,330	$299,625,019	$909,035,803
Total distributable earnings/(losses)	64,140,481	1,194,237	459,425,239	1,148,024,461	1,073,092,056	10,112,859	454,053,143	297,924,524	123,325,386	1,070,457,731
Net Assets	$167,665,336	$3,830,001	$1,133,202,643	$6,456,496,476	$2,133,103,333	$60,589,962	$570,934,708	$1,140,745,854	$422,950,405	$1,979,493,534
Net Assets
Investor Class	$—	$—	$—	$1,628,293,775	$696,431,940	$35,168,920	$—	$—	$85,661,027	$437,777,406
Trust Class	6,629,805	—	—	112,142,618	109,283,231	6,901,069	—	149,765,870	5,378,317	148,716,232
Advisor Class	—	—	—	137,966,930	13,169,346	—	—	—	3,947,355	—
Institutional Class	152,512,000	2,768,159	979,426,177	4,146,668,233	481,075,082	15,185,582	490,716,197	706,893,048	235,810,393	896,288,454
Class A	4,544,381	517,420	51,366,608	136,505,952	48,128,527	1,512,493	53,052,016	84,633,198	26,495,121	160,627,758
Class C	812,465	178,067	18,435,659	102,303,358	13,201,899	1,040,885	27,166,495	11,226,632	6,602,717	47,968,381
Class R3	1,885,657	—	—	2,027,665	18,472,524	750,949	—	20,341,542	5,959,490	23,830,750
Class R6	1,281,028	366,355	83,974,199	190,587,945	753,340,784	30,064	—	167,885,564	53,095,985	264,284,553

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021	August 31, 2021
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	36,307,705	30,570,945	1,424,567	—	—	1,510,546	8,781,021
Trust Class	376,350	—	—	2,499,998	4,799,377	280,238	—	8,273,780	94,885	2,980,529
Advisor Class	—	—	—	3,076,050	578,675	—	—	—	69,666	—
Institutional Class	8,665,830	150,897	40,788,743	92,468,384	21,112,834	616,014	26,458,707	38,911,262	4,156,801	18,004,667
Class A	260,093	28,361	2,163,917	3,041,924	2,114,094	61,400	2,859,740	4,674,961	467,433	3,222,753
Class C	47,542	10,000	794,818	2,278,690	580,925	42,614	1,489,953	618,658	116,698	975,077
Class R3	108,874	—	—	45,182	811,960	30,536	—	1,126,118	105,201	478,362
Class R6	72,737	20,000	3,485,901	4,245,560	33,056,406	1,220	—	9,242,995	935,737	5,308,461
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$44.85	$22.78	$24.69	$—	$—	$56.71	$49.85
Trust Class	17.62	—	—	44.86	22.77	24.63	—	18.10	56.68	49.90
Advisor Class	—	—	—	44.85	22.76	—	—	—	56.66	—
Institutional Class	17.60	18.34	24.01	44.84	22.79	24.65	18.55	18.17	56.73	49.78
Class R3	17.32	—	—	44.88	22.75	24.59	—	18.06	56.65	49.82
Class R6	17.61	18.32	24.09	44.89	22.79	24.65	—	18.16	56.74	49.79
Net Asset Value and redemption price per share
Class A	$17.47	$18.24	$23.74	$44.87	$22.77	$24.63	$18.55	$18.10	$56.68	$49.84
Offering Price per share
Class A‡	$18.54	$19.35	$25.19	$47.61	$24.16	$26.13	$19.68	$19.20	$60.14	$52.88
Net Asset Value and offering price per share
Class C^	$17.09	$17.81	$23.19	$44.90	$22.73	$24.43	$18.23	$18.15	$56.58	$49.19
†Securities on loan, at value:
Unaffiliated issuers	$—	$69,057	$—	$49,511,147	$19,420,234	$—	$—	$—	$4,548,184	$—
*Cost of Investments:
(a) Unaffiliated issuers	$116,410,004	$2,880,725	$731,633,295	$5,959,909,922	$1,311,490,248	$44,734,291	$238,214,041	$865,619,151	$372,328,621	$1,041,852,440
(b) Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$116,410,004	$2,880,725	$731,633,295	$5,959,909,922	$1,311,490,248	$44,734,291	$238,214,041	$865,619,151	$372,328,621	$1,041,852,440
(c) Total cost of foreign currency	$305,541	$7,212	$—	$—	$—	$—	$—	$—	$—	$333
(d) Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds

U.S. EQUITY IMPACT FUND
August 31, 2021
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$6,299,110
Affiliated issuers(b)	—
6,299,110
Cash	3,376
Foreign currency(c)	—
Dividends and interest receivable	5,491
Receivable for securities sold	—
Receivable from Management—net (Note B)	17,703
Receivable for Fund shares sold	—
Receivable for securities lending income (Note A)	—
Prepaid expenses and other assets	43,381
Total Assets	6,369,061
Liabilities
Payable to investment manager—net (Note B)	3,666
Option contracts written, at value(d) (Note A)	—
Due to custodian	—
Payable for securities purchased	3,375
Payable for Fund shares redeemed	—
Payable to administrator—net (Note B)	—
Payable to trustees	5,598
Payable for audit fees	17,400
Payable for custodian fees	3,524
Payable for legal fees	18,455
Payable for organization costs	—
Payable for loaned securities collateral (Note A)	—
Accrued capital gains taxes (Note A)	—
Other accrued expenses and payables	3,172
Total Liabilities	55,190
Net Assets	$6,313,871
Net Assets consist of:
Paid-in capital	$5,579,432
Total distributable earnings/(losses)	734,439
Net Assets	$6,313,871
Net Assets
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	6,057,897
Class A	222,096
Class C	33,878
Class R3	—
Class R6	—

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds

U.S. EQUITY IMPACT FUND
August 31, 2021
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	533,807
Class A	19,601
Class C	3,000
Class R3	—
Class R6	—
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	11.35
Class R3	—
Class R6	—
Net Asset Value and redemption price per share
Class A	$11.33
Offering Price per share
Class A‡	$12.02
Net Asset Value and offering price per share
Class C^	$11.29
†Securities on loan, at value:
Unaffiliated issuers	$—
*Cost of Investments:
(a) Unaffiliated issuers	$5,521,382
(b) Affiliated issuers	—
Total cost of investments	$5,521,382
(c) Total cost of foreign currency	$—
(d) Premium received from option contracts written	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,014,307	$22,109,234	$37,556,579	$7,846,892	$90,954,853	$77,771	$1,406,527	$16,656,626	$53,467	$33,530,420
Dividend income—affiliated issuers (Note F)	—	—	—	—	9,017,578	—	—	—	—	—
Interest and other income—unaffiliated issuers	73	2,620	1,831,737	2,426	18,119	16	210	1,204	—	48,445
Income from securities loaned—net	—	4,061	—	12,219	—	—	—	20,261	—	140,230
Foreign taxes withheld	(21,032)	(2,885,365)	(600,801)	(250,653)	(176,058)	(3,541)	(106,876)	(77,253)	(134)	(2,265,348)
Total income	$993,348	$19,230,550	$38,787,515	$7,610,884	$99,814,492	$74,246	$1,299,861	$16,600,838	$53,333	$31,453,747
Expenses:
Investment management fees (Note B)	300,253	12,233,713	6,489,625	4,345,006	78,669,736	24,152	661,841	8,570,126	7,653	13,880,760
Administration fees (Note B):
Investor Class	—	—	—	1,978,193	5,036,921	—	—	4,028,964	—	257,208
Trust Class	—	—	—	195,031	5,231,770	—	—	179,009	—	120,545
Advisor Class	—	—	—	7,910	569,991	—	—	21,943	—	—
Institutional Class	85,206	1,467,556	1,562,193	30,718	5,000,865	3,800	83,893	253,866	5,115	2,248,977
Class A	3,648	90,349	445,859	7,795	—	660	10,567	23,437	855	156,493
Class C	4,700	17,467	231,687	2,025	—	603	454	6,977	229	20,177
Class R3	—	2,325	3,102	—	—	—	—	710	—	—
Class R6	18	134,562	—	—	2,594,550	—	—	76	—	40,163
Distribution fees (Note B):
Trust Class	—	—	—	48,759	—	—	—	44,752	—	—
Advisor Class	—	—	—	4,943	356,245	—	—	13,714	—	—
Class A	3,507	86,873	428,711	7,495	—	635	10,160	22,536	822	150,474
Class C	18,077	67,180	891,103	7,789	—	2,319	1,746	26,834	882	77,605
Class R3	—	4,470	5,966	—	—	—	—	1,366	—	—
Shareholder servicing agent fees:
Investor Class	—	—	—	257,017	877,702	—	—	595,240	—	69,498
Trust Class	—	—	—	1,551	7,205	—	—	1,613	—	1,800
Advisor Class	—	—	—	1,100	5,774	—	—	1,067	—	—
Institutional Class	649	96,408	7,492	584	19,162	330	608	1,048	209	—
Class A	1,484	4,868	8,462	516	—	543	4,226	1,871	624	3,205
Class C	243	465	3,391	326	—	204	258	335	172	776
Class R3	—	877	373	—	—	—	—	266	—	—
Class R6	144	3,123	—	—	12,742	—	—	164	—	1,651
Audit fees	45,300	52,682	54,946	54,396	60,437	48,150	49,324	56,143	50,388	55,711
Organization expense (Note A)	—	—	—	—	—	—	—	—	—	—
Custodian and accounting fees	56,897	789,780	156,480	126,909	1,175,516	66,260	85,500	201,190	53,474	327,161
Insurance	1,721	38,676	42,843	23,942	345,469	71	1,929	49,916	110	66,281
Legal fees	49,872	55,077	53,038	77,654	58,879	49,872	67,651	54,032	54,301	55,321
Registration and filing fees	60,775	100,071	84,323	104,393	231,501	47,418	51,663	149,487	49,983	109,323
Repayment to Management of expenses previously assumed by Management (Note B)	—	239,655	—	249	350,384	—	—	—	—	—
Shareholder reports	3,151	28,099	74,111	32,460	513,669	2,350	3,720	39,148	—	32,527
Trustees' fees and expenses	49,669	49,722	49,720	49,699	50,147	49,667	49,669	49,734	49,667	49,740
Interest	3,157	19,284	19,876	16,315	1,658	—	2,790	23,992	24	54,411
Miscellaneous and other fees (Note A)	13,445	132,804	94,594	56,362	651,426	23,100	19,955	108,504	13,361	162,821
Total expenses	701,916	15,716,086	10,707,895	7,439,137	101,821,749	320,134	1,105,954	14,528,060	287,869	17,942,628
See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021
Expenses reimbursed by Management (Note B)	(257,319)	(26,814)	—	(162)	—	(286,303)	(182,007)	(74)	(270,193)	(439,081)
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—	—	(1,776,657)
Total net expenses	444,597	15,689,272	10,707,895	7,438,975	101,821,749	33,831	923,947	14,527,986	17,676	15,726,890
Net investment income/(loss)	$548,751	$3,541,278	$28,079,620	$171,909	$(2,007,257)	$40,415	$375,914	$2,072,852	$35,657	$15,726,857
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	4,446,088	110,148,687 *	146,155,651	140,497,775	1,335,111,768	183,248	6,804,655	186,705,947	396,054	155,578,084
Transactions in investment securities of affiliated issuers	—	—	—	—	69,251,937	—	—	—	—	—
Redemption in-kind	—	—	—	—	—	—	—	—	—	—
Settlement of foreign currency transactions	(476)	(814,245)	53,897	(23,218)	6,858	254	23,575	—	13	236,406
Expiration or closing of option contracts written	—	—	3,723,869	—	—	—	—	1,742,045	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	12,675,716	65,068,699 **	96,899,482	95,704,748	1,584,703,678	600,084	(202,412)	365,433,034	634,666	274,229,354
Investment securities of affiliated issuers	—	—	—	—	350,339,909	—	—	—	—	—
Foreign currency translations	70	(15,541)	(339)	(187)	—	(93)	(4,918)	—	(39)	(240,365)
Option contracts written	—	—	1,460,499	—	—	—	—	894,080	—	—
Net gain/(loss) on investments	17,121,398	174,387,600	248,293,059	236,179,118	3,339,414,150	783,493	6,620,900	554,775,106	1,030,694	429,803,479
Net increase/(decrease) in net assets resulting from operations	$17,670,149	$177,928,878	$276,372,679	$236,351,027	$3,337,406,893	$823,908	$6,996,814	$556,847,958	$1,066,351	$445,530,336

*  Net of foreign capital gains tax of $2,699,256 for Emerging Markets Equity.

**  Change in accrued foreign capital gains tax amounted to $(9,133,300) for Emerging Markets Equity.

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,060,708	$37,685	$3,627,406	$94,260,400	$4,884,605	$915,563	$6,821,558	$19,008,011	$818,827	$22,744,428
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest and other income—unaffiliated issuers	128	589	476,217	88,551	13,630	531	92	4,384	3,664	3,070
Income from securities loaned—net	4,120	255	—	461,962	14,429	—	—	—	80,192	—
Foreign taxes withheld	(204,930)	(4,680)	—	(38,215)	(26,148)	(1,792)	(66,692)	(40,829)	—	(306,882)
Total income	$2,860,026	$33,849	$4,103,623	$94,772,698	$4,886,516	$914,302	$6,754,958	$18,971,566	$902,683	$22,440,616
Expenses:
Investment management fees (Note B)	863,938	22,797	6,882,684	16,758,816	9,007,742	296,043	3,442,970	6,717,626	3,311,060	8,619,698
Administration fees (Note B):
Investor Class	—	—	—	3,679,505	1,702,598	79,415	—	—	218,483	1,085,094
Trust Class	23,653	—	—	369,974	401,328	24,967	—	481,853	21,138	540,818
Advisor Class	—	—	—	497,921	50,581	—	—	—	15,630	—
Institutional Class	214,821	2,987	1,148,667	2,789,424	615,544	20,815	777,372	744,990	315,848	1,184,269
Class A	9,824	581	85,950	207,022	113,222	3,856	118,949	175,677	71,660	330,775
Class C	2,041	398	38,477	103,313	32,450	2,435	72,556	23,871	15,851	115,454
Class R3	5,026	—	—	2,920	41,852	1,866	—	44,062	12,799	66,425
Class R6	729	157	33,314	69,380	316,932	13	—	64,442	27,944	126,817
Distribution fees (Note B):
Trust Class	5,913	—	—	92,493	—	6,242	—	120,463	5,284	135,204
Advisor Class	—	—	—	311,201	31,613	—	—	—	9,769	—
Class A	9,446	559	82,645	199,059	108,868	3,707	114,374	168,920	68,904	318,053
Class C	7,849	1,531	147,988	397,358	124,809	9,366	279,060	91,813	60,965	444,055
Class R3	9,666	—	—	5,616	80,484	3,588	—	84,734	24,614	127,741
Shareholder servicing agent fees:
Investor Class	—	—	—	532,230	306,350	19,086	—	—	63,871	267,498
Trust Class	5,274	—	—	2,293	1,473	1,520	—	17,457	1,410	4,935
Advisor Class	—	—	—	2,635	761	—	—	—	1,477	—
Institutional Class	1,015	260	8,715	18,460	6,115	789	4,238	9,714	4,105	8,282
Class A	545	412	4,986	18,609	3,997	669	6,278	7,055	11,847	7,532
Class C	322	145	828	2,741	878	361	1,632	1,729	499	2,528
Class R3	479	—	—	538	2,098	388	—	2,529	1,755	1,631
Class R6	243	144	268	889	10,067	134	—	9,726	2,706	4,234
Audit fees	55,143	43,600	27,025	52,996	27,025	25,625	27,025	53,863	27,025	26,625
Organization expense (Note A)	—	—	—	—	—	—	—	—	—	—
Custodian and accounting fees	107,301	92,707	155,877	380,845	212,173	63,506	80,496	118,816	88,285	213,545
Insurance	4,895	175	21,856	85,395	51,700	1,898	22,781	22,288	9,641	54,950
Legal fees	52,155	50,046	49,898	52,224	53,877	55,896	57,354	53,038	53,796	49,724
Registration and filing fees	97,258	64,562	88,688	277,081	140,162	107,549	65,364	147,924	130,257	127,966
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	82,824	—	—	—	—	—	—	—
Shareholder reports	5,613	1,748	77,480	151,561	112,957	8,943	15,972	95,690	41,595	71,962
Trustees' fees and expenses	49,673	49,667	49,703	49,796	49,740	49,668	49,691	49,697	49,683	49,738
Interest	8,466	499	14,513	5,251	4,892	2,521	122,243	773	1,000	10,613
Miscellaneous and other fees (Note A)	36,629	20,969	53,021	167,368	113,221	15,003	41,407	53,573	34,382	107,025
Total expenses	1,577,917	353,944	9,055,407	27,284,914	13,725,509	805,869	5,299,762	9,362,323	4,703,283	14,103,191

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021
Expenses reimbursed by Management (Note B)	(254,464)	(322,967)	(923)	—	—	(167,448)	—	(1,648,568)	(780,017)	—
Investment management fees waived (Note B)	—	—	—	—	—	(86,674)	—	—	—	—
Total net expenses	1,323,453	30,977	9,054,484	27,284,914	13,725,509	551,747	5,299,762	7,713,755	3,923,266	14,103,191
Net investment income/(loss)	$1,536,573	$2,872	$(4,950,861)	$67,487,784	$(8,838,993)	$362,555	$1,455,196	$11,257,811	$(3,020,583)	$8,337,425
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	15,864,028	175,828	82,684,416	285,988,196	280,048,913	6,938,039	169,829,130	38,018,132	84,548,053	211,383,151
Transactions in investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Redemption in-kind	—	—	—	—	—	—	—	—	4,925,623	—
Settlement of foreign currency transactions	17,483	2,254	—	—	(37)	—	—	—	—	7,633
Expiration or closing of option contracts written	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	22,177,443	679,821	299,164,253	669,960,593	293,290,732	14,320,120	10,284,968	215,074,260	1,645,503	303,290,007
Investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Foreign currency translations	(12,988)	(291)	—	—	19	—	—	—	—	(13,660)
Option contracts written	—	—	—	—	—	—	—	—	—	—
Net gain/(loss) on investments	38,045,966	857,612	381,848,669	955,948,789	573,339,627	21,258,159	180,114,098	253,092,392	91,119,179	514,667,131
Net increase/(decrease) in net assets resulting from operations	$39,582,539	$860,484	$376,897,808	$1,023,436,573	$564,500,634	$21,620,714	$181,569,294	$264,350,203	$88,098,596	$523,004,556

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds

U.S. EQUITY IMPACT FUND
For the Period from March 23, 2021 (Commencement of Operations) to August 31, 2021
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$18,358
Dividend income—affiliated issuers (Note F)	—
Interest and other income—unaffiliated issuers	3
Income from securities loaned—net	—
Foreign taxes withheld	(411)
Total income	$17,950
Expenses:
Investment management fees (Note B)	17,604
Administration fees (Note B):
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	3,667
Class A	146
Class C	36
Class R3	—
Class R6	—
Distribution fees (Note B):
Trust Class	—
Advisor Class	—
Class A	140
Class C	140
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	1,619
Class A	1,655
Class C	1,580
Class R3	—
Class R6	—
Audit fees	17,400
Organization expense (Note A)	109,010
Custodian and accounting fees	9,701
Insurance	48
Legal fees	19,890
Registration and filing fees	24,705
Repayment to Management of expenses previously assumed by Management (Note B)	—
Shareholder reports	1,500
Trustees' fees and expenses	17,806
Interest	—
Miscellaneous and other fees (Note A)	3,186
Total expenses	229,833

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds

U.S. EQUITY IMPACT FUND
For the Period from March 23, 2021 (Commencement of Operations) to August 31, 2021
Expenses reimbursed by Management (Note B)	(206,790)
Investment management fees waived (Note B)	—
Total net expenses	23,043
Net investment income/(loss)	$(5,093)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(38,197)
Transactions in investment securities of affiliated issuers	—
Redemption in-kind	—
Settlement of foreign currency transactions	—
Expiration or closing of option contracts written	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	777,729
Investment securities of affiliated issuers	—
Foreign currency translations	—
Option contracts written	—
Net gain/(loss) on investments	739,532
Net increase/(decrease) in net assets resulting from operations	$734,439

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL REAL ESTATE FUND
	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$548,751	$797,853	$3,541,278	$18,599,415	$28,079,620	$29,830,227	$171,909	$848,653	$(2,007,257)	$16,189,230	$40,415	$43,408
Net realized gain/(loss) on investments	4,445,612	(1,911,149)	109,334,442	(65,414,318)	149,933,417	(23,815,200)	140,474,557	85,589,835	1,404,370,563	450,874,439	183,502	34,540
Net increase from payments by affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	12,675,786	7,965,269	65,053,158	137,535,878	98,359,642	(2,942,191)	95,704,561	76,828,210	1,935,043,587	795,105,490	599,991	(456,957)
Net increase/(decrease) in net assets resulting from operations	17,670,149	6,851,973	177,928,878	90,720,975	276,372,679	3,072,836	236,351,027	163,266,698	3,337,406,893	1,262,169,159	823,908	(379,009)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	—	—	(38,144,099)	(75,252,839)	(71,771,065)	(93,945,287)	—	—
Trust Class	—	—	—	—	—	—	(2,489,625)	(5,351,763)	(48,636,547)	(75,018,791)	—	—
Advisor Class	—	—	—	—	—	—	(103,205)	(188,376)	(5,333,753)	(8,290,810)	—	—
Institutional Class	(742,840)	(804,626)	(3,568,091)	(20,574,096)	(23,248,583)	(65,159,516)	(939,810)	(1,293,502)	(127,257,277)	(167,718,230)	(37,486)	(149,606)
Class A	(15,411)	(15,065)	(50,983)	(702,541)	(3,156,079)	(7,672,862)	(162,544)	(314,401)	—	—	(3,156)	(16,113)
Class C	(8,635)	(6,073)	—	(64,329)	(955,145)	(7,830,035)	(35,901)	(142,600)	—	—	(1,598)	(11,575)
Class R3	—	—	—	(11,446)	(19,034)	(106,199)	—	—	—	—	—	—
Class R6	(486)	(622)	(1,128,741)	(4,593,292)	—	—	—	—	(193,893,991)	(254,709,597)	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—	—	—	—	—	—	(6,455)
Class A	—	—	—	—	—	—	—	—	—	—	—	(810)
Class C	—	—	—	—	—	—	—	—	—	—	—	(706)
Total distributions to shareholders	(767,372)	(826,386)	(4,747,815)	(25,945,704)	(27,378,841)	(80,768,612)	(41,875,184)	(82,543,481)	(446,892,633)	(599,682,715)	(42,240)	(185,265)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	3,347,825	4,139,817	144,737,447	102,268,952	—	—
Trust Class	—	—	—	—	—	—	1,166,888	1,053,739	129,164,606	136,697,167	—	—
Advisor Class	—	—	—	—	—	—	448,121	180,512	12,471,197	13,603,644	—	—
Institutional Class	12,665,548	3,466,772	253,341,761	399,887,559	120,356,881	136,438,292	10,079,306	6,456,482	614,864,775	773,708,973	2,255,839	423,861
Class A	76,124	166,365	9,959,942	15,390,961	30,504,003	49,580,339	289,727	210,846	—	—	53,185	123,714
Class C	263,660	41,993	861,448	799,699	2,994,173	5,678,074	49,290	87,139	—	—	2,500	25,421
Class R3	—	—	199,614	244,741	392,656	861,924	—	—	—	—	—	—
Class R6	—	—	81,483,430	33,376,229	—	—	—	—	784,360,992	484,217,840	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL REAL ESTATE FUND
	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	35,051,668	68,579,987	68,987,845	90,300,146	—	—
Trust Class	—	—	—	—	—	—	2,471,265	5,298,074	48,261,989	74,517,483	—	—
Advisor Class	—	—	—	—	—	—	103,087	188,151	5,168,087	8,065,695	—	—
Institutional Class	742,840	804,626	1,609,979	8,256,034	21,134,547	57,976,061	914,496	1,234,994	114,901,501	149,539,999	37,486	156,061
Class A	15,234	15,065	27,707	370,146	2,255,417	6,573,090	157,731	302,132	—	—	1,370	8,655
Class C	8,633	6,057	—	24,577	902,821	5,799,923	30,125	135,364	—	—	459	5,998
Class R3	—	—	—	7,459	19,024	86,266	—	—	—	—	—	—
Class R6	—	—	1,128,268	4,593,045	—	—	—	—	192,414,257	252,805,572	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(50,778,542)	(63,517,841)	(253,447,855)	(265,797,622)	—	—
Trust Class	—	—	—	—	—	—	(8,346,044)	(10,528,972)	(386,826,991)	(451,824,046)	—	—
Advisor Class	—	—	—	—	—	—	(706,318)	(344,159)	(34,533,560)	(54,240,187)	—	—
Institutional Class	(10,245,133)	(11,700,532)	(271,782,156)	(676,546,774)	(437,488,734)	(285,743,568)	(3,310,264)	(3,966,267)	(1,028,789,559)	(901,003,192)	(683,223)	(2,186,250)
Class A	(626,994)	(348,697)	(14,297,558)	(30,800,365)	(31,078,728)	(39,550,918)	(1,217,099)	(450,261)	—	—	(36,196)	(235,963)
Class C	(1,985,342)	(587,237)	(1,249,710)	(4,264,529)	(38,629,239)	(78,670,313)	(913,415)	(219,461)	—	—	(2,650)	(124,061)
Class R3	—	—	(288,830)	(476,813)	(1,673,276)	(1,109,389)	—	—	—	—	—	—
Class R6	—	(12,366)	(18,202,755)	(78,903,918)	—	—	—	—	(903,064,717)	(819,950,245)	—	—
Net increase/(decrease) from Fund share transactions	914,570	(8,147,954)	42,791,140	(328,041,949)	(330,310,455)	(142,080,219)	(11,162,153)	8,840,276	(491,329,986)	(407,089,821)	1,628,770	(1,802,564)
Net Increase/(Decrease) in Net Assets	17,817,347	(2,122,367)	215,972,203	(263,266,678)	(81,316,617)	(219,775,995)	183,313,690	89,563,493	2,399,184,274	255,396,623	2,410,438	(2,366,838)
Net Assets:
Beginning of year	53,268,769	55,391,136	1,087,431,034	1,350,697,712	1,250,658,435	1,470,434,430	767,992,272	678,428,779	10,501,972,417	10,246,575,794	1,807,245	4,174,083
End of year	$71,086,116	$53,268,769	$1,303,403,237	$1,087,431,034	$1,169,341,818	$1,250,658,435	$951,305,962	$767,992,272	$12,901,156,691	$10,501,972,417	$4,217,683	$1,807,245

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTEGRATED LARGE CAP FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$375,914	$305,431	$2,072,852	$3,560,765	$35,657	$54,819	$15,726,857	$13,241,566	$1,536,573	$1,118,709	$2,872	$6,635
Net realized gain/(loss) on investments	6,828,230	3,712,325	188,447,992	124,961,816	396,067	405,388	155,814,490	111,589,675	15,881,511	1,897,529	178,082	566,192
Net increase from payments by affiliates	—	—	—	—	—	—	—	1,010,727	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	(207,330)	7,969,047	366,327,114	306,341,929	634,627	63,915	273,988,989	165,789,089	22,164,455	22,865,576	679,530	566,511
Net increase/(decrease) in net assets resulting from operations	6,996,814	11,986,803	556,847,958	434,864,510	1,066,351	524,122	445,530,336	291,631,057	39,582,539	25,881,814	860,484	1,139,338
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	(107,074,493)	(70,548,675)	—	—	(4,496,265)	(2,478,769)	—	—	—	—
Trust Class	—	—	(3,015,692)	(2,133,084)	—	—	(1,340,247)	(743,711)	(63,437)	(148,073)	—	—
Advisor Class	—	—	(442,228)	(9,889)	—	—	—	—	—	—	—	—
Institutional Class	(299,749)	(423,155)	(11,590,742)	(6,402,335)	(41,740)	(730,795)	(68,692,513)	(45,951,233)	(2,063,050)	(4,271,772)	(54,106)	(48,086)
Class A	(5,815)	(30,448)	(660,372)	(273,588)	(2,873)	(63,558)	(2,631,060)	(1,332,657)	(39,418)	(97,131)	(5,639)	(581)
Class C	—	—	(180,384)	(107,584)	(703)	(21,450)	(317,340)	(169,333)	(6,061)	(37,380)	(4,387)	—
Class R3	—	—	(12,381)	(6,645)	—	—	—	—	(16,174)	(58,043)	—	—
Class R6	—	—	(8,182)	(1,818)	—	—	(3,831,586)	(2,444,715)	(29,867)	(1,151,998)	(11,360)	(2,238)
Tax return of capital:
Institutional Class	—	—	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(305,564)	(453,603)	(122,984,474)	(79,483,618)	(45,316)	(815,803)	(81,309,011)	(53,120,418)	(2,218,007)	(5,764,397)	(75,492)	(50,905)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	19,374,758	14,003,256	—	—	3,102,270	1,799,889	—	—	—	—
Trust Class	—	—	2,840,108	3,789,973	—	—	1,036,142	1,565,793	139,742	220,557	—	—
Advisor Class	—	—	6,816,834	47,798	—	—	—	—	—	—	—	—
Institutional Class	17,025,211	10,128,281	30,918,935	51,904,203	10,091	761,952	255,795,695	716,689,277	9,898,820	16,705,060	733,340	271,428
Class A	—	—	5,448,853	6,649,437	111,635	83,308	10,684,206	17,436,239	1,327,077	1,069,501	296,114	5,503
Class C	—	—	578,065	587,042	—	—	1,291,950	678,952	342,465	88,945	—	—
Class R3	—	—	291,382	17,195	—	—	—	—	364,416	451,427	—	—
Class R6	—	—	136,190	—	—	—	9,851,318	17,794,708	410,307	4,115,978	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	100,836,713	66,427,262	—	—	4,336,539	2,386,570	—	—	—	—
Trust Class	—	—	2,995,621	2,120,471	—	—	1,218,086	690,385	60,282	140,859	—	—
Advisor Class	—	—	442,229	9,889	—	—	—	—	—	—	—	—
Institutional Class	246,922	353,427	11,503,934	6,347,905	41,739	730,795	54,430,100	29,465,628	2,013,108	4,171,081	54,106	48,086
Class A	5,364	29,170	605,922	245,649	2,198	45,987	412,845	270,092	24,117	70,428	732	100
Class C	—	—	173,939	98,908	135	6,279	249,091	124,890	5,118	21,435	—	—
Class R3	—	—	12,381	6,644	—	—	—	—	11,352	40,982	—	—
Class R6	—	—	5,449	—	—	—	3,828,300	2,442,802	29,353	1,151,026	—	—
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTEGRATED LARGE CAP FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020
Payments for shares redeemed:
Investor Class	—	—	(103,454,629)	(96,681,184)	—	—	(17,541,865)	(15,124,817)	—	—	—	—
Trust Class	—	—	(6,930,177)	(19,012,250)	—	—	(4,687,933)	(7,092,659)	(299,960)	(601,433)	—	—
Advisor Class	—	—	(889,700)	(67,873)	—	—	—	—	—	—	—	—
Institutional Class	(14,385,935)	(13,861,055)	(29,152,453)	(26,568,727)	(202)	(1,331,885)	(282,988,235)	(1,154,631,654)	(32,462,356)	(27,943,432)	(49,552)	(5,200,163)
Class A	(1,213,651)	(2,850,612)	(4,335,243)	(5,295,136)	(28,644)	(103,265)	(13,124,846)	(20,057,743)	(894,880)	(1,418,753)	(4,667)	(16,907)
Class C	(51,969)	(6,913)	(598,462)	(707,947)	(19,655)	(9,343)	(2,286,150)	(3,801,042)	(619,228)	(865,456)	—	(10,644)
Class R3	—	—	(142,607)	(44,563)	—	—	—	—	(1,168,286)	(844,478)	—	—
Class R6	—	—	(11,244)	—	—	—	(20,138,246)	(33,638,342)	(1,395,055)	(33,984,514)	—	—
Net increase/(decrease) from Fund share transactions	1,625,942	(6,207,702)	37,466,798	3,877,952	117,297	183,828	5,469,267	(443,001,032)	(22,213,608)	(37,410,787)	1,030,073	(4,902,597)
Net Increase/(Decrease) in Net Assets	8,317,192	5,325,498	471,330,282	359,258,844	1,138,332	(107,853)	369,690,592	(204,490,393)	15,150,924	(17,293,370)	1,815,065	(3,814,164)
Net Assets:
Beginning of year	56,740,885	51,415,387	1,620,664,540	1,261,405,696	3,439,828	3,547,681	1,579,925,983	1,784,416,376	152,514,412	169,807,782	2,014,936	5,829,100
End of year	$65,058,077	$56,740,885	$2,091,994,822	$1,620,664,540	$4,578,160	$3,439,828	$1,949,616,575	$1,579,925,983	$167,665,336	$152,514,412	$3,830,001	$2,014,936

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(4,950,861)	$(1,885,142)	$67,487,784	$35,124,428	$(8,838,993)	$(4,132,501)	$362,555	$937,838	$1,455,196	$4,464,668	$11,257,811	$7,094,696
Net realized gain/(loss) on investments	82,684,416	8,476,391	285,988,196	(9,990,578)	280,048,876	154,260,338	6,938,039	(10,309,239)	169,829,130	217,155,413	38,018,132	10,488,410
Net increase from payments by affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	299,164,253	31,792,267	669,960,593	15,231,759	293,290,751	141,191,962	14,320,120	(2,158,411)	10,284,968	(166,400,834)	215,074,260	(41,527,845)
Net increase/(decrease) in net assets resulting from operations	376,897,808	38,383,516	1,023,436,573	40,365,609	564,500,634	291,319,799	21,620,714	(11,529,812)	181,569,294	55,219,247	264,350,203	(23,944,739)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	(20,430,235)	(46,697,641)	(58,050,416)	(26,846,037)	(11,425)	(368,800)	—	—	—	—
Trust Class	—	—	(1,078,681)	(3,072,303)	(8,892,266)	(4,113,798)	(4,162)	(78,507)	—	—	(2,198,156)	(6,188,410)
Advisor Class	—	—	(1,468,008)	(4,213,347)	(1,154,080)	(614,615)	—	—	—	—	—	—
Institutional Class	(10,917,361)	(17,230,373)	(8,164,733)	(16,662,037)	(34,989,272)	(14,438,770)	(37,826)	(498,013)	(115,191,642)	(200,706,891)	(9,593,060)	(12,276,671)
Class A	(438,276)	(610,091)	(370,906)	(2,657,602)	(3,702,867)	(1,808,431)	(807)	(50,959)	(8,383,410)	(8,114,216)	(1,119,427)	(3,294,196)
Class C	(225,758)	(487,777)	(38,911)	(819,948)	(1,143,834)	(596,459)	—	(4,534)	(5,779,393)	(6,809,522)	(89,071)	(478,535)
Class R3	—	—	(8,965)	(26,674)	(1,395,759)	(2,940,823)	(78)	(7,197)	—	—	(244,645)	(889,106)
Class R6	(1,051,407)	(5,721)	(2,120,487)	(3,363,793)	(52,695,641)	(24,076,088)	(102)	(371)	—	—	(2,684,462)	(4,945,273)
Tax return of capital:
Institutional Class	—	—	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(12,632,802)	(18,333,962)	(33,680,926)	(77,513,345)	(162,024,135)	(75,435,021)	(54,400)	(1,008,381)	(129,354,445)	(215,630,629)	(15,928,821)	(28,072,191)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	181,721,255	21,973,394	8,427,112	7,662,038	2,605,124	1,339,854	—	—	—	—
Trust Class	—	—	38,659,593	7,261,960	14,641,683	11,240,993	407,063	218,636	—	—	25,470,008	26,231,662
Advisor Class	—	—	34,170,739	6,711,198	4,393,464	2,575,403	—	—	—	—	—	—
Institutional Class	411,294,676	158,508,399	4,014,187,453	231,763,696	110,644,195	88,459,369	1,639,298	6,241,860	45,743,956	143,585,948	349,440,252	271,791,923
Class A	30,536,745	11,162,084	150,482,658	32,432,910	12,205,286	8,395,486	152,672	701,730	10,055,868	11,512,018	28,468,974	32,906,523
Class C	6,497,288	2,041,070	87,614,778	7,025,508	1,107,474	1,379,107	143,747	166,683	2,189,068	4,241,249	3,120,369	5,276,711
Class R3	—	—	1,697,270	47,320	5,366,627	5,501,528	347,826	289,245	—	—	5,317,825	5,925,863
Class R6	70,343,766	38,908	59,105,641	95,242,456	200,567,729	91,657,921	—	—	—	—	62,761,594	64,676,493
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	19,601,816	44,935,853	55,465,169	25,529,038	10,798	348,989	—	—	—	—
Trust Class	—	—	1,023,865	2,908,857	8,891,643	4,112,974	4,096	76,684	—	—	2,175,437	6,120,465
Advisor Class	—	—	1,465,423	4,194,554	784,013	420,031	—	—	—	—	—	—
Institutional Class	9,932,068	14,983,837	6,385,077	12,926,537	34,670,570	14,161,776	37,825	498,013	108,174,760	180,707,254	8,292,727	10,458,036
Class A	378,854	569,699	202,660	2,135,745	3,254,839	1,666,053	705	37,549	7,411,395	7,132,839	1,026,529	3,118,157
Class C	199,167	419,712	22,767	421,383	1,091,464	575,702	—	3,898	5,304,954	6,068,379	85,494	427,559
Class R3	—	—	8,610	25,595	1,371,835	2,904,941	69	5,002	—	—	243,941	871,789
Class R6	1,050,853	4,939	2,119,897	3,362,619	50,323,184	22,949,077	—	—	—	—	2,676,754	4,945,248

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020
Payments for shares redeemed:
Investor Class	—	—	(173,343,216)	(141,379,869)	(76,486,949)	(51,645,252)	(2,644,136)	(8,267,814)	—	—	—	—
Trust Class	—	—	(24,141,015)	(24,245,862)	(21,181,230)	(18,986,114)	(988,992)	(2,181,027)	—	—	(20,816,568)	(41,416,649)
Advisor Class	—	—	(41,803,744)	(24,531,557)	(4,905,939)	(5,754,654)	—	—	—	—	—	—
Institutional Class	(312,262,059)	(212,115,226)	(568,756,731)	(203,718,206)	(99,159,527)	(89,293,824)	(4,634,426)	(28,878,354)	(316,953,452)	(661,218,541)	(145,292,786)	(132,413,740)
Class A	(13,639,389)	(10,904,319)	(53,784,445)	(64,528,418)	(12,250,293)	(11,718,186)	(940,752)	(4,565,647)	(11,570,881)	(22,829,964)	(24,700,337)	(32,399,632)
Class C	(5,606,735)	(7,795,495)	(7,254,222)	(11,426,103)	(2,773,040)	(2,863,607)	(306,563)	(579,206)	(13,212,368)	(14,630,103)	(3,586,968)	(5,777,646)
Class R3	—	—	(627,631)	(160,165)	(5,258,817)	(39,814,821)	(436,957)	(1,595,587)	—	—	(5,669,905)	(9,990,276)
Class R6	(17,399,031)	(140,417)	(9,619,225)	(2,222,639)	(159,835,132)	(123,332,489)	—	—	—	—	(41,889,221)	(26,465,104)
Net increase/(decrease) from Fund share transactions	181,326,203	(43,226,809)	3,719,139,273	1,156,766	131,355,360	(54,217,510)	(4,602,603)	(36,139,492)	(162,856,700)	(345,430,921)	247,124,119	184,287,382
Net Increase/(Decrease) in Net Assets	545,591,209	(23,177,255)	4,708,894,920	(35,990,970)	533,831,859	161,667,268	16,963,711	(48,677,685)	(110,641,851)	(505,842,303)	495,545,501	132,270,452
Net Assets:
Beginning of year	587,611,434	610,788,689	1,747,601,556	1,783,592,526	1,599,271,474	1,437,604,206	43,626,251	92,303,936	681,576,559	1,187,418,862	645,200,353	512,929,901
End of year	$1,133,202,643	$587,611,434	$6,456,496,476	$1,747,601,556	$2,133,103,333	$1,599,271,474	$60,589,962	$43,626,251	$570,934,708	$681,576,559	$1,140,745,854	$645,200,353

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND		U.S. EQUITY IMPACT FUND
	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Period from March 23, 2021 (Commencement of Operations) to August 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(3,020,583)	$(1,552,094)	$8,337,425	$10,866,289	$(5,093)
Net realized gain/(loss) on investments	89,473,676	5,562,877	211,390,784	64,181,966	(38,197)
Net increase from payments by affiliates	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	1,645,503	48,380,953	303,276,347	165,175,329	777,729
Net increase/(decrease) in net assets resulting from operations	88,098,596	52,391,736	523,004,556	240,223,584	734,439
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(918,631)	(2,595,094)	(24,529,117)	(39,991,579)	—
Trust Class	(57,855)	(180,321)	(7,540,489)	(13,436,402)	—
Advisor Class	(42,672)	(110,899)	—	—	—
Institutional Class	(2,177,438)	(3,818,421)	(47,256,605)	(70,956,106)	—
Class A	(296,389)	(1,158,204)	(5,982,035)	(8,167,976)	—
Class C	(62,596)	(182,145)	(2,383,226)	(3,811,205)	—
Class R3	(47,892)	(98,288)	(1,549,909)	(2,679,806)	—
Class R6	(599,444)	(842,788)	(15,797,953)	(19,113,173)
Tax return of capital:
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Total distributions to shareholders	(4,202,917)	(8,986,160)	(105,039,334)	(158,156,247)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,247,751	2,907,583	56,659,705	32,153,952	—
Trust Class	242,499	140,270	18,321,793	12,221,022	—
Advisor Class	802,448	682,224	—	—	—
Institutional Class	111,080,915	104,169,857	194,252,822	142,867,928	5,346,069
Class A	9,404,702	10,078,973	53,333,094	17,506,200	203,363
Class C	1,715,123	1,534,966	5,416,990	3,851,028	30,000
Class R3	3,596,155	1,875,473	4,467,511	6,062,242	—
Class R6	47,160,598	19,318,647	142,685,592	108,933,404	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND		U.S. EQUITY IMPACT FUND
	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Period from March 23, 2021 (Commencement of Operations) to August 31, 2021
Proceeds from reinvestment of dividends and distributions:
Investor Class	902,822	2,558,816	23,325,011	38,305,688	—
Trust Class	53,533	163,896	7,492,180	13,361,172	—
Advisor Class	42,672	110,899	—	—	—
Institutional Class	2,173,942	3,809,945	43,404,634	64,321,004	—
Class A	291,535	1,124,046	5,347,193	7,522,495	—
Class C	62,596	180,348	2,183,695	3,319,170	—
Class R3	47,374	92,624	1,531,321	2,542,907	—
Class R6	599,116	841,917	15,797,954	19,113,173	—
Payments for shares redeemed:
Investor Class	(9,869,961)	(9,661,465)	(168,889,177)	(109,262,754)	—
Trust Class	(676,038)	(1,019,101)	(31,876,980)	(71,581,151)	—
Advisor Class	(945,169)	(832,128)	—	—	—
Institutional Class	(80,195,379)	(59,530,888)	(215,483,275)	(318,730,973)	—
Class A	(12,360,984)	(41,076,867)	(25,837,252)	(27,467,966)	—
Class C	(931,767)	(2,136,117)	(10,252,728)	(16,254,483)	—
Class R3	(2,224,519)	(1,146,247)	(16,054,522)	(14,062,796)	—
Class R6	(42,304,712)	(8,920,749)	(186,725,154)	(142,407,894)	—
Net increase/(decrease) from Fund share transactions	31,915,252	25,266,922	(80,899,593)	(227,686,632)	5,579,432
Net Increase/(Decrease) in Net Assets	115,810,931	68,672,498	337,065,629	(145,619,295)	6,313,871
Net Assets:
Beginning of year	307,139,474	238,466,976	1,642,427,905	1,788,047,200	—
End of year	$422,950,405	$307,139,474	$1,979,493,534	$1,642,427,905	$6,313,871

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman Integrated Large Cap Fund ("Integrated Large Cap"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Sustainable Equity Fund ("Sustainable Equity") and Neuberger Berman U.S. Equity Impact Fund ("U.S. Equity Impact") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Global Real Estate and Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty-one offer Institutional Class shares, twenty offer Class A shares, twenty offer Class C shares, ten offer Class R3 shares and fourteen offer Class R6 shares. U.S. Equity Impact had no operations until March 23, 2021, other than matters relating to its organization and its registration of shares under the 1933 Act. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, preferred stocks, warrants, rights, master limited partnerships and limited partnerships, and exchange-traded options purchased and written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relative listed bond and preferred stock prices and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Publicly traded securities acquired via a private investment in public equity ("PIPE") transaction are typically valued at a discount to the market price of an issuer's common stock. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up time period and volatility of the underlying security (Level 2 inputs).

Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating this guidance.

3  Foreign currency translations: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the year ended August 31, 2021, were $1,539, $1,229, $25,822, $182,896, $4,104, $59,297, $323, $2,237,490, $166,280, $1,390, $1,726,630, $4,468, $325,231 $124,351, $115,941 and $41,254 for Emerging Markets Equity, Equity Income, Focus, Genesis, Greater China Equity, Guardian, Integrated Large Cap, International Equity, International Select, Intrinsic Value, Large Cap Value, Mid Cap Growth, Multi-Cap Opportunities, Real Estate, Small Cap Growth and Sustainable Equity, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to, and the intention of U.S. Equity Impact to, qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of August 31, 2021, the Funds did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at August 31, 2021 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$45,793,431	$25,844,563	$469,293	$25,375,270
Emerging Markets Equity	1,041,888,144	364,877,419	87,469,889	277,407,530
Equity Income	799,438,258	367,251,612	473,970	366,777,642
Focus	671,274,720	295,263,629	1,487,989	293,775,640
Genesis	5,507,918,207	7,502,256,837	102,859,417	7,399,397,420
Global Real Estate	3,619,084	737,387	107,350	630,037
Greater China Equity	57,461,332	10,115,510	5,355,688	4,759,822
Guardian	1,119,804,896	984,196,412	6,978,942	977,217,470
Integrated Large Cap	3,312,472	1,309,111	20,580	1,288,531
International Equity	1,418,511,262	530,846,283	8,829,970	522,016,313
International Select	116,524,695	50,751,707	223,635	50,528,072
International Small Cap	2,895,407	1,099,095	82,254	1,016,841
Intrinsic Value	740,163,913	424,956,168	29,817,875	395,138,293
Large Cap Value	5,974,963,105	873,006,163	23,243,607	849,762,556
Mid Cap Growth	1,312,413,513	876,182,088	21,684,883	854,497,205
Mid Cap Intrinsic Value	44,651,040	18,288,723	2,562,630	15,726,093
Multi-Cap Opportunities	238,137,191	335,796,744	95,857	335,700,887
Real Estate	870,702,685	279,424,713	9,926,208	269,498,505
Small Cap Growth	372,536,330	77,935,632	20,619,943	57,315,689
Sustainable Equity	1,043,970,919	931,955,954	7,905,898	924,050,056
U.S. Equity Impact	5,522,897	886,418	110,205	776,213

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended August 31, 2021, the Funds recorded permanent reclassifications primarily related to one or more of the following: deemed distributions on shareholder redemptions, prior year true up adjustment, net operating losses written off and gains (losses) & tax adjustments on securities redeemed in kind. For the year ended August 31, 2021, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Dividend Growth	$59,146	$(59,146)
Emerging Markets Equity	—	—
Equity Income	23,912,350	(23,912,350)
Focus	3,128,844	(3,128,844)
Genesis	128,109,281	(128,109,281)
Global Real Estate	7,972	(7,972)
Greater China Equity	147,966	(147,966)
Guardian	7,429,874	(7,429,874)
Integrated Large Cap	—	—
International Equity	13,118,211	(13,118,211)
International Select	1,018,108	(1,018,108)
International Small Cap	—	—
Intrinsic Value	6,190,713	(6,190,713)
Large Cap Value	25,094,687	(25,094,687)
Mid Cap Growth	20,286,398	(20,286,398)
Mid Cap Intrinsic Value	(3,921)	3,921
Multi-Cap Opportunities	47,423,722	(47,423,722)
Real Estate	5,714,205	(5,714,205)
Small Cap Growth	19,416,170	(19,416,170)
Sustainable Equity	28,315,488	(28,315,488)
U.S. Equity Impact	—	—

The tax character of distributions paid during the years ended August 31, 2021, and August 31, 2020, was as follows:

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2021	2020	2021	2020	2021	2020	2021	2020
Dividend Growth	$767,372	$826,386	$—	$—	$—	$—	$767,372	$826,386
Emerging Markets Equity	4,747,815	25,945,704	—	—	—	—	4,747,815	25,945,704
Equity Income	27,378,841	33,695,072	—	47,073,540	—	—	27,378,841	80,768,612
Focus	—	12,478,831	41,875,184	70,064,650	—	—	41,875,184	82,543,481
Genesis	6,270,056	19,901,125	440,622,577	579,781,590	—	—	446,892,633	599,682,715
Global Real Estate	42,240	106,937	—	70,357	—	7,971	42,240	185,265
Greater China Equity	305,564	453,603	—	—	—	—	305,564	453,603
Guardian	29,507,447	33,517,939	93,477,027	45,965,679	—	—	122,984,474	79,483,618

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2021		2020	2021		2020	2021		2020	2021		2020
Integrated Large Cap	$15,617		$70,376	$29,699		$745,427	$—		$—	$45,316		$815,803
International Equity	17,001,303		23,260,718	64,307,708		29,859,700	—		—	81,309,011		53,120,418
International Select	1,262,624		3,198,388	955,383		2,566,009	—		—	2,218,007		5,764,397
International Small Cap	10,984		50,905	64,508		—	—		—	75,492		50,905
Intrinsic Value	—		2,242,126	12,632,802		16,091,836	—		—	12,632,802		18,333,962
Large Cap Value	28,452,253		36,925,536	5,228,673		40,587,809	—		—	33,680,926		77,513,345
Mid Cap Growth	2,963,183		—	159,060,952		75,435,021	—		—	162,024,135		75,435,021
Mid Cap Intrinsic Value	54,400		1,008,381	—		—	—		—	54,400		1,008,381
Multi-Cap Opportunities	1,439,115		10,073,130	127,915,330		205,557,499	—		—	129,354,445		215,630,629
Real Estate	13,773,899		8,647,648	2,154,922		19,424,543	—		—	15,928,821		28,072,191
Small Cap Growth	—		7,190,578	4,202,917		1,795,582	—		—	4,202,917		8,986,160
Sustainable Equity	11,979,850		12,102,329	93,059,484		146,053,918	—		—	105,039,334		158,156,247
U.S. Equity Impact	—	(a)	—	—	(a)	—	—	(a)	—	—	(a)	—

(a)  Period from March 23, 2021 (Commencement of Operations) to August 31, 2021.

As of August 31, 2021, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$483,173	$1,962,388	$25,375,341	$—	$—	$27,820,902
Emerging Markets Equity	2,474,325	—	277,417,491	(32,308,450)	(9,991)	247,573,375
Equity Income	779,548	93,424,225	366,776,677	—	—	460,980,450
Focus	27,196,926	75,293,566	293,774,635	—	—	396,265,127
Genesis	—	1,146,133,239	7,399,397,420	(6,216,537)	(1)	8,539,314,121
Global Real Estate	42,328	121,024	630,050	—	(1,437)	791,965
Greater China Equity	978,112	2,376,951	4,766,103	(3,631,196)	(13,593)	4,476,377
Guardian	68,892,395	98,243,478	977,217,470	(193,376)	1	1,144,159,968
Integrated Large Cap	113,532	310,813	1,288,778	—	—	1,713,123
International Equity	19,719,359	127,720,564	522,124,124	—	—	669,564,047
International Select	1,620,873	11,976,344	50,543,264	—	—	64,140,481
International Small Cap	11,289	165,535	1,017,413	—	—	1,194,237
Intrinsic Value	—	68,350,050	395,138,293	(4,015,095)	(48,009)	459,425,239
Large Cap Value	134,394,255	163,867,651	849,762,556	—	(1)	1,148,024,461
Mid Cap Growth	19,485,079	199,109,753	854,497,224	—	—	1,073,092,056
Mid Cap Intrinsic Value	176,422	—	15,726,093	(5,789,654)	(2)	10,112,859
Multi-Cap Opportunities	4,680,974	113,671,283	335,700,887	—	(1)	454,053,143
Real Estate	6,610,849	21,815,172	269,498,505	—	(2)	297,924,524
Small Cap Growth	35,159,167	30,850,531	57,315,689	—	(1)	123,325,386
Sustainable Equity	11,350,340	134,963,564	924,143,827	—	—	1,070,457,731
U.S. Equity Impact	808	—	776,213	(36,682)	(5,900)	734,439

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, capital loss carryforwards, amortization of organization expenses, tax adjustments related to nontaxable distributions from corporate stock, partnership basis adjustments and mark-to-market adjustments on forwards and passive foreign investment companies ("PFICs") and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2021, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term		Short-Term
Emerging Markets Equity	$—		$32,308,450
Greater China Equity	523,972	*	3,107,224	*
Mid Cap Intrinsic Value	5,789,654		—
U.S. Equity Impact	—		36,682

*  Future utilization is limited under current tax regulation.

During the year ended August 31, 2021, Dividend Growth, Emerging Markets Equity, Greater China Equity and Mid Cap Intrinsic Value utilized capital loss carryforwards of $2,473,840, $107,297,301, $3,053,881 and $7,075,150, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under current tax rules, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net PFIC mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2021, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Genesis	$6,216,537	$—
Intrinsic Value	4,015,095	—

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Equity accrues capital gains tax on unrealized and realized gains for certain securities. At August 31, 2021, Emerging Markets Equity had accrued capital gains taxes of $9,463,695, which is reflected in the Statements of Assets and Liabilities. For the year ended August 31, 2021, Emerging Markets Equity had realized capital gains taxes of $2,699,256, which is reflected in the Statements of Operations.

As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected as "Interest and other income—unaffiliated issuers" in the

Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected as "Miscellaneous and other fees" in the Statements of Operations. When the ECJ tax reclaim is not "more likely than not" to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Statements of Assets and Liabilities.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.

For Funds that invest in REITs, these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At August 31, 2021, these Funds estimated these amounts for the period January 1, 2021 to August 31, 2021 within the financial statements because the 2021 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2021, the character of distributions paid to shareholders of these Funds, if any, disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

8  Organization expenses: Costs incurred by U.S. Equity Impact in connection with its organization, which amounted to $109,010 are disclosed within the Statements of Operations under Organization expense and have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United

States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

In October 2020, the SEC adopted Rule 12d1-4, which permits a Fund to exceed the limits prescribed by Section 12 of the 1940 Act in the absence of an exemptive order, if the Fund complies with the adopted framework for fund of funds arrangements. Rule 12d1-4 contains elements from the SEC's current exemptive orders and rules permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. In connection with the new rule, on or about January 19, 2022, the SEC is expected to rescind the Funds' current exemptive order and Rule 12d1-2 under the 1940 Act. After this occurs, a Fund seeking to exceed the limits in Section 12 of the 1940 Act will need to rely on Rule 12d1-4.

12  Derivative instruments: Certain Funds' use of derivatives during the year ended August 31, 2021, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at August 31, 2021. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund's performance and may increase costs related to a Fund's use of derivatives.

Options: Equity Income used options written to generate incremental returns. Guardian used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Guardian used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At August 31, 2021, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Guardian
Options purchased	Investments in securities, at value	$299,612	$299,612
Total Value—Assets		$299,612	$299,612

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Equity Income
Options written	Option contracts written, at value	$(1,163,285)	$(1,163,285)
Total Value-Liabilities		$(1,163,285)	$(1,163,285)
Guardian
Options written	Option contracts written, at value	$(426,165)	$(426,165)
Total Value—Liabilities		$(426,165)	$(426,165)

The impact of the use of derivative instruments on the Statements of Operations during the year ended August 31, 2021, was as follows:

Realized Gain/(Loss)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$3,723,869	$3,723,869
Total Realized Gain/(Loss)		$3,723,869	$3,723,869
Guardian
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	$2,452,679	$2,452,679
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	1,742,045	1,742,045
Total Realized Gain/(Loss)		$4,194,724	$4,194,724

Change in Appreciation/(Depreciation)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$1,460,499	$1,460,499
Total Change in Appreciation/(Depreciation)		$1,460,499	$1,460,499
Guardian
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	$(3,094,043)	$(3,094,043)
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	894,080	894,080
Total Change in Appreciation/(Depreciation)		$(2,199,963)	$(2,199,963)

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

Management has concluded that Dividend Growth, Emerging Markets Equity, Focus, Genesis, Global Real Estate, Greater China Equity, Integrated Large Cap, International Equity, International Select, International Small Cap, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Small Cap Growth, Sustainable Equity and U.S. Equity Impact did not hold any derivative instruments during the year ended August 31, 2021 that require additional disclosures pursuant to ASC 815.

13  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of August 31, 2021, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

Value of Securities Loaned
Focus	$14,644,435
Guardian	3,974,445
International Small Cap	69,057
Large Cap Value	49,511,147
Mid Cap Growth	19,420,234
Small Cap Growth	4,548,184

As of August 31, 2021, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Focus	$15,201,104	$—	$—	$—	$15,201,104
Guardian	4,002,321	—	—	—	4,002,321
International Small Cap	71,387	—	—	—	71,387
Large Cap Value	51,839,234	—	—	—	51,839,234
Mid Cap Growth	19,998,110	—	—	—	19,998,110
Small Cap Growth	4,544,620	—	—	—	4,544,620

(a)  Amounts represent the payable for loaned securities collateral received.

The Funds are required to disclose both gross and net information for assets and liabilities related to over-the-counter derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Focus, Guardian, International Small Cap, Large Cap Value, Mid Cap Growth and Small Cap Growth held one or more of these investments at August 31, 2021. The Funds' securities lending assets at fair value are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets by counterparty and net of the related collateral received by a Fund as of August 31, 2021.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Focus
Securities Lending	$14,644,435	$—	$14,644,435
Total	$14,644,435	$—	$14,644,435
Guardian
Securities Lending	$3,974,445	$—	$3,974,445
Total	$3,974,445	$—	$3,974,445
International Small Cap
Securities Lending	$69,057	$—	$69,057
Total	$69,057	$—	$69,057
Large Cap Value
Securities Lending	$49,511,147	$—	$49,511,147
Total	$49,511,147	$—	$49,511,147
Mid Cap Growth
Securities Lending	$19,420,234	$—	$19,420,234
Total	$19,420,234	$—	$19,420,234
Small Cap Growth
Securities Lending	$4,548,184	$—	$4,548,184
Total	$4,548,184	$—	$4,548,184

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Focus
SSB	$14,644,435	$—	$(14,644,435)	$—
Total	$14,644,435	$—	$(14,644,435)	$—
Guardian
SSB	$3,974,445	$—	$(3,974,445)	$—
Total	$3,974,445	$—	$(3,974,445)	$—
International Small Cap
SSB	$69,057	$—	$(69,057)	$—
Total	$69,057	$—	$(69,057)	$—
Large Cap Value
SSB	$49,511,147	$—	$(49,511,147)	$—
Total	$49,511,147	$—	$(49,511,147)	$—
Mid Cap Growth
SSB	$19,420,234	$—	$(19,420,234)	$—
Total	$19,420,234	$—	$(19,420,234)	$—
Small Cap Growth
SSB	$4,548,184	$—	$(4,548,184)	$—
Total	$4,548,184	$—	$(4,548,184)	$—

(a)  Collateral received is limited to an amount not to exceed 100% of the net amount of assets in the tables presented above.

(b)  Net Amount represents amounts subject to loss at August 31, 2021, in the event of a counterparty failure.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  In-kind redemption: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended August 31, 2021, Small Cap Growth realized net gains of $4,925,623 on $18,488,890 of in-kind redemptions. During the year ended August 31, 2020, International Select realized net losses of $(191,436) on $30,830,767 of in-kind redemptions.

16  Special purpose acquisition company: The Funds may acquire an interest in a special purpose acquisition company ("SPAC") in an Initial Public Offering ("IPO"), via a private placement or a secondary market transaction. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund's performance if the Fund is invested in the SPAC during such period. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. These transactions will require the approval of the respective shareholders and are subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the SPAC's acquisition may not close and, to the extent a Fund had committed to participate in a private placement (i.e, PIPE transaction), such Fund will no longer be obligated to fulfill its commitment.

17  Private investment in public equity: The Funds may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. A Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including securities issued by a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last an uncertain amount of time and may be many months. Until the public registration process is completed, securities acquired via a PIPE are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause these securities to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Certain PIPE transactions could be treated and presented as derivatives or commitments on the statement of assets and liabilities based on the terms and considerations of each agreement.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

19  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Funds.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $10 billion	Thereafter
For Genesis:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.60%
For Intrinsic Value and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%	0.85%

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $10 billion	Thereafter
For Global Real Estate and Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(a):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%	0.70%
For International Small Cap:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Select, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(a) and Sustainable Equity:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
For Integrated Large Cap:
0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
For U.S. Equity Impact
0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

(a)  NBIA has voluntarily agreed to waive and/or reimburse its management fee for the below Funds. NBIA may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to these respective Funds. Fees voluntarily waived and/or reimbursed are not subject to recovery by NBIA.

Fund	Percentage of Average Daily Net Assets Waived and/or Reimbursed	Effective date(s)	Management Fees Waived and/or Reimbursed for the Year Ended August 31, 2021
International Equity	0.10%	10/22/19	$1,776,657
Mid Cap Intrinsic Value	8.93%	1/15/21 – 1/18/21	$86,674
	0.21%	9/1/20 – 1/14/21

Accordingly, for the year ended August 31, 2021, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
Dividend Growth	0.50%		International Small Cap	0.85%
Emerging Markets Equity	0.95%		Intrinsic Value	0.78%
Equity Income	0.50%		Large Cap Value	0.45%
Focus	0.52%		Mid Cap Growth	0.48%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55	%(b)
Greater China Equity	1.10%		Multi-Cap Opportunities	0.58%
Guardian	0.48%		Small Cap Growth	0.83%
International Equity	0.78	%(a)	Sustainable Equity	0.48%
International Select	0.55%

(a)  0.68% annual effective net rate of the Fund's average daily net assets.

(b)  0.39% annual effective net rate of the Fund's average daily net assets.

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At August 31, 2021, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended August 31,
				2019	2020	2021
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2022	2023	2024
Dividend Growth Institutional Class	0.69%		8/31/24	$253,857	$233,246	$241,524
Dividend Growth Class A	1.05%		8/31/24	9,695	7,746	7,463
Dividend Growth Class C	1.80%		8/31/24	15,075	11,655	8,038
Dividend Growth Class R6	0.59	%(b)	8/31/24	158	191	294
Emerging Markets Equity Institutional Class	1.25%		8/31/24	—	—	—
Emerging Markets Equity Class A	1.50%		8/31/24	51,901	34,659	22,865
Emerging Markets Equity Class C	2.25%		8/31/24	9,302	6,296	3,949
Emerging Markets Equity Class R3	1.91%		8/31/24	177	508	—
Emerging Markets Equity Class R6	1.15	%(b)	8/31/24	—	—	—
Equity Income Institutional Class	0.80%		8/31/24	—	—	—
Equity Income Class A	1.16%		8/31/24
Equity Income Class C	1.91%		8/31/24	—	—	—
Equity Income Class R3	1.41%		8/31/24	—	—	—
Focus Trust Class	1.50%		8/31/24	—	—	—
Focus Advisor Class	1.50%		8/31/24	—	—	—
Focus Institutional Class	0.75%		8/31/24	—	—	—
Focus Class A	1.11%		8/31/24	261	272	—
Focus Class C	1.86%		8/31/24	193	96	162

				Expenses Reimbursed in Year Ended August 31,
				2019	2020	2021
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2022	2023	2024
Genesis Trust Class	1.50%		8/31/24	$—	$—	$—
Genesis Advisor Class	1.50%		8/31/24	—	—	—
Genesis Institutional Class	0.85%		8/31/24	—	—	—
Genesis Class R6	0.75%		8/31/24	—	—	—
Global Real Estate Institutional Class	1.00%		8/31/24	227,837	205,632	239,478
Global Real Estate Class A	1.36%		8/31/24	27,482	26,471	24,623
Global Real Estate Class C	2.11%		8/31/24	26,045	22,306	22,202
Greater China Equity Institutional Class	1.50%		8/31/24	173,901	144,843	165,224
Greater China Equity Class A	1.86%		8/31/24	30,826	21,307	16,015
Greater China Equity Class C	2.61%		8/31/24	801	603	768
Guardian Trust Class	1.50%		8/31/24	—	—	—
Guardian Advisor Class	1.50%		8/31/24	—	—	—
Guardian Institutional Class	0.75%		8/31/24	—	—	—
Guardian Class A	1.11%		8/31/24	—	—	—
Guardian Class C	1.86%		8/31/24	—	—	—
Guardian Class R3	1.36%		8/31/24	91	—	37
Guardian Class R6	0.65%		8/31/24	8	—	37
Integrated Large Cap Institutional Class	0.40	%(b)(e)	8/31/24	286,177	253,491	240,053
Integrated Large Cap Class A	0.76	%(b)(e)	8/31/24	23,143	21,140	23,755
Integrated Large Cap Class C	1.51	%(b)(e)	8/31/24	7,214	7,187	6,385
International Equity Investor Class	1.40%		8/31/24	—	—	—
International Equity Trust Class	2.00%		8/31/24	—	—	—
International Equity Institutional Class	0.85%		8/31/24	877,385	342,202	394,617
International Equity Class A	1.21%		8/31/24	35,772	11,946	18,701
International Equity Class C	1.96%		8/31/24	7,523	2,115	2,857
International Equity Class R6	0.75	%(b)	8/31/24	48,635	15,901	22,906
International Select Trust Class	1.15%		8/31/24	17,860	12,734	14,610
International Select Institutional Class	0.80%		8/31/24	223,768	176,566	225,741
International Select Class A	1.16%		8/31/24	5,946	4,320	6,545
International Select Class C	1.91%		8/31/24	3,369	2,173	1,554
International Select Class R3	1.41%		8/31/24	5,140	3,284	3,504
International Select Class R6	0.70	%(b)	8/31/24	31,580	24,937	2,510
International Small Cap Institutional Class	1.05%		8/31/24	281,758	259,992	239,386
International Small Cap Class A	1.41%		8/31/24	9,070	6,925	27,225
International Small Cap Class C	2.16%		8/31/24	6,779	5,773	18,529
International Small Cap Class R6	0.95	%(b)	8/31/24	11,852	11,384	37,827
Intrinsic Value Institutional Class	1.00%		8/31/24	246,027	238,438	—

				Expenses Reimbursed in Year Ended August 31,
				2019	2020	2021
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2022	2023	2024
Intrinsic Value Class A	1.36%		8/31/24	$15,978	$11,833	$923
Intrinsic Value Class C	2.11%		8/31/24	8,765	6,344	—
Intrinsic Value Class R6	0.90%		8/31/24	—	—	—
Large Cap Value Trust Class	1.50%		8/31/24	—	—	—
Large Cap Value Advisor Class	1.50%		8/31/24	—	—	—
Large Cap Value Institutional Class	0.70%		8/31/24	—	—	—
Large Cap Value Class A	1.11%		8/31/24	—	—	—
Large Cap Value Class C	1.86%		8/31/24	—	—	—
Large Cap Value Class R3	1.36%		8/31/24	—	—	—
Large Cap Value Class R6	0.60%		8/31/24	—	—	—
Mid Cap Growth Trust Class	1.50%		8/31/24	—	—	—
Mid Cap Growth Advisor Class	1.50%		8/31/24	—	—	—
Mid Cap Growth Institutional Class	0.75%		8/31/24	—	—	—
Mid Cap Growth Class A	1.11%		8/31/24	—	—	—
Mid Cap Growth Class C	1.86%		8/31/24	—	—	—
Mid Cap Growth Class R3	1.36%		8/31/24	—	—	—
Mid Cap Growth Class R6	0.65	%(b)	8/31/24	—	—	—
Mid Cap Intrinsic Value Investor Class	1.50	%(e)	8/31/24	—	—	—
Mid Cap Intrinsic Value Trust Class	1.25	%(e)	8/31/24	5,026	1,060	16,735
Mid Cap Intrinsic Value Institutional Class	0.85%		8/31/24	47,471	21,517	41,436
Mid Cap Intrinsic Value Class A	1.21%		8/31/24	9,892	2,553	5,029
Mid Cap Intrinsic Value Class C	1.96%		8/31/24	2,255	1,036	3,113
Mid Cap Intrinsic Value Class R3	1.46%		8/31/24	2,681	551	2,485
Mid Cap Intrinsic Value Class R6	0.75%		8/31/24	41 (c)	—	211
Multi-Cap Opportunities Institutional Class	1.00%		8/31/24	—	—	—
Multi-Cap Opportunities Class A	1.36%		8/31/24	—	—	—
Multi-Cap Opportunities Class C	2.11%		8/31/24	—	—	—
Real Estate Trust Class	1.50	%(e)	8/31/24	—	—	—
Real Estate Institutional Class	0.85%		8/31/24	367,084	466,267	844,090
Real Estate Class A	1.21%		8/31/24	122,879	119,449	119,798
Real Estate Class C	1.96%		8/31/24	25,121	21,506	17,083
Real Estate Class R3	1.46%		8/31/24	41,328	35,992	30,796
Real Estate Class R6	0.75	%(b)	8/31/24	127,316	180,533	225,255
Small Cap Growth Investor Class	1.30	%(e)	8/31/24	176,976	68,298	—
Small Cap Growth Trust Class	1.40	%(e)	8/31/24	13,037	5,823	3,373
Small Cap Growth Advisor Class	1.60	%(e)	8/31/24	6,659	2,721	964
Small Cap Growth Institutional Class	0.90%		8/31/24	153,070	299,687	399,798

				Expenses Reimbursed in Year Ended August 31,
				2019	2020	2021
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2022	2023	2024
Small Cap Growth Class A	1.26%		8/31/24	$87,247	$94,216	$63,269
Small Cap Growth Class C	2.01%		8/31/24	16,005	12,391	11,925
Small Cap Growth Class R3	1.51%		8/31/24	14,401	8,531	11,036
Small Cap Growth Class R6	0.80	%(b)	8/31/24	5,523 (f)	70,197	105,409
Sustainable Equity Trust Class	1.50%		8/31/24	—	—	—
Sustainable Equity Institutional Class	0.75%		8/31/24	—	—	—
Sustainable Equity Class A	1.11%		8/31/24	—	—	—
Sustainable Equity Class C	1.86%		8/31/24	—	—	—
Sustainable Equity Class R3	1.36%		8/31/24	—	—	—
Sustainable Equity Class R6	0.65	%(b)	8/31/24	—	—	—
U.S. Equity Impact Institutional Class	0.90%		8/31/24	—	—	197,957	(g)
U.S. Equity Impact Class A	1.26%		8/31/24	—	—	6,127	(g)
U.S. Equity Impact Class C	2.01%		8/31/24	—	—	2,706	(g)

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Dividend Growth Class R6	0.62%	12/6/18
Emerging Markets Equity Class R6	1.18%	12/6/18
Integrated Large Cap Institutional Class	0.75%	9/3/19
Integrated Large Cap Class A	1.11%	9/3/19
Integrated Large Cap Class C	1.86%	9/3/19
International Equity Class R6	0.78%	12/6/18
International Select Class R6	0.73%	12/6/18
International Small Cap Class R6	0.98%	12/6/18
Mid Cap Growth Class R6	0.68%	12/6/18
Real Estate Class R6	0.78%	12/6/18
Small Cap Growth Class R6	0.83%	12/6/18
Sustainable Equity Class R6	0.68%	12/6/18

(c)  Period from March 29, 2019 (Commencement of Operations) to August 31, 2019.

(d)  Period from January 18, 2019 (Commencement of Operations) to August 31, 2019.

(e)  In addition to the contractual undertaking described above, NBIA has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below. Voluntary reimbursements are not subject to recovery by NBIA and are terminable by NBIA upon notice to the Fund.

Class	Voluntary Expense Limitation	Effective Date(s)	Fees Voluntarily Waived for Year Ended August 31, 2021
Integrated Large Cap Institutional Class	0.40%	9/1/19 – 9/2/19	$—
Integrated Large Cap Class A	0.76%	9/1/19 – 9/2/19	—
Integrated Large Cap Class C	1.51%	9/1/19 – 9/2/19	—
Mid Cap Intrinsic Value Investor Class	0.96%	1/19/21	$96,337
Mid Cap Intrinsic Value Trust Class	1.20%	1/19/21	2,102
Real Estate Trust Class	1.04%	12/16/11	411,546
Small Cap Growth Investor Class	1.01%	1/19/21	169,764
Small Cap Growth Investor Class	1.18%	11/15/18 – 1/18/21
Small Cap Growth Investor Class	1.20%	9/7/18 – 11/14/18	—
Small Cap Growth Investor Class	1.21%	9/1/18 – 9/6/18	—
Small Cap Growth Trust Class	1.25%	1/19/21	7,162
Small Cap Growth Trust Class	1.29%	9/7/18 – 1/18/21
Small Cap Growth Trust Class	1.37%	9/1/18 – 9/6/18
Small Cap Growth Advisor Class	1.40%	1/27/21	7,317
Small Cap Growth Advisor Class	1.35%	1/19/21 – 1/26/21
Small Cap Growth Advisor Class	1.44%	9/7/18 – 1/18/21
Small Cap Growth Advisor Class	1.51%	9/1/18 – 9/6/18	—

(f)  Period from September 7, 2018 (Commencement of Operations) to August 31, 2019.

(g)  Period from March 23, 2021 (Commencement of Operations) to August 31, 2021.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended August 31, 2021, the following classes repaid NBIA under their respective contractual expense limitation agreements as follows:

Class	Expenses Repaid to NBIA
Emerging Markets Equity Institutional Class	$231,794
Emerging Markets Equity Class R3	92
Emerging Markets Equity Class R6	7,769
Focus Institutional Class	169
Focus Class A	80
Genesis Class R6	350,384
Intrinsic Value Institutional Class	81,853
Intrinsic Value Class C	833
Intrinsic Value Class R6	138

NBIA retains Green Court Capital Management Limited ("Green Court") as the subadviser to Greater China Equity. Green Court is responsible for making and implementing investment decisions and for the day-to-day management of the Fund.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from the Trust Class of each of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended August 31, 2021, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$409	$—	$—	$—
Dividend Growth Class C	—	25	—	—
Emerging Markets Equity Class A	666	—	—	—
Emerging Markets Equity Class C	—	677	—	—
Equity Income Class A	8,609	—	—	—
Equity Income Class C	—	1,296	—	—
Focus Class A	374	—	—	—
Focus Class C	—	—	—	—
Global Real Estate Class A	—	—	—	—
Global Real Estate Class C	—	—	—	—
Greater China Equity Class A	—	—	—	—
Greater China Equity Class C	—	—	—	—
Guardian Class A	2,424	—	—	—
Guardian Class C	—	—	—	—
Integrated Large Cap Class A	65	—	—	—
Integrated Large Cap Class C	—	—	—	—
International Equity Class A	431	—	—	—
International Equity Class C	—	1,159	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
International Select Class A	$1,823	$—	$—	$—
International Select Class C	—	—	—	—
International Small Cap Class A	—	—	—	—
International Small Cap Class C	—	—	—	—
Intrinsic Value Class A	19,855	—	—	—
Intrinsic Value Class C	—	1,130	—	—
Large Cap Value Class A	143,058	—	—	—
Large Cap Value Class C	—	7,636	—	—
Mid Cap Growth Class A	4,073	—	—	—
Mid Cap Growth Class C	—	77	—	—
Mid Cap Intrinsic Value Class A	214	—	—	—
Mid Cap Intrinsic Value Class C	—	220	—	—
Multi-Cap Opportunities Class A	5,139	—	—	—
Multi-Cap Opportunities Class C	—	1,078	—	—
Real Estate Class A	21,880	—	—	—
Real Estate Class C	—	2,606	—	—
Small Cap Growth Class A	11,800	—	—	—
Small Cap Growth Class C	—	554	—	—
Sustainable Equity Class A	12,728	—	—	—
Sustainable Equity Class C	—	1,643	—	—
U.S. Equity Impact Class A	—	—	—	—
U.S. Equity Impact Class C	—	—	—	—

Note C—Securities Transactions:

During the year ended August 31, 2021, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

	Purchases	Sales		Purchases	Sales
Dividend Growth	$18,702,628	$19,768,739	International Small Cap	$1,520,306	$569,726
Emerging Markets Equity	636,582,156	584,185,378	Intrinsic Value	288,456,833	192,580,895
Equity Income	445,930,453	774,493,870	Large Cap Value	6,649,719,191	3,138,566,261
Focus	1,018,051,678	1,071,292,170	Mid Cap Growth	774,855,824	846,014,192
Genesis	1,349,480,141	2,260,753,074	Mid Cap Intrinsic Value	15,905,594	20,927,090
Global Real Estate	3,131,822	1,515,973	Multi-Cap Opportunities	87,857,639	371,796,448
Greater China Equity	48,584,061	47,153,674	Real Estate	437,766,422	182,755,639
Guardian	493,959,087	569,748,830	Small Cap Growth	525,806,717	486,357,164
Integrated Large Cap	2,151,155	2,119,079	Sustainable Equity	276,028,294	483,303,928
International Equity	445,222,724	493,579,310	U.S. Equity Impact	5,935,159	406,933
International Select	32,206,228	54,045,406

During the year ended August 31, 2021, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2021, and August 31, 2020, was as follows:

	For the Year Ended August 31, 2021				For the Year Ended August 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Dividend Growth
Institutional Class	701,714	46,399	(612,456)	135,657	265,103	58,222	(988,022)	(664,697)
Class A	4,529	949	(37,543)	(32,065)	13,274	1,090	(26,008)	(11,644)
Class C	15,755	539	(117,804)	(101,510)	3,900	435	(42,823)	(38,488)
Class R6	—	—	—	—	—	—	(864)	(864)
Emerging Markets Equity
Institutional Class	10,786,746	71,081	(11,523,548)	(665,721)	21,134,967	410,953	(37,001,256)	(15,455,336)
Class A	428,664	1,218	(619,405)	(189,523)	817,722	18,342	(1,652,098)	(816,034)
Class C	36,627	—	(53,824)	(17,197)	39,805	1,213	(224,200)	(183,182)
Class R3	8,594	—	(11,968)	(3,374)	12,600	368	(24,986)	(12,018)
Class R6	3,573,474	49,835	(770,740)	2,852,569	1,754,547	228,737	(4,123,220)	(2,139,936)
Equity Income
Institutional Class	8,807,196	1,593,759	(30,626,069)	(20,225,114)	11,247,353	4,674,484	(24,197,398)	(8,275,561)
Class A	2,242,167	170,226	(2,291,839)	120,554	4,083,332	528,850	(3,265,732)	1,346,450
Class C	211,038	69,016	(2,899,275)	(2,619,221)	467,370	464,608	(6,608,532)	(5,676,554)
Class R3	29,454	1,478	(120,381)	(89,449)	69,726	6,955	(93,448)	(16,767)
Focus
Investor Class	108,704	1,224,726	(1,635,972)	(302,542)	165,478	2,745,462	(2,537,695)	373,245
Trust Class	38,119	86,438	(271,787)	(147,230)	42,847	211,923	(424,820)	(170,050)
Advisor Class	13,997	3,607	(22,236)	(4,632)	7,156	7,517	(13,608)	1,065
Institutional Class	327,126	31,909	(103,706)	255,329	261,668	49,459	(168,003)	143,124
Class A	8,983	5,521	(38,615)	(24,111)	7,946	12,090	(17,660)	2,376
Class C	1,720	1,075	(32,090)	(29,295)	3,853	5,476	(8,836)	493
Genesis
Investor Class	2,031,072	1,017,520	(3,507,339)	(458,747)	1,832,620	1,556,094	(4,828,105)	(1,439,391)
Trust Class	1,789,790	712,249	(5,412,514)	(2,910,475)	2,436,160	1,283,899	(8,026,116)	(4,306,057)
Advisor Class	174,572	76,849	(489,389)	(237,968)	242,155	139,617	(967,347)	(585,575)
Institutional Class	8,536,526	1,696,464	(14,339,384)	(4,106,394)	13,932,495	2,583,175	(16,165,018)	350,652
Class R6	10,774,140	2,844,261	(12,532,462)	1,085,939	8,851,372	4,372,286	(14,851,484)	(1,627,826)
Global Real Estate
Institutional Class	188,306	3,101	(52,666)	138,741	37,033	13,877	(215,176)	(164,266)
Class A	4,268	116	(3,125)	1,259	10,866	757	(22,897)	(11,274)
Class C	198	39	(247)	(10)	2,816	521	(12,485)	(9,148)

	For the Year Ended August 31, 2021				For the Year Ended August 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Greater China Equity(a)
Institutional Class	1,273,004	20,577	(1,112,044)	181,537	1,058,154	34,993	(1,410,209)	(317,062)
Class A	—	446	(97,121)	(96,675)	—	2,885	(289,850)	(286,965)
Class C	—	—	(4,501)	(4,501)	—	—	(750)	(750)
Guardian
Investor Class	766,585	4,409,197	(4,179,916)	995,866	749,150	3,550,084	(5,107,798)	(808,564)
Trust Class	112,262	131,099	(282,507)	(39,146)	206,075	113,273	(982,194)	(662,846)
Advisor Class	283,200	19,507	(35,173)	267,534	2,488	531	(3,390)	(371)
Institutional Class	1,253,615	503,014	(1,186,128)	570,501	2,853,280	339,279	(1,381,225)	1,811,334
Class A	227,442	26,552	(173,566)	80,428	333,281	13,129	(306,737)	39,673
Class C	22,983	7,755	(22,971)	7,767	30,574	5,344	(36,513)	(595)
Class R3	12,304	546	(6,030)	6,820	926	356	(2,326)	(1,044)
Class R6	5,880	238	(473)	5,645	—	—	—	—
Integrated Large Cap
Institutional Class	1,280	5,663	(27)	6,916	114,017	110,895	(213,788)	11,124
Class A	12,588	295	(3,567)	9,316	12,230	6,905	(15,577)	3,558
Class C	—	18	(2,341)	(2,323)	—	944	(1,865)	(921)
International Equity
Investor Class	204,397	300,522	(1,121,553)	(616,634)	144,782	174,329	(1,197,372)	(878,261)
Trust Class	67,822	84,355	(310,856)	(158,679)	132,520	50,430	(550,480)	(367,530)
Institutional Class	16,835,379	3,772,010	(18,264,219)	2,343,170	58,221,663	2,153,920	(88,238,680)	(27,863,097)
Class A	710,522	28,610	(867,800)	(128,668)	1,367,720	19,729	(1,596,766)	(209,317)
Class C	85,153	17,334	(151,448)	(48,961)	52,508	9,136	(305,626)	(243,982)
Class R6	647,867	265,301	(1,325,623)	(412,455)	1,420,437	178,437	(2,626,329)	(1,027,455)
International Select
Trust Class	8,872	4,073	(19,586)	(6,641)	17,970	10,528	(48,830)	(20,332)
Institutional Class	645,941	136,482	(2,116,945)	(1,334,522)	1,498,164	312,909	(2,242,929)	(431,856)
Class A	85,087	1,643	(57,838)	28,892	81,072	5,307	(120,404)	(34,025)
Class C	22,402	355	(41,804)	(19,047)	7,139	1,637	(69,777)	(61,001)
Class R3	24,296	779	(79,767)	(54,692)	37,780	3,112	(68,151)	(27,259)
Class R6	24,751	1,989	(92,497)	(65,757)	332,887	86,349	(2,690,919)	(2,271,683)
International Small Cap
Institutional Class	46,472	3,706	(3,375)	46,803	23,474	3,730	(396,829)	(369,625)
Class A	17,117	50	(287)	16,880	489	8	(1,351)	(854)
Class C	—	—	—	—	—	—	(970)	(970)
Class R6	—	—	—	—	—	—	—	—

	For the Year Ended August 31, 2021				For the Year Ended August 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Intrinsic Value
Institutional Class	18,981,360	544,222	(15,425,942)	4,099,640	12,205,423	972,976	(16,081,683)	(2,903,284)
Class A	1,404,670	20,943	(663,137)	762,476	808,186	37,187	(805,477)	39,896
Class C	298,905	11,208	(279,084)	31,029	149,914	27,667	(586,692)	(409,111)
Class R6	4,159,611	57,424	(736,243)	3,480,792	2,736	320	(9,629)	(6,573)
Large Cap Value
Investor Class	4,233,504	552,320	(4,261,448)	524,376	753,034	1,407,324	(4,778,325)	(2,617,967)
Trust Class	912,096	28,800	(590,982)	349,914	239,611	90,959	(850,438)	(519,868)
Advisor Class	795,455	41,187	(1,039,633)	(202,991)	229,784	130,998	(835,350)	(474,568)
Institutional Class	93,605,662	180,115	(13,340,594)	80,445,183	7,849,287	405,348	(7,339,563)	915,072
Class A	3,533,705	5,697	(1,267,702)	2,271,700	1,045,621	66,763	(2,057,060)	(944,676)
Class C	2,002,950	636	(208,832)	1,794,754	228,957	13,148	(400,689)	(158,584)
Class R3	39,712	242	(15,848)	24,106	1,596	798	(5,659)	(3,265)
Class R6	1,410,552	59,783	(229,829)	1,240,506	2,967,811	105,444	(76,691)	2,996,564
Mid Cap Growth(a)
Investor Class	411,936	2,861,980	(3,640,572)	(366,656)	493,803	1,643,853	(3,360,116)	(1,222,460)
Trust Class	719,919	458,559	(1,022,593)	155,885	721,674	264,663	(1,205,897)	(219,560)
Advisor Class	217,171	40,383	(237,204)	20,350	163,577	26,900	(376,231)	(185,754)
Institutional Class	5,274,574	1,790,010	(4,820,898)	2,243,686	6,518,476	914,887	(5,765,187)	1,668,176
Class A	590,560	167,798	(592,332)	166,026	527,195	106,946	(744,723)	(110,582)
Class C	54,023	56,072	(135,011)	(24,916)	85,633	36,448	(178,069)	(55,988)
Class R3	260,579	70,636	(258,125)	73,090	347,006	185,486	(3,290,688)	(2,758,196)
Class R6	9,724,103	2,600,459	(7,768,052)	4,556,510	5,904,398	1,485,597	(7,961,068)	(571,073)
Mid Cap Intrinsic Value
Investor Class	113,399	566	(125,594)	(11,629)	88,884	17,074	(454,349)	(348,391)
Trust Class	17,482	215	(45,363)	(27,666)	12,821	3,750	(120,465)	(103,894)
Institutional Class	73,138	1,987	(243,369)	(168,244)	387,192	24,436	(1,709,930)	(1,298,302)
Class A	7,358	36	(52,882)	(45,488)	42,984	1,836	(260,443)	(215,623)
Class C	6,342	—	(15,633)	(9,291)	10,157	190	(35,262)	(24,915)
Class R3	15,154	4	(18,537)	(3,379)	17,504	244	(82,812)	(65,064)
Class R6	—	—	—	—	—	—	—	—
Multi-Cap Opportunities
Institutional Class	2,794,722	7,333,881	(19,467,812)	(9,339,209)	8,525,872	10,775,626	(42,431,436)	(23,129,938)
Class A	616,854	501,109	(695,807)	422,156	728,136	423,817	(1,388,564)	(236,611)
Class C	134,731	362,856	(802,113)	(304,526)	254,020	361,428	(938,914)	(323,466)

	For the Year Ended August 31, 2021				For the Year Ended August 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Real Estate
Trust Class	1,619,852	151,415	(1,385,808)	385,459	1,868,407	443,651	(3,036,103)	(724,045)
Institutional Class	23,182,866	568,839	(9,753,444)	13,998,261	19,704,283	762,009	(9,617,448)	10,848,844
Class A	1,864,479	71,530	(1,667,781)	268,228	2,278,641	225,239	(2,322,448)	181,432
Class C	197,165	6,009	(243,168)	(39,994)	367,096	30,603	(431,625)	(33,926)
Class R3	352,253	17,048	(384,783)	(15,482)	417,190	62,841	(697,720)	(217,689)
Class R6	4,139,019	184,437	(2,837,956)	1,485,500	4,465,217	361,928	(1,943,414)	2,883,731
Small Cap Growth(a)
Investor Class	59,354	17,073	(183,868)	(107,441)	77,344	66,584	(259,189)	(115,261)
Trust Class	4,272	1,011	(12,446)	(7,163)	3,808	4,255	(26,939)	(18,876)
Advisor Class	15,039	805	(17,583)	(1,739)	18,177	2,873	(22,898)	(1,848)
Institutional Class	2,039,306	41,131	(1,457,165)	623,272	2,773,323	99,482	(1,669,144)	1,203,661
Class A	172,476	5,506	(230,474)	(52,492)	274,307	29,190	(1,103,503)	(800,006)
Class C	30,996	1,178	(17,187)	14,987	41,317	4,630	(54,660)	(8,713)
Class R3	64,163	894	(41,133)	23,924	46,868	2,397	(32,211)	17,054
Class R6	884,027	11,341	(790,972)	104,396	488,177	22,014	(238,212)	271,979
Sustainable Equity
Investor Class	1,322,883	570,294	(4,004,115)	(2,110,938)	890,116	1,026,137	(3,056,489)	(1,140,236)
Trust Class	409,142	182,781	(726,298)	(134,375)	340,429	357,251	(1,929,246)	(1,231,566)
Institutional Class	4,371,109	1,064,100	(4,941,667)	493,542	3,993,402	1,727,202	(8,963,237)	(3,242,633)
Class A	1,193,313	130,579	(587,044)	736,848	482,477	201,298	(761,647)	(77,872)
Class C	121,227	53,746	(233,004)	(58,031)	109,252	89,153	(452,392)	(253,987)
Class R3	101,121	37,349	(369,979)	(231,509)	166,305	67,956	(382,213)	(147,952)
Class R6	3,282,238	387,490	(4,287,956)	(618,228)	2,941,315	513,381	(3,960,111)	(505,415)
U.S. Equity Impact(b)
Institutional Class	533,807	—	—	533,807	—	—	—	—
Class A	19,601	—	—	19,601	—	—	—	—
Class C	3,000	—	—	3,000	—	—	—	—

(a)  After the close of business on July 23, 2021, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here for the year ended August 31, 2020, has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

(b)  Period from March 23, 2021 (Commencement of Operations) to August 31, 2021.

Note E—Line of Credit:

At August 31, 2021, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the Eurodollar rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at August 31, 2021. During the year ended August 31, 2021, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

Genesis	Value at August 31, 2020	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons		Shares Held at August 31, 2021	Value at August 31, 2021
American Software, Inc.	$—	$31,777,549	$—	$14,259,614	$—	$611,821		1,814,630	$46,037,163
AMERISAFE, Inc.	75,083,929	387,994	6,711,203	(10,070,380)	2,833	5,065,841		1,019,864	58,693,173
Atrion Corp.	73,879,022	13,971,901	1,781,068	7,812,224	197,060	847,612		135,549	94,079,139
Chase Corp.	48,619,619	9,684,231	—	9,323,629	—	426,532		590,633	67,627,479
Lindsay Corp.	46,087,216	18,625,684	1,614,343	32,117,765	380,854	707,112		580,256	95,597,176
Model N, Inc.	64,572,719	23,397,055	5,972,202	(10,405,130)	1,600,157	—	*	2,158,437	73,192,599
NetScout Systems, Inc.	103,335,627	720,840	16,715,955	21,482,954	(2,905,846)	—	*	3,862,787	105,917,620
Rogers Corp.	124,905,692	1,272,196	17,754,251	95,340,294	8,468,919	—	*	999,166	212,232,850
Transcat, Inc.	—	22,457,853	—	10,369,021	—	—	*	484,458	32,826,874
Vertex, Inc.	—	62,031,422	1,140,425	(10,204,428)	(181,757)	—	*	2,439,846	50,504,812
Sub-total for affiliates held as of 8/31/21(b)	$536,483,824	$184,326,725	$51,689,447	$160,025,563	$7,562,220	$7,658,918			$836,708,885

Genesis	Value at August 31, 2020	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons		Shares Held at August 31, 2021	Value at August 31, 2021
Fox Factory Holding Corp.	$213,126,050	$1,880,630	$46,453,373	$74,386,820	$29,250,473	$—	*	1,771,267	$272,190,600
Power Integrations, Inc.	179,997,505	1,678,128	47,301,045	115,927,526	32,439,244	1,358,660		2,602,553	282,741,358
Sub-total for securities no longer affiliated as of 8/31/21(c)	$393,123,555	$3,558,758	$93,754,418	$190,314,346	$61,689,717	$1,358,660			$554,931,958
Total	$929,607,379	$187,885,483	$145,443,865	$350,339,909	$69,251,937	$9,017,578			$1,391,640,843

(a)  Affiliated persons, as defined in the 1940 Act.

(b)  At August 31, 2021, these securities amounted to 6.49% of net assets of Genesis.

(c)  At August 31, 2021, the issuers of these securities were no longer affiliated with Genesis.

*  Non-income producing security.

Other: At August 31, 2021, affiliated persons owned outstanding shares of the following Funds:

	Affiliated person(s) percentage ownership of outstanding shares		Affiliated person(s) percentage ownership of outstanding shares
Dividend Growth	0.07%	International Select	0.02%
Emerging Markets Equity	2.90%	International Small Cap	45.98%
Equity Income	0.00%	Intrinsic Value	0.00%
Focus	0.00%	Large Cap Value	0.00%
Genesis	0.19%	Mid Cap Growth	0.00%
Global Real Estate	36.03%	Mid Cap Intrinsic Value	0.10%
Greater China Equity	0.08%	Real Estate	0.00%
Guardian	0.00%	Small Cap Growth	0.01%
Integrated Large Cap	87.41%	Sustainable Equity	0.00%
International Equity	0.00%	U.S. Equity Impact	89.86%

Note G—Stock Splits:

In 2021, the Board approved stock splits and reverse stock splits (collectively, the "Stock Split") of the issued and outstanding shares of certain classes of Greater China Equity, Mid Cap Growth and Small Cap Growth (collectively, the "Stock Split Funds"). The Stock Split occurred after the close of business on July 23, 2021. The Stock Split was carried out in accordance with a stock split ratio calculated to result in net asset values per share that better aligned the share class prices of each of the Stock Split Funds.

After the close of business on July 23, 2021, the following classes of the Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Greater China Equity Class A	1	: 0.9942	Mid Cap Growth Trust Class	1	: 0.9974	Small Cap Growth Trust Class	1	: 0.9950
Greater China Equity Class C	1	: 0.9311	Mid Cap Growth Advisor Class	1	: 0.9869	Small Cap Growth Advisor Class	1	: 0.9893
			Mid Cap Growth Institutional Class	1	: 1.0078	Small Cap Growth Institutional Class	1	: 1.0105
			Mid Cap Growth Class A	1	: 0.9924	Small Cap Growth Class A	1	: 0.9967
			Mid Cap Growth Class C	1	: 0.9617	Small Cap Growth Class C	1	: 0.9687
			Mid Cap Growth Class R3	1	: 0.9814	Small Cap Growth Class R3	1	: 0.9872
			Mid Cap Growth Class R6	1	: 1.0118	Small Cap Growth Class R6	1	: 1.0135

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Dividend Growth Fund
Institutional Class
8/31/2021	$14.76	$0.17	$4.97	$5.14	$(0.22)	$—	$—	$(0.22)	$—	$19.68	35.18%	$68.3	1.12%	0.70%	0.96%	32%
8/31/2020	$12.81	$0.21	$1.94	$2.15	$(0.20)	$—	$—	$(0.20)	$—	$14.76	16.91%	$49.3	1.17%	0.69%	1.57%	39%
8/31/2019	$13.93	$0.21	$(0.64)	$(0.43)	$(0.13)	$(0.56)	$—	$(0.69)	$—	$12.81	(2.45)%	$51.3	1.20%	0.69%	1.63%	45%
8/31/2018	$12.93	$0.21	$1.12	$1.33	$(0.15)	$(0.18)	$—	$(0.33)	$—	$13.93	10.44%	$53.4	1.23%	0.69%	1.54%	43%
8/31/2017	$11.11	$0.22	$1.82	$2.04	$(0.22)	$—	$—	$(0.22)	$—	$12.93	18.54%	$32.5	1.69%	0.69%	1.78%	44%
Class A
8/31/2021	$14.76	$0.10	$4.99	$5.09	$(0.17)	$—	$—	$(0.17)	$—	$19.68	34.73%	$1.4	1.59%	1.06%	0.60%	32%
8/31/2020	$12.81	$0.16	$1.93	$2.09	$(0.14)	$—	$—	$(0.14)	$—	$14.76	16.41%	$1.5	1.62%	1.05%	1.19%	39%
8/31/2019	$13.93	$0.16	$(0.62)	$(0.46)	$(0.10)	$(0.56)	$—	$(0.66)	$—	$12.81	(2.75)%	$1.4	1.65%	1.05%	1.28%	45%
8/31/2018	$12.94	$0.15	$1.13	$1.28	$(0.11)	$(0.18)	$—	$(0.29)	$—	$13.93	9.98%	$1.8	1.67%	1.05%	1.14%	43%
8/31/2017	$11.09	$0.18	$1.81	$1.99	$(0.14)	$—	$—	$(0.14)	$—	$12.94	18.10%	$1.6	2.14%	1.05%	1.48%	44%
Class C
8/31/2021	$14.65	$(0.03)	$4.95	$4.92	$(0.05)	$—	$—	$(0.05)	$—	$19.52	33.69%	$1.3	2.25%	1.81%	(0.16)%	32%
8/31/2020	$12.70	$0.06	$1.92	$1.98	$(0.03)	$—	$—	$(0.03)	$—	$14.65	15.63%	$2.5	2.28%	1.80%	0.44%	39%
8/31/2019	$13.85	$0.07	$(0.63)	$(0.56)	$(0.03)	$(0.56)	$—	$(0.59)	$—	$12.70	(3.55)%	$2.7	2.32%	1.80%	0.51%	45%
8/31/2018	$12.87	$0.05	$1.12	$1.17	$(0.01)	$(0.18)	$—	$(0.19)	$—	$13.85	9.17%	$3.3	2.34%	1.80%	0.40%	43%
8/31/2017	$11.00	$0.07	$1.85	$1.92	$(0.05)	$—	$—	$(0.05)	$—	$12.87	17.47%	$3.1	2.81%	1.80%	0.61%	44%
Class R6
8/31/2021	$14.77	$0.18	$4.99	$5.17	$(0.24)	$—	$—	$(0.24)	$—	$19.70	35.34%	$0.0	1.42%	0.60%	1.06%	32%
8/31/2020	$12.82	$0.21	$1.95	$2.16	$(0.21)	$—	$—	$(0.21)	$—	$14.77	16.98%	$0.0	1.18%	0.59%	1.61%	39%
8/31/2019	$13.93	$0.22	$(0.63)	$(0.41)	$(0.14)	$(0.56)	$—	$(0.70)	$—	$12.82	(2.33)%	$0.0	1.17%	0.60%	1.70%	45%
8/31/2018	$12.93	$0.21	$1.13	$1.34	$(0.16)	$(0.18)	$—	$(0.34)	$—	$13.93	10.51%	$0.0	1.19%	0.62%	1.58%	43%
8/31/2017	$11.11	$0.23	$1.81	$2.04	$(0.22)	$—	$—	$(0.22)	$—	$12.93	18.60%	$0.0	1.65%	0.62%	1.91%	44%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund
Institutional Class
8/31/2021	$20.37	$0.06	$3.20	$3.26	$(0.08)	$—	$—	$(0.08)	$—	$23.55	16.04%	$972.1	1.23%	1.23%§	0.25%	47%
8/31/2020	$18.76	$0.28	$1.70	$1.98	$(0.37)	$—	$—	$(0.37)	$—	$20.37	10.59%	$854.6	1.25%	1.25%§	1.45%	41%
8/31/2019	$19.25	$0.23	$(0.54)	$(0.31)	$(0.18)	$—	$—	$(0.18)	$—	$18.76	(1.56)%	$1,077.0	1.25%	1.25%§	1.22%	37%
8/31/2018	$19.87	$0.20	$(0.68)	$(0.48)	$(0.14)	$—	$—	$(0.14)	$—	$19.25	(2.49)%	$1,149.4	1.28%	1.25%	0.98%	23%
8/31/2017	$16.01	$0.17	$3.77	$3.94	$(0.08)	$—	$—	$(0.08)	$—	$19.87	24.76%	$670.6	1.36%	1.25%	0.95%	25%
Class A
8/31/2021	$20.43	$(0.01)	$3.21	$3.20	$(0.03)	$—	$—	$(0.03)	$—	$23.60	15.68%	$32.2	1.57%	1.50%	(0.03)%	47%
8/31/2020	$18.82	$0.24	$1.69	$1.93	$(0.32)	$—	$—	$(0.32)	$—	$20.43	10.28%	$31.7	1.60%	1.50%	1.27%	41%
8/31/2019[i]	$19.26	$0.17	$(0.52)	$(0.35)	$(0.09)	$—	$—	$(0.09)	$—	$18.82	(1.77)%	$44.6	1.62%	1.50%	0.91%	37%
8/31/2018[i]	$19.90	$0.10	$(0.64)	$(0.54)	$(0.10)	$—	$—	$(0.10)	$—	$19.26	(2.78)%	$47.6	1.65%	1.50%	0.49%	23%
8/31/2017[i]	$16.04	$0.13	$3.78	$3.91	$(0.05)	$—	$—	$(0.05)	$—	$19.90	24.51%	$65.1	1.73%	1.50%	0.74%	25%
Class C
8/31/2021	$20.40	$(0.18)	$3.21	$3.03	$—	$—	$—	$—	$—	$23.43	14.85%	$6.6	2.31%	2.25%	(0.78)%	47%
8/31/2020	$18.77	$0.10	$1.68	$1.78	$(0.15)	$—	$—	$(0.15)	$—	$20.40	9.47%	$6.1	2.33%	2.25%	0.53%	41%
8/31/2019[i]	$19.25	$0.03	$(0.51)	$(0.48)	$—	$—	$—	$—	$—	$18.77	(2.50)%	$9.1	2.35%	2.25%	0.18%	37%
8/31/2018[i]	$20.00	$(0.02)	$(0.68)	$(0.70)	$(0.05)	$—	$—	$(0.05)	$—	$19.25	(3.51)%	$10.9	2.37%	2.25%	(0.08)%	23%
8/31/2017[i]	$16.18	$(0.03)	$3.85	$3.82	$—	$—	$—	$—	$—	$20.00	23.57%	$7.4	2.45%	2.25%	(0.18)%	25%
Class R3
8/31/2021	$20.45	$(0.11)	$3.22	$3.11	$—	$—	$—	$—	$—	$23.56	15.21%	$0.8	1.91%	1.91%§	(0.47)%	47%
8/31/2020	$18.83	$0.16	$1.69	$1.85	$(0.23)	$—	$—	$(0.23)	$—	$20.45	9.85%	$0.8	1.97%	1.91%	0.81%	41%
8/31/2019[i]	$19.26	$0.09	$(0.51)	$(0.42)	$(0.01)	$—	$—	$(0.01)	$—	$18.83	(2.19)%	$1.0	1.94%	1.91%	0.50%	37%
8/31/2018[i]	$19.95	$0.03	$(0.65)	$(0.62)	$(0.07)	$—	$—	$(0.07)	$—	$19.26	(3.16)%	$1.4	1.91%	1.91%	0.14%	23%
8/31/2017[i]	$16.11	$0.01	$3.84	$3.85	$(0.01)	$—	$—	$(0.01)	$—	$19.95	23.94%	$1.5	2.01%	1.91%	0.08%	25%
Class R6
8/31/2021	$20.38	$0.10	$3.19	$3.29	$(0.11)	$—	$—	$(0.11)	$—	$23.56	16.17%	$291.7	1.10%	1.10%§	0.43%	47%
8/31/2020	$18.77	$0.30	$1.71	$2.01	$(0.40)	$—	$—	$(0.40)	$—	$20.38	10.72%	$194.2	1.15%	1.15%§	1.58%	41%
8/31/2019[i]	$19.25	$0.27	$(0.56)	$(0.29)	$(0.19)	$—	$—	$(0.19)	$—	$18.77	(1.45)%	$219.1	1.16%	1.16%§	1.42%	37%
8/31/2018[i]	$19.87	$0.19	$(0.67)	$(0.48)	$(0.14)	$—	$—	$(0.14)	$—	$19.25	(2.46)%	$166.9	1.19%	1.18%	0.91%	23%
8/31/2017[i]	$16.01	$0.15	$3.80	$3.95	$(0.09)	$—	$—	$(0.09)	$—	$19.87	24.90%	$132.9	1.26%	1.18%	0.86%	25%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund
Institutional Class
8/31/2021	$12.42	$0.31	$2.58	$2.89	$(0.30)	$—	$—	$(0.30)	$—	$15.01	23.62%		$898.6	0.70%	0.70%	2.28%	35%
8/31/2020	$12.98	$0.29	$(0.11)	$0.18	$(0.32)	$(0.42)	$—	$(0.74)	$—	$12.42	1.53%		$994.9	0.69%	0.69%	2.35%	56%
8/31/2019	$13.53	$0.33	$0.00	$0.33	$(0.32)	$(0.56)	$—	$(0.88)	$—	$12.98	3.06%		$1,147.4	0.70%	0.70%	2.58%	37%
8/31/2018	$13.09	$0.33	$1.01	$1.34	$(0.40)	$(0.50)	$—	$(0.90)	$—	$13.53	10.58%		$1,172.8	0.69%	0.69%	2.52%	41%
8/31/2017	$12.45	$0.38	$1.01	$1.39	$(0.33)	$(0.42)	$—	$(0.75)	$0.00	$13.09	11.56	%hj	$1,208.7	0.69%	0.69%[e]	2.99%[e]	53%
Class A
8/31/2021	$12.37	$0.27	$2.56	$2.83	$(0.25)	$—	$—	$(0.25)	$—	$14.95	23.19%		$186.8	1.06%	1.06%	1.93%	35%
8/31/2020	$12.93	$0.24	$(0.10)	$0.14	$(0.28)	$(0.42)	$—	$(0.70)	$—	$12.37	1.14%		$153.1	1.06%	1.06%	1.99%	56%
8/31/2019	$13.48	$0.28	$0.01	$0.29	$(0.28)	$(0.56)	$—	$(0.84)	$—	$12.93	2.68%		$142.7	1.06%	1.06%	2.17%	37%
8/31/2018	$13.04	$0.29	$1.00	$1.29	$(0.35)	$(0.50)	$—	$(0.85)	$—	$13.48	10.21%		$186.5	1.05%	1.05%	2.16%	41%
8/31/2017	$12.40	$0.32	$1.02	$1.34	$(0.28)	$(0.42)	$—	$(0.70)	$0.00	$13.04	11.17	%hj	$200.3	1.05%	1.05%[e]	2.56%[e]	53%
Class C
8/31/2021	$12.28	$0.16	$2.55	$2.71	$(0.14)	$—	$—	$(0.14)	$—	$14.85	22.26%		$83.3	1.81%	1.81%	1.15%	35%
8/31/2020	$12.83	$0.15	$(0.10)	$0.05	$(0.18)	$(0.42)	$—	$(0.60)	$—	$12.28	0.38%		$101.1	1.81%	1.81%	1.24%	56%
8/31/2019	$13.38	$0.18	$0.01	$0.19	$(0.18)	$(0.56)	$—	$(0.74)	$—	$12.83	1.91%		$178.5	1.81%	1.81%	1.45%	37%
8/31/2018	$12.95	$0.18	$1.00	$1.18	$(0.25)	$(0.50)	$—	$(0.75)	$—	$13.38	9.36%		$246.7	1.80%	1.80%	1.40%	41%
8/31/2017	$12.32	$0.23	$1.01	$1.24	$(0.19)	$(0.42)	$—	$(0.61)	$0.00	$12.95	10.34	%hj	$282.3	1.80%	1.80%[e]	1.82%[e]	53%
Class R3
8/31/2021	$12.34	$0.22	$2.57	$2.79	$(0.19)	$—	$—	$(0.19)	$—	$14.94	22.82%		$0.6	1.34%	1.34%	1.61%	35%
8/31/2020	$12.90	$0.21	$(0.11)	$0.10	$(0.24)	$(0.42)	$—	$(0.66)	$—	$12.34	0.82%		$1.6	1.33%	1.33%	1.71%	56%
8/31/2019	$13.45	$0.24	$0.01	$0.25	$(0.24)	$(0.56)	$—	$(0.80)	$—	$12.90	2.40%		$1.9	1.34%	1.34%	1.91%	37%
8/31/2018	$13.01	$0.25	$1.01	$1.26	$(0.32)	$(0.50)	$—	$(0.82)	$—	$13.45	9.93%		$2.2	1.33%	1.33%	1.87%	41%
8/31/2017	$12.37	$0.28	$1.02	$1.30	$(0.24)	$(0.42)	$—	$(0.66)	$0.00	$13.01	10.88	%hj	$1.8	1.34%	1.34%[e]	2.27%[e]	53%
Focus Fund
Investor Class
8/31/2021	$28.76	$0.01	$8.80	$8.81	$—	$(1.60)	$—	$(1.60)	$—	$35.97	32.06%		$865.3	0.88%	0.88%	0.03%	123%
8/31/2020	$25.74	$0.03	$6.22	$6.25	$(0.17)	$(3.06)	$—	$(3.23)	$—	$28.76	26.17%		$700.6	0.92%	0.92%	0.14%	130%
8/31/2019	$28.69	$0.13	$(1.06)	$(0.93)	$(0.10)	$(1.92)	$—	$(2.02)	$—	$25.74	(2.35)%		$617.6	0.92%	0.92%	0.50%	20%
8/31/2018	$27.50	$0.12	$3.28	$3.40	$(0.08)	$(2.13)	$—	$(2.21)	$—	$28.69	13.05%		$690.7	0.91%	0.91%	0.43%	59%
8/31/2017	$25.81	$0.07	$3.93	$4.00	$(0.09)	$(2.22)	$—	$(2.31)	$0.00	$27.50	16.81	%hj	$667.7	0.92%	0.91%[e]	0.28%[e]	72%
See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund (cont'd)
Trust Class
8/31/2021	$28.75	$(0.05)	$8.78	$8.73	$—	$(1.60)	$—	$(1.60)	$—	$35.88	31.78%		$53.4	1.09%	1.09%	(0.18)%	123%
8/31/2020	$25.71	$(0.01)	$6.20	$6.19	$(0.09)	$(3.06)	$—	$(3.15)	$—	$28.75	25.90%		$47.0	1.10%	1.10%	(0.04)%	130%
8/31/2019	$28.66	$0.08	$(1.05)	$(0.97)	$(0.06)	$(1.92)	$—	$(1.98)	$—	$25.71	(2.52)%		$46.4	1.10%	1.10%	0.32%	20%
8/31/2018[g]	$29.18	$0.07	$3.35	$3.42	$(0.06)	$(3.88)	$—	$(3.94)	$—	$28.66	12.88%		$57.7	1.10%	1.10%	0.25%	59%
8/31/2017[g]	$29.14	$0.04	$4.19	$4.23	$(0.14)	$(4.05)	$—	$(4.19)	$0.00	$29.18	16.61	%hj	$63.0	1.10%	1.09%[e]	0.10%[e]	72%
Advisor Class
8/31/2021	$28.75	$(0.12)	$8.77	$8.65	$—	$(1.60)	$—	$(1.60)	$—	$35.80	31.49%		$2.1	1.29%	1.29%	(0.38)%	123%
8/31/2020	$25.69	$(0.05)	$6.19	$6.14	$(0.02)	$(3.06)	$—	$(3.08)	$—	$28.75	25.70%		$1.9	1.27%	1.27%	(0.22)%	130%
8/31/2019	$28.62	$0.04	$(1.05)	$(1.01)	$—	$(1.92)	$—	$(1.92)	$—	$25.69	(2.68)%		$1.6	1.27%	1.27%	0.14%	20%
8/31/2018[g]	$37.33	$0.03	$3.63	$3.66	$—	$(12.37)	$—	$(12.37)	$—	$28.62	12.62%		$2.3	1.26%	1.26%	0.09%	59%
8/31/2017[g]	$45.35	$(0.00)	$5.52	$5.52	$(0.64)	$(12.90)	$—	$(13.54)	$0.00	$37.33	16.51	%hj	$3.5	1.26%	1.23%[e]	(0.04)%[e]	72%
Institutional Class
8/31/2021	$28.78	$0.06	$8.81	$8.87	$—	$(1.60)	$—	$(1.60)	$—	$36.05	32.25%		$26.8	0.74%	0.74%§	0.17%	123%
8/31/2020	$25.79	$0.07	$6.22	$6.29	$(0.24)	$(3.06)	$—	$(3.30)	$—	$28.78	26.32%		$14.1	0.75%	0.75%	0.26%	130%
8/31/2019	$28.72	$0.17	$(1.05)	$(0.88)	$(0.13)	$(1.92)	$—	$(2.05)	$—	$25.79	(2.15)%		$8.9	0.76%	0.75%	0.67%	20%
8/31/2018[g]	$27.53	$0.16	$3.27	$3.43	$(0.12)	$(2.12)	$—	$(2.24)	$—	$28.72	13.20%		$8.6	0.75%	0.75%§	0.60%	59%
8/31/2017[g]	$25.83	$0.11	$3.95	$4.06	$(0.14)	$(2.22)	$—	$(2.36)	$0.00	$27.53	17.04%[j]		$7.8	0.76%	0.75%	0.44%	72%
Class A
8/31/2021	$28.73	$(0.06)	$8.77	$8.71	$—	$(1.60)	$—	$(1.60)	$—	$35.84	31.73%		$2.9	1.11%	1.11%§	(0.19)%	123%
8/31/2020	$25.69	$(0.02)	$6.20	$6.18	$(0.08)	$(3.06)	$—	$(3.14)	$—	$28.73	25.90%		$3.0	1.12%	1.11%	(0.06)%	130%
8/31/2019	$28.65	$0.08	$(1.05)	$(0.97)	$(0.07)	$(1.92)	$—	$(1.99)	$—	$25.69	(2.51)%		$2.7	1.12%	1.11%	0.32%	20%
8/31/2018[g]	$29.24	$0.07	$3.34	$3.41	$(0.06)	$(3.94)	$—	$(4.00)	$—	$28.65	12.80%		$3.4	1.12%	1.11%	0.23%	59%
8/31/2017[g]	$29.28	$0.02	$4.22	$4.24	$(0.17)	$(4.11)	$—	$(4.28)	$0.00	$29.24	16.58%[j]		$3.1	1.13%	1.11%	0.07%	72%
Class C
8/31/2021	$28.27	$(0.30)	$8.60	$8.30	$—	$(1.60)	$—	$(1.60)	$—	$34.97	30.76%		$0.7	1.89%	1.86%	(1.00)%	123%
8/31/2020	$25.42	$(0.20)	$6.11	$5.91	$—	$(3.06)	$—	$(3.06)	$—	$28.27	24.96%		$1.4	1.87%	1.86%	(0.81)%	130%
8/31/2019	$28.50	$(0.11)	$(1.05)	$(1.16)	$—	$(1.92)	$—	$(1.92)	$—	$25.42	(3.25)%		$1.2	1.88%	1.86%	(0.43)%	20%
8/31/2018[g]	$38.78	$(0.16)	$3.68	$3.52	$—	$(13.80)	$—	$(13.80)	$—	$28.50	11.92%		$1.7	1.87%	1.86%	(0.52)%	59%
8/31/2017[g]	$48.05	$(0.25)	$5.77	$5.52	$(0.39)	$(14.40)	$—	$(14.79)	$0.00	$38.78	15.76%[j]		$1.9	1.88%	1.86%	(0.67)%	72%

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Genesis Fund
Investor Class
8/31/2021	$62.74	$(0.11)	$20.25	$20.14	$—	$(2.70)	$—	$(2.70)	$—	$80.18	32.89%	$2,106.8	0.99%	0.99%		(0.15)%	12%
8/31/2020	$58.54	$0.02	$7.59	$7.61	$(0.03)	$(3.38)	$—	$(3.41)	$—	$62.74	13.48%	$1,677.3	1.01%	1.01%		0.03%	11%
8/31/2019	$65.27	$0.05	$(0.91)	$(0.86)	$(0.03)	$(5.84)	$—	$(5.87)	$—	$58.54	0.53%	$1,649.3	1.01%	1.01%		0.08%	14%
8/31/2018[f]	$58.73	$0.07	$14.47	$14.54	$(0.11)	$(7.89)	$—	$(8.00)	$—	$65.27	26.73%	$1,919.1	1.02%	1.02%		0.11%	13%
8/31/2017[f]	$59.25	$0.12	$5.73	$5.85	$(0.26)	$(6.11)	$—	$(6.37)	$—	$58.73	10.19%[h]	$1,786.0	1.02%	1.01%[e]		0.21%[e]	20%
Trust Class
8/31/2021	$62.71	$(0.18)	$20.24	$20.06	$—	$(2.70)	$—	$(2.70)	$—	$80.07	32.77%	$1,349.7	1.09%	1.09%		(0.25)%	12%
8/31/2020	$58.54	$(0.03)	$7.59	$7.56	$(0.01)	$(3.38)	$—	$(3.39)	$—	$62.71	13.38%	$1,239.6	1.09%	1.09%		(0.06)%	11%
8/31/2019	$65.30	$(0.00)	$(0.91)	$(0.91)	$(0.01)	$(5.84)	$—	$(5.85)	$—	$58.54	0.43%	$1,409.3	1.10%	1.10%		(0.01)%	14%
8/31/2018[f]	$58.73	$0.02	$14.49	$14.51	$(0.05)	$(7.89)	$—	$(7.94)	$—	$65.30	26.64%	$1,561.6	1.10%	1.10%		0.03%	13%
8/31/2017[f]	$56.48	$0.08	$5.54	$5.62	$(0.03)	$(3.34)	$—	$(3.37)	$—	$58.73	10.11%[h]	$1,576.2	1.09%	1.08%[e]		0.13%[e]	20%
Advisor Class
8/31/2021	$62.31	$(0.36)	$20.08	$19.72	$—	$(2.70)	$—	$(2.70)	$—	$79.33	32.43%	$148.2	1.34%	1.34%		(0.50)%	12%
8/31/2020	$58.32	$(0.18)	$7.55	$7.37	$—	$(3.38)	$—	$(3.38)	$—	$62.31	13.10%	$131.3	1.35%	1.35%		(0.31)%	11%
8/31/2019	$65.23	$(0.15)	$(0.92)	$(1.07)	$—	$(5.84)	$—	$(5.84)	$—	$58.32	0.18%	$157.0	1.35%	1.35%		(0.26)%	14%
8/31/2018[f]	$58.77	$(0.14)	$14.49	$14.35	$—	$(7.89)	$—	$(7.89)	$—	$65.23	26.31%	$198.1	1.35%	1.35%		(0.23)%	13%
8/31/2017[f]	$62.10	$(0.08)	$5.93	$5.85	$(0.19)	$(8.99)	$—	$(9.18)	$—	$58.77	9.81%[h]	$203.8	1.36%	1.35%[e]		(0.13)%[e]	20%
Institutional Class
8/31/2021	$62.66	$0.00	$20.24	$20.24	$(0.02)	$(2.70)	$—	$(2.72)	$—	$80.18	33.11%	$3,551.7	0.84%	0.84%		0.00%	12%
8/31/2020	$58.48	$0.11	$7.58	$7.69	$(0.13)	$(3.38)	$—	$(3.51)	$—	$62.66	13.65%	$3,032.9	0.84%	0.84%		0.19%	11%
8/31/2019	$65.24	$0.14	$(0.92)	$(0.78)	$(0.14)	$(5.84)	$—	$(5.98)	$—	$58.48	0.69%	$2,809.8	0.85%	0.85%		0.25%	14%
8/31/2018	$58.71	$0.17	$14.47	$14.64	$(0.22)	$(7.89)	$—	$(8.11)	$—	$65.24	26.96%	$3,253.8	0.85%	0.85%		0.28%	13%
8/31/2017	$56.64	$0.22	$5.56	$5.78	$(0.19)	$(3.52)	$—	$(3.71)	$—	$58.71	10.40%[h]	$3,650.3	0.85%	0.84	%e§	0.38%[e]	20%
Class R6
8/31/2021	$62.62	$0.07	$20.23	$20.30	$(0.08)	$(2.70)	$—	$(2.78)	$—	$80.14	33.23%	$5,744.7	0.74%	0.74	%§	0.09%	12%
8/31/2020	$58.45	$0.16	$7.58	$7.74	$(0.19)	$(3.38)	$—	$(3.57)	$—	$62.62	13.74%	$4,420.9	0.75%	0.75	%§	0.28%	11%
8/31/2019	$65.23	$0.19	$(0.93)	$(0.74)	$(0.20)	$(5.84)	$—	$(6.04)	$—	$58.45	0.80%	$4,221.1	0.75%	0.75%		0.34%	14%
8/31/2018[f]	$58.70	$0.23	$14.46	$14.69	$(0.27)	$(7.89)	$—	$(8.16)	$—	$65.23	27.07%	$4,372.3	0.78%	0.75%		0.38%	13%
8/31/2017[f]	$56.63	$0.26	$5.56	$5.82	$(0.23)	$(3.52)	$—	$(3.75)	$—	$58.70	10.47%[h]	$3,603.6	0.77%	0.77	%e§	0.45%[e]	20%

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Real Estate Fund
Institutional Class
8/31/2021	$10.97	$0.17	$2.88	$3.05	$(0.18)	$—	$—	$(0.18)	$—	$13.84	28.06%	$3.6	10.46%	1.01%	1.41%	51%
8/31/2020	$11.94	$0.17	$(0.58)	$(0.41)	$(0.32)	$(0.21)	$(0.03)	$(0.56)	$—	$10.97	(3.48)%	$1.4	8.80%	1.01%	1.47%	49%
8/31/2019	$10.85	$0.16	$1.31	$1.47	$(0.26)	$(0.12)	$—	$(0.38)	$—	$11.94	14.01%	$3.4	9.11%	1.01%	1.46%	38%
8/31/2018	$10.64	$0.17	$0.35	$0.52	$(0.21)	$(0.10)	$—	$(0.31)	$—	$10.85	4.98%	$2.3	11.12%	1.01%	1.62%	48%
8/31/2017	$10.62	$0.17	$0.22	$0.39	$(0.33)	$(0.04)	$—	$(0.37)	$—	$10.64	4.01%	$2.2	10.97%	1.01%	1.67%	61%
Class A
8/31/2021	$10.95	$0.16	$2.85	$3.01	$(0.15)	$—	$—	$(0.15)	$—	$13.81	27.70%	$0.3	11.06%	1.36%	1.32%	51%
8/31/2020	$11.93	$0.12	$(0.58)	$(0.46)	$(0.28)	$(0.21)	$(0.03)	$(0.52)	$—	$10.95	(3.93)%	$0.2	9.28%	1.37%	1.10%	49%
8/31/2019	$10.84	$0.12	$1.31	$1.43	$(0.22)	$(0.12)	$—	$(0.34)	$—	$11.93	13.65%	$0.4	9.72%	1.37%	1.07%	38%
8/31/2018	$10.64	$0.13	$0.34	$0.47	$(0.17)	$(0.10)	$—	$(0.27)	$—	$10.84	4.47%	$0.3	11.57%	1.37%	1.23%	48%
8/31/2017	$10.61	$0.14	$0.22	$0.36	$(0.29)	$(0.04)	$—	$(0.33)	$—	$10.64	3.71%	$0.5	11.23%	1.37%	1.41%	61%
Class C
8/31/2021	$10.91	$0.06	$2.84	$2.90	$(0.08)	$—	$—	$(0.08)	$—	$13.73	26.73%	$0.3	11.69%	2.11%	0.54%	51%
8/31/2020	$11.89	$0.04	$(0.58)	$(0.54)	$(0.20)	$(0.21)	$(0.03)	$(0.44)	$—	$10.91	(4.65)%	$0.2	9.88%	2.12%	0.35%	49%
8/31/2019	$10.81	$0.04	$1.30	$1.34	$(0.14)	$(0.12)	$—	$(0.26)	$—	$11.89	12.75%	$0.3	10.43%	2.12%	0.32%	38%
8/31/2018	$10.62	$0.06	$0.34	$0.40	$(0.11)	$(0.10)	$—	$(0.21)	$—	$10.81	3.81%	$0.3	12.21%	2.12%	0.53%	48%
8/31/2017	$10.59	$0.06	$0.23	$0.29	$(0.22)	$(0.04)	$—	$(0.26)	$—	$10.62	2.96%	$0.3	12.10%	2.12%	0.56%	61%
Greater China Equity Fund
Institutional Class
8/31/2021	$11.49	$0.09	$1.46	$1.55	$(0.07)	$—	$—	$(0.07)	$—	$12.97	13.54%	$61.3	1.80%	1.51%	0.66%	81%
8/31/2020	$9.28	$0.06	$2.24	$2.30	$(0.09)	$—	$—	$(0.09)	$—	$11.49	24.93%	$52.3	1.81%	1.51%	0.64%	82%
8/31/2019	$14.80	$0.09	$(0.96)	$(0.87)	$—	$(4.65)	$—	$(4.65)	$—	$9.28	(1.03)%	$45.2	1.84%	1.52%^^	0.85%	46%
8/31/2018	$15.85	$0.00	$0.77	$0.77	$(0.18)	$(1.64)	$—	$(1.82)	$—	$14.80	4.37%	$79.0	1.58%	1.51%	0.03%	60%
8/31/2017	$11.50	$0.09	$4.31	$4.40	$(0.05)	$—	$—	$(0.05)	$—	$15.85	38.46%	$109.4	1.69%	1.51%^^	0.72%	116%
Class A
8/31/2021[l]	$11.48	$0.02	$1.47	$1.49	$(0.02)	$—	$—	$(0.02)	$—	$12.95	13.01%	$3.6	2.26%	1.87%	0.14%	81%
8/31/2020[l]	$9.26	$(0.00)	$2.27	$2.27	$(0.05)	$—	$—	$(0.05)	$—	$11.48	24.51%	$4.3	2.29%	1.87%	(0.04)%	82%
8/31/2019[l]	$14.86	$0.06	$(0.98)	$(0.92)	$—	$(4.68)	$—	$(4.68)	$—	$9.26	(1.40)%	$6.1	2.32%	1.88%^^	0.54%	46%
8/31/2018[l]	$15.95	$(0.08)	$0.81	$0.73	$(0.17)	$(1.65)	$—	$(1.82)	$—	$14.86	4.02%	$10.2	2.01%	1.87%	(0.47)%	60%
8/31/2017[l]	$11.57	$0.19	$4.19	$4.38	$(0.00)	$—	$—	$(0.00)	$—	$15.95	37.95%	$21.7	2.07%	1.86%^^	1.38%	116%

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Greater China Equity Fund (cont'd)
Class C
8/31/2021[l]	$11.52	$(0.07)	$1.48	$1.41	$—	$—	$—	$—	$—	$12.93	12.20%	$0.2	3.06%	2.62%	(0.55)%	81%
8/31/2020[l]	$9.32	$(0.05)	$2.25	$2.20	$—	$—	$—	$—	$—	$11.52	23.62%	$0.2	2.95%	2.62%	(0.53)%	82%
8/31/2019[l]	$15.37	$(0.02)	$(1.04)	$(1.06)	$—	$(4.99)	$—	$(4.99)	$—	$9.32	(2.13)%	$0.2	3.07%	2.63%^^	(0.19)%	46%
8/31/2018[l]	$16.57	$(0.17)	$0.81	$0.64	$(0.08)	$(1.76)	$—	$(1.84)	$—	$15.37	3.26%	$0.3	2.80%	2.62%	(0.99)%	60%
8/31/2017[l]	$12.10	$(0.15)	$4.62	$4.47	$—	$—	$—	$—	$—	$16.57	36.91%	$0.3	2.80%	2.62%^^	(1.18)%	116%
Guardian Fund
Investor Class
8/31/2021	$23.38	$0.03	$7.76	$7.79	$(0.05)	$(1.74)	$—	$(1.79)	$—	$29.38	35.49%	$1,812.9	0.82%	0.82%	0.11%	28%
8/31/2020	$18.30	$0.05	$6.20	$6.25	$(0.07)	$(1.10)	$—	$(1.17)	$—	$23.38	35.76%	$1,419.5	0.87%	0.87%	0.26%	49%
8/31/2019	$19.52	$0.10	$0.32	$0.42	$(0.11)	$(1.53)	$—	$(1.64)	$—	$18.30	4.03%	$1,125.5	0.89%	0.89%	0.56%	37%
8/31/2018	$17.12	$0.11	$3.49	$3.60	$(0.11)	$(1.09)	$—	$(1.20)	$—	$19.52	21.86%	$1,187.2	0.88%	0.88%	0.62%	41%
8/31/2017	$16.45	$0.12	$2.51	$2.63	$(0.11)	$(1.85)	$—	$(1.96)	$—	$17.12	17.60%[h]	$1,052.4	0.90%	0.89%[e]	0.77%[e]	37%
Trust Class
8/31/2021	$23.36	$(0.02)	$7.74	$7.72	$(0.03)	$(1.74)	$—	$(1.77)	$—	$29.31	35.21%	$52.5	1.03%	1.03%	(0.09)%	28%
8/31/2020	$18.28	$0.02	$6.20	$6.22	$(0.04)	$(1.10)	$—	$(1.14)	$—	$23.36	35.55%	$42.7	1.05%	1.05%	0.08%	49%
8/31/2019	$19.51	$0.07	$0.31	$0.38	$(0.08)	$(1.53)	$—	$(1.61)	$—	$18.28	3.77%	$45.5	1.06%	1.06%	0.38%	37%
8/31/2018[g]	$17.82	$0.08	$3.57	$3.65	$(0.13)	$(1.83)	$—	$(1.96)	$—	$19.51	21.76%	$56.6	1.06%	1.06%	0.44%	41%
8/31/2017[g]	$18.34	$0.10	$2.64	$2.74	$(0.16)	$(3.10)	$—	$(3.26)	$—	$17.82	17.37%[h]	$57.8	1.07%	1.04%[e]	0.60%[e]	37%
Advisor Class
8/31/2021	$23.20	$(0.05)	$7.66	$7.61	$(0.02)	$(1.74)	$—	$(1.76)	$—	$29.05	34.95%	$8.0	1.19%	1.19%	(0.18)%	28%
8/31/2020	$18.20	$(0.04)	$6.17	$6.13	$(0.03)	$(1.10)	$—	$(1.13)	$—	$23.20	35.18%	$0.2	1.32%	1.32%	(0.21)%	49%
8/31/2019	$19.46	$0.01	$0.31	$0.32	$(0.05)	$(1.53)	$—	$(1.58)	$—	$18.20	3.41%	$0.2	1.40%	1.40%	0.05%	37%
8/31/2018[g]	$17.36	$0.02	$3.52	$3.54	$(0.05)	$(1.39)	$—	$(1.44)	$—	$19.46	21.34%	$0.2	1.40%	1.40%	0.12%	41%
8/31/2017[g]	$17.14	$0.09	$2.54	$2.63	$(0.06)	$(2.35)	$—	$(2.41)	$—	$17.36	17.26%[h]	$0.1	1.38%	1.18%[e]	0.51%[e]	37%
Institutional Class
8/31/2021	$23.41	$0.06	$7.77	$7.83	$(0.08)	$(1.74)	$—	$(1.82)	$—	$29.42	35.68%	$204.8	0.67%	0.67%	0.26%	28%
8/31/2020	$18.32	$0.08	$6.22	$6.30	$(0.11)	$(1.10)	$—	$(1.21)	$—	$23.41	36.03%	$149.6	0.70%	0.70%	0.43%	49%
8/31/2019	$19.55	$0.13	$0.32	$0.45	$(0.15)	$(1.53)	$—	$(1.68)	$—	$18.32	4.19%	$83.9	0.71%	0.71%	0.74%	37%
8/31/2018[g]	$17.13	$0.14	$3.51	$3.65	$(0.14)	$(1.09)	$—	$(1.23)	$—	$19.55	22.15%	$82.5	0.71%	0.71%	0.80%	41%
8/31/2017[g]	$16.47	$0.15	$2.50	$2.65	$(0.14)	$(1.85)	$—	$(1.99)	$—	$17.13	17.72%[h]	$70.2	0.72%	0.71%[e]	0.94%[e]	37%
See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Class A
8/31/2021	$23.34	$(0.03)	$7.73	$7.70	$(0.03)	$(1.74)	$—	$(1.77)	$—	$29.27	35.15%	$10.0	1.05%	1.05%	(0.12)%	28%
8/31/2020	$18.28	$0.02	$6.19	$6.21	$(0.05)	$(1.10)	$—	$(1.15)	$—	$23.34	35.49%	$6.1	1.07%	1.07%	0.12%	49%
8/31/2019	$19.50	$0.06	$0.33	$0.39	$(0.08)	$(1.53)	$—	$(1.61)	$—	$18.28	3.79%	$4.1	1.09%	1.09%	0.34%	37%
8/31/2018[g]	$17.85	$0.07	$3.57	$3.64	$(0.13)	$(1.86)	$—	$(1.99)	$—	$19.50	21.67%	$5.5	1.09%	1.09%	0.41%	41%
8/31/2017[g]	$18.43	$0.10	$2.64	$2.74	$(0.17)	$(3.15)	$—	$(3.32)	$—	$17.85	17.28%[h]	$5.6	1.10%	1.09%[e]	0.56%[e]	37%
Class C
8/31/2021	$22.98	$(0.21)	$7.58	$7.37	$—	$(1.74)	$—	$(1.74)	$—	$28.61	34.17%	$3.1	1.79%	1.79%	(0.86)%	28%
8/31/2020	$18.10	$(0.13)	$6.11	$5.98	$—	$(1.10)	$—	$(1.10)	$—	$22.98	34.53%	$2.3	1.81%	1.81%	(0.70)%	49%
8/31/2019	$19.40	$(0.06)	$0.31	$0.25	$(0.02)	$(1.53)	$—	$(1.55)	$—	$18.10	3.00%	$1.8	1.84%	1.84%	(0.38)%	37%
8/31/2018[g]	$17.42	$(0.06)	$3.51	$3.45	$(0.01)	$(1.46)	$—	$(1.47)	$—	$19.40	20.74%	$1.8	1.83%	1.83%	(0.32)%	41%
8/31/2017[g]	$17.38	$(0.03)	$2.58	$2.55	$(0.04)	$(2.47)	$—	$(2.51)	$—	$17.42	16.53%[h]	$1.6	1.84%	1.84%[e]	(0.20)%[e]	37%
Class R3
8/31/2021	$23.22	$(0.11)	$7.69	$7.58	$(0.01)	$(1.74)	$—	$(1.75)	$—	$29.05	34.77%	$0.4	1.38%	1.36%	(0.45)%	28%
8/31/2020	$18.22	$(0.05)	$6.16	$6.11	$(0.01)	$(1.10)	$—	$(1.11)	$—	$23.22	35.06%	$0.2	1.36%	1.36%§	(0.25)%	49%
8/31/2019	$19.46	$0.01	$0.33	$0.34	$(0.05)	$(1.53)	$—	$(1.58)	$—	$18.22	3.51%	$0.1	1.40%	1.36%	0.06%	37%
8/31/2018[g]	$17.37	$0.02	$3.52	$3.54	$(0.05)	$(1.40)	$—	$(1.45)	$—	$19.46	21.33%	$0.4	1.37%	1.36%	0.13%	41%
8/31/2017[g]	$17.20	$0.05	$2.55	$2.60	$(0.06)	$(2.37)	$—	$(2.43)	$—	$17.37	17.02%[h]	$0.5	1.38%	1.36%[e]	0.28%[e]	37%
Class R6
8/31/2021	$23.41	$0.07	$7.77	$7.84	$(0.09)	$(1.74)	$—	$(1.83)	$—	$29.42	35.72%	$0.2	0.68%	0.65%	0.26%	28%
8/31/2020	$18.32	$0.09	$6.22	$6.31	$(0.12)	$(1.10)	$—	$(1.22)	$—	$23.41	36.09%	$0.0	0.65%	0.65%§	0.47%	49%
Period from 3/29/2019^ to 8/31/2019	$16.73	$0.06	$1.53	$1.59	$—	$—	$—	$—	$—	$18.32	9.50%*	$0.0	0.97%**	0.65%**	0.75%**	37%[c]
Integrated Large Cap Fund
Institutional Class
8/31/2021	$7.25	$0.08	$2.15	$2.23	$(0.04)	$(0.06)	$—	$(0.10)	$—	$9.38	31.12%	$4.0	7.45%	0.41%	0.99%	56%
8/31/2020	$7.71	$0.11	$1.19	$1.30	$(0.15)	$(1.61)	$—	$(1.76)	$—	$7.25	19.16%	$3.1	8.67%	0.41%	1.66%	155%
8/31/2019	$8.61	$0.06	$(0.45)	$(0.39)	$(0.07)	$(0.44)	$—	$(0.51)	$—	$7.71	(3.74)%	$3.2	7.48%	0.76%	0.78%	18%
8/31/2018	$7.56	$0.06	$1.04	$1.10	$(0.05)	$(0.00)	$—	$(0.05)	$—	$8.61	14.53%	$4.8	6.48%	0.75%	0.74%	33%
8/31/2017	$6.65	$0.05	$0.94	$0.99	$(0.03)	$(0.05)	$—	$(0.08)	$—	$7.56	15.13%	$4.2	7.05%	0.85%	0.65%	16%

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Integrated Large Cap Fund (cont'd)
Class A
8/31/2021	$7.31	$0.05	$2.16	$2.21	$(0.01)	$(0.06)	$—	$(0.07)	$—	$9.45	30.51%	$0.5	7.99%	0.77%		0.63%	56%
8/31/2020	$7.75	$0.09	$1.20	$1.29	$(0.12)	$(1.61)	$—	$(1.73)	$—	$7.31	18.86%	$0.3	9.15%	0.77%		1.29%	155%
8/31/2019[i]	$8.62	$0.03	$(0.45)	$(0.42)	$(0.01)	$(0.44)	$—	$(0.45)	$—	$7.75	(4.19)%	$0.3	7.96%	1.12%		0.37%	18%
8/31/2018[i]	$7.58	$0.03	$1.04	$1.07	$(0.03)	$(0.00)	$—	$(0.03)	$—	$8.62	14.17%	$0.4	6.70%	1.11%		0.41%	33%
8/31/2017[i]	$6.65	$0.01	$0.97	$0.98	$—	$(0.05)	$—	$(0.05)	$—	$7.58	14.85%	$0.3	7.74%	1.25%		0.19%	16%
Class C
8/31/2021	$7.25	$(0.01)	$2.14	$2.13	$—	$(0.06)	$—	$(0.06)	$—	$9.32	29.64%	$0.1	8.76%	1.52%		(0.12)%	56%
8/31/2020	$7.70	$0.04	$1.18	$1.22	$(0.06)	$(1.61)	$—	$(1.67)	$—	$7.25	17.87%	$0.1	9.78%	1.52%		0.55%	155%
8/31/2019[i]	$8.61	$(0.03)	$(0.44)	$(0.47)	$—	$(0.44)	$—	$(0.44)	$—	$7.70	(4.84)%	$0.1	8.64%	1.87%		(0.34)%	18%
8/31/2018[i]	$7.61	$(0.04)	$1.04	$1.00	$—	$(0.00)	$—	$—	$—	$8.61	13.22%	$0.1	7.61%	1.86%		(0.40)%	33%
8/31/2017[i]	$6.73	$(0.03)	$0.96	$0.93	$—	$(0.05)	$—	$(0.05)	$—	$7.61	13.89%	$0.1	8.34%	1.98%		(0.47)%	16%
International Equity Fund
Investor Class
8/31/2021	$14.04	$0.11	$3.72	$3.83	$(0.09)	$(0.60)	$—	$(0.69)	$—	$17.18	28.24%	$102.9	1.16%	1.06%		0.70%	26%
8/31/2020	$12.47	$0.06	$1.84	$1.90	$(0.12)	$(0.22)	$—	$(0.34)	$0.01	$14.04	15.39%[d]	$92.8	1.19%	1.08%		0.43%	45%
8/31/2019	$13.16	$0.11	$(0.68)	$(0.57)	$(0.09)	$(0.03)	$—	$(0.12)	$—	$12.47	(4.23)%	$93.3	1.22%	1.13%		0.87%	34%
8/31/2018[g]	$12.58	$0.10	$0.51	$0.61	$(0.03)	$—	$—	$(0.03)	$—	$13.16	4.88%	$106.7	1.20%	1.14%		0.74%	32%
8/31/2017[g]	$10.90	$0.15	$1.58	$1.73	$(0.05)	$—	$—	$(0.05)	$—	$12.58	15.97%[h]	$110.4	1.23%	0.73%[e]		1.34%[e]	27%
Trust Class
8/31/2021	$14.04	$0.09	$3.73	$3.82	$(0.08)	$(0.60)	$—	$(0.68)	$—	$17.18	28.17%	$32.4	1.24%	1.14%		0.61%	26%
8/31/2020	$12.46	$0.05	$1.85	$1.90	$(0.11)	$(0.22)	$—	$(0.33)	$0.01	$14.04	15.41%[d]	$28.7	1.23%	1.13%		0.40%	45%
8/31/2019	$13.16	$0.10	$(0.69)	$(0.59)	$(0.08)	$(0.03)	$—	$(0.11)	$—	$12.46	(4.35)%	$30.1	1.26%	1.17%		0.80%	34%
8/31/2018[g]	$12.57	$0.09	$0.52	$0.61	$(0.02)	$—	$—	$(0.02)	$—	$13.16	4.84%	$40.9	1.24%	1.18%		0.71%	32%
8/31/2017[g]	$10.88	$0.15	$1.58	$1.73	$(0.04)	$—	$—	$(0.04)	$—	$12.57	15.92%[h]	$45.7	1.27%	0.74%[e]		1.29%[e]	27%
Institutional Class
8/31/2021	$14.06	$0.14	$3.72	$3.86	$(0.12)	$(0.60)	$—	$(0.72)	$—	$17.20	28.45%	$1,654.0	0.98%	0.86%		0.92%	26%
8/31/2020	$12.48	$0.09	$1.85	$1.94	$(0.15)	$(0.22)	$—	$(0.37)	$0.01	$14.06	15.74%[d]	$1,319.0	0.98%	0.85%		0.71%	45%
8/31/2019	$13.18	$0.13	$(0.67)	$(0.54)	$(0.13)	$(0.03)	$—	$(0.16)	$—	$12.48	(3.95)%	$1,518.8	1.00%	0.85%		1.08%	34%
8/31/2018	$12.66	$0.14	$0.51	$0.65	$(0.13)	$—	$—	$(0.13)	$—	$13.18	5.12%	$1,772.4	0.99%	0.85%		1.03%	32%
8/31/2017	$11.09	$0.14	$1.58	$1.72	$(0.15)	$—	$—	$(0.15)	$—	$12.66	15.82%[h]	$1,449.0	1.02%	0.85	%e§	1.19%[e]	27%

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund (cont'd)
Class A
8/31/2021	$14.03	$0.08	$3.73	$3.81	$(0.08)	$(0.60)	$—	$(0.68)	$—	$17.16	28.05%	$66.1	1.35%	1.22%	0.54%	26%
8/31/2020	$12.46	$0.04	$1.85	$1.89	$(0.11)	$(0.22)	$—	$(0.33)	$0.01	$14.03	15.27%[d]	$55.8	1.34%	1.21%	0.30%	45%
8/31/2019	$13.15	$0.09	$(0.67)	$(0.58)	$(0.08)	$(0.03)	$—	$(0.11)	$—	$12.46	(4.30)%	$52.2	1.37%	1.21%	0.76%	34%
8/31/2018[g]	$12.56	$0.08	$0.52	$0.60	$(0.01)	$—	$—	$(0.01)	$—	$13.15	4.77%	$67.2	1.35%	1.21%	0.63%	32%
8/31/2017[g]	$10.91	$0.07	$1.60	$1.67	$(0.02)	$—	$—	$(0.02)	$—	$12.56	15.32%	$71.9	1.39%	1.21%§	0.65%[e]	27%
Class C
8/31/2021	$13.94	$(0.03)	$3.69	$3.66	$—	$(0.60)	$—	$(0.60)	$—	$17.00	27.07%	$8.2	2.10%	1.97%	(0.22)%	26%
8/31/2020	$12.39	$(0.06)	$1.83	$1.77	$(0.01)	$(0.22)	$—	$(0.23)	$0.01	$13.94	14.41%[d]	$7.4	2.09%	1.96%	(0.47)%	45%
8/31/2019	$13.09	$(0.00)	$(0.67)	$(0.67)	$(0.00)	$(0.03)	$—	$(0.03)	$—	$12.39	(5.05)%	$9.6	2.12%	1.96%	(0.02)%	34%
8/31/2018[g]	$12.58	$(0.01)	$0.52	$0.51	$—	$—	$—	$—	$—	$13.09	4.05%	$14.3	2.11%	1.96%	(0.06)%	32%
8/31/2017[g]	$10.99	$0.00	$1.59	$1.59	$—	$—	$—	$—	$—	$12.58	14.48%	$13.2	2.14%	1.96%§	0.04%[e]	27%
Class R6
8/31/2021	$14.08	$0.15	$3.73	$3.88	$(0.14)	$(0.60)	$—	$(0.74)	$—	$17.22	28.57%	$86.0	0.88%	0.76%	1.00%	26%
8/31/2020	$12.49	$0.10	$1.87	$1.97	$(0.17)	$(0.22)	$—	$(0.39)	$0.01	$14.08	15.91%[d]	$76.1	0.88%	0.75%	0.77%	45%
8/31/2019	$13.20	$0.16	$(0.70)	$(0.54)	$(0.14)	$(0.03)	$—	$(0.17)	$—	$12.49	(3.95)%	$80.4	0.92%	0.76%	1.28%	34%
8/31/2018[g]	$12.67	$0.15	$0.52	$0.67	$(0.14)	$—	$—	$(0.14)	$—	$13.20	5.26%	$74.3	0.92%	0.78%	1.15%	32%
8/31/2017[g]	$11.11	$0.15	$1.57	$1.72	$(0.16)	$—	$—	$(0.16)	$—	$12.67	15.85%	$134.6	0.94%	0.77%	1.31%[e]	27%
International Select Fund
Trust Class
8/31/2021	$13.91	$0.10	$3.78	$3.88	$(0.07)	$(0.10)	$—	$(0.17)	$—	$17.62	28.12%	$6.6	1.41%	1.16%	0.67%	21%
8/31/2020	$12.30	$0.05	$1.94	$1.99	$(0.19)	$(0.19)	$—	$(0.38)	$—	$13.91	16.28%	$5.3	1.41%	1.15%	0.41%	33%
8/31/2019	$12.97	$0.12	$(0.61)	$(0.49)	$(0.05)	$(0.13)	$—	$(0.18)	$—	$12.30	(3.58)%	$5.0	1.42%	1.15%	0.97%	32%
8/31/2018	$12.43	$0.10	$0.54	$0.64	$(0.10)	$—	$—	$(0.10)	$—	$12.97	5.17%	$8.0	1.38%	1.16%	0.74%	44%
8/31/2017	$10.88	$0.10	$1.57	$1.67	$(0.12)	$—	$—	$(0.12)	$—	$12.43	15.57%	$8.2	1.34%	1.18%	0.90%	27%
Institutional Class
8/31/2021	$13.89	$0.16	$3.77	$3.93	$(0.12)	$(0.10)	$—	$(0.22)	$—	$17.60	28.57%	$152.5	0.97%	0.81%	1.01%	21%
8/31/2020	$12.28	$0.10	$1.93	$2.03	$(0.23)	$(0.19)	$—	$(0.42)	$—	$13.89	16.68%	$138.9	0.94%	0.80%	0.79%	33%
8/31/2019	$12.96	$0.15	$(0.60)	$(0.45)	$(0.10)	$(0.13)	$—	$(0.23)	$—	$12.28	(3.29)%	$128.1	0.97%	0.80%	1.27%	32%
8/31/2018	$12.42	$0.13	$0.55	$0.68	$(0.14)	$—	$—	$(0.14)	$—	$12.96	5.52%	$142.4	0.93%	0.81%	0.99%	44%
8/31/2017	$10.86	$0.14	$1.58	$1.72	$(0.16)	$—	$—	$(0.16)	$—	$12.42	16.13%	$214.4	0.90%	0.83%	1.27%	27%

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Select Fund (cont'd)
Class A
8/31/2021	$13.80	$0.10	$3.74	$3.84	$(0.07)	$(0.10)	$—	$(0.17)	$—	$17.47	28.07%	$4.5	1.34%		1.17%		0.66%		21%
8/31/2020	$12.21	$0.05	$1.92	$1.97	$(0.19)	$(0.19)	$—	$(0.38)	$—	$13.80	16.22%	$3.2	1.31%		1.16%		0.36%		33%
8/31/2019	$12.87	$0.10	$(0.58)	$(0.48)	$(0.05)	$(0.13)	$—	$(0.18)	$—	$12.21	(3.58)%	$3.2	1.35%		1.16%		0.85%		32%
8/31/2018	$12.34	$0.08	$0.55	$0.63	$(0.10)	$—	$—	$(0.10)	$—	$12.87	5.12%	$3.9	1.31%		1.17%		0.63%		44%
8/31/2017	$10.80	$0.10	$1.56	$1.66	$(0.12)	$—	$—	$(0.12)	$—	$12.34	15.60%	$4.9	1.27%		1.19%		0.87%		27%
Class C
8/31/2021	$13.54	$(0.02)	$3.67	$3.65	$—	$(0.10)	$—	$(0.10)	$—	$17.09	27.11%	$0.8	2.12%		1.92%		(0.11)%		21%
8/31/2020	$11.99	$(0.04)	$1.87	$1.83	$(0.09)	$(0.19)	$—	$(0.28)	$—	$13.54	15.37%	$0.9	2.06%		1.91%		(0.34)%		33%
8/31/2019	$12.68	$0.01	$(0.57)	$(0.56)	$—	$(0.13)	$—	$(0.13)	$—	$11.99	(4.32)%	$1.5	2.09%		1.91%		0.10%		32%
8/31/2018	$12.16	$(0.00)	$0.53	$0.53	$(0.01)	$—	$—	$(0.01)	$—	$12.68	4.37%	$2.4	2.06%		1.92%		(0.02)%		44%
8/31/2017	$10.64	$0.02	$1.54	$1.56	$(0.04)	$—	$—	$(0.04)	$—	$12.16	14.70%	$2.5	2.02%		1.94%		0.16%		27%
Class R3
8/31/2021	$13.67	$0.06	$3.71	$3.77	$(0.02)	$(0.10)	$—	$(0.12)	$—	$17.32	27.74%	$1.9	1.60%		1.42%		0.38%		21%
8/31/2020	$12.10	$0.02	$1.89	$1.91	$(0.15)	$(0.19)	$—	$(0.34)	$—	$13.67	15.93%	$2.2	1.57%		1.41%		0.18%		33%
8/31/2019	$12.75	$0.08	$(0.58)	$(0.50)	$(0.02)	$(0.13)	$—	$(0.15)	$—	$12.10	(3.81)%	$2.3	1.60%		1.41%		0.66%		32%
8/31/2018	$12.22	$0.05	$0.55	$0.60	$(0.07)	$—	$—	$(0.07)	$—	$12.75	4.92%	$3.5	1.56%		1.42%		0.36%		44%
8/31/2017	$10.71	$0.08	$1.53	$1.61	$(0.10)	$—	$—	$(0.10)	$—	$12.22	15.26%	$5.0	1.52%		1.44%		0.70%		27%
Class R6
8/31/2021	$13.90	$0.13	$3.81	$3.94	$(0.13)	$(0.10)	$—	$(0.23)	$—	$17.61	28.65%	$1.3	0.88%		0.71%		0.83%		21%
8/31/2020	$12.29	$0.04	$2.00	$2.04	$(0.24)	$(0.19)	$—	$(0.43)	$—	$13.90	16.77%	$1.9	0.84%		0.70%		0.28%		33%
8/31/2019	$12.96	$0.23	$(0.66)	$(0.43)	$(0.11)	$(0.13)	$—	$(0.24)	$—	$12.29	(3.11)%	$29.6	0.87%		0.71%		1.88%		32%
8/31/2018	$12.42	$0.15	$0.54	$0.69	$(0.15)	$—	$—	$(0.15)	$—	$12.96	5.59%	$9.4	0.87%		0.74%		1.15%		44%
Period from 4/17/2017^ to 8/31/2017	$11.12	$0.08	$1.22	$1.30	$—	$—	$—	$—	$—	$12.42	11.69%*	$9.6	0.79	%**	0.73	%**	1.70	%**	27%[c]
International Small Cap Fund
Institutional Class
8/31/2021	$13.86	$0.03	$4.96	$4.99	$(0.07)	$(0.44)	$—	$(0.51)	$—	$18.34	36.97%	$2.8	13.09%		1.07%		0.20%		22%
8/31/2020	$11.28	$0.02	$2.66	$2.68	$(0.10)	$—	$—	$(0.10)	$—	$13.86	23.84%	$1.4	5.81%		1.05	%^^	0.14%		14%
8/31/2019	$12.98	$0.11	$(1.60)	$(1.49)	$(0.03)	$(0.18)	$—	$(0.21)	$—	$11.28	(11.26)%	$5.3	6.24%		1.05%		1.00%		32%
8/31/2018	$12.74	$0.11	$1.02	$1.13	$(0.35)	$(0.54)	$—	$(0.89)	$—	$12.98	9.06%	$6.2	7.02%		1.05%		0.83%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$—	$12.74	27.40%*	$0.8	29.10	%‡**	1.05	%‡**	0.93	%‡**	43%*
See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Small Cap Fund (cont'd)
Class A
8/31/2021	$13.82	$(0.03)	$4.94	$4.91	$(0.05)	$(0.44)	$—	$(0.49)	$—	$18.24	36.43%	$0.5	13.62%		1.43%		(0.17)%		22%
8/31/2020	$11.24	$(0.03)	$2.66	$2.63	$(0.05)	$—	$—	$(0.05)	$—	$13.82	23.41%	$0.2	6.40%		1.42	%^^	(0.23)%		14%
8/31/2019	$12.93	$0.06	$(1.57)	$(1.51)	$—	$(0.18)	$—	$(0.18)	$—	$11.24	(11.49)%	$0.1	6.77%		1.41%		0.54%		32%
8/31/2018	$12.70	$0.02	$1.05	$1.07	$(0.30)	$(0.54)	$—	$(0.84)	$—	$12.93	8.60%	$0.2	7.56%		1.41%		0.16%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.11	$2.59	$2.70	$—	$—	$—	$—	$—	$12.70	27.00%*	$0.3	29.48	%‡**	1.41	%‡**	1.21	%‡**	43%*
Class C
8/31/2021	$13.55	$(0.15)	$4.85	$4.70	$—	$(0.44)	$—	$(0.44)	$—	$17.81	35.48%	$0.2	14.29%		2.19%		(0.96)%		22%
8/31/2020	$11.06	$(0.11)	$2.60	$2.49	$—	$—	$—	$—	$—	$13.55	22.51%	$0.1	6.93%		2.17	%^^	(0.97)%		14%
8/31/2019	$12.83	$(0.01)	$(1.58)	$(1.59)	$—	$(0.18)	$—	$(0.18)	$—	$11.06	(12.22)%	$0.1	7.38%		2.16%		(0.10)%		32%
8/31/2018	$12.63	$(0.07)	$1.05	$0.98	$(0.24)	$(0.54)	$—	$(0.78)	$—	$12.83	7.89%	$0.2	8.15%		2.16%		(0.53)%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$(0.02)	$2.65	$2.63	$—	$—	$—	$—	$—	$12.63	26.30%*	$0.1	30.21	%‡**	2.16	%‡**	(0.19	)%‡**	43%*
Class R6
8/31/2021	$13.88	$0.04	$4.97	$5.01	$(0.13)	$(0.44)	$—	$(0.57)	$—	$18.32	37.14%	$0.4	13.03%		0.98%		0.25%		22%
8/31/2020	$11.29	$0.03	$2.67	$2.70	$(0.11)	$—	$—	$(0.11)	$—	$13.88	24.01%	$0.3	5.71%		0.96	%^^	0.24%		14%
8/31/2019	$12.98	$0.12	$(1.59)	$(1.47)	$(0.04)	$(0.18)	$—	$(0.22)	$—	$11.29	(11.13)%	$0.2	6.16%		0.96%		1.09%		32%
8/31/2018	$12.74	$0.08	$1.06	$1.14	$(0.36)	$(0.54)	$—	$(0.90)	$—	$12.98	9.12%	$0.3	6.97%		0.98%		0.64%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$—	$12.74	27.40%*	$0.3	29.02	%‡**	0.98	%‡**	0.99	%‡**	43%*
Intrinsic Value Fund
Institutional Class
8/31/2021	$15.13	$(0.11)	$9.31	$9.20	$—	$(0.32)	$—	$(0.32)	$—	$24.01	61.43%	$979.4	1.01%		1.01	%§	(0.54)%		23%
8/31/2020	$14.50	$(0.04)	$1.11	$1.07	$—	$(0.44)	$—	$(0.44)	$—	$15.13	7.36%	$555.2	1.05%		1.00%		(0.29)%		19%
8/31/2019	$18.54	$(0.03)	$(2.14)	$(2.17)	$—	$(1.87)	$—	$(1.87)	$—	$14.50	(10.83)%	$574.1	1.05%		1.01%		(0.20)%		22%
8/31/2018	$16.12	$(0.06)	$3.33	$3.27	$—	$(0.85)	$—	$(0.85)	$—	$18.54	21.01%	$678.0	1.02%		1.00%		(0.35)%		25%
8/31/2017	$14.02	$(0.05)	$2.36	$2.31	$—	$(0.21)	$—	$(0.21)	$—	$16.12	16.59%	$841.9	1.03%		1.00%		(0.35)%		26%
Class A
8/31/2021	$15.02	$(0.19)	$9.23	$9.04	$—	$(0.32)	$—	$(0.32)	$—	$23.74	60.81%	$51.4	1.37%		1.37%		(0.90)%		23%
8/31/2020	$14.44	$(0.09)	$1.11	$1.02	$—	$(0.44)	$—	$(0.44)	$—	$15.02	7.04%	$21.0	1.43%		1.36%		(0.65)%		19%
8/31/2019[i]	$18.54	$(0.09)	$(2.14)	$(2.23)	$—	$(1.87)	$—	$(1.87)	$—	$14.44	(11.18)%	$19.7	1.44%		1.37%		(0.56)%		22%
8/31/2018[i]	$16.20	$(0.12)	$3.34	$3.22	$—	$(0.88)	$—	$(0.88)	$—	$18.54	20.58%	$20.0	1.41%		1.36%		(0.73)%		25%
8/31/2017[i]	$14.15	$(0.11)	$2.38	$2.27	$—	$(0.22)	$—	$(0.22)	$—	$16.20	16.20%	$18.2	1.43%		1.36%		(0.68)%		26%

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Intrinsic Value Fund (cont'd)
Class C
8/31/2021	$14.79	$(0.33)	$9.05	$8.72	$—	$(0.32)	$—	$(0.32)	$—	$23.19	59.58%	$18.4	2.12%	2.12%§	(1.65)%		23%
8/31/2020	$14.34	$(0.19)	$1.08	$0.89	$—	$(0.44)	$—	$(0.44)	$—	$14.79	6.16%	$11.3	2.16%	2.11%	(1.38)%		19%
8/31/2019[i]	$18.54	$(0.20)	$(2.13)	$(2.33)	$—	$(1.87)	$—	$(1.87)	$—	$14.34	(11.78)%	$16.8	2.16%	2.12%	(1.30)%		22%
8/31/2018[i]	$16.39	$(0.26)	$3.35	$3.09	$—	$(0.94)	$—	$(0.94)	$—	$18.54	19.65%	$24.5	2.13%	2.11%	(1.47)%		25%
8/31/2017[i]	$14.42	$(0.22)	$2.42	$2.20	$—	$(0.23)	$—	$(0.23)	$—	$16.39	15.36%	$22.4	2.15%	2.11%	(1.45)%		26%
Class R6
8/31/2021	$15.17	$(0.09)	$9.33	$9.24	$—	$(0.32)	$—	$(0.32)	$—	$24.09	61.54%	$84.0	0.89%	0.89%§	(0.44)%		23%
8/31/2020	$14.52	$(0.02)	$1.11	$1.09	$—	$(0.44)	$—	$(0.44)	$—	$15.17	7.49%	$0.1	0.97%	0.90%	(0.17)%		19%
Period from 1/18/2019^ to 8/31/2019	$14.22	$(0.01)	$0.31	$0.30	$—	$—	$—	$—	$—	$14.52	2.11%*	$0.2	1.00%**	0.91%**	(0.10	)%**	22%[c]
Large Cap Value Fund
Investor Class
8/31/2021	$30.38	$0.66	$14.39	$15.05	$(0.49)	$(0.09)	$—	$(0.58)	$—	$44.85	50.05%	$1,628.3	0.78%	0.78%	1.67%		89%
8/31/2020	$30.58	$0.59	$0.46	$1.05	$(0.60)	$(0.65)	$—	$(1.25)	$—	$30.38	3.23%	$1,087.2	0.85%	0.85%	1.99%		157%
8/31/2019	$32.87	$0.59	$1.03	$1.62	$(0.53)	$(3.38)	$—	$(3.91)	$—	$30.58	6.25%	$1,174.3	0.86%	0.86%	1.93%		109%[k]
8/31/2018	$31.61	$0.46	$3.47	$3.93	$(0.40)	$(2.27)	$—	$(2.67)	$—	$32.87	12.90%	$1,160.3	0.87%	0.87%	1.46%		153%
8/31/2017	$28.25	$0.40	$4.03	$4.43	$(0.20)	$(0.87)	$—	$(1.07)	$—	$31.61	15.88%[h]	$1,148.5	0.87%	0.86%[e]	1.31%[e]		74%
Trust Class
8/31/2021	$30.39	$0.58	$14.41	$14.99	$(0.43)	$(0.09)	$—	$(0.52)	$—	$44.86	49.76%	$112.1	0.99%	0.99%	1.47%		89%
8/31/2020	$30.59	$0.54	$0.45	$0.99	$(0.54)	$(0.65)	$—	$(1.19)	$—	$30.39	3.05%	$65.4	1.03%	1.03%	1.82%		157%
8/31/2019	$32.88	$0.54	$1.03	$1.57	$(0.48)	$(3.38)	$—	$(3.86)	$—	$30.59	6.04%	$81.7	1.04%	1.04%	1.75%		109%[k]
8/31/2018[f]	$31.63	$0.40	$3.47	$3.87	$(0.35)	$(2.27)	$—	$(2.62)	$—	$32.88	12.68%	$68.4	1.05%	1.05%	1.26%		153%
8/31/2017[f]	$28.84	$0.36	$4.10	$4.46	$(0.30)	$(1.37)	$—	$(1.67)	$—	$31.63	15.77%[h]	$75.0	1.05%	1.01%[e]	1.16%[e]		74%
Advisor Class
8/31/2021	$30.40	$0.51	$14.41	$14.92	$(0.38)	$(0.09)	$—	$(0.47)	$—	$44.85	49.48%	$138.0	1.14%	1.14%	1.31%		89%
8/31/2020	$30.60	$0.49	$0.46	$0.95	$(0.50)	$(0.65)	$—	$(1.15)	$—	$30.40	2.90%	$99.7	1.18%	1.18%	1.66%		157%
8/31/2019	$32.88	$0.49	$1.04	$1.53	$(0.43)	$(3.38)	$—	$(3.81)	$—	$30.60	5.90%	$114.8	1.19%	1.19%	1.58%		109%[k]
8/31/2018[f]	$31.62	$0.35	$3.49	$3.84	$(0.31)	$(2.27)	$—	$(2.58)	$—	$32.88	12.56%	$125.2	1.20%	1.20%	1.11%		153%
8/31/2017[f]	$29.45	$0.30	$4.15	$4.45	$(0.41)	$(1.87)	$—	$(2.28)	$—	$31.62	15.51%[h]	$144.1	1.20%	1.19%[e]	0.98%[e]		74%

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Institutional Class
8/31/2021	$30.38	$0.84	$14.26	$15.10	$(0.55)	$(0.09)	$—	$(0.64)	$—	$44.84	50.25%	$4,146.7	0.62%	0.62%		1.96%	89%
8/31/2020	$30.57	$0.64	$0.47	$1.11	$(0.65)	$(0.65)	$—	$(1.30)	$—	$30.38	3.42%	$365.3	0.68%	0.68%		2.15%	157%
8/31/2019[l]	$32.87	$0.66	$1.01	$1.67	$(0.59)	$(3.38)	$—	$(3.97)	$—	$30.57	6.41%	$339.6	0.69%	0.69%		2.17%	109%[k]
8/31/2018[f]	$31.60	$0.52	$3.47	$3.99	$(0.45)	$(2.27)	$—	$(2.72)	$—	$32.87	13.11%	$98.5	0.70%	0.70	%§	1.64%	153%
8/31/2017[f]	$28.25	$0.45	$4.02	$4.47	$(0.26)	$(0.86)	$—	$(1.12)	$—	$31.60	16.04%[h]	$80.6	0.70%	0.69	%e§	1.50%[e]	74%
Class A
8/31/2021	$30.39	$0.64	$14.33	$14.97	$(0.40)	$(0.09)	$—	$(0.49)	$—	$44.87	49.67%	$136.5	1.01%	1.01%		1.51%	89%
8/31/2020	$30.59	$0.53	$0.45	$0.98	$(0.53)	$(0.65)	$—	$(1.18)	$—	$30.39	3.03%	$23.4	1.05%	1.05%		1.73%	157%
8/31/2019	$32.88	$0.58	$0.97	$1.55	$(0.46)	$(3.38)	$—	$(3.84)	$—	$30.59	5.99%	$52.5	1.08%	1.08%		1.89%	109%[k]
8/31/2018[f]	$31.62	$0.39	$3.48	$3.87	$(0.34)	$(2.27)	$—	$(2.61)	$—	$32.88	12.68%	$4.1	1.08%	1.08%		1.24%	153%
8/31/2017[f]	$28.87	$0.34	$4.09	$4.43	$(0.31)	$(1.37)	$—	$(1.68)	$—	$31.62	15.65%[h]	$3.8	1.07%	1.07%[e]		1.11%[e]	74%
Class C
8/31/2021	$30.30	$0.40	$14.30	$14.70	$(0.01)	$(0.09)	$—	$(0.10)	$—	$44.90	48.59%	$102.3	1.74%	1.74%		0.94%	89%
8/31/2020	$30.61	$0.31	$0.44	$0.75	$(0.41)	$(0.65)	$—	$(1.06)	$—	$30.30	2.27%	$14.7	1.81%	1.81%		1.04%	157%
8/31/2019	$32.87	$0.33	$1.02	$1.35	$(0.23)	$(3.38)	$—	$(3.61)	$—	$30.61	5.24%	$19.7	1.82%	1.82%		1.08%	109%[k]
8/31/2018[f]	$31.67	$0.15	$3.48	$3.63	$(0.16)	$(2.27)	$—	$(2.43)	$—	$32.87	11.83%	$1.9	1.82%	1.82%		0.48%	153%
8/31/2017[f]	$29.66	$0.11	$4.18	$4.29	$(0.29)	$(1.99)	$—	$(2.28)	$—	$31.67	14.84%[h]	$2.3	1.81%	1.81%[e]		0.36%[e]	74%
Class R3
8/31/2021	$30.42	$0.52	$14.36	$14.88	$(0.33)	$(0.09)	$—	$(0.42)	$—	$44.88	49.26%	$2.0	1.29%	1.29%		1.29%	89%
8/31/2020	$30.62	$0.45	$0.45	$0.90	$(0.45)	$(0.65)	$—	$(1.10)	$—	$30.42	2.74%	$0.6	1.34%	1.34	%§	1.51%	157%
8/31/2019	$32.89	$0.43	$1.06	$1.49	$(0.38)	$(3.38)	$—	$(3.76)	$—	$30.62	5.74%	$0.7	1.37%	1.37	%§	1.42%	109%[k]
8/31/2018[f]	$31.63	$0.32	$3.47	$3.79	$(0.26)	$(2.27)	$—	$(2.53)	$—	$32.89	12.39%	$0.3	1.37%	1.36%		1.00%	153%
8/31/2017[f]	$29.46	$0.28	$4.12	$4.40	$(0.39)	$(1.84)	$—	$(2.23)	$—	$31.63	15.27%[h]	$0.2	1.43%	1.36%[e]		0.90%[e]	74%
Class R6
8/31/2021	$30.41	$0.78	$14.37	$15.15	$(0.58)	$(0.09)	$—	$(0.67)	$—	$44.89	50.39%	$190.6	0.53%	0.53%		1.95%	89%
8/31/2020	$30.59	$0.63	$0.51	$1.14	$(0.67)	$(0.65)	$—	$(1.32)	$—	$30.41	3.54%	$91.4	0.59%	0.59	%§	2.19%	157%
Period from 1/18/2019^ to 8/31/2019	$28.19	$0.45	$1.95	$2.40	$—	$—	$—	$—	$—	$30.59	8.51%*	$0.3	0.67%**	0.61	%**	2.39%**	109	%ck

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund
Investor Class
8/31/2021	$18.45	$(0.12)	$6.36	$6.24	$—	$(1.91)	$—	$(1.91)	$—	$22.78	35.63%	$696.4	0.83%	0.83%		(0.57)%	42%
8/31/2020	$15.96	$(0.06)	$3.40	$3.34	$—	$(0.85)	$—	$(0.85)	$—	$18.45	21.95%	$570.7	0.88%	0.88%		(0.39)%	55%
8/31/2019	$16.99	$(0.05)	$0.47	$0.42	$—	$(1.45)	$—	$(1.45)	$—	$15.96	4.84%	$513.3	0.90%	0.90%		(0.31)%	48%
8/31/2018[f]	$14.61	$(0.04)	$3.74	$3.70	$—	$(1.32)	$—	$(1.32)	$—	$16.99	26.75%	$528.1	0.90%	0.90%		(0.25)%	50%
8/31/2017[f]	$13.25	$(0.04)	$2.04	$2.00	$—	$(0.64)	$—	$(0.64)	$—	$14.61	15.80%[h]	$445.9	0.93%	0.91%[e]		(0.28)%[e]	47%
Trust Class
8/31/2021[l]	$18.46	$(0.14)	$6.36	$6.22	$—	$(1.91)	$—	$(1.91)	$—	$22.77	35.53%	$109.3	0.92%	0.92%		(0.66)%	42%
8/31/2020[l]	$15.98	$(0.07)	$3.40	$3.33	$—	$(0.85)	$—	$(0.85)	$—	$18.46	21.85%	$85.7	0.94%	0.94%		(0.46)%	55%
8/31/2019[l]	$17.02	$(0.06)	$0.47	$0.41	$—	$(1.45)	$—	$(1.45)	$—	$15.98	4.78%	$77.7	0.95%	0.95%		(0.37)%	48%
8/31/2018fl	$14.66	$(0.05)	$3.73	$3.68	$—	$(1.32)	$—	$(1.32)	$—	$17.02	26.65%	$77.6	0.95%	0.95%		(0.30)%	50%
8/31/2017fl	$13.01	$(0.04)	$2.05	$2.01	$—	$(0.36)	$—	$(0.36)	$—	$14.66	15.75%[h]	$52.0	0.97%	0.97%[e]		(0.34)%[e]	47%
Advisor Class
8/31/2021[l]	$18.51	$(0.19)	$6.35	$6.16	$—	$(1.91)	$—	$(1.91)	$—	$22.76	35.19%	$13.2	1.17%	1.17%		(0.92)%	42%
8/31/2020[l]	$16.07	$(0.11)	$3.41	$3.30	$—	$(0.86)	$—	$(0.86)	$—	$18.51	21.57%	$10.3	1.20%	1.20%		(0.70)%	55%
8/31/2019[l]	$17.16	$(0.09)	$0.47	$0.38	$—	$(1.47)	$—	$(1.47)	$—	$16.07	4.53%	$12.0	1.21%	1.21%		(0.62)%	48%
8/31/2018fl	$14.81	$(0.09)	$3.78	$3.69	$—	$(1.34)	$—	$(1.34)	$—	$17.16	26.32%	$15.4	1.21%	1.21%		(0.56)%	50%
8/31/2017fl	$13.18	$(0.08)	$2.07	$1.99	$—	$(0.36)	$—	$(0.36)	$—	$14.81	15.47%[h]	$12.4	1.23%	1.23%[e]		(0.60)%[e]	47%
Institutional Class
8/31/2021[l]	$18.41	$(0.08)	$6.37	$6.29	$—	$(1.91)	$—	$(1.91)	$—	$22.79	35.91%	$481.1	0.67%	0.67%		(0.41)%	42%
8/31/2020[l]	$15.90	$(0.03)	$3.38	$3.35	$—	$(0.84)	$—	$(0.84)	$—	$18.41	22.12%	$347.4	0.70%	0.70%		(0.22)%	55%
8/31/2019[l]	$16.88	$(0.02)	$0.48	$0.46	$—	$(1.44)	$—	$(1.44)	$—	$15.90	5.09%	$273.4	0.70%	0.70%		(0.11)%	48%
8/31/2018[l]	$14.50	$(0.01)	$3.70	$3.69	$—	$(1.31)	$—	$(1.31)	$—	$16.88	26.93%	$353.7	0.70%	0.70%		(0.05)%	50%
8/31/2017[l]	$13.10	$(0.01)	$2.03	$2.02	$—	$(0.62)	$—	$(0.62)	$—	$14.50	16.03%[h]	$321.5	0.72%	0.72%[e]		(0.09)%[e]	47%
Class A
8/31/2021[l]	$18.48	$(0.16)	$6.36	$6.20	$—	$(1.91)	$—	$(1.91)	$—	$22.77	35.42%	$48.1	1.04%	1.04%		(0.78)%	42%
8/31/2020[l]	$16.02	$(0.09)	$3.41	$3.32	$—	$(0.86)	$—	$(0.86)	$—	$18.48	21.70%	$36.0	1.06%	1.06%		(0.57)%	55%
8/31/2019[l]	$17.09	$(0.07)	$0.46	$0.39	$—	$(1.46)	$—	$(1.46)	$—	$16.02	4.65%	$33.0	1.07%	1.07%		(0.47)%	48%
8/31/2018fl	$14.73	$(0.07)	$3.76	$3.69	$—	$(1.33)	$—	$(1.33)	$—	$17.09	26.48%	$52.1	1.07%	1.07%		(0.42)%	50%
8/31/2017fl	$13.10	$(0.06)	$2.05	$1.99	$—	$(0.36)	$—	$(0.36)	$—	$14.73	15.58%[h]	$54.4	1.11%	1.11	%e§	(0.49)%[e]	47%
See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class C
8/31/2021[l]	$18.63	$(0.32)	$6.33	$6.01	$—	$(1.91)	$—	$(1.91)	$—	$22.73	34.42%	$13.2	1.79%	1.79%		(1.53)%	42%
8/31/2020[l]	$16.29	$(0.21)	$3.43	$3.22	$—	$(0.88)	$—	$(0.88)	$—	$18.63	20.77%	$11.3	1.81%	1.81%		(1.32)%	55%
8/31/2019[l]	$17.52	$(0.19)	$0.47	$0.28	$—	$(1.51)	$—	$(1.51)	$—	$16.29	3.91%	$10.8	1.82%	1.82%		(1.24)%	48%
8/31/2018fl	$15.22	$(0.20)	$3.87	$3.67	$—	$(1.37)	$—	$(1.37)	$—	$17.52	25.49%	$11.6	1.85%	1.85	%§	(1.20)%	50%
8/31/2017fl	$13.65	$(0.18)	$2.13	$1.95	$—	$(0.38)	$—	$(0.38)	$—	$15.22	14.69%	$9.7	1.86%	1.86	%§	(1.24)%	47%
Class R3
8/31/2021[l]	$18.53	$(0.21)	$6.34	$6.13	$—	$(1.91)	$—	$(1.91)	$—	$22.75	35.03%	$18.5	1.29%	1.29%		(1.03)%	42%
8/31/2020[l]	$16.12	$(0.12)	$3.40	$3.28	$—	$(0.87)	$—	$(0.87)	$—	$18.53	21.36%	$13.7	1.31%	1.31%		(0.77)%	55%
8/31/2019[l]	$17.24	$(0.12)	$0.48	$0.36	$—	$(1.48)	$—	$(1.48)	$—	$16.12	4.41%	$56.4	1.33%	1.33	%§	(0.79)%	48%
8/31/2018fl	$14.91	$(0.11)	$3.79	$3.68	$—	$(1.35)	$—	$(1.35)	$—	$17.24	26.11%	$15.6	1.36%	1.36	%§	(0.71)%	50%
8/31/2017fl	$13.29	$(0.10)	$2.09	$1.99	$—	$(0.37)	$—	$(0.37)	$—	$14.91	15.30%	$13.2	1.36%	1.36%		(0.73)%	47%
Class R6
8/31/2021[l]	$18.39	$(0.06)	$6.37	$6.31	$—	$(1.91)	$—	$(1.91)	$—	$22.79	35.99%	$753.3	0.57%	0.57%		(0.31)%	42%
8/31/2020[l]	$15.86	$(0.02)	$3.39	$3.37	$—	$(0.84)	$—	$(0.84)	$—	$18.39	22.27%	$524.1	0.60%	0.60%		(0.11)%	55%
8/31/2019[l]	$16.82	$(0.00)	$0.47	$0.47	$—	$(1.43)	$—	$(1.43)	$—	$15.86	5.20%	$461.1	0.61%	0.61%		(0.03)%	48%
8/31/2018fl	$14.44	$0.00	$3.68	$3.68	$—	$(1.30)	$—	$(1.30)	$—	$16.82	26.99%	$433.5	0.63%	0.63%		0.02%	50%
8/31/2017fl	$13.04	$(0.00)	$2.01	$2.01	$—	$(0.61)	$—	$(0.61)	$—	$14.44	16.13%[h]	$262.4	0.65%	0.65%[e]		(0.02)%[e]	47%
Mid Cap Intrinsic Value Fund
Investor Class
8/31/2021	$16.03	$0.15	$8.52	$8.67	$(0.01)	$—	$—	$(0.01)	$—	$24.69	54.09%	$35.2	1.49%	1.01%		0.68%	31%
8/31/2020	$19.32	$0.22	$(3.28)	$(3.06)	$(0.23)	$—	$—	$(0.23)	$—	$16.03	(16.10)%	$23.0	1.37%	1.11%		1.26%	16%
8/31/2019[i]	$24.16	$0.19	$(3.39)	$(3.20)	$(0.13)	$(1.51)	$—	$(1.64)	$—	$19.32	(12.97)%	$34.5	1.27%	1.17%		0.93%	56%
8/31/2018[i]	$23.02	$0.12	$2.57	$2.69	$(0.11)	$(1.44)	$—	$(1.55)	$—	$24.16	12.20%	$40.2	1.21%	1.17%		0.49%	36%
8/31/2017[i]	$19.75	$0.23	$3.16	$3.39	$(0.12)	$—	$—	$(0.12)	$—	$23.02	17.19%[h]	$40.3	1.25%	1.01%[e]		1.06%[e]	31%
Trust Class
8/31/2021	$16.02	$0.10	$8.52	$8.62	$(0.01)	$—	$—	$(0.01)	$—	$24.63	53.86%	$6.9	1.69%	1.22%		0.48%	31%
8/31/2020	$19.32	$0.20	$(3.30)	$(3.10)	$(0.20)	$—	$—	$(0.20)	$—	$16.02	(16.26)%	$4.9	1.53%	1.26%		1.12%	16%
8/31/2019[i]	$24.16	$0.17	$(3.38)	$(3.21)	$(0.12)	$(1.51)	$—	$(1.63)	$—	$19.32	(13.03)%	$8.0	1.42%	1.27%		0.82%	56%
8/31/2018[i]	$23.35	$0.10	$2.61	$2.71	$(0.12)	$(1.78)	$—	$(1.90)	$—	$24.16	12.17%	$10.2	1.37%	1.25%		0.42%	36%
8/31/2017[i]	$20.10	$0.19	$3.19	$3.38	$(0.13)	$—	$—	$(0.13)	$—	$23.35	16.85%[h]	$10.9	1.43%	1.25	%§e	0.82%[e]	31%

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Institutional Class
8/31/2021	$16.02	$0.18	$8.51	$8.69	$(0.06)	$—	$—	$(0.06)	$—	$24.65	54.34%	$15.2	1.32%	0.86%	0.84%	31%
8/31/2020	$19.31	$0.27	$(3.28)	$(3.01)	$(0.28)	$—	$—	$(0.28)	$—	$16.02	(15.88)%	$12.6	1.19%	0.86%	1.52%	16%
8/31/2019	$24.17	$0.25	$(3.40)	$(3.15)	$(0.20)	$(1.51)	$—	$(1.71)	$—	$19.31	(12.70)%	$40.2	1.07%	0.86%	1.21%	56%
8/31/2018	$23.00	$0.19	$2.59	$2.78	$(0.17)	$(1.44)	$—	$(1.61)	$—	$24.17	12.60%	$52.5	1.02%	0.85%	0.81%	36%
8/31/2017	$19.75	$0.26	$3.16	$3.42	$(0.17)	$—	$—	$(0.17)	$—	$23.00	17.40%[h]	$29.1	1.05%	0.85%[e]	1.19%[e]	31%
Class A
8/31/2021	$16.03	$0.11	$8.50	$8.61	$(0.01)	$—	$—	$(0.01)	$—	$24.63	53.74%	$1.5	1.73%	1.22%	0.50%	31%
8/31/2020	$19.32	$0.21	$(3.29)	$(3.08)	$(0.21)	$—	$—	$(0.21)	$—	$16.03	(16.17)%	$1.7	1.54%	1.22%	1.15%	16%
8/31/2019[i]	$24.17	$0.19	$(3.41)	$(3.22)	$(0.12)	$(1.51)	$—	$(1.63)	$—	$19.32	(13.03)%	$6.2	1.40%	1.22%	0.91%	56%
8/31/2018[i]	$23.34	$0.11	$2.60	$2.71	$(0.10)	$(1.78)	$—	$(1.88)	$—	$24.17	12.23%	$10.1	1.39%	1.21%	0.46%	36%
8/31/2017[i]	$20.08	$0.20	$3.20	$3.40	$(0.14)	$—	$—	$(0.14)	$—	$23.34	16.95%[h]	$8.6	1.43%	1.21%[e]	0.89%[e]	31%
Class C
8/31/2021	$16.00	$(0.06)	$8.49	$8.43	$—	$—	$—	$—	$—	$24.43	52.69%	$1.0	2.47%	1.97%	(0.26)%	31%
8/31/2020	$19.29	$0.07	$(3.30)	$(3.23)	$(0.06)	$—	$—	$(0.06)	$—	$16.00	(16.81)%	$0.8	2.31%	1.97%	0.41%	16%
8/31/2019[i]	$24.18	$0.02	$(3.39)	$(3.37)	$(0.01)	$(1.51)	$—	$(1.52)	$—	$19.29	(13.69)%	$1.5	2.19%	1.97%	0.10%	56%
8/31/2018[i]	$23.47	$(0.06)	$2.61	$2.55	$(0.00)	$(1.84)	$—	$(1.84)	$—	$24.18	11.37%	$2.4	2.14%	1.96%	(0.29)%	36%
8/31/2017[i]	$20.29	$0.04	$3.22	$3.26	$(0.08)	$—	$—	$(0.08)	$—	$23.47	16.09%[h]	$2.5	2.18%	1.96%[e]	0.15%[e]	31%
Class R3
8/31/2021	$16.03	$0.05	$8.51	$8.56	$(0.00)	$—	$—	$(0.00)	$—	$24.59	53.42%	$0.8	1.98%	1.47%	0.22%	31%
8/31/2020	$19.33	$0.18	$(3.32)	$(3.14)	$(0.16)	$—	$—	$(0.16)	$—	$16.03	(16.42)%	$0.5	1.80%	1.47%	0.96%	16%
8/31/2019[i]	$24.17	$0.13	$(3.39)	$(3.26)	$(0.07)	$(1.51)	$—	$(1.58)	$—	$19.33	(13.21)%	$1.9	1.70%	1.48%	0.61%	56%
8/31/2018[i]	$23.37	$0.05	$2.60	$2.65	$(0.06)	$(1.79)	$—	$(1.85)	$—	$24.17	11.92%	$2.3	1.65%	1.46%	0.21%	36%
8/31/2017[i]	$20.15	$0.13	$3.20	$3.33	$(0.11)	$—	$—	$(0.11)	$—	$23.37	16.62%	$1.5	1.69%	1.46%	0.63%	31%
Class R6
8/31/2021	$16.03	$0.20	$8.50	$8.70	$(0.08)	$—	$—	$(0.08)	$—	$24.65	54.45%	$0.0	1.72%	0.76%	0.94%	31%
8/31/2020	$19.32	$0.28	$(3.27)	$(2.99)	$(0.30)	$—	$—	$(0.30)	$—	$16.03	(15.79)%	$0.0	1.02%	0.76%§	1.62%	16%
Period from 3/29/2019^ to 8/31/2019	$20.50	$0.10	$(1.28)	$(1.18)	$—	$—	$—	$—	$—	$19.32	(5.76)%*	$0.0	1.44%**	0.78%**	1.14%**	56%[c]

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Cap Opportunities Fund
Institutional Class
8/31/2021	$17.03	$0.05	$5.17	$5.22	$(0.05)	$(3.65)	$—	$(3.70)	$—	$18.55	36.24%	$490.7	0.81%	0.81%	0.33%	15%
8/31/2020	$18.64	$0.09	$1.76	$1.85	$(0.14)	$(3.32)	$—	$(3.46)	$—	$17.03	10.23%	$609.7	0.76%	0.76%	0.53%	27%
8/31/2019	$20.12	$0.14	$0.17	$0.31	$(0.14)	$(1.65)	$—	$(1.79)	$—	$18.64	2.91%	$1,098.2	0.74%	0.74%	0.75%	36%
8/31/2018	$18.67	$0.12	$3.28	$3.40	$(0.11)	$(1.84)	$—	$(1.95)	$—	$20.12	19.15%	$1,866.7	0.72%	0.72%	0.61%	23%
8/31/2017	$16.08	$0.12	$3.06	$3.18	$(0.14)	$(0.45)	$—	$(0.59)	$—	$18.67	20.27%[h]	$1,828.2	0.75%	0.75%[e]	0.68%[e]	23%
Class A
8/31/2021	$17.05	$(0.01)	$5.16	$5.15	$(0.00)	$(3.65)	$—	$(3.65)	$—	$18.55	35.69%	$53.1	1.18%	1.18%	(0.04)%	15%
8/31/2020	$18.65	$0.03	$1.76	$1.79	$(0.07)	$(3.32)	$—	$(3.39)	$—	$17.05	9.83%	$41.6	1.14%	1.14%	0.17%	27%
8/31/2019[i]	$20.12	$0.07	$0.18	$0.25	$(0.07)	$(1.65)	$—	$(1.72)	$—	$18.65	2.54%	$49.9	1.12%	1.12%	0.38%	36%
8/31/2018[i]	$18.69	$0.05	$3.28	$3.33	$(0.04)	$(1.86)	$—	$(1.90)	$—	$20.12	18.72%	$75.7	1.09%	1.09%	0.25%	23%
8/31/2017[i]	$16.09	$0.06	$3.06	$3.12	$(0.07)	$(0.45)	$—	$(0.52)	$—	$18.69	19.85%[h]	$53.5	1.10%	1.10%[e]	0.32%[e]	23%
Class C
8/31/2021	$16.92	$(0.13)	$5.09	$4.96	$—	$(3.65)	$—	$(3.65)	$—	$18.23	34.66%	$27.2	1.93%	1.93%	(0.78)%	15%
8/31/2020	$18.59	$(0.09)	$1.74	$1.65	$—	$(3.32)	$—	$(3.32)	$—	$16.92	9.04%	$30.4	1.88%	1.88%	(0.57)%	27%
8/31/2019[i]	$20.13	$(0.06)	$0.17	$0.11	$—	$(1.65)	$—	$(1.65)	$—	$18.59	1.78%	$39.4	1.86%	1.86%	(0.35)%	36%
8/31/2018[i]	$18.87	$(0.10)	$3.30	$3.20	$—	$(1.94)	$—	$(1.94)	$—	$20.13	17.83%	$44.7	1.83%	1.83%	(0.49)%	23%
8/31/2017[i]	$16.31	$(0.07)	$3.11	$3.04	$(0.00)	$(0.48)	$—	$(0.48)	$—	$18.87	18.95%[h]	$40.7	1.84%	1.84%[e]	(0.40)%[e]	23%
Real Estate Fund
Trust Class
8/31/2021	$13.76	$0.21	$4.41	$4.62	$(0.20)	$(0.08)	$—	$(0.28)	$—	$18.10	34.12%	$149.8	1.38%	1.04%	1.37%	22%
8/31/2020	$15.13	$0.17	$(0.80)	$(0.63)	$(0.17)	$(0.57)	$—	$(0.74)	$—	$13.76	(4.13)%	$108.6	1.40%	1.04%	1.21%	26%
8/31/2019	$13.34	$0.18	$2.45	$2.63	$(0.18)	$(0.66)	$—	$(0.84)	$—	$15.13	21.21%	$130.3	1.43%	1.04%	1.32%	38%
8/31/2018	$13.52	$0.20	$0.45	$0.65	$(0.19)	$(0.64)	$—	$(0.83)	$—	$13.34	5.01%	$133.7	1.42%	1.04%	1.58%	47%
8/31/2017	$15.12	$0.20	$0.07	$0.27	$(0.19)	$(1.68)	$—	$(1.87)	$—	$13.52	2.89%	$156.6	1.42%	1.04%	1.46%	45%
Institutional Class
8/31/2021	$13.81	$0.20	$4.47	$4.67	$(0.23)	$(0.08)	$—	$(0.31)	$—	$18.17	34.40%	$706.9	1.02%	0.85%	1.32%	22%
8/31/2020	$15.19	$0.19	$(0.80)	$(0.61)	$(0.20)	$(0.57)	$—	$(0.77)	$—	$13.81	(3.97)%	$344.1	1.04%	0.85%	1.37%	26%
8/31/2019	$13.39	$0.20	$2.46	$2.66	$(0.20)	$(0.66)	$—	$(0.86)	$—	$15.19	21.44%	$213.6	1.06%	0.85%	1.49%	38%
8/31/2018	$13.56	$0.23	$0.46	$0.69	$(0.22)	$(0.64)	$—	$(0.86)	$—	$13.39	5.28%	$177.7	1.06%	0.85%	1.81%	47%
8/31/2017	$15.17	$0.22	$0.06	$0.28	$(0.21)	$(1.68)	$—	$(1.89)	$—	$13.56	3.01%	$191.3	1.05%	0.85%	1.64%	45%

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class A
8/31/2021	$13.76	$0.18	$4.41	$4.59	$(0.17)	$(0.08)	$—	$(0.25)	$—	$18.10	33.89%	$84.6	1.39%	1.21%	1.18%	22%
8/31/2020	$15.13	$0.15	$(0.81)	$(0.66)	$(0.14)	$(0.57)	$—	$(0.71)	$—	$13.76	(4.31)%	$60.7	1.40%	1.21%	1.04%	26%
8/31/2019	$13.34	$0.15	$2.46	$2.61	$(0.16)	$(0.66)	$—	$(0.82)	$—	$15.13	21.01%	$63.9	1.42%	1.21%	1.13%	38%
8/31/2018	$13.51	$0.17	$0.47	$0.64	$(0.17)	$(0.64)	$—	$(0.81)	$—	$13.34	4.90%	$58.8	1.42%	1.21%	1.31%	47%
8/31/2017	$15.12	$0.18	$0.05	$0.23	$(0.16)	$(1.68)	$—	$(1.84)	$—	$13.51	2.63%	$83.5	1.42%	1.21%	1.32%	45%
Class C
8/31/2021	$13.79	$0.08	$4.42	$4.50	$(0.06)	$(0.08)	$—	$(0.14)	$—	$18.15	32.94%	$11.2	2.15%	1.96%	0.56%	22%
8/31/2020	$15.16	$0.04	$(0.80)	$(0.76)	$(0.04)	$(0.57)	$—	$(0.61)	$—	$13.79	(5.08)%	$9.1	2.16%	1.96%	0.28%	26%
8/31/2019	$13.36	$0.06	$2.45	$2.51	$(0.05)	$(0.66)	$—	$(0.71)	$—	$15.16	20.12%	$10.5	2.18%	1.96%	0.43%	38%
8/31/2018	$13.52	$0.08	$0.47	$0.55	$(0.07)	$(0.64)	$—	$(0.71)	$—	$13.36	4.14%	$13.5	2.18%	1.96%	0.59%	47%
8/31/2017	$15.12	$0.08	$0.05	$0.13	$(0.05)	$(1.68)	$—	$(1.73)	$—	$13.52	1.89%	$18.9	2.17%	1.96%	0.57%	45%
Class R3
8/31/2021	$13.73	$0.15	$4.40	$4.55	$(0.14)	$(0.08)	$—	$(0.22)	$—	$18.06	33.55%	$20.3	1.64%	1.46%	0.98%	22%
8/31/2020	$15.10	$0.11	$(0.80)	$(0.69)	$(0.11)	$(0.57)	$—	$(0.68)	$—	$13.73	(4.58)%	$15.7	1.67%	1.46%	0.81%	26%
8/31/2019	$13.31	$0.12	$2.45	$2.57	$(0.12)	$(0.66)	$—	$(0.78)	$—	$15.10	20.76%	$20.5	1.69%	1.46%	0.87%	38%
8/31/2018	$13.49	$0.16	$0.44	$0.60	$(0.14)	$(0.64)	$—	$(0.78)	$—	$13.31	4.58%	$18.0	1.69%	1.46%	1.21%	47%
8/31/2017	$15.09	$0.13	$0.08	$0.21	$(0.13)	$(1.68)	$—	$(1.81)	$—	$13.49	2.45%	$19.0	1.68%	1.46%	1.01%	45%
Class R6
8/31/2021	$13.81	$0.24	$4.43	$4.67	$(0.24)	$(0.08)	$—	$(0.32)	$—	$18.16	34.45%	$167.9	0.93%	0.75%	1.59%	22%
8/31/2020	$15.19	$0.20	$(0.80)	$(0.60)	$(0.21)	$(0.57)	$—	$(0.78)	$—	$13.81	(3.87)%	$107.1	0.94%	0.75%	1.45%	26%
8/31/2019	$13.39	$0.21	$2.47	$2.68	$(0.22)	$(0.66)	$—	$(0.88)	$—	$15.19	21.55%	$74.0	0.97%	0.76%	1.55%	38%
8/31/2018	$13.56	$0.23	$0.47	$0.70	$(0.23)	$(0.64)	$—	$(0.87)	$—	$13.39	5.35%	$56.6	0.99%	0.78%	1.82%	47%
8/31/2017	$15.16	$0.22	$0.08	$0.30	$(0.22)	$(1.68)	$—	$(1.90)	$—	$13.56	3.16%	$45.2	0.98%	0.78%	1.62%	45%
Small Cap Growth Fund
Investor Class
8/31/2021	$44.81	$(0.45)	$12.93	$12.48	$—	$(0.58)	$—	$(0.58)	$—	$56.71	27.95%	$85.7	1.28%	1.07%	(0.85)%	127%
8/31/2020	$37.83	$(0.30)	$8.82	$8.52	$—	$(1.54)	$—	$(1.54)	$—	$44.81	23.20%	$72.5	1.41%	1.18%	(0.78)%	128%
8/31/2019	$44.96	$(0.30)	$0.29	$(0.01)	$—	$(7.12)	$—	$(7.12)	$—	$37.83	4.06%	$65.6	1.58%	1.19%	(0.78)%	161%
8/31/2018	$32.90	$(0.37)	$12.94	$12.57	$—	$(0.51)	$—	$(0.51)	$—	$44.96	38.67%	$66.1	1.75%	1.21%	(0.97)%	217%
8/31/2017	$26.97	$(0.26)	$6.19	$5.93	$—	$—	$—	$—	$—	$32.90	21.99%[h]	$49.8	1.78%	1.20%[e]	(0.86)%[e]	215%
See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Trust Class
8/31/2021[l]	$44.87	$(0.56)	$12.95	$12.39	$—	$(0.58)	$—	$(0.58)	$—	$56.68	27.70%	$5.4	1.47%	1.27%	(1.04)%	127%
8/31/2020[l]	$37.94	$(0.34)	$8.82	$8.48	$—	$(1.55)	$—	$(1.55)	$—	$44.87	23.04%	$4.6	1.54%	1.29%	(0.89)%	128%
8/31/2019[l]	$45.14	$(0.34)	$0.30	$(0.04)	$—	$(7.16)	$—	$(7.16)	$—	$37.94	3.99%	$4.6	1.70%	1.29%	(0.89)%	161%
8/31/2018gl	$33.05	$(0.43)	$12.99	$12.56	$—	$(0.47)	$—	$(0.47)	$—	$45.14	38.45%	$4.4	1.86%	1.37%	(1.13)%	217%
8/31/2017gl	$27.15	$(0.30)	$6.20	$5.90	$—	$—	$—	$—	$—	$33.05	21.74%	$3.9	1.88%	1.37%	(1.04)%	215%
Advisor Class
8/31/2021[l]	$44.93	$(0.64)	$12.95	$12.31	$—	$(0.58)	$—	$(0.58)	$—	$56.66	27.50%	$3.9	1.63%	1.42%	(1.19)%	127%
8/31/2020[l]	$38.05	$(0.39)	$8.83	$8.44	$—	$(1.56)	$—	$(1.56)	$—	$44.93	22.86%	$3.2	1.70%	1.44%	(1.04)%	128%
8/31/2019[l]	$45.36	$(0.40)	$0.29	$(0.11)	$—	$(7.20)	$—	$(7.20)	$—	$38.05	3.81%	$2.8	1.87%	1.44%	(1.04)%	161%
8/31/2018gl	$33.51	$(0.49)	$13.09	$12.60	$—	$(0.75)	$—	$(0.75)	$—	$45.36	38.26%	$2.5	2.03%	1.51%	(1.27)%	217%
8/31/2017gl	$27.56	$(0.35)	$6.30	$5.95	$—	$—	$—	$—	$—	$33.51	21.58%[h]	$1.7	2.05%	1.51%[e]	(1.18)%[e]	215%
Institutional Class
8/31/2021[l]	$44.74	$(0.36)	$12.93	$12.57	$—	$(0.58)	$—	$(0.58)	$—	$56.73	28.18%	$235.8	1.09%	0.90%	(0.68)%	127%
8/31/2020[l]	$37.66	$(0.20)	$8.80	$8.60	$—	$(1.52)	$—	$(1.52)	$—	$44.74	23.52%	$158.1	1.18%	0.90%	(0.51)%	128%
8/31/2019[l]	$44.59	$(0.17)	$0.29	$0.12	$—	$(7.05)	$—	$(7.05)	$—	$37.66	4.38%	$87.7	1.28%	0.90%	(0.43)%	161%
8/31/2018gl	$32.51	$(0.25)	$12.81	$12.56	$—	$(0.48)	$—	$(0.48)	$—	$44.59	39.12%	$16.4	1.50%	0.90%	(0.66)%	217%
8/31/2017gl	$26.58	$(0.17)	$6.10	$5.93	$—	$—	$—	$—	$—	$32.51	22.31%	$11.8	1.50%	0.90%	(0.57)%	215%
Class A
8/31/2021[l]	$44.88	$(0.56)	$12.94	$12.38	$—	$(0.58)	$—	$(0.58)	$—	$56.68	27.69%	$26.5	1.49%	1.26%	(1.04)%	127%
8/31/2020[l]	$37.93	$(0.32)	$8.82	$8.50	$—	$(1.55)	$—	$(1.55)	$—	$44.88	23.09%	$23.3	1.60%	1.26%	(0.86)%	128%
8/31/2019[l]	$45.10	$(0.29)	$0.26	$(0.03)	$—	$(7.14)	$—	$(7.14)	$—	$37.93	4.01%	$50.1	1.65%	1.26%	(0.76)%	161%
8/31/2018gl	$32.98	$(0.39)	$12.97	$12.58	$—	$(0.46)	$—	$(0.46)	$—	$45.10	38.60%	$5.3	1.88%	1.26%	(1.02)%	217%
8/31/2017gl	$27.06	$(0.27)	$6.19	$5.92	$—	$—	$—	$—	$—	$32.98	21.88%	$3.3	1.90%	1.26%	(0.93)%	215%
Class C
8/31/2021[l]	$45.14	$(0.97)	$12.99	$12.02	$—	$(0.58)	$—	$(0.58)	$—	$56.58	26.75%	$6.6	2.21%	2.01%	(1.79)%	127%
8/31/2020[l]	$38.45	$(0.62)	$8.90	$8.28	$—	$(1.59)	$—	$(1.59)	$—	$45.14	22.19%	$4.6	2.30%	2.01%	(1.61)%	128%
8/31/2019[l]	$46.16	$(0.63)	$0.27	$(0.36)	$—	$(7.35)	$—	$(7.35)	$—	$38.45	3.20%	$4.2	2.45%	2.01%	(1.60)%	161%
8/31/2018gl	$34.31	$(0.69)	$13.33	$12.64	$—	$(0.79)	$—	$(0.79)	$—	$46.16	37.56%	$3.1	2.62%	2.01%	(1.77)%	217%
8/31/2017gl	$28.36	$(0.52)	$6.47	$5.95	$—	$—	$—	$—	$—	$34.31	21.00%	$2.0	2.63%	2.01%	(1.68)%	215%

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Class R3
8/31/2021[l]	$44.97	$(0.70)	$12.96	$12.26	$—	$(0.58)	$—	$(0.58)	$—	$56.65	27.38%	$6.0	1.74%	1.51%	(1.29)%	127%
8/31/2020[l]	$38.10	$(0.43)	$8.86	$8.43	$—	$(1.56)	$—	$(1.56)	$—	$44.97	22.80%	$3.7	1.86%	1.51%	(1.11)%	128%
8/31/2019[l]	$45.45	$(0.43)	$0.29	$(0.14)	$—	$(7.21)	$—	$(7.21)	$—	$38.10	3.73%	$2.4	2.01%	1.51%	(1.10)%	161%
8/31/2018gl	$33.57	$(0.49)	$13.12	$12.63	$—	$(0.75)	$—	$(0.75)	$—	$45.45	38.29%	$2.2	2.17%	1.51%	(1.27)%	217%
8/31/2017gl	$27.61	$(0.35)	$6.31	$5.96	$—	$—	$—	$—	$—	$33.57	21.58%	$1.0	2.19%	1.51%	(1.17)%	215%
Class R6
8/31/2021[l]	$44.71	$(0.31)	$12.92	$12.61	$—	$(0.58)	$—	$(0.58)	$—	$56.74	28.29%	$53.1	0.99%	0.80%	(0.58)%	127%
8/31/2020[l]	$37.59	$(0.15)	$8.79	$8.64	$—	$(1.52)	$—	$(1.52)	$—	$44.71	23.65%	$37.2	1.08%	0.80%	(0.40)%	128%
Period from 9/7/2018^ to 8/31/2019[l]	$43.68	$0.06	$0.88	$0.94	$—	$(7.03)	$—	$(7.03)	$—	$37.59	6.35%*	$21.0	1.15%**	0.81%**	0.15%**	161%[c]
Sustainable Equity Fund
Investor Class
8/31/2021	$39.44	$0.18	$12.84	$13.02	$(0.26)	$(2.35)	$—	$(2.61)	$—	$49.85	34.45%	$437.8	0.84%	0.84%	0.40%	16%
8/31/2020	$37.08	$0.22	$5.56	$5.78	$(0.25)	$(3.17)	$—	$(3.42)	$—	$39.44	16.12%	$429.6	0.86%	0.86%	0.59%	21%
8/31/2019	$41.86	$0.30	$(1.80)	$(1.50)	$(0.16)	$(3.12)	$—	$(3.28)	$—	$37.08	(2.70)%	$446.1	0.86%	0.86%	0.80%	20%
8/31/2018[f]	$37.56	$0.23	$6.41	$6.64	$(0.31)	$(2.03)	$—	$(2.34)	$—	$41.86	18.36%	$679.3	0.85%	0.85%	0.59%	12%
8/31/2017[f]	$34.56	$0.24	$4.31	$4.55	$(0.23)	$(1.32)	$—	$(1.55)	$—	$37.56	13.54%[h]	$732.6	0.85%	0.84%[e]	0.66%[e]	26%
Trust Class
8/31/2021	$39.47	$0.10	$12.85	$12.95	$(0.17)	$(2.35)	$—	$(2.52)	$—	$49.90	34.21%	$148.7	1.02%	1.02%	0.23%	16%
8/31/2020	$37.10	$0.15	$5.58	$5.73	$(0.19)	$(3.17)	$—	$(3.36)	$—	$39.47	15.95%	$122.9	1.03%	1.03%	0.42%	21%
8/31/2019	$41.88	$0.24	$(1.80)	$(1.56)	$(0.10)	$(3.12)	$—	$(3.22)	$—	$37.10	(2.86)%	$161.3	1.03%	1.03%	0.65%	20%
8/31/2018[f]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$—	$(2.27)	$—	$41.88	18.13%	$230.8	1.02%	1.02%	0.42%	12%
8/31/2017[f]	$35.74	$0.18	$4.38	$4.56	$(0.40)	$(2.32)	$—	$(2.72)	$—	$37.58	13.41%[h]	$234.6	1.02%	1.01%[e]	0.51%[e]	26%
Institutional Class
8/31/2021	$39.40	$0.26	$12.81	$13.07	$(0.34)	$(2.35)	$—	$(2.69)	$—	$49.78	34.68%	$896.3	0.67%	0.67%	0.58%	16%
8/31/2020	$37.02	$0.28	$5.57	$5.85	$(0.30)	$(3.17)	$—	$(3.47)	$—	$39.40	16.35%	$689.9	0.68%	0.68%	0.77%	21%
8/31/2019	$41.84	$0.37	$(1.81)	$(1.44)	$(0.26)	$(3.12)	$—	$(3.38)	$—	$37.02	(2.52)%	$768.3	0.68%	0.68%	1.00%	20%
8/31/2018	$37.55	$0.30	$6.41	$6.71	$(0.39)	$(2.03)	$—	$(2.42)	$—	$41.84	18.56%	$950.5	0.67%	0.67%	0.76%	12%
8/31/2017	$34.55	$0.30	$4.32	$4.62	$(0.30)	$(1.32)	$—	$(1.62)	$—	$37.55	13.78%[h]	$848.8	0.66%	0.66%[e]	0.84%[e]	26%

See Notes to Financial Highlights

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Sustainable Equity Fund (cont'd)
Class A
8/31/2021	$39.43	$0.10	$12.83	$12.93	$(0.17)	$(2.35)	$—	$(2.52)	$—	$49.84	34.17%	$160.6	1.04%		1.04%		0.21%		16%
8/31/2020	$37.08	$0.15	$5.57	$5.72	$(0.20)	$(3.17)	$—	$(3.37)	$—	$39.43	15.94%	$98.0	1.05%		1.05%		0.41%		21%
8/31/2019	$41.88	$0.23	$(1.81)	$(1.58)	$(0.10)	$(3.12)	$—	$(3.22)	$—	$37.08	(2.90)%	$95.1	1.05%		1.05%		0.61%		20%
8/31/2018[f]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$—	$(2.27)	$—	$41.88	18.14%	$126.4	1.04%		1.04%		0.40%		12%
8/31/2017[f]	$35.78	$0.18	$4.37	$4.55	$(0.41)	$(2.34)	$—	$(2.75)	$—	$37.58	13.36%[h]	$118.0	1.03%		1.03%[e]		0.48%[e]		26%
Class C
8/31/2021	$39.07	$(0.23)	$12.70	$12.47	$—	$(2.35)	$—	$(2.35)	$—	$49.19	33.19%	$48.0	1.79%		1.79%		(0.53)%		16%
8/31/2020	$36.85	$(0.12)	$5.51	$5.39	$—	$(3.17)	$—	$(3.17)	$—	$39.07	15.06%	$40.4	1.79%		1.79%		(0.34)%		21%
8/31/2019	$41.81	$(0.04)	$(1.80)	$(1.84)	$—	$(3.12)	$—	$(3.12)	$—	$36.85	(3.62)%	$47.4	1.79%		1.79%		(0.12)%		20%
8/31/2018[f]	$37.63	$(0.14)	$6.42	$6.28	$(0.07)	$(2.03)	$—	$(2.10)	$—	$41.81	17.26%	$62.4	1.78%		1.78%		(0.35)%		12%
8/31/2017[f]	$35.92	$(0.09)	$4.39	$4.30	$(0.17)	$(2.42)	$—	$(2.59)	$—	$37.63	12.53%[h]	$56.6	1.78%		1.78%[e]		(0.27)%[e]		26%
Class R3
8/31/2021	$39.41	$(0.01)	$12.84	$12.83	$(0.07)	$(2.35)	$—	$(2.42)	$—	$49.82	33.87%	$23.8	1.29%		1.29%		(0.03)%		16%
8/31/2020	$37.10	$0.06	$5.56	$5.62	$(0.14)	$(3.17)	$—	$(3.31)	$—	$39.41	15.63%	$28.0	1.30%		1.30%		0.16%		21%
8/31/2019	$41.90	$0.14	$(1.79)	$(1.65)	$(0.03)	$(3.12)	$—	$(3.15)	$—	$37.10	(3.12)%	$31.8	1.29%		1.29%		0.36%		20%
8/31/2018[f]	$37.59	$0.06	$6.42	$6.48	$(0.14)	$(2.03)	$—	$(2.17)	$—	$41.90	17.85%	$36.4	1.28%		1.28%		0.15%		12%
8/31/2017[f]	$35.86	$0.07	$4.37	$4.44	$(0.34)	$(2.37)	$—	$(2.71)	$—	$37.59	13.04%[h]	$41.3	1.28%		1.28%[e]		0.21%[e]		26%
Class R6
8/31/2021	$39.41	$0.30	$12.82	$13.12	$(0.39)	$(2.35)	$—	$(2.74)	$—	$49.79	34.82%	$264.3	0.57%		0.57%		0.68%		16%
8/31/2020	$37.01	$0.32	$5.58	$5.90	$(0.33)	$(3.17)	$—	$(3.50)	$—	$39.41	16.48%	$233.6	0.58%		0.58%		0.88%		21%
8/31/2019	$41.83	$0.40	$(1.81)	$(1.41)	$(0.29)	$(3.12)	$—	$(3.41)	$—	$37.01	(2.44)%	$238.1	0.59%		0.59%		1.08%		20%
8/31/2018[f]	$37.54	$0.32	$6.41	$6.73	$(0.41)	$(2.03)	$—	$(2.44)	$—	$41.83	18.65%	$321.1	0.60%		0.60%		0.83%		12%
8/31/2017[f]	$34.54	$0.33	$4.31	$4.64	$(0.32)	$(1.32)	$—	$(1.64)	$—	$37.54	13.84%[h]	$361.3	0.59%		0.59%[e]		0.91%[e]		26%
U.S. Equity Impact Fund
Institutional Class
Period from 3/23/2021^ to 8/31/2021	$10.00	$(0.01)	$1.36	$1.35	$—	$—	$—	$—	$—	$11.35	13.50%*	$6.1	6.59	%‡**	0.90	%‡**	(0.19	)%‡**	7%*
Class A
Period from 3/23/2021^ to 8/31/2021	$10.00	$(0.02)	$1.35	$1.33	$—	$—	$—	$—	$—	$11.33	13.30%*	$0.2	9.83	%‡**	1.26	%‡**	(0.48	)%‡**	7%*
Class C
Period from 3/23/2021^ to 8/31/2021	$10.00	$(0.06)	$1.35	$1.29	$—	$—	$—	$—	$—	$11.29	12.90%*	$0.0	18.90	%‡**	2.01	%‡**	(1.30	)%‡**	7%*

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds had not received refunds, plus interest, from State Street noted in (h) below for custodian out-of-pocket expenses previously paid during the year ended August 31, 2017.

^  The date investment operations commenced.

*  Not annualized.

**  Annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived pursuant to the terms of the contractual expense limitation agreements by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2021	2020	2019	2018	2017
Emerging Markets Equity Institutional Class	1.21%	1.24%	1.25%	—	—
Emerging Markets Equity Class R3	1.90%	—	—	—	—
Emerging Markets Equity Class R6	1.10%	1.11%	1.15%	—	—
Focus Institutional Class	0.74%	—	—	0.75%	—
Focus Class A	1.11%	—	—	—	—
Genesis Institutional Class	—	—	—	—	0.84%
Genesis Class R6	0.74%	0.74%	—	—	0.77%
Guardian Advisor Class	—	—	—	—	—
Guardian Class R3	—	1.31%	—	—	—
Guardian Class R6	—	0.56%	—	—	—
International Equity Institutional Class	—	—	—	—	0.84%
International Equity Class A	—	—	—	—	1.20%
International Equity Class C	—	—	—	—	1.96%
Intrinsic Value Institutional Class	0.99%	—	—	—	—
Intrinsic Value Class C	2.11%	—	—	—	—
Intrinsic Value Class R6	0.89%	—	—	—	—
Large Cap Value Institutional Class	—	—	—	0.70%	0.69%
Large Cap Value Class R3	—	1.33%	1.33%	—	—
Large Cap Value Class R6	—	0.59%	—	—	—
Mid Cap Growth Class A	—	—	—	—	1.09%
Mid Cap Growth Class C	—	—	—	1.82%	1.86%
Mid Cap Growth Class R3	—	—	1.33%	1.34%	—
Mid Cap Intrinsic Value Trust Class	—	—	—	—	1.24%
Mid Cap Intrinsic Value Class R6	—	0.74%	—	—	—

Notes to Financial Highlights Equity Funds (cont'd)

^^  Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Greater China Equity (2019 and 2017) and International Small Cap (2020) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Greater China Equity and International Small Cap not utilized the line of credit, and/or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2020	2019	2018	2017
Greater China Equity Institutional Class	—	1.50%	—	1.50%
Greater China Equity Class A	—	1.86%	—	1.86%
Greater China Equity Class C	—	2.61%	—	2.61%
International Small Cap Institutional Class	1.05%	—	—	—
International Small Cap Class A	1.42%	—	—	—
International Small Cap Class C	2.17%	—	—	—
International Small Cap Class R6	0.96%	—	—	—

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  Except for the Fund classes listed below, the class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended August 31, 2021. Had the Fund classes listed below not received class action proceeds in 2021, total return based on per share NAV for the year ended August 31, 2021 would have been:

International Equity Investor Class	28.10%
International Equity Trust Class	28.02%
International Equity Institutional Class	28.30%
International Equity Class A	27.90%
International Equity Class C	26.92%
International Equity Class R6	28.42%
International Select Trust Class	27.98%
International Select Institutional Class	28.42%
International Select Class A	28.00%
International Select Class C	26.96%
International Select Class R3	27.59%
International Select Class R6	28.43%
Large Cap Value Investor Class	49.98%
Large Cap Value Trust Class	49.69%
Large Cap Value Advisor Class	49.41%
Large Cap Value Class A	49.63%
Large Cap Value Class R3	49.23%

Notes to Financial Highlights Equity Funds (cont'd)

Multi-Cap Opportunities Institutional Class	36.16%
Small Cap Growth Investor Class	27.90%
Small Cap Growth Trust Class	27.66%
Small Cap Growth Advisor Class	27.46%
Small Cap Growth Institutional Class	28.16%
Small Cap Growth Class A	27.64%
Small Cap Growth Class C	26.71%
Small Cap Growth Class R3	27.36%
Small Cap Growth Class R6	28.25%

  Except for the Fund classes listed below, the class action proceeds received in 2020, 2019, 2018 and/or 2017, if any, had no impact on the Funds' total returns for the years ended August 31, 2020, 2019, 2018 and/or 2017. Had the Fund classes listed below not received class action proceeds in 2019 and/or 2017, total return based on per share NAV for the years ended August 31, 2019 and/or 2017 would have been:

	Year Ended August 31,
	2019	2017
Large Cap Value Investor Class	6.21%	—
Large Cap Value Trust Class	6.00%	—
Large Cap Value Advisor Class	5.86%	—
Mid Cap Intrinsic Value Class A	—	16.89%
Small Cap Growth Investor Class	3.98%	21.91%
Small Cap Growth Trust Class	3.90%	21.68%
Small Cap Growth Advisor Class	3.73%	21.47%
Small Cap Growth Institutional Class	4.35%	22.23%
Small Cap Growth Class A	3.98%	21.81%
Small Cap Growth Class C	3.11%	20.94%
Small Cap Growth Class R3	3.62%	21.47%

c  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2017, for International Select and for the year ended August 31, 2019, for Guardian, Intrinsic Value, Large Cap Value, Mid Cap Intrinsic Value and Small Cap Growth.

d  Had International Equity not received the voluntary contribution in 2020, the total return based on per share NAV for the year ended August 31, 2020 would have been:

Year Ended August 31, 2020
International Equity Investor Class	15.31%
International Equity Trust Class	15.33%
International Equity Institutional Class	15.66%
International Equity Class A	15.19%
International Equity Class C	14.33%
International Equity Class R6	15.83%

Notes to Financial Highlights Equity Funds (cont'd)

e  The custodian expenses refund noted in (h) below is non-recurring and is included in these ratios. Had certain Funds not received the refund, the annualized ratio of net expenses to average net assets and the annualized ratio of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Equity Income Institutional Class	0.69%	2.99%
Equity Income Class A	1.05%	2.56%
Equity Income Class C	1.80%	1.82%
Equity Income Class R3	1.34%	2.27%
Focus Investor Class	0.92%	0.27%
Focus Trust Class	1.10%	0.09%
Focus Advisor Class	1.26%	(0.08)%
Genesis Investor Class	1.02%	0.21%
Genesis Trust Class	1.09%	0.12%
Genesis Advisor Class	1.36%	(0.14)%
Genesis Institutional Class	0.85%	0.38%
Genesis Class R6	0.77%	0.45%
Guardian Investor Class	0.90%	0.75%
Guardian Trust Class	1.07%	0.57%
Guardian Advisor Class	1.38%	0.25%
Guardian Institutional Class	0.72%	0.94%
Guardian Class A	1.10%	0.55%
Guardian Class C	1.84%	(0.20)%
Guardian Class R3	1.36%	0.28%
International Equity Investor Class	1.05%	0.97%
International Equity Trust Class	1.09%	0.91%
International Equity Institutional Class	0.85%	1.19%
International Equity Class A	—	0.65%
International Equity Class C	—	0.04%
International Equity Class R6	—	1.31%
Large Cap Value Investor Class	0.87%	1.30%
Large Cap Value Trust Class	1.05%	1.11%
Large Cap Value Advisor Class	1.20%	0.97%
Large Cap Value Institutional Class	0.70%	1.49%
Large Cap Value Class A	1.07%	1.11%

Notes to Financial Highlights Equity Funds (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Large Cap Value Class C	1.81%	0.36%
Large Cap Value Class R3	1.36%	0.90%
Mid Cap Growth Investor Class	0.93%	(0.30)%
Mid Cap Growth Trust Class	0.97%	(0.34)%
Mid Cap Growth Advisor Class	1.23%	(0.60)%
Mid Cap Growth Institutional Class	0.72%	(0.09)%
Mid Cap Growth Class A	1.11%	(0.49)%
Mid Cap Growth Class R6	0.65%	(0.02)%
Mid Cap Intrinsic Value Investor Class	1.07%	1.00%
Mid Cap Intrinsic Value Trust Class	1.25%	0.82%
Mid Cap Intrinsic Value Institutional Class	0.85%	1.19%
Mid Cap Intrinsic Value Class A	1.21%	0.89%
Mid Cap Intrinsic Value Class C	1.96%	0.15%
Multi-Cap Opportunities Institutional Class	0.75%	0.68%
Multi-Cap Opportunities Class A	1.10%	0.32%
Multi-Cap Opportunities Class C	1.84%	(0.40)%
Small Cap Growth Investor Class	1.21%	(0.87)%
Small Cap Growth Advisor Class	1.51%	(1.18)%
Sustainable Equity Investor Class	0.85%	0.66%
Sustainable Equity Trust Class	1.02%	0.49%
Sustainable Equity Institutional Class	0.66%	0.84%
Sustainable Equity Class A	1.03%	0.48%
Sustainable Equity Class C	1.78%	(0.27)%
Sustainable Equity Class R3	1.28%	0.21%
Sustainable Equity Class R6	0.59%	0.91%

f  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

g  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

h  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to those Funds certain expenses, plus interest, determined to be payable to the Funds for the period in question. These amounts were refunded to those Funds by State Street

Notes to Financial Highlights Equity Funds (cont'd)

during the year ended August 31, 2017. Except for the Fund classes listed below, these amounts had no impact on the Fund's total return for the year ended August 31, 2017. Had the below Funds not received the refund, the total return based on per share NAV would have been:

Year Ended August 31, 2017
Guardian Advisor Class	17.00%
International Equity Investor Class	15.58%
International Equity Trust Class	15.53%
Mid Cap Intrinsic Value Investor Class	17.14%

i  After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

j  Equity Income and Focus each received a voluntary contribution in 2017. These contributions had no impact on the total returns for Equity Income or Focus for the year ended August 31, 2017.

k  After the close of business on August 16, 2019, Large Cap Value acquired all of the net assets of Neuberger Berman Value Fund in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $30,333,739 of securities acquired, and there were no sales made following a purchase-of-assets transaction relative to the merger.

l  After the close of business on July 23, 2021, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Equity Funds and Shareholders of:
Neuberger Berman Dividend Growth Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman Guardian Fund
Neuberger Berman Integrated Large Cap Fund
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman International Small Cap Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Real Estate Fund
Neuberger Berman U.S. Equity Impact Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Real Estate Fund and Neuberger Berman U.S. Equity Impact Fund (collectively referred to as the "Funds") (Fifteen of the series constituting Neuberger Berman Equity Funds (the "Trust")), including the schedules of investments, as of August 31, 2021 and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (Fifteen of the series constituting Neuberger Berman Equity Funds) at August 31, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Fund constituting Neuberger Berman Equity Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Neuberger Berman Dividend Growth Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman Guardian Fund
Neuberger Berman Integrated Large Cap Fund
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Real Estate Fund	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the five years in the period ended August 31, 2021
Neuberger Berman International Small Cap Fund	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the four years in the period ended August 31, 2021 and the period from December 8, 2016 (commencement of operations) through August 31, 2017
Neuberger Berman U.S. Equity Impact Fund	For the period from March 23, 2021 (commencement of operations) through August 31, 2021	For the period from March 23, 2021 (commencement of operations) through August 31, 2021	For the period from March 23, 2021 (commencement of operations) through August 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
October 20, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Sustainable Equity Fund (the "Funds"), each a series of Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 20, 2021

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services
800.366.6264

Sub-Adviser

Green Court Capital Management Limited
Suites 4007-4008, 40/F
One Exchange Square
8 Connaught Place
Central Hong Kong

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Investor, Trust, Advisor & Institutional Class Shareholders address correspondence to:

Neuberger Berman Funds
P.O. Box 219189

Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800

Intermediary Client Services 800.366.6264

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds' Statement of Additional Information includes additional information about the Trustees as of the time of the Funds' most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	48

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	48

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

48

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	48

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	48

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	48

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	48

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	48

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	48	None.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

48

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Funds have established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Funds' liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Funds' liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds' liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Funds' investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions. The Program Administrator also utilizes information about the Funds' investment strategy, the characteristics of the Funds' shareholder base and historical redemption activity.

The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2020 through March 31, 2021. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

Neuberger Berman U.S. Equity Impact Fund: Initial Consideration of the Management Agreement

Prior to approving the management agreement with Neuberger Berman Investment Advisers LLC ("Management") (the "Agreement") with respect to Neuberger Berman U.S. Equity Impact Fund (the "Fund"), the Board of Trustees (the "Board") of Neuberger Berman Equity Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Management (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Fund Trustees"), evaluated the Agreement. Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel").

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed materials provided by Management and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the Agreement that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of the Trust, including reports on investment performance and systems for monitoring portfolio risk, liquidity management, and other portfolio parameters for those series. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to contract review, such as performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of a contract review process.

The Independent Fund Trustees receive, at least annually, from Independent Counsel a memorandum discussing the legal standards for their consideration of the management agreements. During the course of their deliberations regarding their review of the Agreement, the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

In connection with its approval of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and anticipated quality of the services to be provided by Management; (2) the expected costs of the services to be provided by Management; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board. This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions for the Fund. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between a fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how those factors relate to the Fund's investment program and may relate to investment performance. The Board noted the extensive range of services that

Management will provide to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management will assume significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Board also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the other series of the Trust not withstanding the disruptions caused by the pandemic. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considers annually the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives for portfolio managers to act in the best interests of the series of the Trust that they manage. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board also considered the manner in which Management addressed various matters that have arisen during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management, on behalf of the other series of the Trust, in response to recent market conditions, such as the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19 and considered the overall performance of Management in this context.

With respect to the overall fairness of the Agreement, the Board considered the fee structures proposed for the Fund under the Agreement for the three classes of shares to be registered initially as compared to a peer group of funds having comparable investment programs, but most of which had net assets of between $100 million and $5 billion. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee to the peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group may pay directly from fund assets for certain services that Management would cover out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences. The Board noted that the total expenses projected for the classes for which peers were provided were above the median relative to the peer group. In analyzing this fee data, the Board took into account the small peer group, the challenges associated with identifying an appropriate peer group for the Fund's strategy, and Management's representations that the Fund's fees are reasonable and competitive in light of its investment strategy compared to that of certain other funds in the peer group.

In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that, at the start-up phase of a fund, it may be too soon to anticipate the economies of scale in anything more than a general manner. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the fee structure was reasonable in part based on the nature of the Fund and its investment strategy, in part based on the proposed contractual limit on expenses of each class of the Fund and in part based on the observation that the Fund was priced to scale—that is, the projected expense ratios for most of the classes were comparable to those of much larger funds. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the reasonably anticipated costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the reasonably anticipated costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Notice to Shareholders

For the fiscal year ended August 31, 2021, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as Capital Gains Distributions and Qualified Dividend Income. Complete information regarding each Fund's Qualified Dividend Income distributions during the calendar year 2021 will be reported in conjunction with Form 1099-DIV.

	Capital Gains Distributions	Qualified Dividend Income
Dividend Growth	$59,146	$533,289
Emerging Markets Equity	—	3,296,518
Equity Income	24,175,135	28,158,389
Focus	45,004,062	7,864,632
Genesis	568,726,559	3,224,654
Global Real Estate	—	79,168
Greater China Equity	147,967	978,390
Guardian	101,187,322	16,012,363
Integrated Large Cap	29,699	52,816
International Equity	77,425,917	25,434,083
International Select	1,973,491	2,883,497
International Small Cap	64,508	16,742
Intrinsic Value	20,438,292	—
Large Cap Value	30,323,360	94,413,175
Mid Cap Growth	182,879,044	4,884,605
Mid Cap Intrinsic Value	—	230,822
Multi-Cap Opportunities	175,339,052	4,853,095
Real Estate(a)	7,857,145	19,476,814
Small Cap Growth	18,845,511	686,554
Sustainable Equity	121,374,973	13,255,896
U.S. Equity Impact	—	808

(a)  Section 1250 gain distribution of $446,912 for Real Estate.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0599 10/21

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean. Mr. Cosgrove, Ms. Goss and Ms. McLean are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Dividend Growth, Emerging Markets Equity, Equity Income, Focus, Genesis, Global Real Estate, Greater China Equity, Guardian, Integrated Large Cap, International Equity, International Select, International Small Cap, Large Cap Value, Real Estate, and U.S. Equity Impact Funds.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Sustainable Equity Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $646,626 and $679,126 for the fiscal years ended 2020 and 2021, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $128,400 and $130,950 for the fiscal years ended 2020 and 2021, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $261,900 and $274,350 for the fiscal years ended 2020 and 2021, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e)  Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $261,900 and $274,350 for the fiscal years ended 2020 and 2021, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: November 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: November 2, 2021

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: November 2, 2021